    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2006

                           REGISTRATION NO. 333-136516
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 4 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                              (ABN 88 064 133 946)
             (Exact Name of Registrant as Specified in its Charter)

                         ------------------------------

 AUSTRALIAN CAPITAL TERRITORY,                LEVEL 7                           NOT APPLICABLE
   COMMONWEALTH OF AUSTRALIA              48 MARTIN PLACE           (I.R.S. Employer Identification No.)
(State or Other Jurisdiction of             SYDNEY, 2000
 Incorporation Or Organization)              AUSTRALIA
                                      TELEPHONE: 612-9378-5293
                                  (Address of Principal Executive
                                              Offices)

                         ------------------------------

                                  MURRAY REGAN

                      HEAD OF OPERATIONS AND ADMINISTRATION
                         COMMONWEALTH BANK OF AUSTRALIA
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022
                             TELEPHONE: 212-848-9391
                     (Name and address of agent for service)

                         ------------------------------

                                   Copies to:

           JOHN FRANCIS GREENHALGH                 PAUL A. JORISSEN, ESQ.
SECURITISATION ADVISORY SERVICES PTY. LIMITED   MAYER, BROWN, ROWE & MAW LLP
            LEVEL 7, MARTIN PLACE                      1675 BROADWAY
           SYDNEY 2000, AUSTRALIA                 NEW YORK, NEW YORK 10019

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         CALCULATION OF REGISTRATION FEE

============================================================================================================
                                                        Proposed Maximum    Proposed Maximum     Amount of
          Title of each Class of         Amount to be    Offering Price    Aggregate Offering   Registration
        Securities to be Registered       Registered      Per Unit(1)          Price (1)           Fee(2)
------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED FLOATING RATE NOTES        $1,000,000          100%            $1,000,000          $107.00
============================================================================================================

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.

(1)  Estimated solely for the purpose of calculating the registration fee.

(2)  $107.00 has already been paid.

                                EXPLANATORY NOTE

     This Registration Statement includes (i) a base prospectus and (ii) an illustrative form of prospectus supplement for use in the offering of each series of notes. Appropriate modifications will be made to the form of prospectus supplement to disclose the specific terms of any particular series of notes, the specific classes of notes to be offered thereby, and the terms of the related offering.

     Securitisation Advisory Services Pty. Limited has filed this Registration
Statement on Form S-3 with the Securities and Exchange Commission staff's permission based in part on the staff's experience with prior, similar
Securitisation Advisory Services Pty. Limited filings and Securitisation
Advisory Services Pty. Limited's various undertaking and representations.

The information in this prospectus supplement and the accompanying prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS SUPPLEMENT
DATED [____________, 20__] (TO PROSPECTUS DATED [____________, 20__])

            US$[__] CLASS [__] MORTGAGE BACKED [FLOATING RATE] NOTES
                           Medallion Trust Series [__]
                                 Issuing Entity
                                      LOGO

        SECURITISATION ADVISORY SERVICES PTY LIMITED (ABN 88 064 133 946)
                          Sponsor, Depositor and Manager
               COMMONWEALTH BANK OF AUSTRALIA (ABN 48 123 123 124)
                             Originator and Servicer
                   [HOMEPATH PTY LIMITED (ABN 35 081 986 530)]
                                   Originator
                  [NAME OF ANY OTHER ORIGINATOR(S)] [ABN [__])]
                                  [Originator]
            [PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)]
          in its capacity as trustee of the Medallion Trust Series [__]
                                 Issuer Trustee

                                   ----------

     The Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] offered by this prospectus supplement will be collateralized by a pool of housing loans secured by properties located in
Australia. The Medallion Trust Series [__] will be governed by the laws of the
Australian Capital Territory, Australia.

     The Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] offered by this prospectus supplement are not deposits and neither the notes nor the underlying housing loans are insured or guaranteed by any governmental agency or instrumentality. The Class [__] notes
[and the Class [insert the name of any other notes offered by this prospectus]]
offered by this prospectus supplement represent obligations of the issuer trustee in its capacity as trustee of the issuing entity only and do not represent obligations of or interests in, and are not guaranteed by any other entity including Securitisation Advisory Services Pty Limited, Commonwealth Bank
of Australia, [Homepath Pty Limited], [name of any other originator(s)],
[Perpetual Trustee Company Limited] (or any affiliates of those companies) or the underwriters.

     [If any of the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] are to be listed on an exchange, insert appropriate description.]

     Payments on the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] will be on [monthly] [quarterly]
payment dates, being the [__]th day of each [month] [__], or, if the [__]th day is not a business day, on the next business day. The first [monthly] [quarterly]
payment date will be on [__].

     The credit enhancement for the notes consists of excess available income, subordination and mortgage insurance policies [list any other form of credit enhancement that is used] as described under "Summary--Credit Enhancements."
Commonwealth Bank of Australia is acting as swap counterparty in respect of interest rate and currency swaps.

     INVESTING IN THE CLASS [__] NOTES [AND THE CLASS [INSERT THE NAME OF ANY
OTHER NOTES OFFERED BY THIS PROSPECTUS]] INVOLVES RISKS. SEE "RISK FACTORS" ON
PAGE [__].

                                                                             UNDERWRITING
     CLASS OF      INITIAL PRINCIPAL       [INITIAL]                        DISCOUNTS AND        PROCEEDS
      NOTES             BALANCE        INTEREST RATE(1)   PRICE TO PUBLIC    COMMISSIONS    TO ISSUER TRUSTEE
----------------   -----------------   ----------------   ---------------   -------------   -----------------

Class [__] notes         $[__]              $[__]              $[__]            $[__]             $[__]

     [Include additional classes of notes offered by this prospectus, if any]

----------

(1)  The interest rate will change on the Step-Up Date, as described in this prospectus supplement under "Description of the Offered Notes- Interest on the Notes."

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR DETERMINED IF THIS
PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                             [NAME OF UNDERWRITERS]

                       Subject to completion, dated [__],

                                                                            PAGE
                                                                            ----
Important Notice About Information Presented in this Prospectus

Selected Housing Loan Pool Data as of the

Determination of Available Income Amount on or prior to each Monthly
   Payment Date..........................................................   S-17
Payment of Available Income Amount on a Monthly Payment Date
   (which is not also a Quarterly Payment Date)..........................   S-18
Payment of Available Income Amount on a Quarterly Payment Date...........   S-19
Determination of Available Principal Amount prior to each Monthly
   Payment Date or Quarterly Payment Date................................   S-21
Payment of Available Principal Amount on a Monthly Payment Date

                                        i

                                   (continued)

                                                                            PAGE
                                                                            ----

   [Payment of the Available Income Amount on a [Monthly] Payment Date
      [(which is not also a [Quarterly] Payment Date)]] .................   S-60
   [Payment of the Available Income Amount on a [Quarterly] Payment Date

   [Payment of the Available Principal Amount on each [Monthly]
      Payment Date [(which is not also a [Quarterly] Payment Date)]......   S-67
   [Payment of the Available Principal Amount on each [Quarterly]

                                       ii

                                   (continued)

                                                                            PAGE
                                                                            ----

                                       iii

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     For the purposes of this prospectus supplement and the accompanying prospectus, the Class [__] notes[and the Class [insert the name of any other notes offered by this prospectus]] are being offered by this prospectus supplement and the accompanying prospectus while the [insert description of classes of notes not being offered by this prospectus] and the redraw notes (if any) are not being so offered by this prospectus supplement or the accompanying prospectus.

     The Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] are described in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to this series of
Class [__] notes [or the Class [insert the name of any other notes offered by this prospectus]] and (2) this prospectus supplement, which describes the specific terms of this series of Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus] notes].

     Neither this prospectus supplement nor the accompanying prospectus contains all of the information included in the registration statement. The registration statement also includes copies of the various contracts and documents referred to in this prospectus supplement and the accompanying prospectus. You may obtain copies of these documents for review. See "Available Information" in the accompanying prospectus.

     The information in this prospectus supplement is preliminary, and is subject to completion or change. This prospectus supplement is being delivered to you solely to provide you with information about the offering of the Class
[__] notes [and the Class [insert the name of any other notes offered by this prospectus]] referred to in this prospectus supplement and to solicit an offer to purchase the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]], when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]], until we have accepted your offer to purchase the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]].

     The Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] are being sold when, as and if issued. The depositor is not obligated to issue the Class [__] notes [or the Class [insert the name of any other notes offered by this prospectus]] or any similar security and the underwriters' obligation to deliver the Class [__] notes [or the Class
[insert the name of any other notes offered by this prospectus]] is subject to the terms and conditions of its underwriting agreement with the depositor and the availability of the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] when, as and if issued by the depositor. You are advised that the terms of the Class [__] notes [and the Class
[insert the name of any other notes offered by this prospectus]], and the characteristics of the mortgage pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the mortgage pool may become delinquent or defaulted or may be

                                       iv

removed or replaced and that similar or different mortgage loans may be added to the mortgage pool, and that one or more classes of notes may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. The underwriters' obligation to sell any of the Class [__] notes [or the Class [insert the name of any other notes offered by this prospectus]] to you is conditioned on the mortgage loans and the Class [__] notes [and the Class
[insert the name of any other notes offered by this prospectus]] having the characteristics described in this prospectus supplement. If for any reason the depositor does not deliver the Class [__] notes [or the Class [insert the name of any other notes offered by this prospectus]], the underwriters will notify you, and none of the depositor, the sponsor, any originator or any underwriter will have any obligation to you to deliver all or any portion of the Class [__]
notes [or the Class [insert the name of any other notes offered by this prospectus]] which you have committed to purchase, and none of the depositor, the sponsor, any originator or any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

     If you require additional information, the mailing address of the Manager's office in the United States is Securitisation Advisory Services Pty Limited, C/-
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, New York 10022,
Attention: [__].

     Definitions of capitalized terms used in this prospectus supplement and the accompanying prospectus are located under the caption "Glossary" in this prospectus supplement and in the accompanying prospectus.

             DISCLAIMERS WITH RESPECT TO SALES TO NON-U.S. INVESTORS

[Insert appropriate disclaimer and restrictions relating to the offering of the
Class [__] notes [and the Class [insert relevant class of notes]] outside of the
United States of America and in any relevant non-U.S. jurisdiction.]

                           FORWARD-LOOKING STATEMENTS

     Some of the statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may,"
"will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Accordingly, what happens may be different from what we predict in our forward-looking statements.

                                   DISCLAIMERS

o    The Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] do not represent deposits or other liabilities of Commonwealth Bank of Australia [, Homepath Pty Limited] [, [name of any other originator(s)]] or the respective

                                        v

     associates of Commonwealth Bank of Australia [,/or] [Homepath Pty Limited]
     [or [name of any other originator(s)]] and are subject to investment risk, including possible delays in repayment and loss of income and principal invested.

o    None of Commonwealth Bank of Australia [,/or] [Homepath Pty Limited] [,
     [name of any other originator(s)]], any associate of Commonwealth Bank of
     Australia [,/or] [Homepath Pty Limited] [or [name of any other originator(s)]], [Perpetual Trustee Company Limited], [P.T. Limited] [, the
     note trustee] [, the note registrar] [, the principal paying agent] [, the agent bank] [, the paying agent] [, the currency swap provider[s]] or any underwriter in any way stands behind the capital value or the performance of the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]] or the assets of the trust except to the limited extent provided in the transaction documents for the trust.

o    None of Commonwealth Bank of Australia [, Homepath Pty Limited] [,/or]
     [name of any other originator(s)], [Perpetual Trustee Company Limited],
     Securitisation Advisory Services Pty Limited, P.T. Limited [, the note trustee] [, the note registrar] [, the principal paying agent] [, the agent bank] [, the paying agent] [, the currency swap provider[s]] or any of the underwriters guarantees the payment of interest or the repayment of principal due on the Class [__] notes [and the Class [insert the name of any other notes offered by this prospectus]].

o    None of the obligations of [Perpetual Trustee Company Limited], in its capacity as trustee of the trust, or Securitisation Advisory Services Pty
     Limited, as manager, is guaranteed in any way by Commonwealth Bank of
     Australia [,/or] [Homepath Pty Limited] [or [name of any other originator(s)]] or any associate of Commonwealth Bank of Australia or
     Homepath Pty Limited [,/or] [Homepath Pty Limited] [or [name of any other originator(s)]] by [Perpetual Trustee Company Limited] or any associate of
     [Perpetual Trustee Company Limited].

                                       vi

                                     SUMMARY

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. This summary contains an overview of some of the concepts and other information to aid your understanding. All of the information contained in this summary is qualified by the more detailed explanations in other parts of this prospectus supplement.

SUMMARY OF THE PARTIES TO THE TRANSACTION

TRUST AND ISSUING ENTITY:........   Medallion Trust Series [__].

ISSUER TRUSTEE:..................   [Perpetual Trustee Company Limited (ABN 42
                                    000 001 007)], in its capacity as trustee of
                                    the trust.

SPONSOR, DEPOSITOR AND MANAGER:..   Securitisation Advisory Services Pty Limited
                                    (ABN 88 064 133 946), Level 7, 48 Martin
                                    Place, Sydney, NSW 2000 Telephone no.: (612)
                                    9378 2323

NOTE TRUSTEE:....................   [__]

SECURITY TRUSTEE:................   [P.T. Limited (ABN 67 004 454 666)]

ORIGINATORS:.....................   Commonwealth Bank of Australia (ABN 48 123
                                    123 124)[Homepath Pty Limited (ABN 35 081
                                    986 530)] [name of any other originator(s)]
                                    [(ABN [__])]

SERVICER:........................   Commonwealth Bank of Australia

[Identify any other Servicers]

PRINCIPAL PAYING AGENT:..........   [__]

AGENT BANK:......................   [__]

NOTE REGISTRAR:..................   [__]

INCOME UNITHOLDER:...............   Commonwealth Bank of Australia

CLASS A CAPITAL UNITHOLDER:......   CU Securitisation Services Pty Limited

CLASS B CAPITAL UNITHOLDER:......   Commonwealth Bank of Australia

UNDERWRITERS:....................   [__]

LIQUIDITY FACILITY PROVIDER:.....   [Commonwealth Bank of Australia]

STANDBY REDRAW FACILITY
PROVIDER:........................   [Commonwealth Bank of Australia]

                                       S-1

MORTGAGE INSURERS:...............   [__]

FIXED RATE SWAP PROVIDER:........   [Commonwealth Bank of Australia]

BASIS SWAP PROVIDER:.............   [Commonwealth Bank of Australia]

CURRENCY SWAP PROVIDER:..........   [Commonwealth Bank of Australia]

RATING AGENCIES:.................   [__]

                                       S-2

                               STRUCTURAL DIAGRAM

                                                   --------------    -------------------
                                                  |  ORIGINATOR  |  |    ORIGINATOR     |
                                                  | Homepath Pty |  |   Commonwealth    |
                                                  |    Limited   |  | Bank of Australia |
                                                   --------------    -------------------
 -------------------------                                |                    |                            -----------------------
|   SPONSOR, DEPOSITOR    |                               |                    |           Floating charge |                       |
|           and           |                                --------------------            over the assets |     SECURITY TRUSTEE  |
|         MANAGER         |                                Payments | Equitable              ------------->|       P.T. Limited    |
| Securitisation Advisory |<-----------------              from the | assignment            | of the trust |                       |
|  Services Pty Limited   |                  |              housing | of housing            |              |                       |
 -------------------------                   |                loans | loans                 |               -----------------------
                                             |                      |                       |
 -------------------------                   |                     \|/                      | Payments from -----------------------
|        SERVICER         |                  |     -----------------------------------      |   mortgage   |    MORTGAGE INSURERS  |
|  Commonwealth Bank of   |<-----------------|    |                                   |     |<-------------|                       |
|        Australia        |                  |    |           ISSUER TRUSTEE          |     |   insurance  |                       |
 -------------------------                   |    | Perpetual Trustee Company Limited |     |    policies   -----------------------
                                             |----|                                   |-----|
 -------------------------                   |    |                                   |     |               -----------------------
|     STANDBY REDRAW      |                  |    |   -----------------------------   |     |              |         INCOME        |
|    FACILITY PROVIDER    |<-----------------|    |  | Medallion Trust Series [__] |  |     |              |       UNITHOLDER      |
|      Commonwealth       |                  |    |   -----------------------------   |     |------------->|  Commonwealth Bank of |
|    Bank of Australia    |                  |     -----------------------------------      |              |       Australia       |
 -------------------------                   |          A$ Payments |                       |               -----------------------
                                             |     on the Class [_] |                       |
 -------------------------                   |        notes and the |                       |               -----------------------
|   LIQUIDITY FACILITY    |                  |      Class [_] notes |                       |              |    CLASS B CAPITAL    |
|        PROVIDER         |<-----------------|                      |                       |              |       UNITHOLDER      |
|      Commonwealth       |                  |                      |                       |------------->|  Commonwealth Bank of |
|    Bank of Australia    |                  |                      |                       |              |       Australia       |
 -------------------------                   |                      |                       |               -----------------------
              -------------------------------|                      |                       |
             |                               |                      |                       |
            \|/                             \|/                    \|/                      |
 -------------------------    -----------------------    -------------------------          |               -----------------------
|     FIXED RATE SWAP     |  |       BASIS SWAP      |  |       CURRENCY SWAP     |         |              |    CLASS A CAPITAL    |
|        PROVIDER         |  |        PROVIDER       |  |         PROVIDER        |         |              |       UNITHOLDER      |
|      Commonwealth       |  |      Commonwealth     |  |   Commonwealth Bank of  |         |------------->|   CU Securitisation   |
|    Bank of Australia    |  |    Bank of Australia  |  |         Australia       |         |              |  Services Pty Limited |
 -------------------------    -----------------------    -------------------------          |               -----------------------
                                                                    |                       |
                                                                   \|/                      |
                                                         -------------------------          | A$ Payments   -----------------------
                                                        |     PRINCIPAL PAYING    |         | on the       |   AUSTRALIAN DOLLAR   |
                                                        |           AGENT         |         | Class [_]    |      NOTEHOLDERS      |
                                                        |   The Bank of New York  |         |------------->| Class [_] noteholders |
                                                        |                         |         | notes and    | Class [_] noteholders |
                                                         -------------------------          | the Class [_] -----------------------
                                                                    |                       | notes
                                                                   \|/                      |
                                                         -------------------------         \|/
                                                        |     CLEARING SYSTEMS    |    -----------------
                                                        |   The Depository Trust  |   |  OFFERED NOTES  |
                                          --------------|    Company/Euroclear/   |---| Class [_] notes |
                                         |              | Clearstream, Luxembourg |   |                 |
                                         |               -------------------------     -----------------
                                         |                          |                           |
                                         |                         \|/                          |
                              -----------------------    -------------------------     -----------------
                             |                       |  |                         |   |   OFFERED NOTE  |
                             |   EURO NOTEHOLDERS    |  |         OFFERED         |   |      TRUSTEE    |
                             | Class [_] noteholders |  |       NOTEHOLDERS       |   |    The Bank of  |
                             |                       |  |  Class [_] noteholders  |   |     New York    |
                              -----------------------    -------------------------     -----------------
                                                                                                |
                                                                                                |
                                                                                       -----------------
                                                                                      |  US DOLLAR NOTE |
                                                                                      |     REGISTRAR   |
                                                                                      |    The Bank of  |
                                                                                      |     New York    |
                                                                                       -----------------

                                       S-3

SUMMARY OF THE NOTES

     In addition to the offered notes, the issuer trustee will also issue [name of other notes] collateralized by the same pool of housing loans. The issuer trustee may in certain circumstances after the closing date also issue redraw bonds collateralized by the same pool of housing loans. The [insert name of other notes issued on the closing date but not being offered by this prospectus]
and the redraw bonds, if any, have not been, and will not be, registered in the
United States [or admitted to listing or to trading on the [specify any applicable exchange]], and are not being offered by this prospectus supplement or the accompanying prospectus.

     In this prospectus supplement, unless otherwise specified, the term
"offered notes" will mean the Class [__] notes [and [insert the name of other notes being offered by this prospectus]] [and the term "Class [__] notes" will mean the [Class [list the sub-classes of notes offered by this prospectus]]. The term "non-offered notes" will mean the Class [__] notes [,and] [[insert the name of other notes issued by the issuer trustee on the closing date but not offered by this document]] and any redraw bonds issued after the closing date. The term
"note" will mean both the offered notes and non-offered notes.

                                            CLASS [__]   CLASS [__]   CLASS [__]
                                            ----------   ----------   ----------
Initial Principal Balance................   [________]   [________]   [________]

% of Total...............................   [________]   [________]   [________]

Anticipated Ratings:

Interest rate up to but excluding the
first payment date following the payment
date on which an optional redemption can
first occur..............................   [________]   [________]   [________]

Interest rate with respect to each
payment date after the first payment date
on which an optional redemption can
occur; provided that if the issuer
trustee (i) proposes to redeem the notes
and redraw bonds for an amount equal to
the outstanding principal balance of the
notes and redraw bonds as reduced by
losses, plus accrued interest on the
outstanding principal balance of the
notes and the redraw bonds, and (ii)
fails to obtain the approval of
noteholders and redraw bondholders owning
at least [75]% of the aggregate
outstanding principal balance of notes
and redraw bonds owned by the noteholders
and redraw bondholders present at a
meeting of voting secured creditors, then
the interest rate with respect to each
subsequent date will be the rate
specified in the line above..............   [________]   [________]   [________]

Interest Accrual Method..................   [________]   [________]   [________]

[Monthly/Quarterly] Payment Dates........   [________]   [________]   [________]

Clearance/Settlement.....................   [________]   [________]   [________]

Cut-Off Date.............................                [________]

Closing Date.............................                [________]

Final Maturity Date......................                [________]

     The Class [__] notes will be issued only in permanent book-entry format in minimum denominations of [US$100,000] and multiples of [US$1,000] in excess of that amount.

                                       S-4

STRUCTURAL OVERVIEW

MEDALLION SECURITIZATION PROGRAM

     Commonwealth Bank of Australia established the Medallion Program pursuant to a master trust deed dated October 8, 1997 between Securitisation Advisory
Services Pty. Limited as manager and [Perpetual Trustee Company Limited] as issuer trustee, as amended from time to time. The master trust deed provides the general terms and structure for securitization under the program. For a description of the Medallion Program, see "Description of the Trusts" in the
accompanying prospectus.

     Under the Medallion Program, approximately A$[__] billion (or equivalent)
of mortgage-backed securities have been issued into the Australian domestic market and global market through [__] Australian domestic securitization transactions and [__] global securitization transactions. The aggregate outstanding principal amount of housing loans under management in the Medallion
Program is currently approximately A$[__] billion.

MEDALLION TRUST SERIES [__]

     The Medallion Trust Series [__] was established on [__] in the State of New
South Wales, Australia, by the issuer trustee, the manager [,/and] Commonwealth
Bank of Australia as the servicer and [a/the] originator [,/and] [Homepath Pty
Limited as an originator] [,/and] [name of any other party to the series supplement] executing a series supplement and the manager settling A$[__] on the issuer trustee.

     Except for the transactions described in this prospectus supplement relating to the issuance of the notes, as at the date of this prospectus supplement, the Medallion Trust Series [__] has not engaged in any other business and no financial statements relating to the Medallion Trust Series [__]
have been prepared. The Medallion Trust Series [__] is governed by the laws of the Australian Capital Territory, Australia. The series supplement sets out the specific details of the Medallion Trust Series [__], which may vary from the terms set forth in the master trust deed. Each securitization under the
Medallion Program is a separate transaction with a separate trust. The assets of the Medallion Trust Series [__] will not be available to pay the obligations of any other trust, and the assets of other trusts will not be available to pay the obligations of the Medallion Trust Series [__]. See "Description of the Trusts"
in the accompanying prospectus.

     The Medallion Trust Series [__] involves the securitization of housing loans originated by Commonwealth Bank of Australia[,/ and] [Homepath Pty Limited
[and [name of any other originator(s)]] and secured by mortgages on residential property located in Australia. [Each of] Commonwealth Bank of Australia [,/and]
[Homepath Pty Limited [and [name of any other originator(s)]] will equitably assign the housing loans to the trust, which will in turn issue the offered notes, along with the [name of other notes], to fund the acquisition of the housing loans.

     [Perpetual Trustee Company Limited], as issuer trustee, will grant a floating charge over all of the assets of the trust under the security trust deed in favor of [P.T. Limited], as security trustee, to secure the trust's payment obligations on the notes and any redraw bonds and to its other creditors. The floating charge is a first ranking charge over the assets of the trust subject only to a prior interest in favor of the issuer trustee to secure payment of certain expenses of the trust. A floating charge is a security interest on a class of assets, but

                                       S-5

does not attach to specific assets unless or until it crystallizes, which means it becomes a fixed charge. The charge will crystallize if an event of default occurs under the security trust deed (but in some cases will crystallize only over the assets affected by the event of default). While the charge is a floating charge, the issuer trustee may deal with the assets of the trust in accordance with the transaction documents and, if it acts contrary to its duties, may be able to deal with the assets of the trust in such a way as to prejudice the security trustee's interest in the assets in breach of the transaction documents. Once the floating charge crystallizes, the issuer trustee will no longer be able to dispose of or create interests in the assets of the trust affected by the crystallization except in accordance with the transaction documents. For a description of floating charges and crystallization see
"Description of the Transaction Documents--The Security Trust Deed--Nature of
the Charge" in the accompanying prospectus.

     Payments of interest and principal on the notes and any redraw bonds will come only from the housing loans and other assets of the trust. The assets of the parties to the transaction are not available to meet the payments of interest and principal on the notes and any redraw bonds. If there are losses on the housing loans, the trust may not have sufficient assets to repay the notes and any redraw bonds.

CREDIT ENHANCEMENTS

     Payments of interest and principal on the notes and any redraw bonds will be supported by the following forms of credit enhancement:

SUBORDINATION AND ALLOCATION OF LOSSES

     The Class B notes will always be subordinated to the Class A notes in their right to receive interest payments.

     Prior to the occurrence of an event of default and enforcement of the charge under the security trust deed, the Class B notes will be subordinated to the Class A notes in their right to receive principal payments only in the circumstances and to the extent described in "Description of the Offered
Notes--Allocation of Principal to the Notes" in this prospectus supplement.
Following the occurrence of an event of default and enforcement of the charge under the security trust deed, the Class B notes will be fully subordinated to the Class A notes in their right to receive principal payments.

     The Class B notes will bear all losses on the housing loans before the
Class A notes as described in "Description of the Offered Notes--Principal
Charge-Offs" in this prospectus supplement. Any losses allocated to the Class A notes will be allocated rateably between the offered notes, [and the [insert any other Class A notes] notes], as described in "Description of the Offered
Notes--Principal Charge-Offs--Application of Principal Charge-Offs" in this prospectus supplement. The support provided by the Class B notes is intended to enhance the likelihood that the Class A notes will receive expected payments of interest and principal. The following chart describes the initial support provided by the Class B notes:

                              CREDIT      INITIAL SUPPORT
                  CLASS      SUPPORT        PERCENTAGE
                  -----   -------------   ---------------
                    A     Class B notes         [__] %

                                       S-6

     The initial support percentage in the preceding table is the initial balance of the Class B notes, as a percentage of the aggregate invested amount of the notes to be issued on the closing date.

     In certain circumstances, the issuer trustee may issue redraw bonds as described in "Description of the Offered Notes--Redraws and Further
Advances--Issue of Redraw Bonds" in this prospectus supplement. If issued, redraw bonds will, prior to the occurrence of an event of default and enforcement of the charge under the security trust deed, rank equally with the
Class A notes in their right to receive interest payments and will rank in priority to the Class A notes in their right to receive principal payments. Any losses allocated to the Class A notes and the redraw bonds will be allocated rateably between the Class A notes and the redraw bonds. Following the occurrence of an event of default and enforcement of the charge under the security trust deed, redraw bonds will rank equally with the Class A notes in their right to receive both interest and principal payments.

MORTGAGE INSURANCE POLICIES

     [Description of pool mortgage insurance policy and primary mortgage insurance policies.]

EXCESS AVAILABLE INCOME

     [Any interest collections on the housing loans and Other Income of the trust remaining after payments of interest on the notes and any redraw bonds and the trust's expenses and reimbursement of any unreimbursed Principal Draws will be available to cover any losses on the housing loans that are not covered by the mortgage insurance policies.

     See "Description of the Offered Notes--Principal
Charge-Offs--Reimbursements of Principal Charge-Offs" in this prospectus supplement.]

[RESERVE FUND]

     [Description of features of any reserve funds including their establishment terms, their funding and the distributions made from them.]

[OVERCOLLATERALIZATION]

     [Description of overcollateralization features whereby the principal amount of the housing loans exceeds the principal amount of the notes, the manner in which the interest in the excess amount is held by Commonwealth Bank of
Australia or any other originator and the extent to which the level of overcollateralization must be maintained while the notes are outstanding.]

[LETTERS OF CREDIT]

     [Description of any letter of credit issued, including the duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by any letter of credit.]

[MINIMUM PRINCIPAL PAYMENT AGREEMENT]

     [Description of any minimum principal payment agreement entered into by the issuer trustee with an entity meeting the criteria of the relevant rating agencies in the event that aggregate scheduled principal payments and/or prepayments on the assets of the trust for the notes are not sufficient to make payments on those notes.]

                                       S-7

[GUARANTEED INVESTMENT CONTRACT]

     [Description of any guaranteed investment contract or investment agreement entered into by the issuer trustee.]

[OTHER INSURANCE, GUARANTEES AND SIMILAR INSTRUMENTS OR AGREEMENTS]

     [Description of any insurance, guarantees or similar arrangements for the purpose of:

     o    maintaining timely payments or providing protection against losses on the assets included in a trust;

     o    paying administrative expenses; or

     o    establishing a minimum reinvestment rate on the payments made in respect of the assets or a minimum principal payment rate on the assets of a trust.]

     [Description of any additional credit enhancement features applicable to the transaction.]

     [Identify any third parties providing credit support]

[SUBSTITUTION PERIOD]

     [Description of any substitution features including the substitution period and the application of the substitution reserve.]

LIQUIDITY ENHANCEMENTS

     Payments of interest on the notes and any redraw bonds will be supported by the following forms of liquidity enhancement.

LIQUIDITY FACILITY

     To cover possible liquidity shortfalls in the payments of interest on the notes and any redraw bonds and other expenses of the trust, the issuer trustee will, in certain circumstances, be able to borrow funds under a liquidity facility to be provided by Commonwealth Bank of Australia.

[PRINCIPAL DRAWS]

     [To cover possible liquidity shortfalls in the payments of interest on the notes and any redraw bonds and the other expenses of the trust, where the liquidity facility has been fully utilized, the manager will direct the issuer trustee to allocate available principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall.]

REDRAWS AND FURTHER ADVANCES

     Under the terms of each variable rate housing loan, a borrower may, subject to certain conditions, redraw previously prepaid principal. A borrower may redraw an amount equal to the difference between the scheduled principal balance, being its principal balance if no amount had been prepaid, of his or her loan and the current principal balance of the loan. Commonwealth Bank of
Australia [,/or] [Homepath Pty Limited] [,/or] [name of any other originator(s)]
may also agree to make further advances to a borrower in excess of the scheduled principal balance of his or her loan. Commonwealth Bank of Australia [,/or]
[Homepath Pty Limited [, as appropriate,]] [,/or] [[name of any other originator(s)], as appropriate,] will be reimbursed for any redraws, and for any further advances which exceed the scheduled principal balance of a housing loan
[by no more than one scheduled monthly installment on the housing loan],

                                       S-8

that it advances to borrowers from principal collections on the housing loans.
Thus, the trust will have less funds available to pay principal to the notes on the [next monthly payment date or quarterly payment date (as appropriate)], but will have a corresponding greater amount of assets with which to make future payments.

     Where Commonwealth Bank of Australia [,/or] [Homepath Pty Limited] [,/or]
[name of any other originator(s)] makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank of Australia [,/or] [Homepath Pty Limited [,
as appropriate]] [,/or] [name of other originator(s) [, as appropriate]] will repurchase the loan from the pool. [Describe alternate mechanism for funding further advances, where the housing loan remains in the pool and such further advances will be subordinated upon the enforcement of the security trust deed, to amounts owing with respect to the offered notes.]

     See "Commonwealth Bank Residential Loan Program"[, "Homepath Residential
Loan Program"], "Description of the Transaction Documents--The Standby Redraw
Facility" in the accompanying prospectus and "Description of the Offered
Notes--Redraws and Further Advances" [and "[name of other originator(s)]
Residential Loan Program"] in this prospectus supplement.

REDRAW BONDS

[DESCRIPTION OF REDRAW BONDS.]

REPURCHASE OF HOUSING LOANS

[Description of repurchase of housing loans]

HEDGING ARRANGEMENTS

     The issuer trustee will enter into swaps to hedge the following risks:

     [Description of interest rate and currency swap agreements.]

[MONEY MARKET NOTES]

     [The Class [ ] Notes will be eligible securities for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company
Act of 1940, as amended]

OPTIONAL REDEMPTION

     [The issuer trustee will, if the manager directs it to do so (at the manager's option), redeem all of the notes and any redraw bonds on any
[quarterly] payment date falling on or after [the earlier of (i) the [quarterly]
payment date falling in [__] and (ii)] the date when the current total outstanding principal balance of the housing loans is less than 10% of the total outstanding principal balance of the housing loans on [__].

     If the issuer trustee redeems the offered notes under the optional redemption procedures described above, the noteholders will receive a payment equal to the outstanding principal balance of the offered notes plus any interest accrued on the outstanding principal balance of the offered notes, unless noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of the notes and redraw bonds owned by noteholders and redraw bondholders present at a meeting of voting secured creditors consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus any interest accrued on the outstanding principal balance of the notes and redraw bonds. The interest on the Class [insert class name of offered

                                       S-9

notes] notes from the second quarterly payment date after the date on which the above optional redemption can occur, this date being the Step-Up Date (see
"Description of the Offered Notes--Interest on the Notes") in this prospectus supplement, will be [__].

     If the issuer trustee attempts but is unable to obtain the approval of noteholders and redraw bondholders owning at least 75% of the aggregate outstanding principal balance of the notes and redraw bonds owned by noteholders and the redraw bondholders present at a meeting of voting secured creditors to redeem the notes and redraw bonds for an amount equal to the outstanding principal balance as reduced by the amount of losses, if any, allocated to the notes and redraw bonds, then the interest rate on the Class [insert class name of offered notes] notes will remain at, or return to, as applicable, [__].

     [Provide a summary of other events, if any, that can trigger liquidation or amortization or the asset pool or otherwise would alter the transaction structure or flow of funds]

FINAL REDEMPTION OF NOTES

     Unless previously redeemed, the issuer trustee must redeem the offered notes and any redraw bonds by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each offered note and any redraw bond on or by the final maturity date.

     Upon final payment being made in respect of any offered notes or any redraw bonds following termination of the trust or enforcement of the charge under the security trust deed, those notes or redraw bonds will be deemed to be redeemed and discharged in full and any obligation to pay any accrued but unpaid interest, the Stated Amount or the Invested Amount in relation to those offered notes or any redraw bonds will be extinguished in full.

                                      S-10

                              THE HOUSING LOAN POOL

     The housing loan pool will consist of fixed rate and variable rate residential housing loans secured by mortgages on owner occupied and non-owner occupied one-to-four family residential properties. The housing loans will have terms to stated maturity as of the cut-off date of no more than [__] years.
Commonwealth Bank of Australia expects the pool of housing loans to have characteristics similar to the following:

                      SELECTED HOUSING LOAN POOL DATA AS OF
                   THE COMMENCEMENT OF BUSINESS ON [__, 20__]

Number of Housing Loans..........................................     [______]
Housing Loan Pool Size...........................................   A$[______]
Average Housing Loan Balance.....................................   A$[______]
Maximum Housing Loan Balance.....................................   A$[______]
Minimum Housing Loan Balance.....................................   A$[______]
Total Valuation of the Properties................................   A$[______]
Maximum Remaining Term to Maturity in Months.....................     [______]
Maximum Current Loan-to-Value Ratio..............................     [______]%
Weighted Average Seasoning in Months.............................     [______]
Weighted Average Remaining Term to Maturity in Months............     [______]
Weighted Average Original Loan-to-Value Ratio....................     [______]%
Weighted Average Current Loan-to-Value Ratio.....................     [______]%
Weighted Average Yield...........................................     [______]%

     The original loan-to-value ratio of a housing loan is calculated by comparing the initial principal amount of the housing loan to the valuation of the property that is currently securing the housing loan at the time the housing loan was originated unless the property has been revalued in the limited circumstances described below. There will be no revaluation of the properties specifically for the purposes of the issue of the notes. Revaluations are only conducted in circumstances where a borrower under a housing loan seeks additional funding, or seeks to partially discharge an existing security, or where a borrower is in default and Commonwealth Bank of Australia [, [Homepath
Pty Limited] [or [name of any other originator(s)]] is considering enforcement action. Thus, if collateral has been released from the mortgage securing a housing loan or if the property securing the housing loan has reduced in value, the original loan-to-value ratio at the cut-off date may not reflect the loan-to-value ratio at the origination of that housing loan.

     Before the issuance of the notes, housing loans may be added to or removed from the housing loan pool. This addition or removal of housing loans may result in changes in the housing loan pool characteristics shown in the preceding table and could affect the weighted average lives and yields of the notes. [None of]
Commonwealth Bank of Australia [,[Homepath Pty Limited] nor [name of any other originator(s)]] will [not] add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in the above table unless a revised prospectus supplement is delivered to prospective investors. See
Appendix A for additional information regarding the housing loan pool.

                                      S-11

     [The/Each] originator will select housing loans from its pool of eligible loans based on its selection criteria.

     [Housing loans are selected from each originator's general portfolio consistent with the representation and warranties set out in "Description of the
Pool of Housing Loans--Representations, Warranties and Eligibility Criteria" in
this prospectus supplement and "Description of the Assets of a Trust--
Representations, Warranties and Eligibility Criteria" in the accompanying prospectus. The portfolio is selected from each originator's general home loan portfolio, taking into consideration geographic distribution and loan-to-value ratio distribution.]

FEES

     [Total servicing fees paid from available income amount prior to payment on the notes is approximately [__]% of the outstanding note balance.]

                                      S-12

AUSTRALIAN WITHHOLDING TAX

     Payments of principal and interest on the offered notes will be reduced by any applicable withholding taxes. The issuer trustee is not obliged to pay any additional amounts to the holders of the offered notes to cover any withholding taxes. Under the Australian Income Tax Assessment Act 1936 and present
Australian law, the offered notes will not be subject to Australian withholding tax if they are issued in accordance with certain prescribed conditions. The issuer trustee will seek to issue the offered notes in a manner which will satisfy the conditions for an exemption from Australian withholding tax. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that an offered note, or an interest in an offered note, was being, or would later be, acquired directly or indirectly by offshore associates of the issuer trustee or Commonwealth Bank of Australia. Accordingly, each underwriter agrees that it will not sell offered notes to, or invite or induce offers for the offered notes from, any offshore associates of the issuer trustee or a Commonwealth Bank of Australia party specified in a list provided or from time to time specified in writing to the relevant underwriter, by the issuer trustee, Commonwealth Bank of Australia and the manager respectively. See
"Australian Tax Matters--Australian Withholding Tax-- Public Offer Test" in the
accompanying prospectus for a more detailed description of offshore associates and the conditions that must be satisfied in order for the issue of the offered notes to qualify for an exemption from Australian withholding tax.

     If, by virtue of a change in law:

     o    the issuer trustee will be required to withhold or deduct amounts from payment of principal or interest to any class of noteholders or redraw bondholders due to taxes, duties, assessments or governmental charges;
          or

     o    the issuer trustee ceases to receive the total amount of interest payable by borrowers on the housing loans due to taxes, duties, assessments or other governmental charges,

the manager may, at its sole option, direct the issuer trustee to redeem all of the notes and any redraw bonds. If the issuer trustee redeems the offered notes, the holders of the offered notes will receive a payment equal to the outstanding principal balance of the offered notes plus accrued interest on the outstanding principal balance of the offered notes, unless noteholders and redraw bondholders owning 75% of the aggregate outstanding principal balance of the notes and redraw bonds consent to receiving the outstanding principal balance of the notes and redraw bonds, as reduced by losses allocated against the notes and redraw bonds, plus accrued interest on the outstanding principal balance of the notes and redraw bonds. However, if the withholding or deduction relates only to the offered notes, holders owning 75% of the aggregate outstanding principal balance of the offered notes may direct the issuer trustee not to redeem the notes and redraw bonds. See "Description of the Offered Notes--Redemption of the
Notes for Taxation or Other Reasons" in the accompanying prospectus.

     If the holder of an offered note is an Australian resident or a non-resident that holds the offered note at or through a permanent establishment in Australia, withholding tax of 46.5% must be deducted, unless the holder supplies the issuer trustee

                                      S-13

with their Australian Business Number or Tax File Number or proof of appropriate exemption to quote such numbers.

U.S. TAX STATUS

     [In the opinion of Mayer, Brown, Rowe & Maw LLP, special tax counsel for the manager, the offered notes will be characterized as debt for U.S. federal income tax purposes. Each holder of an offered note, by acceptance of an offered note, agrees to treat the offered notes as indebtedness. See ["United States
Federal Income Tax Consequences" in this prospectus supplement and] "United
States Federal Income Tax Matters" in the accompanying prospectus.

     [Any additional United States federal income tax consequences for each series will be explained in this section.]

LEGAL INVESTMENT

     The offered notes will not constitute "mortgage-related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 under United
States federal law. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by regulatory authorities. You are urged to consult your own legal advisors concerning the status of the offered notes as legal investments for you. See "Legal Investment Considerations" in the accompanying prospectus.

ERISA CONSIDERATIONS

     In general, subject to the restrictions described in "ERISA Considerations"
[in this prospectus supplement] and in the accompanying prospectus, the offered notes will be eligible for purchase by retirement plans and other accounts subject to the Employee Retirement Income Security Act of 1974, as amended,
ERISA, or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended, the CODE. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the investor's acquisition and ownership of the offered notes.

BOOK-ENTRY REGISTRATION

     The offered notes will be initially issued in book-entry form only. Persons acquiring beneficial ownership of interests in the offered notes will hold their interests through The Depository Trust Company, DTC, in the United States or
Clearstream Banking, societe anonyme, (previously named Cedelbank), CLEARSTREAM,
LUXEMBOURG, or the Euroclear System, EUROCLEAR, in Europe.

     Transfers within DTC, Clearstream, Luxembourg or Euroclear will be in accordance with the usual rules and operating procedures of the relevant system.
[Crossmarket transfers of Class [__] notes between persons holding directly or indirectly through DTC, on the one hand, and persons holding directly or indirectly through Clearstream, Luxembourg or Euroclear, on the other hand, will take place in DTC through the relevant depositories of Clearstream, Luxembourg or Euroclear.]

RATINGS

The issuance of the offered notes [and Class [__] notes] will be conditioned on obtaining a rating of [__] by [__].

                                      S-14

[LISTING ON THE [__] STOCK EXCHANGE]

     [Description of any application for listing on an exchange.]

COLLECTIONS

     The issuer trustee will receive for each collection period amounts, which are known as collections, which include:

     o    payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to Commonwealth Bank of Australia [ ,[Homepath Pty Limited] or
          [name of any other originator(s)]];

     o    proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

     o    amounts received under mortgage insurance policies;

     o    amounts received from Commonwealth Bank of Australia, either as originator or servicer [, Homepath Pty Limited] or [name of any other originator(s)]], for breaches of representations or undertakings;
          [and]

     o    interest on amounts in the collections account, other than certain excluded amounts, and income received on authorized short-term investments of the trust[; and]

     o    [Description of any other amounts forming collections].

     Collections will be allocated between income and principal. Collections attributable to interest, plus some other amounts, are known as the available income amount. The collections attributable to principal, plus some other amounts, are known as the available principal amount.

     The available income amount is used to pay certain fees and expenses of the trust and interest on the notes and any redraw bonds. The available principal amount is used to pay, among other things, principal on the notes and any redraw bonds. If there is an excess of available income amount after the [quarterly]
payment of such fees, expenses and interest on the notes, any redraw bonds and the standby redraw facility, the excess income will be used to first reimburse any principal draws [,/and] second to reduce rateably any principal charge-offs on the Class [__] notes and any redraw bonds and the standby redraw facility
[and lastly to reduce any principal charge-offs on the Class [__] notes]. Any remaining excess will be [used to pay the manager's arranging fee with the balance] distributed to the income unitholder.

INTEREST ON THE NOTES AND REDRAW BONDS

     Interest on the notes and any redraw bonds is payable in arrears on each
[quarterly] payment date. [Discussion of relevant accrual periods and payment dates for the notes and redraw bonds.]

     On each [quarterly] payment date, the amount available to pay in interest on the notes will be payable by the issuer trustee to the currency swap provider[s] which in turn will be payable to the principal paying agent the interest to be paid on the offered notes. [Discussion of interest payment flows and the priorities for payment of interest on the different classes of notes and any redraw bonds.]

                                      S-15

     Interest on each class of notes and any redraw bonds is calculated for each
[monthly or quarterly] accrual period (as appropriate) as follows:

     o    at the note's or redraw bond's interest rate;

     o    on the outstanding principal balance of that note or redraw bond at the beginning of that [monthly or quarterly] accrual period [(as appropriate)]; and

     o    on the basis of the actual number of days in the relevant [monthly or quarterly] accrual period [(as appropriate)] and a year of 360 days for the offered notes or a year of 365 days for the [other notes] and the redraw bonds.

PRINCIPAL ON THE NOTES AND REDRAW BONDS

     Principal on the notes and any redraw bonds is payable on each [applicable]
payment date. [Discussion of dates, principal payment flows and priorities for payment of principal on the notes and redraw bonds, including any stepdown percentage.]

     On each [monthly or quarterly] payment date [(as appropriate)], the outstanding principal balance of each note and any redraw bond will be reduced by the amount of the principal payment made on that date on that note or redraw bond. The outstanding principal balance of each note and any redraw bond will also be reduced by the amount of principal losses on the housing loans allocated to that note or redraw bond.

     [Discussion of priorities for enforcement proceeds among the notes and redraw bonds.]

REVOLVING PERIOD

     [If the transaction will include a revolving period, indicate: (i) the term or duration of the revolving period, (ii) the maximum amount of housing loans that may be acquired during the revolving period, (iii) the percentage of the housing loan pool represented by the revolving period, (iv) any limitation on the ability to add housing loans and (v) the requirements for housing loans that may be added to the housing loan pool.]

ALLOCATION OF CASH FLOWS

     On each payment date the issuer trustee will allocate interest and principal to each noteholder and any redraw bondholder to the extent of the available income amount and available principal amount on that payment date available to be applied for these purposes.

     The charts on the succeeding pages summarize the flow of payments.

                                      S-16

      DETERMINATION OF AVAILABLE INCOME AMOUNT ON OR PRIOR TO EACH MONTHLY
                                  PAYMENT DATE

--------------------------------------------------------------------------------
                           FINANCE CHARGE COLLECTIONS

Amounts received by the issuer trustee during the preceding collection period under the housing loans in respect of interest, fees and certain other charges.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                       MORTGAGE INSURANCE INCOME PROCEEDS

Amounts received pursuant to a mortgage insurance policy which the manager determines should be accounted for in respect of a finance charge loss.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                                  OTHER INCOME

Certain other amounts and certain other receipts in the nature of income (as determined by the manager) received by the issuer trustee during the collection period ending on that determination date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                            INCOME CARRYOVER AMOUNTS

Certain income amounts retained or invested on the preceding monthly payment date to provide for payments due on the next monthly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                           LIQUIDITY FACILITY ADVANCE

Any advance to be made under the liquidity facility on that monthly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                                 PRINCIPAL DRAW

Any amount of the Available Principal Amount to be allocated to the Available
Income Amount as a Principal Draw on that monthly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                     OTHER AMOUNTS UNDER SUPPORT FACILITIES

Other amounts received from a Support Facility provider which the manager determines should be included in the Available Income Amount.
--------------------------------------------------------------------------------
                                        =
--------------------------------------------------------------------------------
                             AVAILABLE INCOME AMOUNT
--------------------------------------------------------------------------------

                                      S-17

PAYMENT OF AVAILABLE INCOME AMOUNT ON A MONTHLY PAYMENT DATE (WHICH IS NOT ALSO
                           A QUARTERLY PAYMENT DATE)

--------------------------------------------------------------------------------
On the first monthly payment date, pay the Accrued Interest Adjustment to
Commonwealth Bank of Australia and Homepath Pty Limited.
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                                        |
                                       \|/
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Pay or make provision for taxes of the trust, if any.
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                                        |
                                       \|/
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Pay rateably any net amounts due to an interest rate swap provider under an interest rate swap agreement on that monthly payment date. This does not include any amounts paid for loss recovery in respect of liquidated mortgage loans.
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                                        |
                                       \|/
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay the A$ Class [__] Floating Amounts and the A$ Class [__] Floating Amounts to
the currency swap providers on the following quarterly payment date, rateably to the Class [__] noteholders interest due on the Class [__] notes for that monthly
Accrual Period together with any unpaid interest in relation to the Class [__]
notes.
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                                        |
                                       \|/
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Allocate the amount of any unreimbursed principal draws to the Available
Principal Amount for payment on that monthly payment date.
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                                        |
                                       \|/
--------------------------------------------------------------------------------
Retain in the collections account or invest in Authorized Short-Term Investments any remaining Available Income Amount and this amount will be included in the
Income Carryover Amount in the following Collection Period.
--------------------------------------------------------------------------------

                                      S-18

         PAYMENT OF AVAILABLE INCOME AMOUNT ON A QUARTERLY PAYMENT DATE

--------------------------------------------------------------------------------
Pay at the Manager's discretion $1 to the income unitholder to be dealt with, and held by, the income unitholder absolutely.
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                                       |
                                      \|/
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Pay or make provision for taxes of the trust, if any.
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                                       |
                                      \|/
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Pay to the manager its quarterly management fee.
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                                       |
                                      \|/
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Pay to the servicer its quarterly fee.
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                                       |
                                      \|/
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Pay to the liquidity facility provider the quarterly commitment fee in relation to the liquidity facility.
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                                       |
                                      \|/
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Pay pari passu and rateably, any net amounts payable by the issuer trustee to the interest rate swap provider under the interest rate swap agreement due on that quarterly payment date, and the liquidity facility interest (if any) due on that quarterly payment date plus any liquidity facility interest remaining unpaid from prior quarterly payment dates.
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                                       |
                                      \|/
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Pay or make provision for all expenses of the trust, in respect of or due in the quarterly Accrual Period ending immediately prior to that quarterly payment date, except those described above or below.
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Pay to the standby redraw facility provider the quarterly commitment fee in relation to the standby redraw facility.
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Repay to the liquidity facility provider outstanding advances under the liquidity facility made on or prior to the previous monthly payment date.
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, rateably to:

o    the currency swap provider payment of the A$ Class [__] Floating Amount under the Class [__] currency swap relating to interest due on the Class
     [__] notes together with any unpaid A$ Class [__] Floating Amount from prior quarterly payment dates;

--------------------------------------------------------------------------------

                                      S-19

--------------------------------------------------------------------------------
o    the Class [__] noteholders interest due on the Class [__] notes for that monthly Accrual Period together with any unpaid interest in relation to the
     Class [__] notes;

o    the currency swap provider payment of the A$ Class [__] Floating Amount under the Class [__] currency swap relating to interest due on the Class
     [__] notes together with any unpaid A$ Class [__] Floating Amount from prior quarterly payment dates;

o    the redraw bondholders interest due on the redraw bonds for the monthly
     Accrual Period ending immediately prior to that quarterly payment date together with any unpaid interest in relation to the redraw bonds; and

o    the standby redraw facility provider interest due on the standby redraw facility together with any interest due but unpaid on the standby redraw facility from prior quarterly payment dates.
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Pay to the issuer trustee its quarterly fee
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Pay to the security trustee its quarterly fee
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, to Class B noteholders interest due on the Class B notes for that quarterly Accrual Period together with any unpaid interest in relation to the Class B notes.
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                                       |
                                      \|/
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Allocate, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the
Class [__] currency swap on that quarterly payment date, the amount of any unreimbursed principal draws to the Available Principal Amount for payment.
--------------------------------------------------------------------------------
                                       |
                                      \|/
--------------------------------------------------------------------------------
Allocate, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the
Class [__] currency swap on that quarterly payment date, the amount of any unreimbursed principal charge-offs to the Available Principal Amount for payment.
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                                       |
                                      \|/
--------------------------------------------------------------------------------
Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, to the manager its quarterly arranging fee.
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                                       |
                                      \|/
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Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, any remaining amounts to the income unitholder.
--------------------------------------------------------------------------------

                                      S-20

 DETERMINATION OF AVAILABLE PRINCIPAL AMOUNT PRIOR TO EACH MONTHLY PAYMENT DATE
                           OR QUARTERLY PAYMENT DATE

--------------------------------------------------------------------------------
                              PRINCIPAL COLLECTIONS

Amounts received by the issuer trustee during the preceding collection period under the housing loans in respect of principal other than as described below.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                      MORTGAGE INSURANCE PRINCIPAL PROCEEDS

Amounts received pursuant to a mortgage insurance policy which the manager determines should be accounted for on the preceding determination date in respect of a principal loss.
--------------------------------------------------------------------------------
                                        +
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                             OTHER PRINCIPAL AMOUNTS

Prepayments of principal on the housing loans received by the issuer trustee during the preceding collection period, certain other amounts received by the issuer trustee during the preceding collection period, certain other receipts in the nature of principal, as determined by the manager, received by the preceding determination date and, for the first monthly payment date, the amount, if any, by which the proceeds of issue of the notes exceeds the consideration for the housing loans acquired by the trust.
--------------------------------------------------------------------------------
                                        +
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                       PRINCIPAL CHARGE-OFF REIMBURSEMENT

The amount allocated from the Available Income Amount on that quarterly payment date towards unreimbursed principal charge-offs.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                               REDRAW BOND AMOUNT

The proceeds of issue of any redraw bonds on that determination date or during the collection period ending on that determination date, but excluding the immediately preceding determination date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                         STANDBY REDRAW FACILITY ADVANCE

Any advance to be made under the standby redraw facility on the immediately following quarterly payment date.
--------------------------------------------------------------------------------
                                        +
--------------------------------------------------------------------------------
                          PRINCIPAL DRAW REIMBURSEMENT

The amount allocated from the Available Income Amount on that monthly payment date towards unreimbursed principal draws.
--------------------------------------------------------------------------------
                                        =
--------------------------------------------------------------------------------
                           AVAILABLE PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

                                      S-21

                    PAYMENT OF AVAILABLE PRINCIPAL AMOUNT ON
       A MONTHLY PAYMENT DATE (WHICH IS NOT ALSO A QUARTERLY PAYMENT DATE)

--------------------------------------------------------------------------------
                          REDRAWS AND FURTHER ADVANCES

Repay to the originators rateably any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made by the originators during or prior to the preceding collection period just ended.
--------------------------------------------------------------------------------
                                        |
                                       \|/
--------------------------------------------------------------------------------
                                 PRINCIPAL DRAWS

Allocate an amount to be applied as a principal draw for the immediately preceding determination date to be allocated to the Available Income Amount to meet any net income shortfall.
--------------------------------------------------------------------------------
                                        |
                                       \|/
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                                  REDRAW BONDS

Retain an amount equal to the lesser of the remaining Available Principal Amount and the aggregate Adjusted Stated Amounts in the collections account or invest such amount in Authorized Short-Term Investments as part of the Redraw Bond
Principal Carryover Amount.
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                                        |
                                       \|/
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                               CLASS A NOTEHOLDERS

Provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__] currency swap on the following quarterly payment date, rateably as follows:

o    retain an amount equal to or greater than the Class [__] notes proportional share of the remaining Available Principal Amount in the collections account or invest such amount in Authorized Short-Term Investments as part of the Class [__] Principal Carryover Amount;

o    pay an amount equal to or greater than the Class [__] notes proportional share of the remaining Available Principal Amount on that monthly payment date to the Class [__] noteholders until the Stated Amounts of the Class
     [__] notes is reduced to zero; and

o    retain an amount equal to or greater than the Class [__] notes proportional share of the remaining Available Principal Amount in the collections account or invest such amount in Authorized Short-Term Investments as part of the Class [__] Principal Carryover Amount.

--------------------------------------------------------------------------------
                                        |
                                       \|/
--------------------------------------------------------------------------------
                              CLASS B NOTEHOLDERS

Retain, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on the following quarterly payment date, an amount equal to or greater than the Class B notes proportional share of the remaining Available
Principal Amount in the collections account or invest such amount in Authorized
Short-Term Investments as part of the Class B Principal Carryover Amount.
--------------------------------------------------------------------------------
                                        |
                                       \|/

                                      S-22

--------------------------------------------------------------------------------
                               CAPITAL UNITHOLDERS

Provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__] currency swap on the following quarterly payment date, pay any remaining amounts firstly to the Class A Capital unitholder (up to a maximum amount for all such payments of A$1,000) and secondly to the Class B Capital unitholder.
--------------------------------------------------------------------------------

                                      S-23

        PAYMENT OF AVAILABLE PRINCIPAL AMOUNT ON A QUARTERLY PAYMENT DATE

--------------------------------------------------------------------------------
                          REDRAWS AND FURTHER ADVANCES

Repay to the originators rateably any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made by the originators during or prior to the preceding collection period just ended.
--------------------------------------------------------------------------------
                                       |
                                      \|/
--------------------------------------------------------------------------------
                                 PRINCIPAL DRAWS

Allocate an amount to be applied as a principal draw for the immediately preceding determination date to the Available Income Amount to meet any net income shortfall.
--------------------------------------------------------------------------------
                                       |
                                      \|/
--------------------------------------------------------------------------------
                        STANDBY REDRAW FACILITY PRINCIPAL

Repay to the standby redraw facility provider the principal outstanding under the standby redraw facility as reduced by principal charge-offs or increased by reimbursement of principal charge-offs.
--------------------------------------------------------------------------------
                                       |
                                      \|/
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                                  REDRAW BONDS

Repay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, to the redraw bondholders an amount equal to the lesser of the remaining Available Principal Amount and the aggregate Adjusted Stated Amounts, together with the Redraw Bond Principal
Carryover Amount equally amongst the redraw bonds in order of their issue, until the Stated Amount of the redraw bonds is reduced to zero.
--------------------------------------------------------------------------------
                                       |
                                      \|/
--------------------------------------------------------------------------------
                               CLASS A NOTEHOLDERS

Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, rateably as follows:

o    an amount equal to or greater than the Class [__] notes proportional share of the remaining Available Principal Amount on that monthly payment date, together with the Class [__] Principal Carryover Amount, to the Currency
     Swap Provider under the Class [__] currency swap in relation to a repayment to the Class [__] noteholders of the Stated Amount of the Class [__] notes;

o    an amount equal to or greater than the Class [__] notes proportional share of the remaining Available Principal Amount on that monthly payment date to the Class [__] noteholders; and

o    an amount equal to or greater than the Class [__] notes proportional share of the remaining Available Principal Amount on that monthly payment date, together with the Class [__] Principal Carryover Amount, to the Currency
     Swap Provider under the Class [__] currency swap in relation to a repayment to the Class [__] noteholders of the Stated Amount of the Class [__] notes,

until the Stated Amounts of the Class [__] notes, the Class [__] notes and the
Class [__] notes are reduced to zero.
--------------------------------------------------------------------------------

                                      S-25

--------------------------------------------------------------------------------
                               CLASS B NOTEHOLDERS

Provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__] currency swap on that quarterly payment date, pay the Stated Amount of the Class B notes, together with the Class B Principal Carryover Amount, to the Class B noteholders, until the Stated Amount of the Class B notes is reduced to zero.
--------------------------------------------------------------------------------
                                       |
                                      \|/
--------------------------------------------------------------------------------
                               CAPITAL UNITHOLDERS

Pay, provided that there would be sufficient funds after making such payments to pay all amounts owed under the Class [__] currency swap and the Class [__]
currency swap on that quarterly payment date, any remaining amounts:

o    firstly to the Class A Capital unitholder (up to a maximum amount for all such payments of A$1,000); and

o    secondly to the Class B Capital unitholder.
--------------------------------------------------------------------------------

                                      S-25

                                  RISK FACTORS

     The offered notes are complex securities issued by a foreign entity and secured by property located in a foreign jurisdiction. You should consider the following risk factors in deciding whether to purchase the offered notes. There may be other unforeseen reasons why you might not receive principal or interest on your offered notes. You should also read the detailed information set out elsewhere in this prospectus supplement and the accompanying prospectus.

THE OFFERED NOTES WILL BE PAID
ONLY FROM THE ASSETS OF THE
TRUST                            The offered notes are debt obligations of the
                                 issuer trustee only in its capacity as trustee
                                 of the trust. The offered notes do not
                                 represent an interest in or obligation of the
                                 issuer trustee in any other capacity or of any
                                 of the other parties to the transaction. The
                                 assets of the trust will be the sole source of
                                 payments on the offered notes. The issuer
                                 trustee's personal assets will only be
                                 available to make payments on the offered notes
                                 if the issuer trustee is negligent, commits
                                 fraud or is in willful default of an obligation
                                 imposed upon it under the transaction
                                 documents. Therefore, if the assets of the
                                 trust are insufficient to pay the interest and
                                 principal on your offered notes when due, there
                                 will be no other source from which to receive
                                 these payments and you may not get back your
                                 entire investment or the yield you expected to
                                 receive.

THE RATINGS ON THE OFFERED
NOTES SHOULD BE
EVALUATED INDEPENDENTLY          The security ratings of the offered notes
                                 should be evaluated independently from similar
                                 ratings on other types of notes or securities.
                                 A security rating by a rating agency is not a
                                 recommendation to buy, sell or hold securities
                                 and may be subject to revision, suspension,
                                 qualification or withdrawal at any time by the
                                 relevant rating agency. A revision, suspension,
                                 qualification or withdrawal of the rating of
                                 the offered notes may adversely affect the
                                 price of the offered notes. In addition, the
                                 ratings of the offered notes do not address the
                                 expected timing of principal repayments under
                                 the offered notes, only that principal will be
                                 received no later than the maturity date.

RATINGS OF THE OFFERED NOTES
DO NOT INSURE THEIR PAYMENT
AND WITHDRAWAL OR DOWNGRADING
OF ANY RATINGS MAY AFFECT THE
VALUE OF THE OFFERED NOTES       It is a condition to the issuance of the
                                 offered notes that they be rated: [insert
                                 relevant rating] by [insert relevant rating
                                 agency].

                                      S-26

                                 A rating is not a recommendation to purchase,
                                 hold or sell the offered notes, inasmuch as
                                 such rating does not address the market price
                                 or the suitability for a particular investor of
                                 a security. The rating of the offered notes
                                 addresses the likelihood of the payment of
                                 principal and interest on the offered notes
                                 pursuant to their terms. There is no assurance
                                 that a rating will remain for any given period
                                 of time or that a rating will not be lowered or
                                 withdrawn entirely by a rating agency, if in
                                 its judgment circumstances in the future so
                                 warrant. A reduction in any rating of the
                                 offered notes may affect their market value and
                                 may affect your ability to sell them. The
                                 ratings of the offered notes will be based
                                 primarily on the creditworthiness of the
                                 housing loans[, the subordination provided by
                                 the [insert class name of relevant notes] notes
                                 to the offered notes], the availability of
                                 excess interest collections after payment of
                                 interest on the notes and the trust's expenses,
                                 the mortgage insurance policies and the
                                 creditworthiness of the swap providers and the
                                 mortgage insurers.

THE YIELD TO MATURITY ON THE
OFFERED NOTES IS UNCERTAIN AND
MAY BE AFFECTED BY MANY
FACTORS                          The pre-tax yield to maturity on the offered
                                 notes is uncertain and will depend on a number
                                 of factors. One such factor is the uncertain
                                 rate of return of principal. The amount of
                                 payments of principal on the offered notes and
                                 the time when those payments are received
                                 depend on the amount and the times at which
                                 borrowers make principal payments on the
                                 housing loans. The principal payments may be
                                 regular scheduled payments or unscheduled
                                 payments resulting from prepayments of the
                                 housing loans.

YOU FACE AN ADDITIONAL
POSSIBILITY OF LOSS BECAUSE
THE ISSUER TRUSTEE DOES NOT
HOLD LEGAL TITLE TO THE
HOUSING LOANS                    Although Commonwealth Bank of Australia, [,
                                 [Homepath Pty Limited] and [name of any other
                                 originator(s)]] could have legally assigned the
                                 title to the housing loans to the issuer
                                 trustee, initially [it/they] will assign only
                                 equitable title to the housing loans to the
                                 issuer trustee. The borrowers will not be
                                 notified of the equitable assignment. The
                                 housing loans will be legally assigned to the
                                 issuer trustee only upon the occurrence of a
                                 perfection of title event, as described in
                                 "Description of the Assets of a Trust--Transfer
                                 and Assignment of the Housing Loans" in the
                                 accompanying prospectus. Because the issuer
                                 trustee does not hold legal title to the
                                 housing loans, you will be

                                      S-27

                                 subject to the following risks, which may lead
                                 to a failure to receive collections on the
                                 housing loans, delays in receiving the
                                 collections or losses to you.

                                 The issuer trustee's interest in a housing loan
                                 and its related securities may be impaired by
                                 the creation of another interest over the
                                 related housing loan or its related securities
                                 by [an/the] originator prior to the issuer
                                 trustee acquiring a legal interest in the
                                 housing loans.

                                 Until a borrower has notice of the assignment,
                                 that borrower is not bound to make payments
                                 under its housing loan to anyone other than
                                 Commonwealth Bank of Australia, [, [Homepath
                                 Pty Limited, as appropriate] or [name of any
                                 other originator(s)], as appropriate]. Until a
                                 borrower receives notice of the assignment, any
                                 payments the borrower makes under his or her
                                 housing loan to Commonwealth Bank of Australia
                                 [, [Homepath Pty Limited, as appropriate] or
                                 [name of any other originator(s)], as
                                 appropriate], will validly discharge the
                                 borrower's obligations under the borrower's
                                 housing loan even if the issuer trustee does
                                 not receive the payments from Commonwealth Bank
                                 of Australia [, [Homepath Pty Limited, as
                                 appropriate] or [name of any other
                                 originator(s)], as appropriate]. Therefore, if
                                 Commonwealth Bank of Australia, [, Homepath Pty
                                 Limited] or [name of any other originator(s)]]
                                 does not deliver collections to the issuer
                                 trustee, for whatever reason, neither the
                                 issuer trustee nor you will have any recourse
                                 against the related borrowers for such
                                 collections.

                                 The issuer trustee may not be able to initiate
                                 any legal proceedings against a borrower to
                                 enforce a housing loan without the involvement
                                 of Commonwealth Bank of Australia [, [Homepath
                                 Pty Limited, as appropriate] or [name of any
                                 other originator(s)], as appropriate].

THE SALE OF THE HOUSING LOANS
MAY BE RECHARACTERIZED AS
A LOAN                           The transfer of the housing loans from
                                 Commonwealth Bank of Australia [, [Homepath Pty
                                 Limited] and [name of any other
                                 originator(s)]], to the issuer trustee is
                                 intended by the parties to be and has been
                                 documented as a sale, however, Commonwealth
                                 Bank of Australia [, Homepath Pty Limited] and
                                 [name of any other originator(s)]] will treat
                                 the transfer of the housing loans as an imputed
                                 loan for accounting purposes. If Commonwealth
                                 Bank of Australia [, [Homepath Pty Limited] or
                                 [name of any other originator(s)]] were to
                                 become insolvent, a liquidator or other person
                                 that assumes control of Commonwealth Bank of
                                 Australia [, [Homepath Pty Limited] or name of
                                 any other

                                      S-28

                                 originator(s)]] could attempt to recharacterize
                                 the sale of the housing loans as a loan or to
                                 consolidate the housing loans with the assets
                                 of Commonwealth Bank of Australia [, [Homepath
                                 Pty Limited, as applicable] or [name of any
                                 other originator(s)], as applicable]. Any such
                                 attempt could result in a delay in or reduction
                                 of collections on the housing loans available
                                 to make payments on the offered notes. The risk
                                 of such a recharacterization with respect to
                                 the housing loans may be increased by the
                                 treatment of the transfer of these housing
                                 loans as an imputed loan for accounting
                                 purposes.

A BORROWER'S ABILITY TO OFFSET
MAY AFFECT THE RETURN ON YOUR
OFFERED NOTES                    It is possible that in the event of the
                                 insolvency of Commonwealth Bank of Australia [,
                                 [Homepath Pty Limited] or [name of any other
                                 originator(s)]], borrowers may be able to
                                 offset their deposits with Commonwealth Bank of
                                 Australia [, [Homepath Pty Limited, as
                                 appropriate] or [name of any other
                                 originator(s), as appropriate], against their
                                 liability under their housing loans. If this
                                 occurred, the assets of the trust might be
                                 insufficient to pay you principal and interest
                                 in full.

[AN/THE] ORIGINATOR AND THE
SERVICER MAY COMMINGLE
COLLECTIONS ON THE HOUSING
LOANS WITH THEIR ASSETS          Before [an/the] originator or the servicer
                                 remits collections to the collections account,
                                 the collections may be commingled with the
                                 assets of [the/that] originator or the
                                 servicer. If [the/an] originator or the
                                 servicer becomes insolvent, the issuer trustee
                                 may only be able to claim those collections as
                                 an unsecured creditor of the insolvent company.
                                 This could lead to a failure to receive the
                                 collections on the housing loans, delays in
                                 receiving the collections, or losses to you.

THERE IS NO WAY TO PREDICT
THE ACTUAL RATE AND TIMING OF
PAYMENTS ON THE HOUSING LOANS    The rate of principal and interest payments on
                                 pools of housing loans varies among pools, and
                                 is influenced by a variety of economic,
                                 demographic, social, tax, legal and other
                                 factors, including prevailing market interest
                                 rates for housing loans and the particular
                                 terms of the housing loans.

                                      S-29

                                 Australian housing loans have features and
                                 options that are different from housing loans
                                 in the United States and Europe, and thus will
                                 have different rates and timing of payments
                                 from housing loans in the United States and
                                 Europe. There is no guarantee as to the actual
                                 rate of prepayment on the housing loans, or
                                 that the actual rate of prepayments will
                                 conform to any model described in this
                                 prospectus supplement. The rate and timing of
                                 principal and interest payments and the ability
                                 to redraw principal on the housing loans will
                                 affect the rate and timing of payments of
                                 principal and interest on your offered notes.
                                 Unexpected prepayment rates could have the
                                 following negative effects:

                                      o    If you bought your offered notes for
                                           more than their face amount, the
                                           yield on your offered notes will drop
                                           if principal payments occur at a
                                           faster rate than you expect.

                                      o    If you bought your offered notes for
                                           less than their face amount, the
                                           yield on your offered notes will drop
                                           if principal payments occur at a
                                           slower rate than you expect.

LOSSES AND DELINQUENT PAYMENTS
ON THE HOUSING LOANS MAY
AFFECT THE RETURN ON YOUR
OFFERED NOTES                    If borrowers fail to make payments of interest
                                 and principal under the housing loans when due
                                 and the credit enhancement described in this
                                 prospectus supplement is not enough to protect
                                 your offered notes from the borrowers' failure
                                 to pay, then the issuer trustee may not have
                                 enough funds to make full payments of interest
                                 and principal due on your offered notes.
                                 Consequently, the yield on your offered notes
                                 could be lower than you expect and you could
                                 suffer losses.

ENFORCEMENT OF THE HOUSING
LOANS MAY CAUSE DELAYS IN
PAYMENT AND LOSSES               Substantial delays could be encountered in
                                 connection with the liquidation of a housing
                                 loan, which may lead to shortfalls in payments
                                 to you to the extent those shortfalls are not
                                 covered by a mortgage insurance policy.

                                 If the proceeds of the sale of a mortgaged
                                 property, net of preservation and liquidation
                                 expenses, are less than the amount due under
                                 the related housing loan, the issuer trustee
                                 may not have enough funds to make full payments

                                      S-30

                                 of interest and principal due to you, unless
                                 the difference is covered under a mortgage
                                 insurance policy.

PRINCIPAL ON THE REDRAW BONDS
WILL BE PAID BEFORE PRINCIPAL
ON YOUR OFFERED NOTES            If redraw bonds are issued they will rank ahead
                                 of your offered notes with respect to payment
                                 of principal prior to enforcement of the charge
                                 under the security trust deed, and you may not
                                 receive full repayment of principal on your
                                 offered notes.

UNREIMBURSED REDRAWS AND
FURTHER ADVANCES WILL BE PAID
BEFORE PRINCIPAL ON YOUR
OFFERED NOTES                    Unreimbursed redraws and further advances will
                                 rank ahead of your notes with respect to
                                 payment of principal prior to enforcement of
                                 the charge under the security trust deed, and
                                 you may not receive full repayment of principal
                                 on your offered notes.

THE CLASS [__] NOTES PROVIDE
ONLY LIMITED PROTECTION
AGAINST LOSSES                   The amount of credit enhancement provided
                                 through the subordination of the Class [__]
                                 notes to the offered notes and redraw bonds is
                                 limited and could be depleted prior to the
                                 payment in full of the offered notes and redraw
                                 bonds. If the principal amount of the Class
                                 [__] notes is reduced to zero, you may suffer
                                 losses on your offered notes.

THE MORTGAGE INSURANCE
POLICIES MAY NOT BE AVAILABLE
TO COVER LOSSES ON THE HOUSING
LOANS                            [Insert description of mortgage insurance
                                 policies.] The mortgage insurance policies are
                                 subject to some exclusions from coverage and
                                 rights of refusal or reduction of claims, some
                                 of which are described in "Description of the
                                 Transaction Documents--The Mortgage Insurance
                                 Policies" in this prospectus supplement.
                                 [Insert description of mortgage insurers and
                                 percentage of pool insured by each mortgage
                                 insurer.] The availability of funds under these
                                 mortgage insurance policies will ultimately be
                                 dependent on the financial strength of these
                                 entities. A borrower's payments that are
                                 expected to be covered by the mortgage
                                 insurance policies may not be covered because
                                 of these exclusions, refusals or reductions or
                                 because of financial difficulties impeding the
                                 mortgage insurer's ability to perform its
                                 obligations. If such circumstances arise the
                                 issuer trustee may not have enough

                                      S-31

                                 money to make timely and full payments of
                                 principal and interest on your offered notes.

YOU MAY NOT BE ABLE TO RESELL
YOUR OFFERED NOTES               The underwriters are not required to assist you
                                 in reselling your offered notes. A secondary
                                 market for your offered notes may not develop.

                                 If a secondary market does develop, it might
                                 not continue or might not be sufficiently
                                 liquid to allow you to resell any of your
                                 offered notes readily or at the price you
                                 desire. The market value of your offered notes
                                 is likely to fluctuate, which could result in
                                 significant losses to you.

THE TERMINATION OF ANY OF THE
SWAPS MAY SUBJECT YOU TO
LOSSES FROM INTEREST RATE OR
CURRENCY FLUCTUATIONS            The issuer trustee will exchange the interest
                                 payments from the fixed rate housing loans for
                                 variable rate payments based upon the [one
                                 month or three month] Australian bank bill rate
                                 [(as appropriate)]. If [a/the] fixed rate swap
                                 is terminated or [a/the] fixed rate swap
                                 provider fails to perform its obligations, you
                                 will be exposed to the risk that the floating
                                 rate of interest payable on the offered notes
                                 will be greater than the discretionary fixed
                                 rate set by the servicer on the fixed rate
                                 housing loans, which may lead to losses to you.

                                 The issuer trustee will exchange the interest
                                 payments from the variable rate housing loans
                                 for variable rate payments based upon the [one
                                 month or three month] Australian bank bill rate
                                 [(as appropriate)]. If [a/the] basis swap is
                                 terminated, the manager will direct the
                                 servicer to, subject to applicable laws, set
                                 the rates at which interest set-off benefits
                                 are calculated under the mortgage interest
                                 saver accounts at a rate low enough to cover
                                 the payments owed by the trust or to zero, and
                                 if that does not produce sufficient income, to
                                 set the interest rates on the variable rate
                                 housing loans at a rate high enough to cover
                                 the payments owed by the trust. If the rates on
                                 the variable rate housing loans are set above
                                 the market interest rate for similar variable
                                 rate housing loans, the affected borrowers will
                                 have an incentive to refinance their loans with
                                 another institution, which may lead to higher
                                 rates of principal prepayment than you
                                 initially expected, which will affect the yield
                                 on your offered notes.

                                      S-32

                                 The issuer trustee will receive payments from
                                 the borrowers on the housing loans, the fixed
                                 rate swap provider[s] and the basis swap
                                 provider[s] in Australian dollars calculated,
                                 in the case of the swap providers, by reference
                                 to the relevant Australian bank bill rate, and
                                 make payments to you in [insert relevant
                                 currency] calculated, in the case of interest,
                                 by reference to [insert relevant reference
                                 rate]. Under the currency swap[s], the currency
                                 swap provider[s] will exchange Australian
                                 dollar obligations for [insert relevant
                                 currency], and in the case of interest, amounts
                                 calculated by reference to the relevant
                                 Australian bank bill rate for amounts
                                 calculated by reference to[insert relevant
                                 reference rate]. If [the/a] currency swap
                                 provider fails to perform its obligations
                                 [under any currency swap] or if [the/a]
                                 currency swap is terminated, the issuer trustee
                                 might have to exchange its Australian dollars
                                 for [insert relevant currency] and its relevant
                                 Australian bank bill rate obligations for
                                 [insert relevant reference rate]obligations at
                                 [a rate/rates] that [does/do] not provide
                                 sufficient [insert relevant currency] to make
                                 payments to you in full.

PREPAYMENTS DURING A
COLLECTION PERIOD MAY RESULT
IN YOU NOT RECEIVING YOUR FULL
INTEREST PAYMENTS                If a prepayment is received on a housing loan
                                 during a collection period, interest on the
                                 housing loan will cease to accrue on that
                                 portion of the housing loan that has been
                                 prepaid, starting on the date of prepayment.
                                 The amount prepaid will be invested in
                                 investments, or will be the subject of interest
                                 payable by the servicer commencing [__]
                                 Business Days after receipt by the servicer,
                                 that may earn a rate of interest lower than
                                 that paid on the housing loan. If it is less,
                                 and either the basis swap[s] or the fixed rate
                                 swap[s] [has/have] been terminated, the issuer
                                 trustee may not have sufficient funds to pay
                                 you the full amount of interest on the offered
                                 notes on the next [quarterly] payment date.

PAYMENT HOLIDAYS MAY RESULT IN
YOU NOT RECEIVING YOUR FULL
INTEREST PAYMENTS                If a borrower prepays principal on his or her
                                 housing loan, the borrower is not required to
                                 make any payments, including interest payments,
                                 until the outstanding principal balance of the
                                 housing loan plus unpaid interest equals the
                                 scheduled principal balance. If a significant
                                 number of borrowers take advantage of this
                                 feature at the same time

                                      S-33

                                 and the liquidity facility and any principal
                                 draws do not provide enough funds to cover the
                                 interest payments on the housing loans that are
                                 not received, the issuer trustee may not have
                                 sufficient funds to pay you the full amount of
                                 interest on your offered notes on the next
                                 [quarterly] payment date.

THE PROCEEDS FROM THE
ENFORCEMENT OF THE SECURITY
TRUST DEED MAY BE INSUFFICIENT
TO PAY AMOUNTS DUE TO YOU        If the security trustee enforces the security
                                 interest on the assets of the trust after an
                                 event of default under the security trust deed,
                                 there is no assurance that the market value of
                                 the assets of the trust will be equal to or
                                 greater than the outstanding principal and
                                 interest due on the offered notes and the other
                                 secured obligations that rank ahead of or
                                 equally with the offered notes, or that the
                                 security trustee will be able to realize the
                                 full value of the assets of the trust. The
                                 issuer trustee, the security trustee, the note
                                 trustee, the principal paying agent and any
                                 receiver, to the extent they are owed any fees,
                                 the liquidity facility provider to the extent
                                 of any outstanding cash advance deposit, the
                                 fixed rate swap provider and the basis swap
                                 provider in respect of any collateral lodged by
                                 them and the originator[s] to the extent of any
                                 unpaid Accrued Interest Adjustment will
                                 generally be entitled to receive the proceeds
                                 of any sale of the assets of the trust before
                                 you. Consequently, the proceeds from the sale
                                 of the assets of the trust after an event of
                                 default under the security trust deed may be
                                 insufficient to pay you principal and interest
                                 in full.

IF THE MANAGER DIRECTS THE
ISSUER TRUSTEE TO REDEEM THE
OFFERED NOTES EARLY, YOU COULD
SUFFER LOSSES AND THE YIELD ON
YOUR OFFERED NOTES COULD BE
LOWER THAN EXPECTED              If the manager directs the issuer trustee to
                                 redeem the notes and any redraw bonds early as
                                 described in "Description of the Offered
                                 Notes--Optional Redemption of the Notes" in
                                 this prospectus supplement and principal
                                 charge-offs have occurred, noteholders and
                                 redraw bondholders owning at least 75% of the
                                 aggregate outstanding amount of the notes and
                                 redraw bonds may consent to receiving an amount
                                 equal to the outstanding principal amount of
                                 the notes and redraw bonds, less unreimbursed
                                 principal charge-offs, plus accrued interest.
                                 As a result, you may not fully recover

                                      S-34

                                 your investment. In addition, the early
                                 retirement of your offered notes will shorten
                                 their average lives and potentially lower the
                                 yield on your offered notes.

TERMINATION PAYMENTS RELATING
TO A CURRENCY SWAP AND A FIXED
RATE SWAP[S] MAY REDUCE
PAYMENTS TO YOU                  If the issuer trustee is required to make a
                                 termination payment to [a/the] currency swap
                                 provider or [a/the] fixed rate swap provider
                                 upon the termination of [a/the] currency swap
                                 or [a/the] fixed rate swap, respectively, the
                                 issuer trustee will make the termination
                                 payment from the assets of the trust and, prior
                                 to enforcement of the security trust deed, in
                                 priority to payments on the offered notes.
                                 Thus, if the issuer trustee makes a termination
                                 payment, there may not be sufficient funds
                                 remaining to pay interest on your offered notes
                                 on the next [quarterly] payment date, and the
                                 principal on your offered notes may not be
                                 repaid in full. In addition, after enforcement
                                 of the security trust deed, these termination
                                 payments will be paid pari passu with payments
                                 to the holders of the offered notes and the
                                 redraw bonds.

THE IMPOSITION OF A
WITHHOLDING TAX WILL REDUCE
PAYMENTS TO YOU AND MAY LEAD
TO AN EARLY REDEMPTION OF THE
OFFERED NOTES                    If a withholding tax is imposed on payments of
                                 interest on your offered notes, you will not be
                                 entitled to receive grossed-up amounts to
                                 compensate for such withholding tax. Thus, you
                                 will receive less interest than is scheduled to
                                 be paid on your offered notes.

                                 [If the option to redeem the notes and any
                                 redraw bonds early, as a result of the
                                 imposition of a withholding or other tax on any
                                 notes or redraw bonds or in respect of the
                                 housing loans, is exercised and principal
                                 charge-offs have occurred, noteholders and
                                 redraw bondholders owning at least 75% of the
                                 aggregate outstanding amount of the notes and
                                 redraw bonds may consent to receiving an amount
                                 equal to the outstanding principal amount of
                                 the notes and redraw bonds, less unreimbursed
                                 principal charge-offs, plus accrued interest.
                                 As a result, you may not fully recover your
                                 investment. In addition, the early retirement
                                 of your offered notes will shorten their
                                 average lives and potentially lower the yield
                                 on your offered notes.]

                                      S-35

THE SERVICER'S ABILITY TO SET
THE INTEREST RATE ON VARIABLE
RATE HOUSING LOANS MAY LEAD TO
INCREASED DELINQUENCIES OR
PREPAYMENTS                      The interest rates on the variable rate housing
                                 loans are not tied to an objective interest
                                 rate index, but are set at the sole discretion
                                 of Commonwealth Bank of Australia as servicer
                                 of the housing loans. If Commonwealth Bank of
                                 Australia increases the interest rates on the
                                 variable rate housing loans, borrowers may be
                                 unable to make their required payments under
                                 the housing loans, and accordingly, may become
                                 delinquent or may default on their payments. In
                                 addition, if the interest rates are raised
                                 above market interest rates, borrowers may
                                 refinance their loans with another lender to
                                 obtain a lower interest rate. This could cause
                                 higher rates of principal prepayment than you
                                 expected and affect the yield on your offered
                                 notes.

THE FEATURES OF THE HOUSING
LOANS MAY CHANGE, WHICH COULD
AFFECT THE TIMING AND AMOUNT
OF PAYMENTS TO YOU               The features of the housing loans, including
                                 their interest rates, may be changed by
                                 Commonwealth Bank of Australia [, [Homepath Pty
                                 Limited] or [name of any other originator(s)]],
                                 either on its own initiative or at a borrower's
                                 request. Some of these changes may include the
                                 addition of newly developed features which are
                                 not described in this prospectus supplement and
                                 the accompanying prospectus. As a result of
                                 these changes and borrowers' payments of
                                 principal, the concentration of housing loans
                                 with specific characteristics is likely to
                                 change over time, which may affect the timing
                                 and amount of payments you receive.

                                 If Commonwealth Bank of Australia [, [Homepath
                                 Pty Limited] or [name of any other
                                 originator(s)]] changes the features of the
                                 housing loans or fails to offer desirable
                                 features offered by their competitors,
                                 borrowers might elect to refinance their loan
                                 with another lender to obtain more favorable
                                 features. In addition, the housing loans
                                 included in the trust are not permitted to have
                                 some features. If a borrower opts to add one of
                                 these features to his or her housing loan, in
                                 effect the housing loan will be repaid and a
                                 new housing loan will be written which will not
                                 form part of the assets of the trust. The
                                 refinancing or removal of housing loans could
                                 cause you to experience higher rates of

                                      S-36

                                 principal prepayment than you expected, which
                                 could affect the yield on your offered notes.

THERE ARE LIMITS ON THE AMOUNT
OF AVAILABLE LIQUIDITY TO
ENSURE PAYMENTS OF INTEREST TO
YOU                              If the interest collections during a collection
                                 period are insufficient to cover fees and
                                 expenses of the trust and the interest payments
                                 due on the offered notes on the next
                                 [quarterly] payment date, the issuer trustee
                                 will request an advance under the liquidity
                                 facility. If advances under the liquidity
                                 facility are insufficient for this purpose,
                                 funds may be allocated from the Available
                                 Principal Amount towards meeting such fees,
                                 expenses and interest as a principal draw. In
                                 the event that there is not enough money
                                 available under the liquidity facility or by
                                 way of principal draw, you may not receive a
                                 full payment of interest on that [quarterly]
                                 payment date, which will reduce the yield on
                                 your offered notes.

THE SERVICER MAY WAIVE FEES OR
RIGHTS IN RESPECT OF THE
HOUSING LOANS, WHICH COULD
AFFECT THE TIMING AND AMOUNT
OF PAYMENTS TO YOU               Subject to the standards for servicing set
                                 forth under "Description of the Transaction
                                 Documents--Servicing of the Housing Loans" in
                                 the accompanying prospectus, the servicer has
                                 the express power, among other things, to waive
                                 any fees and break costs which may be collected
                                 in the ordinary course of servicing the housing
                                 loans or arrange the rescheduling of interest
                                 due and unpaid following a default under any
                                 housing loans, or to waive any right in respect
                                 of the housing loans and mortgages in the
                                 ordinary course of servicing the housing loans
                                 and mortgages. Those waivers may affect the
                                 timing and amount of payments you receive.

[A DECLINE IN AUSTRALIAN
ECONOMIC CONDITIONS MAY LEAD
TO LOSSES ON YOUR OFFERED
NOTES]                           [If the Australian economy were to experience a
                                 decline in economic conditions, an increase in
                                 interest rates, a fall in property values or
                                 any combination of these factors, delinquencies
                                 or losses on the housing loans might increase,
                                 which might cause losses on your offered
                                 notes.]

                                      S-37

CONSUMER PROTECTION LAWS MAY
AFFECT THE TIMING OR AMOUNT OF
INTEREST OR PRINCIPAL PAYMENTS
TO YOU                           Some of the borrowers may attempt to make a
                                 claim to a court requesting changes in the
                                 terms and conditions of their housing loans or
                                 compensation or penalties from Commonwealth
                                 Bank of Australia [, [Homepath Pty Limited] or
                                 [name of any other originator(s)]] for breaches
                                 of any legislation relating to consumer credit
                                 and the Australian Code of Banking Practice.
                                 Any penalties payable by an originator to a
                                 borrower may be set-off against amounts owing
                                 under housing loans provided by that originator
                                 to the borrower.

                                 Breaches of consumer protection laws could
                                 result in a borrower paying less principal
                                 under his or her housing loan as a consequence
                                 of either changes in that borrower's housing
                                 loan terms or the borrower setting off amounts
                                 it owes under housing loans against penalties
                                 payable to it by an originator in respect of
                                 the same housing loan. This may result in a
                                 delay or decrease in the amount of payments to
                                 you.

                                 In addition, if the issuer trustee obtains
                                 legal title to the housing loans, the issuer
                                 trustee will be subject to the penalties and
                                 compensation provisions of the applicable
                                 consumer protection laws instead of
                                 Commonwealth Bank of Australia or Homepath Pty
                                 Ltd. To the extent that the issuer trustee is
                                 unable to recover any such liabilities under
                                 limited indemnities from Commonwealth Bank of
                                 Australia, as originator and servicer, and
                                 Homepath Australia Pty Ltd as originator, in
                                 respect of such liabilities, the assets of the
                                 trust will be used to indemnify the issuer
                                 trustee prior to payments to you. This may
                                 delay or decrease the amount of collections
                                 available to make payments to you. For more
                                 details you should read the section titled
                                 "Legal Aspects of the Housing Loans--Australian
                                 Consumer Credit Code" in this prospectus
                                 supplement and the accompanying prospectus.

[THE USE OF PRINCIPAL
COLLECTIONS TO COVER LIQUIDITY
SHORTFALLS MAY LEAD TO
PRINCIPAL LOSSES]                [If Principal Collections are drawn upon to
                                 cover shortfalls in interest collections and
                                 there is insufficient excess available income
                                 in succeeding Collection Periods to repay those
                                 principal draws, you may not receive full
                                 repayment of principal on your offered notes.]

                                      S-38

A CONCENTRATION OF HOUSING
LOANS IN SPECIFIC GEOGRAPHIC
AREAS MAY INCREASE THE
POSSIBILITY OF LOSS ON YOUR
OFFERED NOTES                    To the extent that the trust contains a high
                                 concentration of housing loans secured by
                                 properties located within a single state or
                                 region within Australia, any deterioration in
                                 the real estate values or the economy of any of
                                 those states or regions could result in higher
                                 rates of delinquencies, foreclosures and losses
                                 than expected on the housing loans. In
                                 addition, these states or regions may
                                 experience natural disasters, which may not be
                                 fully insured against and which may result in
                                 property damage and losses on the housing
                                 loans. These events may in turn have a
                                 disproportionate impact on funds available to
                                 the trust, which could cause you to suffer
                                 losses.

YOU WILL NOT RECEIVE PHYSICAL
NOTES REPRESENTING YOUR
OFFERED NOTES, WHICH CAN CAUSE
DELAYS IN RECEIVING PAYMENTS
AND HAMPER YOUR ABILITY TO
PLEDGE OR RESELL YOUR OFFERED
NOTES                            Your ownership of the offered notes will be
                                 registered electronically through [insert
                                 relevant depositories]. You will not receive
                                 physical notes, except in limited
                                 circumstances. This could:

                                      o    cause you to experience delays in
                                           receiving payments on the offered
                                           notes because the principal paying
                                           agent will be sending payments on the
                                           offered notes to [insert relevant
                                           depositories];

                                      o    limit or prevent you from using your
                                           offered notes as collateral; and

                                      o    hinder your ability to resell the
                                           offered notes or reduce the price
                                           that you receive for them.

RECENTLY PROPOSED CHANGES TO
THE REGULATORY REQUIREMENTS
MAY AFFECT THE FINANCIAL
PERFORMANCE OF LENDERS
MORTGAGE INSURERS                On January 1, 2006, reforms by APRA to the
                                 capital and reporting framework for lenders
                                 mortgage insurers commenced. The reforms aim to
                                 strengthen the capital framework for lenders
                                 mortgage insurers and increase
                                 risk-sensitivity, while reducing
                                 inconsistencies in prudential requirements.
                                 APRA released a range of other reforms
                                 affecting all general insurers on February 9,
                                 2006 which

                                      S-39

                                 will take effect on October 1, 2006. These
                                 further reforms aim to strengthen governance,
                                 risk management, business continuity, fitness
                                 and propriety, custodian and reporting
                                 requirements.

                                 Although management of the respective lenders
                                 mortgage insurers do not believe that these
                                 regulatory changes will have a materially
                                 adverse effect on operations, particularly as
                                 they are designed to strengthen the capital
                                 position of lenders mortgage insurers and
                                 reduce the likelihood of collapse, the
                                 potentially more stringent governance,
                                 compliance, reporting, regulatory and capital
                                 adequacy requirements could increase the costs
                                 of compliance and thereby affect the financial
                                 strength of these entities. If any of these
                                 entities encounter financial difficulties which
                                 impede or prohibit the performance of their
                                 obligations as provided herein, the issuer
                                 trustee may not have sufficient funds to timely
                                 pay principal and interest on the offered
                                 notes.

AUSTRALIAN TAX REFORM
PROPOSALS COULD AFFECT THE TAX
TREATMENT OF THE TRUST           The Australian Federal Government is
                                 undertaking a program of reform of business
                                 taxation following the issue of reports by the
                                 Review of Business Taxation in 1999. In
                                 addition to many measures that have been
                                 enacted, there remain some outstanding areas
                                 where the Federal Government has indicated that
                                 changes are being considered or may be
                                 introduced.

                                 For example, exposure draft legislation has
                                 been introduced as part of the final stages of
                                 the taxation of financial arrangements ("TOFA")
                                 reform measures. The exposure draft legislation
                                 introduces tax-timing rules for the treatment
                                 of gains and losses from "financial
                                 arrangements", which are defined as rights and
                                 obligations to receive or provide something of
                                 economic value in the future. There are five
                                 tax-timing methods proposed- fair value,
                                 accruals, retranslation, realization and
                                 hedging. Gains are assessable and losses are
                                 deductible (i.e. on revenue account) under
                                 these proposed rules. If the exposure draft
                                 legislation is enacted in its current form,
                                 these reform measures could affect the tax
                                 treatment of the trust due to the broad
                                 definition of "financial arrangements".

                                      S-40

                                 Notwithstanding this, the issuer trustee (in
                                 its capacity as trustee of the trust) will
                                 remain tax neutral in that it will not be
                                 liable for any Australian income tax on the
                                 income of the trust. The new TOFA rules are
                                 currently in only exposure draft legislation
                                 and may change when the formal bill
                                 implementing the new arrangements is introduced
                                 into Parliament. The new arrangements are
                                 proposed to be prospective in nature. That is,
                                 the rules will apply only to financial
                                 arrangements acquired after the commencement
                                 date of the proposed reforms, unless a taxpayer
                                 elects to apply the new rules to all their
                                 financial arrangements existing at the
                                 commencement date. Details of the arrangements
                                 dealing with the transition to the new TOFA
                                 rules have not yet been announced.

THE RECENTLY RELEASED SECOND
EXPOSURE DRAFT OF THE
AUSTRALIAN ANTI-MONEY
LAUNDERING AND COUNTER-
TERRORISM FINANCING BILL MAY
REQUIRE AN ENTITY PROVIDING A
FINANCIAL SERVICE TO CEASE
PROVIDING THAT SERVICE. THIS
ULTIMATELY MAY RESULT IN A
DELAY OR DECREASE IN PAYMENTS
TO YOU                           On July 13, 2006 the Australian Government
                                 released a second exposure draft of the
                                 Anti-Money Laundering and Counter-Terrorism
                                 Financing Bill (the "AML/CTF BILL") which is
                                 intended to replace the current Financial
                                 Transactions Reports Act 1988. The AML/CTF Bill
                                 proposes a number of significant changes to
                                 Australia's anti-money laundering and
                                 counter-terrorism financing regulation. The
                                 Australian Government has previously indicated
                                 it hopes to have the AML/CTF bill passed by the
                                 end of 2006.

                                 Under the AML/CTF Bill, if an entity has not
                                 met certain of its obligations under the
                                 AML/CTF Bill, that entity will be prohibited
                                 from providing a designated service which
                                 includes:

                                      o    opening or providing an account,
                                           allowing any transaction in relation
                                           to an account or receiving
                                           instructions to transfer money in and
                                           out of the account;

                                      o    granting loans to a borrower or
                                           allowing a transaction to occur in
                                           respect of that loan;

                                      S-41

                                      o    providing a custodial or depository
                                           service;

                                      o    issuing, acquiring and disposing of a
                                           security; and

                                      o    exchanging one currency for another.

                                 These obligations will include undertaking
                                 customer due diligence before a designated
                                 service is provided and receiving information
                                 about international and domestic institutional
                                 transfers of funds. Until these obligations
                                 have been met an entity will be prohibited from
                                 providing funds or services to a party or
                                 making any payments on behalf of a party.

                                 If the second draft exposure AML/CTF Bill is
                                 introduced in its current form, the obligations
                                 placed upon an entity could, amongst other
                                 things, affect the services of an entity or the
                                 funds it provides and ultimately may result in
                                 a delay or decrease in the amounts an investor
                                 receives.

SINCE THE MANAGER AND THE
ISSUER TRUSTEE ARE AUSTRALIAN
ENTITIES, THERE REMAINS
UNCERTAINTY AS TO THE
ENFORCEABILITY IN AUSTRALIAN
COURTS OF JUDGMENTS OBTAINED
IN UNITED STATES COURTS BY ANY
OF THE HOLDERS OF THE OFFERED
NOTES                            Each of Commonwealth Bank of Australia and
                                 [Perpetual Trustee Company Limited] is an
                                 Australian public company and has agreed to
                                 submit to the jurisdiction of New York state
                                 and federal courts for purposes of any suit,
                                 action or proceeding arising out of the
                                 offering of the offered notes. Generally, a
                                 final and conclusive judgment obtained by
                                 holders of the offered notes in United States
                                 courts would be recognized and enforceable
                                 against the manager or the issuer trustee, as
                                 the case may be, in the relevant Australian
                                 court without re-examination of the merits of
                                 the case. However, because of the foreign
                                 location of the manager and the issuer trustee
                                 and their directors, officers and employees
                                 (and their respective assets), it may be
                                 difficult for you to effect service of process
                                 over these persons or to enforce against them
                                 judgments obtained in United States courts
                                 based upon the civil liability provisions of
                                 the federal securities laws of the United
                                 States. See "Enforcement of Foreign Judgments
                                 in Australia" in the accompanying prospectus.

INABILITY TO FIND A
REPLACEMENT

                                      S-42

REDRAW FACILITY PROVIDER MAY
RESULT IN EARLY REPAYMENT OF
LOANS                            The redraw facility may be terminated in some
                                 circumstances. If a replacement redraw facility
                                 is not entered into and redraw notes are not
                                 issued the issuer trustee may be required to
                                 reject some or all requests for redraws made by
                                 borrowers. This may in turn cause borrowers to
                                 refinance or repay their housing loans,
                                 resulting in an early repayment of principal on
                                 your offered notes.

[EUROPEAN UNION DIRECTIVE
REGARDING THE TAXATION OF
SAVINGS INCOME]                  [The European Union has adopted a Directive
                                 (2003/48/EC) regarding the taxation of savings
                                 income. Since July 1, 2005 Member States have
                                 been required to provide to the tax authorities
                                 of other Member States details of payments of
                                 interest and other similar income paid by a
                                 person within its jurisdiction to an individual
                                 in that other Member State, except that
                                 Austria, Belgium and Luxembourg will instead
                                 impose a withholding system for a transitional
                                 period (unless during such period they elect
                                 otherwise). The transitional period commenced
                                 on July 1, 2005 and terminates at the end of
                                 the first full fiscal year following agreement
                                 by certain non-European Union countries to the
                                 exchange of information relating to such
                                 payments. A number of non-European Union
                                 countries and territories including Switzerland
                                 have agreed to adopt similar measures (a
                                 withholding system in the case of Switzerland)
                                 with effect from the same date. Therefore,
                                 payments of interest on the offered notes which
                                 are made or collected through Belgium,
                                 Luxembourg, Austria or any other relevant
                                 country may be subject to withholding tax which
                                 would prevent holders of the offered notes from
                                 receiving interest on their offered notes in
                                 full. The terms and conditions of the offered
                                 notes provide that, to the extent that it is
                                 possible to do so, a paying agent will be
                                 maintained by the issuer trustee in a Member
                                 State that is not required to withhold tax
                                 pursuant to the directive.]

                                      S-43

                                CAPITALIZED TERMS

     The capitalized terms used in this prospectus supplement, unless defined elsewhere in this prospectus supplement, have the meanings set forth in the
Glossary starting on page [__] of this prospectus supplement or in the Glossary in the accompanying prospectus.

                       [US DOLLAR [AND EURO] PRESENTATION]

     [In this prospectus supplement, references to "US dollars" and "US$" are references to US currency, references to "Euro" and "(euro)" are references to the lawful currency of the member states of the European Union that adopt the single currency in accordance with the EC treaty and references to "Australian dollars" and "A$" are references to Australian currency. Unless otherwise stated
in this prospectus supplement, any translations of Australian dollars into US dollars have been made at the rate of US$[__] = A$1.00, being the [noon buying rate in New York City for cable transfers in Australian dollars as certified for customs purposes by the Federal Reserve Bank of New York on [__]] and any
translations of Australian dollars into Euro have been made at a rate of
(euro)[__] = A$1.00[, the exchange rate as displayed on the Bloomberg Service under EUAD currency on [__]]. Use of such rate is not a representation that
Australian dollar amounts actually represent such US dollar amounts or Euro amounts, as the case may be, or could be converted into US dollars or Euro, as the case may be, at that rate.]

        [AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS]

     [If applicable, insert description of any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from this transaction, between Commonwealth Bank of Australia or Securitisation Advisory
Services Pty Limited or the trust and any trustee, enhancement or support provider, or any affiliates of such parties, that currently exists or that existed during the past two years and that is material to an investor's understanding of the offered notes. Insert description, to the extent material, of any specific relationships involving or relating to the offered notes or the pool assets, including the material terms and approximate dollar amount involved, between Commonwealth Bank of Australia or Securitisation Advisory
Services Pty Limited or the trust and any trustee, enhancement or support provider, or any affiliates of such parties, that currently exists or that existed during the past two years.]

     [Homepath Pty Limited and Securitisation Advisory Services Pty Limited are
wholly owned subsidiaries of Commonwealth Bank of Australia.]

[Insert chart showing affiliations among transaction parties]

                                  THE SERVICER

     For a description of Commonwealth Bank see "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--Commonwealth Bank of Australia"
in the accompanying prospectus.

     [Insert any additional or different description of Commonwealth Bank.]

                                      S-44

     The [insert year] Annual Report of Commonwealth Bank on Form 20-F was filed with the Securities and Exchange Commission on [insert date]. Commonwealth Bank will provide without charge to each person to whom this prospectus supplement and accompanying prospectus is delivered, on the request of any such person, a copy of the Form 20-F referred to above. Written requests should be directed to:
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, NY 10022,
Attention: [Executive Vice President and General Manager Americas]

     The following table sets forth the outstanding principal balance, calculated as of June 30 financial year end [(and as of December 31, 200[__])], of home loans serviced by Commonwealth Bank for the past five years.
Commonwealth Bank was the servicer of a residential mortgage loan portfolio of approximately A$[__] billion in outstanding principal amount for the financial year ending June 30, [__]. Commonwealth Bank was the servicer of a residential mortgage loan portfolio of approximately A$[__] billion in outstanding principal for the financial year ending June 30, [__]. The percentages shown under
"Percentage Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

                                    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   [DECEMBER 31,]
                                     [YEAR]     [YEAR]     [YEAR]     [YEAR]     [YEAR]        [YEAR]
                                    --------   --------   --------   --------   --------   --------------

Total Outstanding Balances (A$m)      [__]       [__]       [__]       [__]       [__]          [__]
Number of Loans                       [__]       [__]       [__]       [__]       [__]          [__]
Percentage Change from Prior Year                [__]%      [__]%      [__]%      [__]%         [__]%

     Commonwealth Bank's overall procedures for originating mortgage loans are described under "Commonwealth Bank Residential Loan Program" in the accompanying prospectus. Commonwealth Bank's material role and responsibilities in this transaction as servicer are described in the accompanying prospectus under "The
Servicer." See "The Issuer Trustee, Commonwealth Bank of Australia and the
Manager--Sponsor, Originator and Servicer--Commonwealth Bank of Australia" in
the accompanying prospectus.

     [If applicable, insert information required under Item 1108 of Regulation
AB for any other servicers]

                                      S-45

                                 ISSUING ENTITY

     [The Medallion Trust Series [__] was established on [__________________] in the State of New South Wales, Australia, by the issuer trustee, the manager,
Commonwealth Bank of Australia as the servicer and an originator, and Homepath
Pty Limited as an originator, executing a series supplement and the manager settling A$[100] on the issuer trustee. See "Description of the
Trusts--Establishing the Trusts" in the accompanying prospectus. The trust will be governed by the laws of the Australian Capital Territory, Australia. The trust is a special purpose entity established to issue the notes and redraw bonds, to apply the proceeds thereof to acquire the housing loans from the originators and to hold the housing loans in accordance with the transaction documents. Subject to the transaction documents, the issuer trustee has all the powers in respect of the assets of the trust which it could exercise if it were the absolute and beneficial owner of the assets. No further securities will be issued other than the notes and the redraw bonds. The issuer trustee may borrow money on behalf of the trust on such terms and conditions as the manager thinks fit and are acceptable to the issuer trustee. The issuer trustee may only enter into the borrowing if it receives a certificate from the manager that the proposed borrowing and any security interest to be granted in connection with the borrowing will not result in a reduction or withdrawal of the ratings assigned by the rating agencies to the notes and the redraw bonds. It is not anticipated that the issuer trustee on behalf of the trust will make loans to other persons other than pursuant to the housing loans.

     The governing documents of the trust may be modified as set forth under
"Description of the Transaction Documents--Modifications of the Master Trust
Deed and Series Supplement" in the accompanying prospectus. The servicer has discretion with respect to the administration of the housing loans relating to the trust. See "Description of the Transaction Documents--Servicing of the
Housing Loans" in the accompanying prospectus. The manager has full and complete power of management of the trust, including the administration and servicing of the assets which are not serviced by the servicer. See "Description of the
Transaction Documents--The Manager" in the accompanying prospectus. The fiscal year end of the trust is [June 30].

     On the closing date, the issuer trustee on behalf of the trust will acquire the housing loans. See "Description of the Assets of a Trust--Transfer and
Assignment of the Housing Loans" in the accompanying prospectus. The trust will not have any additional equity. The issuer trustee's equitable title to the housing loans and related mortgages will not be perfected unless a perfection of title event has occurred and the issuer trustee has by notice in writing to the originators, the servicer, the manager and the rating agencies declared that a perfection of title event has occurred, unless such rating agency issues a rating affirmation notice to the issuer trustee (with a copy to the manager)
prior to the declaration in respect of the perfection of title event directing the servicer to take action to effect such perfection. See "Description of the
Assets of the Trust--Transfer and Assignment of the Housing Loans" in the
accompanying prospectus.

     The issuer trustee will grant a first ranking floating charge over all of the trust assets in favor of the security trustee. See "Description of the
Transaction Documents--The Security Trust Deed" in the accompanying prospectus.

                                      S-46

     The structure of the Medallion program is intended to mitigate insolvency risk. For example, the equitable assignment of the housing loans by an originator to the issuer trustee should ensure that the housing loans are not assets available to the liquidator or creditors of the originator in the event of the insolvency of that originator. Similarly, the assets in a trust should not be available to other creditors of the issuer trustee in its personal capacity or as trustee of any other trust in the event of the insolvency of the issuer trustee, see "Legal Aspects of the Housing Loans--Insolvency
Considerations" in the accompanying prospectus.]

     Capitalization of the Issuing Entity

     The following table illustrates the debt capitalization of the issuing entity as of the cut-off date, as if the issuance and sale of the notes had taken place on that date:

Offered notes.......................   $[__]
Non-offered notes...................   $[__]

                                 THE ORIGINATORS

     Commonwealth Bank [, [Homepath Pty Limited, HOMEPATH] and [name of any other originator(s)]] , will be the originators for the Medallion Trust Series
[__].

COMMONWEALTH BANK

     See "The Servicer" in this prospectus supplement and "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--Originator and
Servicer--Commonwealth Bank of Australia" in the accompanying prospectus.

     [Insert any additional or different description of Commonwealth Bank.]

[HOMEPATH]

     [Homepath Pty Limited, HOMEPATH, was established on March 16, 1998 as a provider of home loans and property related information services via the internet. It is a proprietary company established under the laws of Australia.
Homepath is a wholly owned, but not guaranteed, subsidiary of Commonwealth Bank.
Its registered office is at [Level 7, 48 Martin Place, Sydney New South Wales,
Australia].]

     [Homepath is consolidated with the Commonwealth Bank group in the Annual
Report of the Commonwealth Bank group filed with the Securities and Exchange
Commission on Form 20-F.]

     [Homepath's overall procedures for originating mortgage loans are described under "Homepath Residential Loan Program" in the accompanying prospectus.]

     [For a description of Homepath see "Description of the Assets of a
Trust--Homepath Pty Limited" in the accompanying prospectus.]

     [Insert any additional or different description of Homepath.]

                                      S-47

[OTHER COMMONWEALTH BANK SUBSIDIARIES]

     [Insert description of any other subsidiary of Commonwealth Bank which is an originator in respect of the trust.]

     [If applicable, identify any 10% originators other than Commonwealth Bank and Homepath]

                       THE SPONSOR, MANAGER AND DEPOSITOR

     Securitisation Advisory Services Pty Limited will be the manager of the trust and the sponsor and depositor on the terms set out in the master trust deed and the series supplement. The manager will be entitled to a management fee and an arranging fee on each [quarterly] payment date. Securitsation Advisory
Services Pty. Limited is a wholly-owned subsidiary of Commonwealth Bank. It is a proprietary company established under the laws of Australia. Its principal business is the management of securitization trusts established under
Commonwealth Bank's Medallion program and the management of other securitization programs established by Commonwealth Bank or its clients.

     [Insert a description of the manager.]

     The following table sets forth the aggregate principal amount of publicly offered mortgage backed securities sponsored by Securitisation Advisory Services
Pty. Limited under the Medallion Program for the past five years. Securitisation
Advisory Services Pty. Limited sponsored approximately A$[__] billion in initial aggregate principal amount of mortgage-backed securities in the [__] calendar year. Securitisation Advisory Services Pty. Limited sponsored approximately
A$[__] billion in initial aggregate principal amount of mortgage-backed securities in the [__] calendar year. The percentages shown under "Percentage
Change from Prior Year" represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

CALENDAR YEAR                         [YEAR]   [YEAR]   [YEAR]   [YEAR]   [YEAR]
-----------------------------------   ------   ------   ------   ------   ------
Total initial aggregate principal
   amount of mortgage-backed
   securities sponsored (A$billion)    [__]     [__]     [__]     [__]     [__]
Percentage Change from Prior Year               [__]%    [__]%    [__]%    [__]%

     [State how long the manager has been managing and securitizing assets.
Provide, to the extent material, a general discussion of the manager's experience in managing assets of any type as well as a more detailed discussion of the manager's experience in, and procedures for the securitization of housing loans and the management function it will perform in the current transaction for housing loans.]

     [Describe any material change to the manager's policies or procedures in the management function it will perform in the current transaction for housing loans during the past three years.

     [Provide information regarding the manager's financial condition to the extent that there is a material risk that the effect on one or more aspects of management resulting from such financial condition could have a material impact on pool performance or performance of the notes.]

     In the current transaction, Securitisation Advisory Services Pty. Limited will serve as sponsor and will participate in the structuring of the transaction an the negotiation of transaction documents. It will also participate in the selection of the housing loan pool, prepare various reports and negotiate transaction documents. It will calculate all income and expenses allocated to the trust in accordance with the allocation of cashflows described in this prospectus supplement. It will also manage all ongoing reporting requirements of the trust as required by the transaction documents and regulations.

     The manager has obtained an Australian Financial Services License under
Part 7.6 of the Australian Corporations Act 2001 (Australian Financial Services
License No. 241216). The manager's registered office is at Level 7, 48 Martin
Place Sydney NSW 2000.

     [Insert any additional information required by Item 1104 of Regulation AB]

     Securitisation Advisory Services Pty. Limited is the depositor of the
Medallion Trust Series [ ], which Securitisation Advisory Services Pty. Limited formed by Settling A $[100] with the issuer trustee, as the initial assets of the trust. See "The Issuing Entity" in this prospectus supplement.

                                      S-48

     See "The Issuer Trustee, Commonwealth Bank of Australia and the
Manager--The Manager" in the accompanying prospectus.

                           DESCRIPTION OF THE TRUSTEES

THE ISSUER TRUSTEE

     [Perpetual Trustee Company Limited] is the trustee of the trust on the terms set out in the master trust deed and the series supplement. For a description of [Perpetual Trustee Company Limited], see "The Issuer Trustee,
Commonwealth Bank of Australia and the Manager--The Issuer Trustee" in the
accompanying prospectus.

     [Insert a description of [Perpetual Trustee Company Limited]/Insert description of other entity appointed as issuer trustee.]

     [Describe issuer trustee's experience serving as issuer trustee in securitizations of similar assets.]

     [Insert description of payment dates on which trustee fee is payable.]

THE SECURITY TRUSTEE

     [P.T. Limited, of Level 12, 123 Pitt Street, Sydney, Australia, a wholly owned subsidiary of [Perpetual Trustee Company Limited],] is the security trustee for the trust.

     [Upon retirement or removal of the security trustee, the security trustee must transfer all of the property and benefits that the security trustee holds on trust for the secured creditors under the security trust deed and deliver all of the books and records relating to the security trust, to the new security trustee. The property and benefits held on trust by the security trustee includes all of the right, title and interest of the security trustee in connection with the security under the security trust deed, and the proceeds from enforcement of this security. All costs and expenses of transferring these assets of the security trust from the outgoing security trustee to the new security trustee are to be paid out of the assets of the trust. See "Description of the Transaction Documents - The Security Trust Deed" in the accompanying prospectus.]

     [Describe security trustee's experience serving as security trustee in securitizations of similar assets.]

     See "Description of the Transaction Documents--The Security Trust Deed" in
the prospectus supplement and in the accompanying prospectus.

     [Insert a description of the security trustee.]

THE NOTE TRUSTEE

     [__] is the note trustee for the [trust/[insert relevant class of notes]].
[The corporate trust office of the note trustee responsible for the administration of the note trustee's obligations in relation to the note trust is located at 101 Barclay Street, 21W, New York, New York 10286.]

                                      S-49

     [The Bank of New York is a New York banking corporation.]

     [The Bank of New York has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages. The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.]

     [Insert a description of the note trustee.]

     [Describe note trustee's experience serving as note trustee in securitizations of similar assets.]

     See "Description of the Offered Notes--The Note Trustee" in the
accompanying prospectus.

     [Insert description of the procedure for the retirement and removal of the note trustee.]

                     DESCRIPTION OF THE ASSETS OF THE TRUST

ASSETS OF THE TRUST

     The assets of the trust will include the following:

     o    the pool of housing loans, including all:

          o    principal payments paid or payable on the housing loans at any time from and after the cut-off date; and

          o    interest payments and fees payable on the housing loans before or after the cut-off date (other than the Accrued Interest
               Adjustment which is to be paid on the first monthly payment date to Commonwealth Bank [, [Homepath] and [name of any other
               originator(s)]] as originator(s) of the housing loans);

     o    rights under the mortgage insurance policies issued by [name of mortgage insurers] and the individual property insurance policies covering the mortgaged properties relating to the housing loans;

     o    rights under the mortgages in relation to the housing loans;

     o    rights under collateral securities appearing on the records of
          Commonwealth Bank [, [Homepath] and [name of any other originator(s)]]
          as securing the housing loans (a collateral security in relation to a housing loan is any security interest, guaranty, indemnity or other assurance which secures the repayment or payment of that housing loan and is in addition to the mortgage corresponding to that housing loan);

     o    amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the notes, including the collections account, and any instruments in which these amounts are invested; [and]

                                      S-50

     o    the issuer trustee's rights under the transaction documents[; and]

     o    [insert other forms of credit enhancement.]

USE OF PROCEEDS

     The net proceeds from the sale of the Class [__] notes, after being exchanged pursuant to the currency swap[s] at the [insert relevant exchange rate], will amount to A$[__] and will be used by the issuer trustee, along with the proceeds from the issue of the [non-offered notes], to acquire from the originator[s] equitable title to the housing loans and related securities.

                    DESCRIPTION OF THE POOL OF HOUSING LOANS

GENERAL

     The housing loan pool to be assigned to the issuer trustee on the closing date, the HOUSING LOAN POOL, will be selected on the cut-off date from a larger pool of housing loans originated by Commonwealth Bank [, [Homepath] and [insert name of any other originator(s)]]. From that larger pool of housing loans, a
SELECTION HOUSING LOAN POOL has been selected that consists of [__] housing loans that have an aggregate principal balance outstanding as of [insert date]
of approximately A$[__]. Commonwealth Bank [, [Homepath] and [insert name of any other originator(s)]] originated the housing loans in the ordinary course of
[its/their] business[es].

     [During the Substitution Period, the Trustee may acquire further housing loans to form part of the assets of the series trust.]

     [Describe the term or duration of the Substitution Period, the maximum amount of additional assets that may be acquired during the Substitution Period, if applicable; triggers or events that would trigger limits on or terminate the
Substitution Period and the effects of such triggers; describe any limits on the amount, type or speed with which pool assets may be acquired, substituted or removed, describe the acquisition or underwriting criteria for additional pool assets to be acquired during the Substitution Period, including a description of any differences from the criteria used to select the current asset pool;
describe which party has the authority to add, remove or substitute assets from the asset pool or determine if such pool assets meet the acquisition or underwriting criteria for additional pool assets, disclose whether or not there will be any independent verification of such person's exercise of authority or determinations; describe any requirements to add or remove minimum amounts of pool assets and any effects of not meeting those requirements; and include a statement of whether, and if so, how, investors will be notified of changes to the asset pool]

     Each housing loan will be secured by a registered first ranking mortgage, subject to any statutory charges and any prior charges of a body corporate, service company or equivalent, on properties located in Australia.

[FEATURES OF THE HOUSING LOANS]

     [The housing loans have the following features.

                                      S-51

     o    Insert description of basis of calculation and charging of interest.

     o    Insert description of timing and methods of payment.

     o    Insert list of relevant Australian States and Territories for governing law of housing loans.]

[HOMEPATH HOUSING LOAN FEATURES]

     [Of the features described in "Commonwealth Bank Residential Loan
Program--Special Features of the Housing Loans" in the accompanying prospectus, at present only those headed "Substitution of Security", "Redraw and Further
Advances", "Early Repayment", and "Interest Only Periods" are available for
Homepath Loans.]

[[NAME OF OTHER ORIGINATOR(S)] RESIDENTIAL LOAN PROGRAM]

     [Insert description of the residential loan program for any other subsidiary of Commonwealth Bank which is an originator in respect of the trust.]

[[NAME OF OTHER ORIGINATOR(S)] HOUSING LOAN PRODUCT TYPES]

     [Insert housing loan product types for any other originator(s).]

[[NAME OF OTHER ORIGINATOR(S)] HOUSING LOAN FEATURES]

     [Insert housing loan features for any other subsidiary of Commonwealth Bank which is an originator in respect of the trust.]

DETAILS OF THE HOUSING LOAN POOL

     The information in Appendix A, attached and incorporated by reference to this prospectus supplement, sets forth in tabular format various details relating to the housing loan pool from which the housing loans proposed to be sold to the trust on the closing date will be selected. The information is provided by Commonwealth Bank [, [Homepath] and [name of any other originator(s)]] as of the commencement of business on [__]. All amounts have been rounded to the nearest Australian dollar. The sum in any column may not equal the total indicated due to rounding.

     Note that these details may not reflect the housing loan pool as of the closing date because [the/an] originator may add additional eligible housing loans or remove housing loans.

     The originator[s] will not add or remove any housing loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of housing loans described in "[Summary--Summary of the Notes" and "The Housing Loan Pool--Selected Housing Loan Pool Data]" in this prospectus supplement [other than [__]], unless a revised prospectus supplement is delivered to prospective investors.

                                      S-52

     [If the transaction will include a revolving period, indicate: (i) the term or duration of the revolving period, (ii) the maximum amount of housing loans that may be acquired during the revolving period, (iii) the percentage of the housing loan pool represented by the revolving period, (iv) any limitation on the ability to add housing loans and (v) the requirements for housing loans that may be added to the housing loan pool.]

STATIC POOL INFORMATION

     Current static pool data with respect to housing loans serviced by
Commonwealth Bank is available on the internet at
[http://www.commbank.com.au/securitisation/staticpooldata]. Static pool information provided on the website for periods before January 1, 2006 is not deemed to be part of this prospectus supplement or the registration statement for the notes.

     As used in the Static Pool Information, a loan is considered to be "30 to
59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month.

     Commonwealth Bank's procedures in relation to delinquency and foreclosure are described in "The Servicer--Collection and Enforcement Procedures" in the
accompanying prospectus.

     There can be no assurance that the delinquency and foreclosure experience set forth in the Static Pool Information will be representative of the results that may be experienced with respect to the mortgage loans included in the trust.

REPRESENTATIONS, WARRANTIES AND ELIGIBILITY CRITERIA

     Commonwealth Bank will make various representations and warranties to the issuer trustee as of the cut-off date with respect to each housing loan being equitably assigned by [the/each] originator to the issuer trustee. For a description of these representations and warranties, see "Description of the
Assets of a Trust--Representations, Warranties and Eligibility Criteria" in the
accompanying prospectus.

     [For the purposes of the eligibility criteria, the amount outstanding on a housing loan, assuming all due payments have been made by the borrower, will not exceed A$[__].]

     [Insert any additional representations, warranties and eligibility criteria.]

     [The issuer trustee has not investigated nor made any inquiries regarding the accuracy of these representations and warranties and has no obligation to do
so. The issuer trustee is entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the day to day administration of the trust has actual notice to the contrary.]

[BREACH OF REPRESENTATIONS AND WARRANTIES]

                                      S-53

     [Insert any additional provisions regarding breaches of representations and warranties and different notice provisions, cure periods and remedies.]

                        DESCRIPTION OF THE OFFERED NOTES

GENERAL

     The issuer trustee will issue the offered notes on the closing date pursuant to a direction from the manager to the issuer trustee to issue the offered notes and the terms of the master trust deed, the series supplement, the note trust deed and the underwriting agreement. The offered notes will be governed by the laws of the Australian Capital Territory, Australia. The following summary, together with the description of the offered notes in the accompanying prospectus, describes the material terms of the offered notes. The summary does not purport to be complete and is subject to the terms and conditions of the offered notes, and to the terms and conditions of the note trust deed and the other transaction documents. The holders of the offered notes are bound by, and deemed to have notice of, all the provisions of the transaction documents. The note trust deed has been duly qualified under the
Trust Indenture Act of 1939 of the United States.

FORM OF THE OFFERED NOTES

BOOK-ENTRY REGISTRATION OF CLASS [__] NOTES

     The Class [__] notes will be issued only in book-entry format in minimum denominations of [US$100,000] [and integral multiples of US$[__] in excess of that amount]. While the notes are in book-entry format, all references to actions by the Class [__] noteholders will refer to actions taken by DTC, upon instructions from its participating organizations and all references in this prospectus supplement [and accompanying prospectus] to payments, notices, reports and statements to Class [__] noteholders will refer to payments, notices, reports and statements to DTC or its nominee, as the registered noteholder, for payment to owners of the Class [__] notes in accordance with
DTC's procedures.

     [Specify whether notes may be held in Euroclear and/or Clearstream,
Luxembourg or any other clearing agency and provide a description of any other clearing agency.]

     For a description of book-entry registration, see "Description of the
Offered Notes--Form of the Offered Notes--Book-Entry Registration" in the
accompanying prospectus.

DEFINITIVE NOTES

     Offered notes will be issued as definitive offered notes, rather than in book entry form, only if one of the events described in the accompanying prospectus under "Description of the Offered Notes--Definitive Offered Notes"
occurs.

     [Insert details regarding additional situations for issuing definitive offered notes.]

     [Insert details for note registrar.]

                                      S-54

US DOLLAR NOTE REGISTRAR

     [__] is the note registrar, in respect of the Class [__] notes, and its initial specified offices are located at[__].

OFFICES, CHARGES AND DUTIES OF NOTE REGISTRAR

     The note registrar must at all times have specified offices in [__]. The note registrar will not impose a service charge for any registration of transfer or exchange, but may require payment of an amount sufficient to cover any tax or other governmental charge. The note registrar will not be required to register the transfer or exchange of offered notes within the thirty days preceding a
[quarterly] payment date or within a period, not exceeding thirty days, specified by the note trustee prior to any meeting which includes holders of offered notes under the master trust deed or the security trust deed.

PAYMENTS ON THE NOTES

     Collections in respect of interest and principal will be received during each [monthly] collection period. Collections include the following:

     o    payments of interest, principal, fees and other amounts under the housing loans, excluding any insurance premiums and related charges payable to Commonwealth Bank [, [Homepath] or [name of any other originator(s)]];

     o    proceeds from the enforcement of the housing loans and mortgages and other securities relating to those housing loans;

     o    amounts received under mortgage insurance policies;

     o    amounts received from Commonwealth Bank [, [Homepath] or [name of any other originator(s)]] for breaches of representations or undertakings;
          [and]

     o    interest on amounts in the collections account, other than certain excluded amounts, and income received on Authorized Short-Term
          Investments of the trust, other than certain excluded amounts[; and]

     o    [Description of any other amounts forming collections.]

     The issuer trustee will make its payments on a [monthly and/or quarterly]
basis on each monthly or quarterly payment date as applicable, including payments to noteholders and any redraw bondholders, from collections received during the preceding collection period and from amounts received under Support
Facilities on or prior to the payment date [and from accrued amounts retained as carryover amounts within the collections account or invested in Authorized
Short-Term Investments]. Certain amounts received by the issuer trustee are not paid on a monthly payment date or a quarterly payment date. These amounts include cash collateral lodged with the issuer trustee by a Support Facility provider or Commonwealth Bank and interest on that cash collateral.

                                      S-55

     See "Description of the Transaction Documents - Collections Account and
Authorized Short-Term Investments" in the accompanying prospectus for a description of dealings with the collections account.

KEY DATES AND PERIODS

     The following are the relevant dates and periods for the allocation of cashflows and their payments:

ACCRUAL PERIOD................   [In relation to the Class [__] notes], means
                                 each [quarterly] period commencing on and
                                 including a [quarterly] payment date and ending
                                 on but excluding the next [quarterly] payment
                                 date, [and in relation to the [other notes or
                                 the redraw bonds], each [monthly] period
                                 commencing on, and including a [monthly]
                                 payment date and ending on but excluding the
                                 next [monthly] payment date]. However, the
                                 first and last Accrual Periods are as follows:

                                      o    first: the period from and including
                                           the closing date to but excluding the
                                           first [monthly or quarterly] payment
                                           date [(as applicable)]; and

                                      o    last: the period from and including
                                           the [monthly or quarterly] payment
                                           date] [(as applicable)] immediately
                                           preceding the date upon which the
                                           relevant notes or bonds are redeemed
                                           to but excluding the date upon which
                                           the relevant notes or bonds are
                                           redeemed.]

COLLECTION PERIOD.............   [With respect to each determination date, means
                                 the period commencing on and including the
                                 previous determination date and ending on but
                                 excluding that determination date. However, the
                                 first collection period is the period from and
                                 including the cut-off date to but excluding the
                                 first determination date.]

DETERMINATION DATE............   The [first] day of each calendar month in which
                                 a monthly payment date occurs. The first
                                 determination date is [__].

MONTHLY PAYMENT DATE..........   In relation to the Class [__] notes and any
                                 redraw bonds, means the [__]th day of each
                                 calendar month, or if the 14th day is not a
                                 Business Day, the next Business Day. The first
                                 [monthly] payment date is [__].

QUARTERLY PAYMENT DATE........   [In relation to the Class [__] notes], , means
                                 the [__]th day of each of [__] or, if the
                                 [__]th day is not a Business Day, then the next
                                 Business Day [and in relation to [other notes]
                                 and redraw bonds, the [__]th day of each
                                 calendar month, or, if

                                      S-56

                                 the [__]th day is not a Business Day, then the
                                 next Business Day]. The first [quarterly]
                                 payment date is [__].]

EXAMPLE CALENDAR

     The following example calendar for a [month or quarter] assumes that all relevant days are Business Days:

[MONTHLY COLLECTION PERIOD:]                         [__] to [__]
[DETERMINATION DATE:]                                [__]
[MONTHLY ACCRUAL PERIOD:]                            [__] to [__]
[MONTHLY PAYMENT DATE:]                              [__]
[MONTHLY COLLECTION PERIOD:]                         [__] to [__]
[DETERMINATION DATE:]                                [__]
[MONTHLY ACCRUAL PERIOD:]                            [__] to [__]
[MONTHLY PAYMENT DATE:]                              [__]
[MONTHLY COLLECTION PERIOD:]                         [__] to [__]
[DETERMINATION DATE:]                                [__]
[MONTHLY ACCRUAL PERIOD:]                            [__] to [__]
[QUARTERLY ACCRUAL PERIOD:]                          [__] to [__]
[MONTHLY PAYMENT DATE AND QUARTERLY PAYMENT DATE:]   [__]

CALCULATION OF AVAILABLE INCOME AMOUNT

     Payments of interest, fees and amounts otherwise of an income nature, including payments of interest on the notes and any redraw bonds, are made from the Available Income Amount.

     The AVAILABLE INCOME AMOUNT for a determination date and the following
[monthly or quarterly] payment date means the aggregate of:

     o    the FINANCE CHARGE COLLECTIONS for the preceding collection period which are the following amounts received by or on behalf of the issuer trustee during that collection period:

          o    all amounts received in respect of interest, fees, government charges and other amounts due under the housing loans but not including principal and any insurance premiums and related charges payable to Commonwealth Bank [, [Homepath] or [name of any other originator(s)]];

          o    all amounts of interest in respect of the housing loans to the extent that the obligation to pay is discharged by a right of set-off or right to combine accounts; and

          o    break costs, but only to the extent that these are not paid to the fixed rate swap provider under the fixed rate swap[s];

                                      S-57

     o    the MORTGAGE INSURANCE INCOME PROCEEDS for that determination date.
          These are amounts received by the issuer trustee under a mortgage insurance policy which the manager determines should be accounted for on that determination date in respect of a loss of interest, fees, charges and certain property protection and enforcement expenses on a housing loan;

     o    OTHER INCOME for that collection period which means:

          o    certain damages or equivalent, including amounts paid by
               Commonwealth Bank in respect of breaches of representations or warranties in relation to the housing loans, in respect of interest or fees on the housing loans received from the servicer,
               Commonwealth Bank [, [Homepath] or [name of any other
               originator(s)]] during the collection period;

          o    other damages received by the issuer trustee during the
               collection period from the servicer, Commonwealth Bank [,
               [Homepath] or [name of any other originator(s)]] or any other person and allocated by the manager as Other Income;

          o    amounts received upon a sale of the housing loans in respect of interest or fees if the trust terminates as described under
               "Description of the Offered Notes--Termination of a Trust" in the
               accompanying prospectus;

          o    interest, if any, on the collections account, other than interest in respect of cash collateral lodged by a Support Facility provider in the collections account, and amounts, if any, paid by the servicer representing interest on collections retained by the servicer for longer than 5 Business Days after receipt;

          o    income earned on Authorized Short-Term Investments received during the collection period other than interest in respect of cash collateral lodged by a Support Facility provider in an account other than the collections account;

          o    certain tax credits received by the issuer trustee during the collection period; and

          o    other receipts in the nature of income, as determined by the manager, received during the collection period;

          o    [the Income Carryover Amount from the preceding [monthly] payment date, which is not a [quarterly] payment date, to provide for the payment of expenses on the next [monthly] payment date;]

          o    any advance under the liquidity facility due to be made on that
               [monthly] payment date in order to meet [an/a gross ]income shortfall; [and]

          o    [any principal draws due to be made on that [monthly] payment date in order to meet a net income shortfall; and]

                                      S-58

          o    any other amounts received from a Support Facility provider on or prior to that [monthly] payment date which the manager determines should be included in the Available Income Amount.

     Based upon the margins payable by Commonwealth Bank on the basis swap[s]
and the fixed rate swap[s], and assuming that payments are made when due under the housing loans, it is expected that there will be sufficient Available Income
Amount to cover all the known obligations of the trust on each monthly payment date and quarterly payment date, including interest on the notes.

LIQUIDITY FACILITY ADVANCE

     If the manager determines on any determination date that there is [an/a gross] income shortfall, the manager must direct the issuer trustee to make a drawing under the liquidity facility in an amount equal to the lesser of the amount of the [gross] income shortfall and the unutilized portion of the liquidity limit, if any.

     [An/a gross] income shortfall is the amount by which the payments to be made from the Available Income Amount, [(excluding on a [monthly] payment date
[, which is not also a [quarterly] payment date reimbursement of principal draws], the Income Carryover Amount and, on a [quarterly] payment date, excluding reimbursement of principal draws and principal charge-offs [, payment of the manager's arranging fee] and payment to the income unitholder),] exceeds the aggregate of the Finance Charge Collections, the Mortgage Insurance Income
Proceeds [,/and] Other Income [and Income Carryover Amount] in relation to that determination date.

[PRINCIPAL DRAW]

     [If the manager determines on any determination date that there is a net income shortfall, the manager must direct the issuer trustee to apply a portion of the Available Principal Amount, to the extent that funds are available as discussed in "Payment of the Available Principal Amount" below to cover such net income shortfall in an amount equal to the lesser of the net income shortfall and the funds from Available Principal Amount for this purpose.

     A net income shortfall is the amount by which the drawing, if any, available to be made under the liquidity facility on the immediately following monthly payment date is insufficient to meet the gross income shortfall.

     Any application of the Available Principal Amount to cover a net income shortfall, a PRINCIPAL DRAW, will be reimbursed out of any Available Income
Amount available for this purpose on subsequent quarterly payment dates as described in "Payment of the Available Income Amount" below.]

[PAYMENT OF THE AVAILABLE INCOME AMOUNT ON A [MONTHLY] PAYMENT DATE [(WHICH IS
NOT ALSO A [QUARTERLY] PAYMENT DATE)]]

     [Subject to the following, on each [monthly] payment date [which is not also a [quarterly] payment date], the Available Income Amount for that [monthly]
payment date is allocated in the following order of priority:

                                      S-59

     o    first, to payment of any taxes in relation to the trust including government charges paid by the servicer for the issuer trustee;

     o    second, rateably towards payment of any amounts due to an interest rate swap[s] provider under [an/each] interest rate swap agreement, including payments under the fixed rate swap[s] and the basis swap[s], but not including certain amounts received by the issuer trustee in connection with the liquidation of a housing loan;

     o    third, while the currency swap[s] remain in place for the Class [__]
          notes and provided that the aggregate of any available income amount and unutilized amounts available under the liquidity facility will be sufficient to cover the accrued entitlement under the currency swap[s], in payment rateably amongst the Class [__] notes of the aggregate of the interest in relation to the Class [__] notes for the
          [monthly] Accrual Period ending immediately prior to that [monthly]
          payment date and any unpaid interest in relation to the Class [__]
          notes from prior [monthly] payment dates and interest on any unpaid interest; [and]

     o    [fourth, to reimburse any unreimbursed principal draws as an allocation to the Available Principal Amount on that [monthly] payment date; and]

     o    [fifth, any remaining Available Income Amount to be retained in the collections account or invested in Authorized Short-Term Investments as the INCOME CARRYOVER AMOUNT in the following collection period.]

     The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Income Amount remains from which to make the payment after amounts with priority to that payment have been paid or provided for in the collections account [; provided that the issuer trustee must not make any payment under bullet points [three] [,/or four] [or five] above if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay the A$ Class [__] Floating Amounts (and any unpaid interest on such amounts) owed by the issuer trustee to the currency swap provider[s] under the Class [__] currency swap[s] on the following [quarterly]
payment date.]

     On the first [monthly] payment date, prior to any allocation or payment described above, the issuer trustee will first apply the Available Income Amount to pay to each of Commonwealth Bank [, [Homepath] and [name of any other originator(s)]] its Accrued Interest Adjustment.

[PAYMENT OF THE AVAILABLE INCOME AMOUNT ON A [QUARTERLY] PAYMENT DATE [(ALSO
BEING A MONTHLY PAYMENT DATE)]]

     [On each [quarterly] payment date [which is also a monthly payment date], the Available Income Amount for that [quarterly] payment date is allocated in the following order of priority:

     o    first, at the manager's discretion, in or towards payment of $[1] to the income unitholder to be dealt with, and held by, the income unitholder absolutely;

                                      S-60

     o    second, to payment of any taxes in relation to the Series Trust including government charges paid by the servicer for the issuer trustee;

     o    third, payment to the manager of the [quarterly] management fee;

     o    fourth, payment of the servicer's [quarterly] fee;

     o    fifth, payment of the [quarterly] commitment fee payable under the liquidity facility;

     o    sixth, pari passu and rateably towards any net amounts payable to the interest rate swap provider[s] under an interest rate swap agreement[s] due on that [quarterly] payment date and interest payable on the liquidity facility on that [quarterly] payment date plus any interest on the liquidity facility remaining unpaid from prior
          [quarterly] payment dates;

     o    seventh, to pay or make provision for all expenses of the trust, in respect of or due in the [quarterly] Accrual Period ending immediately prior to that [quarterly] payment date, except those described above or below;

     o    eighth, payment of the [quarterly] commitment fee payable under the standby redraw facility;

     o    ninth, repayment of any outstanding liquidity facility advance made on or prior to the previous [quarterly] payment date;

     o    tenth, while currency swap[s] remain in place for the offered notes
          [and the Class [insert other relevant class of notes] notes] and payments are being made under them by the issuer trustee and provided that there would be sufficient funds after making such payments to pay all amounts owed under the currency swap[s] on that [quarterly]
          payment date, rateably as follows:

          o    payment to the currency swap provider under the currency swap[s]
               of the A$ Class [__] Floating Amount in relation to that
               [quarterly] payment date and any unpaid A$ Class [__] Floating
               Amounts from prior [quarterly] payment dates and interest on those unpaid amounts in return for which the currency swap provider[s] will pay the principal paying agent for payment to the noteholders of the Class [__] notes as described in "The
               Currency Swap--Interest Payments" below;

          o    payment of interest in relation to the Class [__] notes for the
               [monthly] Accrual Period ending immediately prior to that
               [quarterly] payment date, and any unpaid interest in relation to the Class [__] notes from prior [monthly] payment dates and interest on that unpaid interest; and

          o    payment of interest in relation to the redraw bonds for the
               [quarterly] Accrual Period ending immediately prior to that
               [quarterly] payment date and any unpaid

                                      S-61

               interest in relation to the redraw bonds from prior [quarterly]
               payment dates and interest on that unpaid interest; and

          o    payment of the interest due on the payment date under the standby redraw facility and any interest remaining unpaid from prior
               [quarterly] payment dates and interest on that unpaid interest;

     o    eleventh, payment of the issuer trustee's [quarterly] fee;

     o    twelfth, payment of the security trustee's [quarterly] fee;

     o    thirteenth, while the currency swap[s] remain in place for the offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under them by the issuer trustee, payment of interest in relation to the Class [__] notes for the [quarterly]
          Accrual Period ending immediately prior to that [quarterly] payment date, including unpaid interest in relation to the Class [__] notes from prior [quarterly] payment dates and interest on any unpaid interest;

     o    fourteenth, while the currency swap[s] remain in place for the offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under them by the issuer trustee, to reimburse any unreimbursed principal draws as an allocation to the Available
          Principal Amount on that [quarterly] payment date;

     o    fifteenth, while the currency swap[s] remain in place for the offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under them by the issuer trustee, to reimburse any principal charge-offs for the determination date falling in the same month as the [quarterly] payment date as an allocation to the
          Available Principal Amount on that [quarterly] payment date;

     o    sixteenth, while the currency swap[s] remain in place for the offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under them by the issuer trustee, payment to the manager of the [quarterly] arranging fee and any unpaid arranging fee from prior [quarterly] payment dates; and

     o    seventeenth, while the currency swap[s] remain in place for offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under them by the issuer trustee, payment of the balance of the Available Income Amount to the income unitholder.

     [The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Income Amount remains from which to make the payment after amounts with priority to that payment have been paid or provided for in the collections account [provided that the issuer trustee must not make any payment under bullet points ten to seventeen (inclusive) above on the relevant quarterly payment date if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay the A$
Class [__] Floating Amounts (and any unpaid interest on such amounts) and payments of principal on the offered

                                      S-62

notes [and the Class [insert other relevant class of notes] notes] owed by the issuer trustee to the currency swap provider[s] under the currency swap[s] on that [quarterly] payment date].]

FEES AND EXPENSES PAID IN PRIORITY TO OFFERED NOTES

     The following table sets forth all fees and expenses that are payable out of cash flows from the housing loans relating to the trust that are payable prior to payments of interest and principal to the holders of the offered notes.

DESCRIPTION        AMOUNT
-----------        ------
Servicing Fee      [__]% of pool balance (based on pool balance at the start of the month/quarter)

Management Fee     [__]% of pool balance (based on pool balance at the start of the month/quarter)

Note Trustee Fee   $[__] establishment fee and $[__] annual fee

INTEREST ON THE NOTES

CALCULATION OF INTEREST PAYABLE ON THE NOTES

     The period that any notes or redraw bonds accrue interest is divided into
[monthly] Accrual Periods for [relevant other notes and redraw bonds] and
[quarterly] Accrual Periods for [offered notes [relevant other notes]]. The first Accrual Period in respect of the notes commences on and includes the closing date, and in the case of a redraw bond its issue date, and ends on but excludes the first [monthly or quarterly] payment date [(as appropriate)]].

     Each subsequent Accrual Period commences on and includes a [monthly or quarterly] payment date [(as appropriate)]] and ends on but excludes the following [monthly or quarterly] payment date (as appropriate)]].

     The offered notes accrue interest from and including the closing date up to but excluding the day upon which the final [quarterly] accrual period ends.

     The final [quarterly] Accrual Period for the offered notes will end on, but exclude, the earlier of:

     o    the date upon which the Stated Amount of the offered notes is reduced to zero and all accrued but previously unpaid interest is paid in full;

     o    the date upon which the offered notes are redeemed, unless upon presentation payment is improperly withheld in which case interest will continue to accrue until the earlier of the day on which the noteholder receives all sums due in respect of the offered note or the
          [seventh] day after notice is given to the noteholder that, where this is required, upon presentation of the offered note such payment will be made, provided that payment is in fact made; and

                                      S-63

     o    the date upon which the offered notes are deemed to be redeemed and repaid in full.

     Up to, but excluding, the first payment date after the payment date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on [__], the STEP-UP DATE, the interest rate for the Class [__] notes for each [quarterly] Accrual Period will be equal to the [insert relevant reference rate] for that [quarterly] Accrual Period plus [__]%. If the issuer trustee has not redeemed or attempted to redeem all of the notes and redraw bonds by the Step-Up Date, then subject to the following, the interest rate for the Class [__] notes for each [quarterly] Accrual Period commencing on or after that date will be equal to the [insert relevant reference rate] for that
[quarterly] Accrual Period plus [__]%;

     If the issuer trustee, at the direction of the manager, proposes to exercise its option to redeem the notes and any redraw bonds on a payment date on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on [__] at their Stated Amount rather than their
Invested Amount, as described in "Optional Redemption of the Notes" below, but is unable to do so because, following a meeting of noteholders and redraw bondholders convened under the provisions of the security trust deed by the manager for this purpose, the noteholders and redraw bondholders have not approved by an Extraordinary Resolution the redemption of the notes and redraw bonds at their Stated Amounts, then the interest rate for the Class [__] notes for each [quarterly] Accrual Period commencing on or after that [quarterly]
payment date will be equal to the [insert relevant reference rate] for that
Accrual Period plus [__]%;

     The interest rate for the Class [__] notes for each [monthly or quarterly]
Accrual Period will be equal to the [insert relevant reference rate] for that quarterly Accrual Period plus the margin applicable to those notes. [The margin applicable to the Class [__] notes will increase from the [monthly] accrual period commencing on the [monthly] payment date in [__] if the offered notes have not been redeemed by that date provided that the margin will not increase, or will revert to the lower margin on and from a [monthly] payment date, if the issuer trustee is unable to exercise its option on that [quarterly] payment date, as appropriate to redeem the notes and redraw bonds at their Stated
Amounts as described in the preceding paragraph.] If redraw bonds are issued the interest rate applicable to them will be equal to the [insert relevant reference rate] plus a margin determined at the time of their issue. The interest rates for the Class [__] notes, the offered notes and the redraw bonds, if any, for each [monthly or quarterly] Accrual Period [(as applicable)] are calculated by the manager.

     With respect to any [monthly or quarterly] payment date (as appropriate)]], interest on a note or any redraw bond will be calculated as the product of:

     o    the Invested Amount of that note or redraw bond as at the close of business on the first day of that [monthly or quarterly] Accrual
          Period [(as appropriate)], after giving effect to any payments of principal made with respect of such note or redraw bond on such day;

     o    the interest rate for such note or redraw bond for that [monthly or quarterly] Accrual Period [(as appropriate)]; and

                                      S-64

     o    a fraction, the numerator of which is the actual number of days in the
          [monthly or quarterly] Accrual Period (as appropriate), and the denominator of which is [360] days for the [offered notes], or [365]
          days for the [other notes] and any redraw bonds.

     Interest will accrue on any unpaid interest in relation to a note or redraw bond at the interest rate that applies from time to time to that note or redraw bond until that unpaid interest is paid.

CALCULATION OF [RELEVANT REFERENCE RATE]

     On the [__] business day in [__] before the beginning of each [quarterly]
Accrual Period, the agent bank will determine the [insert relevant reference rate] for the next [quarterly] Accrual Period.

DETERMINATION OF THE AVAILABLE PRINCIPAL AMOUNT

     Payments of principal, including repayment of principal on the notes and the redraw bonds, are made from the Available Principal Amount. The AVAILABLE
PRINCIPAL AMOUNT for a determination date and the following [monthly or quarterly] payment date means the aggregate of:

     o    the PRINCIPAL COLLECTIONS for the preceding collection period which are all amounts received during the collection period in respect of principal on the housing loans, except the Other Principal Amounts described below, and includes principal to the extent that an obligation to pay principal on a housing loan is discharged by a right of set-off or right to combine accounts;

     o    the MORTGAGE INSURANCE PRINCIPAL PROCEEDS for the determination date which are all amounts received by the issuer trustee under a mortgage insurance policy which the manager determines should be accounted for in respect of a loss of principal and certain property restoration expenses on a housing loan;

     o    OTHER PRINCIPAL AMOUNTS which are amounts received in respect of principal on the housing loans including:

          o    proceeds of the liquidation of a housing loan following
               enforcement, other than amounts included in Finance Charge
               Collections, received during the collection period;

          o    principal prepayments under the housing loans received during the collection period;

          o    certain damages or equivalent, including amounts paid by
               Commonwealth Bank in respect of breaches of representations or warranties in relation to the housing loans, in respect of principal received from the servicer or Commonwealth Bank [,
               [Homepath] or [name of any other originator(s)]] as [an]
               originator during the collection period;

                                      S-65

          o    other damages received by the issuer trustee during the
               collection period from the servicer, [the/an] originator or any other person and allocated by the manager as Other Principal
               Amounts;

          o    amounts received upon a sale of the housing loans in respect of principal if the trust terminates as described under "Description of the Offered Notes--Termination of a Trust" in the accompanying prospectus;

          o    in relation to the first determination date, the amount, if any, by which subscription proceeds of the notes exceed the aggregate of the principal outstanding on the housing loans as at the cut-off date;

          o    any amount rounded down on payments of principal on the previous
               [monthly] payment date; and

          o    any other receipts in the nature of principal as determined by the manager which have been received by the determination date;

     o    PRINCIPAL CHARGE-OFF REIMBURSEMENT which is the amount of the
          Available Income Amount for the determination date available to be applied towards unreimbursed principal charge-offs;

     o    PRINCIPAL DRAW REIMBURSEMENT which is the amount of the Available
          Income Amount for the determination date available to be applied towards unreimbursed principal draws;

     o    STANDBY REDRAW FACILITY ADVANCE which is any advance to be made under the standby redraw facility on that [quarterly] payment date; and

     o    REDRAW BOND AMOUNT which is the total subscription proceeds of the redraw bonds issued on the determination date or during the collection period, but after the immediately preceding determination date.

     [In addition, the Available Principal Amount will be reduced on any
[monthly] payment date by the amount of any Principal Draw on that payment date allocated to Available Income Amount and will be increased on any [quarterly]
payment date by that part of the Available Income Amount, the PRINCIPAL DRAW
REIMBURSEMENT, available to be applied towards reimbursing unreimbursed
Principal Draws.]

[PAYMENT OF THE AVAILABLE PRINCIPAL AMOUNT ON EACH [MONTHLY] PAYMENT DATE
[(WHICH IS NOT ALSO A [QUARTERLY] PAYMENT DATE)]

     [On each [monthly] payment date [which is not also a [quarterly] payment date], the Available Principal Amount for that monthly payment date is allocated in the following order of priority:

                                      S-66

     o    first, repayment to Commonwealth Bank [, [Homepath] and [name any other originator(s)]] of any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made during or prior to the collection period then ended and which are then outstanding;

     o    second, to be applied as a Principal Draw in relation to the immediately preceding determination date and allocated to the
          Available Income Amount to meet any net income shortfall;

     o    third, in the following order of priority:

          o    first, to retain the balance, or the aggregate Adjusted Stated
               Amounts of the outstanding redraw bonds as at that determination date (if any), whichever is the lesser amount, in the collections account or invest such amount in Authorized Short-Term
               Investments as part of the Redraw Bond Principal Carryover
               Amount;

          o    second, amongst the Class [__] notes in the allocation described below under the heading "Allocation of Principal to the Notes":

               o    while the currency swap[s] remains in place for the Class
                    [__] notes and payments are being made under [it/them] by
                    the issuer trustee, to retain such amount in the collections account or invest such amount in Authorized Short-Term
                    Investments as part of the Class [__] Principal Carryover
                    Amount; and

               o    amongst the Class [__] notes in respect of principal
                    repayments on the Class [__] notes; and

     o    fourth, retain the balance up to the amount described under the heading "Allocation of Principal to the Notes" in the collections account or invest such amount in Authorized Short-Term Investments as part of the Class [__] Principal Carryover Amount; and

     o    fifth, while the currency swap[s] remain in place for the offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under [it/them] by the issuer trustee, firstly to the Class A Capital unitholder up to a maximum aggregate amount of
          A$[1,000] for all such payments and secondly to the Class B Capital unitholder.

[The issuer trustee shall only make a payment under the bullet points above to the extent that any Available Principal Amount remains from which to make the payment after amounts with priority to that payment have been paid [provided that the issuer trustee must not make any payment under bullet points [three]
[or/,] [four] [or five] above on a [quarterly] payment date if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay all amounts owed by the issuer trustee to the currency swap provider[s] under the currency swap[s] on the following [quarterly] payment date].]

                                      S-67

[PAYMENT OF THE AVAILABLE PRINCIPAL AMOUNT ON EACH [QUARTERLY] PAYMENT DATE

     On each [quarterly] payment date, the Available Principal Amount for that
[quarterly] payment date is allocated in the following order of priority:

     o    first, repayment to Commonwealth Bank [, [Homepath] or [name of any other originator(s)]] of any redraws and further advances under the housing loans, other than further advances which cause the related housing loan to be removed from the trust, made during or prior to the collection period then ended and which are then outstanding;

     o    [second], to be applied as a Principal Draw in relation to the immediately preceding determination date and allocated to the
          Available Income Amount to meet any net income shortfall;

     o    [third], repayment to the standby redraw facility provider of the principal outstanding under the standby redraw facility as reduced by any principal charge-offs or increased by any reimbursement of principal charge-offs on or prior to that [quarterly] payment date;

     o    [fourth], equally amongst the redraw bonds in order of their issue, an amount equal to the lesser of the remaining Available Principal Amount and the aggregate Adjusted Stated Amounts, together with the Redraw
          Bond Principal Carryover Amount, until their stated amounts are reduced to zero;

     o    [fifth], the balance amongst the Class [__] notes in the allocation described below under the heading "Allocation of Principal to the
          Notes":

          o    while the currency swap[s] remains in place for the offered notes
               [and the Class [insert other relevant class of notes] notes] and payments are being made under [it/them] by the issuer trustee, to the currency swap provider[s] under the currency swap[s],
               together with the Class [__] Principal Carryover Amount, in respect of principal repayments on the Class [__] notes on that
               [quarterly] payment date; and

          o    amongst the Class [__] notes in respect of principal repayments on the Class [__] notes;

     o    [sixth], the balance up to the amount described below under the heading "Allocation of Principal to the Notes", together with the
          Class [__] Principal Carryover Amount, amongst the Class [__] notes in respect of principal repayments on the Class [__] notes; and

     o    [seventh], the balance, while the currency swap[s] remain in place for the offered notes [and the Class [insert other relevant class of notes] notes] and payments are being made under [it/them] by the issuer trustee, firstly to the Class A Capital

                                      S-68

          unitholder (up to a maximum aggregate amount of A$[1,000] for all such payments) and secondly to the Class B Capital unitholder.

     [The issuer trustee shall only make a payment as above to the extent that any Available Principal Amount remains from which to make the payment after amounts with priority to that payment have been paid provided that the issuer trustee must not make any payment under bullet points four, five, six and seven above on a [quarterly] payment date if the manager determines that the issuer trustee would have insufficient funds after making such payments to pay all amounts owed by the issuer trustee to the currency swap provider[s] under the currency swap[s] on that [quarterly] payment date.]

ALLOCATION OF PRINCIPAL TO THE NOTES

     That part of the Available Principal Amount which is available on a
[monthly] payment date for repayment [(or, in the case of the offered notes [and
[other notes payable on [quarterly] payment dates]], to be retained in the collections account or invested in Authorized Short-Term Investments, on account of repayment, [if that [monthly] payment date is not also a quarterly payment date)], of the Stated Amount of the offered [and other] notes is applied as follows.

     The amount available for repayment of the Stated Amount of the notes, under the fifth bullet point above, is divided into the NET SCHEDULED PRINCIPAL AMOUNT and the NET UNSCHEDULED PRINCIPAL AMOUNT.

     The Net Scheduled Principal Amount is the amount remaining after deducting the Net Unscheduled Principal Deductions from the Principal Collections. The Net
Unscheduled Principal Deductions are the aggregate of the outstanding Seller
Advances on the relevant determination date, the Standby Redraw Facility
Principal on the determination date [,/and] the amount of principal to be repaid on the redraw bonds on the relevant [quarterly] payment date [and the Principal
Draw for that determination date], less the Gross Unscheduled Principal Amount for the determination date. The Gross Unscheduled Principal Amount is the aggregate of the Other Principal Amounts, the Principal Charge-Off Reimbursement
and the Redraw Bond Amount for the determination date and the Standby Redraw
Facility Advance on the relevant [quarterly] payment date.

     The Net Unscheduled Principal Amount is the Gross Unscheduled Principal
Amount less the Seller Advance outstanding on the relevant determination date, the Standby Redraw Facility Principal on that determination date [,/and] the amount of principal to be repaid on the redraw bonds on the relevant [quarterly]
payment date [and the Principal Draw (if any) on the determination date].

     The Net Scheduled Principal Amount and the Net Unscheduled Principal Amount
are further divided into the Class [A] Scheduled Principal Amount, the Class [B]
Scheduled Principal Amount, the Class [A] Unscheduled Principal Amount and the
Class [B] Unscheduled Principal Amount respectively based on the percentage of the [Adjusted] Stated Amounts (or their A$ equivalent converted at the relevant
[insert relevant exchange rate]) of Class [A] notes to Class [B] notes.

                                      S-69

     While the Stepdown Conditions are not satisfied, the amount to be applied to repayment of the Class [A] Notes is:

     CASPA + CAUPA + CBSPA + CBUPA

     While the Stepdown Conditions are satisfied, the amount to be applied to repayment of the Class [A] Notes is:

     CASPA + CAUPA + (SP x CBUPA)

     where:

     o    CASPA is the Class [A] Scheduled Principal Amount;

     o    CAUPA is the Class [A Unscheduled Principal Amount;

     o    SP is the Stepdown Percentage;

     o    CBUPA is the Class [B] Unscheduled Principal Amount; and

     o    CBSPA is the Class [B] Scheduled Principal Amount.

     The effect of the above calculation is that while the Stepdown Conditions are not satisfied, Class [A] noteholders are allocated their proportional share of the Class [A] Scheduled Principal Amount and the Class [A] Unscheduled
Principal Amount, and are also allocated the Class [B] noteholders' proportional share of the Class [B Scheduled Principal Amount and the Class [B] Unscheduled
Principal Amount. If the Stepdown Conditions are satisfied, the Class [A]
noteholders are allocated their proportional share of the Class [A] Scheduled
Principal Amount and the Class [A] Unscheduled Principal Amount and the Stepdown
Percentage (which may vary between 0% and 100%) of the Class [B] Unscheduled
Principal Amount and the Class [B] Noteholders are allocated their proportionate share of the Class [B] Scheduled Principal Amount, together with the remainder of the Class [B] Unscheduled Principal Amount not allocated to the Class [A]
noteholders. If the Stepdown Conditions are satisfied, then the Stepdown
Percentage may vary from 100% to 0% (see the definition of "Stepdown Percentage"
in the Glossary for the calculation of the applicable percentage). [The effect of using the [Adjusted] Stated Amount is to ensure that the relative proportional entitlements of the Class [A] notes remain constant notwithstanding that Class [__] notes receive principal payments on a [monthly] rather than
[quarterly] basis.]

     The amount to be applied towards repayment of the [Stated Amounts or
Adjusted Stated Amounts (as appropriate)] of the Class [A] notes on the
[monthly] payment date is allocated rateably:

     o    (i) on each [monthly] payment date which is not also a [quarterly]
          payment date, to be retained in the collections account or invested in
          Authorized Short-Term Investments to form part of the Class [__]
          Principal Carryover Amount; and

                                      S-70

          (ii) on each monthly payment date which is also a quarterly payment date, together with the Class [__] Principal Carryover Amount, to the
          Currency Swap provider[s] under the currency swap[s] in respect of principal repayments of the Class [__] notes;

     o    on each [monthly] payment date, towards repayment equally amongst the
          Class [__] notes in repayment of the Stated Amount of the Class [__]
          notes;

     o    (i) on each [monthly] payment date which is not also a [quarterly]
          payment date, to be retained in the collections account or invested in
          Authorized Short-Term Investments to form part of the Class [__]
          Principal Carryover Amount; and

          (ii) on each [monthly] payment date which is also a [quarterly]
          payment date, together with the Class [__] Principal Carryover Amount, to the Currency Swap provider[s] under the currency swap[s] in respect of principal repayments of the Class [__] notes, until the Stated
          Amount of the Class [A] notes is reduced to zero.

     The balance of the Net Scheduled Principal Amount and the Net Unscheduled
Principal Amount not retained for or paid to the Class [A] notes, on a [monthly]
payment date which is not a [quarterly] payment date, is retained in the collections account or invested in Authorized Short-Term Investments to form part of the Class [B] Principal Carryover Amount and on a [quarterly] payment date is applied together with the Class [B] Principal Carryover Amount equally amongst the Class [B] notes in reduction of the Stated Amount of the Class [B]
notes until the Stated Amount of the Class [B] notes is reduced to zero.

     [Insert description of calculations for dealing with monthly/quarterly payments and allocations between sub-classes of notes.]

REDRAWS AND FURTHER ADVANCES

     [Commonwealth Bank [, [Homepath] and [name of any other originator(s)]] may each make redraws and further advances to borrowers under the housing loans.
Commonwealth Bank [, [Homepath] and [name of any other originator(s)]] are entitled to be reimbursed by the issuer trustee for redraws and further advances which exceed the scheduled principal balance of the housing loan by no more than one scheduled monthly installment on the housing loan. Commonwealth Bank [,
[Homepath] and [name of any other originator(s)]] [, as applicable,] will be reimbursed from the Available Principal Amount including proceeds of advances under the standby redraw facility and proceeds from the issue of redraw bonds.

     Where Commonwealth Bank [, [Homepath] or [name of any other originator(s)]]
makes further advances which exceed the scheduled principal balance of a housing loan by more than one scheduled monthly installment, then Commonwealth Bank [,
[Homepath] and [name of any other originator(s)]] [, as applicable,] will repurchase the housing loan from the pool.]

     [Describe alternate mechanism for funding further advances, where such advances will be subordinated upon the enforcement of the housing loan.]

                                      S-71

STANDBY REDRAW FACILITY

     If the manager determines that there is a redraw shortfall on a determination date, the manager may direct the issuer trustee in writing to make a drawing under the standby redraw facility on a quarterly payment date equal to the lesser of the redraw shortfall and the unutilized portion of the redraw limit, if any.

     [A redraw shortfall is the amount by which the redraws and further advances to be repaid to the originators on that quarterly payment date exceed the aggregate of the Principal Collections, the Mortgage Insurance Principal
Proceeds, the Other Principal Amounts, the Principal Charge-Off Reimbursement
and the Principal Draw Reimbursement in relation to that [quarterly] payment date less the amount of any Principal Draw on that [quarterly] payment date.]

     [Insert description of redraw shortfall.]

ISSUE OF REDRAW BONDS

     [If, in respect of a determination date, the manager considers that the aggregate of:

     o    the principal collections, the mortgage insurance principal proceeds, the other principal amounts, the principal charge-off reimbursement and the principal draw reimbursement for the collection period ending on that determination date, less the amount of any net income shortfall determined by the manager on that determination date; and

     o    the standby redraw facility advance if any, to be made on the following quarterly payment date,

     is likely to be insufficient to pay in full the manager's estimate of:

     o    the redraws and further advances to be repaid to Commonwealth Bank [,
          [Homepath] or [name of any other originator(s)]] on that [quarterly]
          payment date; and

     o    the outstanding principal under the standby redraw facility as reduced by any principal charge-offs or increased by any reimbursement of principal charge-offs prior to that [quarterly] payment date,

the manager may direct the issuer trustee to issue redraw bonds.

     The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following [quarterly] payment date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on the redraw bonds expected on that [quarterly] payment date, the aggregate Stated Amount of all redraw bonds will not exceed on that [quarterly] payment date A$[__] million or such other amount agreed between the manager and the rating agencies and notified to the issuer trustee.

                                      S-72

     Before issuing any redraw bonds, the issuer trustee must receive written confirmation from each rating agency that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond. The redraw bonds will be denominated in Australian dollars and issued only in Australia.]

PRINCIPAL CHARGE-OFFS

     In certain circumstances, the risk that amounts will be unrecoverable under a housing loan will be borne by the investors or the standby redraw facility provider. In these circumstances, the Stated Amount of a note or redraw bond or the principal outstanding under the standby redraw facility will be reduced to the extent of amounts which are unrecoverable under a housing loan. That reduction of the Stated Amount of a note or redraw bond or the principal outstanding under the standby redraw facility is referred to as a principal charge-off. The process and timing of charge-offs on the housing loans is described in the accompanying prospectus under "The Servicer--Collection and
Enforcement Procedures" and under "The Servicer--Collection and Enforcement
Process."

APPLICATION OF PRINCIPAL CHARGE-OFFS

     If on a determination date preceding a [quarterly] payment date, the manager determines that a principal loss should be accounted for in respect of a housing loan, after taking into account proceeds of enforcement of that housing loan and its securities, any relevant payments under a mortgage insurance policy or damages from the servicer, Commonwealth Bank [, [Homepath] or [name of any other originator(s)]], that principal loss will be allocated in the following order:

     o    first, equally amongst the Class [B] notes until the Stated Amount of the Class [B] notes is reduced to zero; and

     o    secondly, rateably as follows amongst the following:

          o    the offered notes according to their [Adjusted] Stated Amount
               [converted, in the case of the Class [__] notes [and the [insert other relevant classes of notes]], to Australian dollars at the
               [insert relevant exchange rate]];

          o    the [relevant other notes] at their State Amount;;

          o    the redraw bonds at their Stated Amount; and

          o    the principal outstanding of the standby redraw facility,

     until the [Adjusted] Stated Amounts of the offered notes, and the Stated
     Amount of [the [relevant other notes] and] the redraw bonds, and the principal outstanding of the standby redraw facility is reduced to zero.

     To the extent allocated, the principal loss will reduce the Stated Amount of the notes and redraw bonds and will reduce the principal outstanding of the standby redraw facility as from the following [quarterly] payment date. The principal loss allocated is an Australian dollar amount. Where this is allocated to an offered note or Class [__] note, the Stated Amount of the offered

                                      S-73

note is reduced by an equivalent [insert relevant currency] amount converted at the [insert relevant exchange rate].

REIMBURSEMENTS OF PRINCIPAL CHARGE-OFFS

     Principal charge-offs may be reimbursed on a subsequent [quarterly] payment date where there is excess available income after payment of all fees and expenses of the trust and interest on that [quarterly] payment date and reimbursement of any unreimbursed principal draws. Reimbursement of principal charge-offs will only occur to the extent that there are unreimbursed principal charge-offs and will be allocated in the following order:

     o    first, rateably amongst the following according to their unreimbursed principal charge-offs converted, in the case of the offered notes, to
          Australian dollars at the [insert relevant exchange rate]:

     o    the offered notes;

          o    the [relevant other notes];

          o    the redraw bonds; and

          o    the principal outstanding of the standby redraw facility, in reduction of their unreimbursed charge-offs until these are reduced to zero; and

          o    second, equally amongst the Class [B] notes until the
               unreimbursed charge-offs of the Class [B] notes are reduced to zero.

     A reimbursement of a principal charge-off on a note or redraw bond will increase the Stated Amount of that note or redraw bond and a reimbursement of a principal charge-off on the standby redraw facility will increase the principal outstanding of the standby redraw facility but the actual funds allocated in respect of the reimbursement will be paid as described in "Payment of the
Available Principal Amount" above.

     The amounts allocated for reimbursement of principal charge-offs are
Australian dollar amounts. Where such an amount is allocated to an offered note, the Stated Amount of the offered note is increased by an equivalent [insert relevant currency] amount converted at the [insert relevant exchange rate].

OPTIONAL REDEMPTION OF THE NOTES

     The issuer trustee must, when directed by the manager, at the manager's option, redeem all of the notes and any redraw bonds at their then Invested
Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any [quarterly] payment date falling on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on [__].

                                      S-74

     The issuer trustee may redeem the notes and redraw bonds at their Stated
Amounts instead of at their Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an
Extraordinary Resolution of noteholders and redraw bondholders together.
However, the issuer trustee will not redeem the notes or redraw bonds unless it is in a position on the relevant [quarterly] payment date to repay the then
Invested Amounts or the Stated Amounts, as required, of the notes and the redraw bonds together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the security trust deed to be paid in priority to or equally with the notes or redraw bonds if the charge under the security trust deed were enforced.

     If the issuer trustee, at the direction of the manager, proposes to exercise its option to redeem the notes and redraw bonds on a [quarterly]
payment date on or after the date on which the total principal outstanding on the housing loans is less than 10% of the total principal outstanding on the housing loans at the commencement of business on [__] at their Stated Amounts rather than their Invested Amounts, as described above, but is unable to do so because, following a meeting of noteholders and redraw bondholders convened under the provisions of the security trust deed by the manager for this purpose, the noteholders and redraw bondholders have not approved by an Extraordinary
Resolution the redemption of the notes and redraw bonds at their Stated Amounts, then the margin[s] for the offered notes for each Accrual Period commencing on or after that quarterly payment date will remain at, or if that quarterly payment date is after the Step-Up Date revert to, the margin[s] applying at the closing date.

     Holders of the offered notes must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

FINAL MATURITY DATE

     Unless previously redeemed, the issuer trustee must redeem the notes and any redraw bonds by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each note and redraw bond on or by the [monthly]
payment date and quarterly payment date falling in [__]. The failure of the issuer trustee to pay the Stated Amount, together with all accrued and unpaid interest, within [10] days of the due date for payment, other than amounts due to the Class [B] noteholders, will be an event of default under the security trust deed.

RESIDUAL INTERESTS

     Commonwealth Bank will be entitled to receive any residual cash flow from the housing loans. Commonwealth Bank may transfer its right to receive that residual cash flow to any of its affiliates or to any other person or entity.

REPORTS TO NOTEHOLDERS

     [On the Business Day immediately prior to each quarterly determination date, the manager will, on behalf of the issuer trustee, in respect of the quarterly collection period ending before that determination date, deliver to the principal paying agent, the note trustee, the issuer trustee and the offered noteholders, a noteholder report containing certain information with respect to the composition of the payments being made, the outstanding principal balance of an

                                      S-75

individual note following the payment and certain other information relating to the notes and the housing loans. The manager will make the noteholder report and, at its option, any additional files containing the same information in an alternative format, available to holders of offered notes and other parties to the note trust deed via the Commonwealth Bank of Australia's internet website, at www.commbank.com.au/securitisation. For purposes of any electronic version of this prospectus supplement, the preceding uniform resource locator, or URL, is an inactive textual reference only. Steps have been taken to ensure that this
URL reference was inactive at the time the electronic version of this prospectus supplement was created. In addition, for so long as the issuing entity is required to file reports with the Commission under the Securities Exchange Act of 1934, the issuing entity's annual report on Form 10-K, distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports will be made available on such website as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the Commission under file number 333-[__]. See also "Description of the Offered Notes--Reports to
Holders of the Offered Notes" in the prospectus for a more detailed description of noteholder reports.

     The note trustee and principal paying agent will promptly provide that noteholder's report to each registered noteholder.

     Unless and until definitive offered notes are issued, beneficial owners will receive reports and other information provided for under the transaction documents only if, when and to the extent provided by DTC and its participating organizations.

     Unless and until definitive offered notes are issued, periodic and annual unaudited reports containing information concerning the trust and the offered notes will be prepared by the manager and sent to DTC. DTC and its participants will make such reports available to the holders of interests in the offered notes in accordance with the rules, regulations and procedures creating and affecting DTC. However, such reports will not be sent directly to each beneficial owner while the offered notes are in book-entry form. Upon the issuance of definitive offered notes, such reports will be sent directly by the manager to each US$ noteholder. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.
The manager will file with the SEC such periodic reports as are required under the Exchange Act, and the rules and regulations of the SEC thereunder. However, in accordance with the Exchange Act and the rules and regulations of the SEC thereunder, the manager expects that the obligation to file such reports will be terminated following the end of [__]. Unless information relating to changes in the pool of housing loans is included in a report described above, and such report is received by the noteholders, noteholders will not be notified of changes in the pool of housing loans.]

     [Specify any additional reports to noteholders not mentioned in the accompanying prospectus and detailed information to be included in servicing report.]

     [Insert any arrangements for publication of summary pool performance data on a financial news medium.]

                                      S-76

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

THE SECURITY TRUST DEED

GENERAL

     The issuer trustee will grant a floating charge, registered with the
Australian Securities and Investments Commission, over all of the trust assets in favor of the security trustee. The floating charge will secure the Secured
Moneys owing to the noteholders, the redraw bondholders, the servicer, the note trustee in its personal capacity and for and on behalf of the holders of the offered notes, each agent, the originators, the liquidity facility provider, the standby redraw facility provider and each swap provider. These secured parties are collectively known as the SECURED CREDITORS.

     The security trustee will act as trustee on behalf of the Secured Creditors as described in "Description of the Transaction Documents--The Security Trust
Deed" in the accompanying prospectus. Under the security trust deed, if there is a conflict between the duties owed by the security trustee to any Secured
Creditor or class of Secured Creditors and the interests of the noteholders and redraw bondholders as a whole, the security trustee must give priority to the interests of the noteholders and redraw bondholders. [In addition, the security trustee must give priority to the [insert description of the priority given to each class of noteholders and any redraw bondholders, if there is a conflict between the interests of particular classes of noteholders and any redraw bondholders of that trust].]

     [Insert any additional or different provisions relating to the description of the charge, the secured creditors and the role of the security trustee, if applicable.]

VOTING PROCEDURES

     For the purposes of "Description of the Transaction Documents--The Security
Trust Deed--Voting Procedures" in the accompanying prospectus, if at any meeting of Voting Secured Creditors a poll is demanded, every person who is present will have one vote for every A$10 of Secured Moneys owing to it, converted, in the case of the Class [__] noteholders, to Australian dollars at [insert exchange rates[s] at which Secured Moneys owing to holders of [each class of] offered notes will be converted to Australian dollars for the purpose of determining the number of votes to which holders of [each class of] offered notes are entitled if a poll is demanded at any meeting of Voting Secured Creditors].

VOTING ENTITLEMENTS

     For the purposes of the definition of "Voting Entitlements" in the accompanying prospectus, Secured Moneys in respect of the Class [__] note will be converted to Australian dollars at [insert the exchange rate at which the
Secured Moneys owing to holders of [each class of] offered notes will be converted to Australian dollars for the purpose of determining the Voting
Entitlements of the Voting Secured Creditors].

                                      S-77

[EVENTS OF DEFAULT]

     [Insert any additional or different events of default.]

INDEMNIFICATION

     The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

[PRIORITIES UNDER THE SECURITY TRUST DEED]

     [Insert priorities under security trust deed.]

THE INTEREST RATE SWAPS

PURPOSE OF THE INTEREST RATE SWAPS

     Collections in respect of interest on the variable rate housing loans will be calculated based on Commonwealth Bank's [, [Homepath's, as appropriate] or
[insert name of other originator(s)'s], as appropriate,], administered variable rates. Collections in respect of interest on the fixed rate housing loans will be calculated based on the relevant fixed rates. [However, the payment obligations of the issuer trustee on the [[other relevant notes] and the] Class
[B] notes and under the currency swap[s] are calculated by reference to the
[insert relevant reference rate]. To hedge these interest rate exposures, the issuer trustee will enter into [a] basis swap[s] with the basis swap provider and [a] fixed rate swap[s] with the fixed rate swap provider. The basis swap[s]
and the fixed rate swap[s] will be governed by a standard form ISDA Master
Agreement, as amended by a supplementary schedule and confirmed by written confirmations in relation to each swap.

     The manager, as depositor, has determined that the significance percentage of payments under the swap agreement[s], as calculated in accordance with
Regulation AB under the Securities Act of 1933, is less than 10%. The initial basis swaps provider and fixed rate swaps provider will be Commonwealth Bank of
Australia, Level 7, 48 Martin Place, Sydney NSW 2000, Australia. See "The
Servicer" in this prospectus supplement and "The Issuer Trustee, Commonwealth
Bank of Australia and the Manager--Originator and Servicer--Commonwealth Bank of
Australia" in the accompanying prospectus.

     [Provide disclosure required by Item 1115 of Regulation AB if the significance percentage of the interest rate swaps is at least 10% but less than
20% or 20% or more].

BASIS SWAP[S]

     On each [monthly] payment date [or quarterly payment date, as the case may be,] the issuer trustee will pay to the basis swap provider an amount calculated by reference to the interest payable by borrowers on the variable rate housing loans, [referable to the [other relevant

                                      S-78

notes] of the] offered notes and Class [B] notes and redraw bonds, as the case may be,] during the relevant preceding collection period and the income earned by the trust on the collections account and any Authorized Short-Term
Investments during that collection period. In return the basis swap provider will pay to the issuer trustee on the [relevant monthly, or quarterly, quarterly or semi-annual] payment date an amount calculated by reference to the aggregate principal amount outstanding of the relevant proportion of the variable rate housing loans as at the last day of the collection period preceding the previous
[monthly, or quarterly] payment date and the respective [inset relevant reference rate] plus a margin.

     The basis swap[s] will terminate if the interest rates on the offered notes increase following the Step-Up Date, provided that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.
See "Description of the Transaction Documents--Servicing of the Housing
Loans--Administer Interest Rates" in the accompanying prospectus in relation to the servicer's obligations with respect to interest rates on the variable rate housing loans if the basis swap[s] [is/are] terminated.

FIXED RATE SWAP[S]

     On each [monthly] payment date [or quarterly payment date, as the case may be,] the issuer trustee will pay to the fixed rate swap provider an amount calculated by reference to the interest payable by borrowers on the fixed rate housing loans [referable to the [other relevant notes] or the] offered notes,
Class [B] notes and redraw bonds, as the case may be], other than housing loans in relation to which the issuer trustee has entered into an individual fixed rate swap as described below, during the relevant preceding collection period and the income earned by the trust on the collections account and any Authorized
Short-Term Investments during that collection period. In return the fixed rate swap provider will pay to the issuer trustee on the [relevant monthly or quarterly payment] date an amount calculated by reference to the aggregate principal amount outstanding [of the relevant proportion] of the fixed rate housing loans as at the last day of the collection period preceding the previous
[monthly or quarterly] payment date and[insert relevant reference rate] plus a margin.

OTHER FIXED RATE SWAPS

     The issuer trustee and the fixed rate swap provider may agree to enter into
[a] separate fixed rate swap[s] in relation to one or more of the housing loans under which, on each [monthly payment date or quarterly payment date as the case may be], the issuer trustee will pay to the fixed rate swap provider an amount calculated by reference to the fixed interest payable by borrowers on those housing loans on the proportion of those housing loans [referable to the [other relevant notes]or the] offered notes, the Class [B] notes and redraw bonds, as the case may be]. In return the fixed rate swap provider will pay to the issuer trustee an amount calculated by reference to the respective [insert relevant reference rate] plus a margin.

                                      S-79

BREAK COSTS FOR FIXED RATE SWAPS

     If a borrower prepays a loan subject to a fixed rate of interest, or otherwise terminates a fixed rate period under a housing loan, the issuer trustee will normally be entitled to receive from the borrower a break cost.

     A break cost is currently payable by the borrower to the issuer trustee where the terminated fixed rate under the housing loan is greater than the current equivalent fixed rate product offered by Commonwealth Bank [or [insert name of other originator(s)], as appropriate,] for the remaining term of the housing loan. Under Commonwealth Bank's current policies and procedures, prepayments of up to $[10,000] in any 12 month period may be made by a borrower without incurring break costs, see "Commonwealth Bank Residential Loan
Program--Special Features of the Housing Loans--Early Repayment" in the
accompanying prospectus [and "[insert name of other originator(s)'s] Residential
Loan Program" in this prospectus supplement].

     [The method for calculation of break costs may change from time to time according to the business judgment of the servicer.]

[OTHER SWAPS]

     [The issuer trustee and the fixed rate swap provider may agree to enter into separate fixed rate swaps in relation to one or more of the housing loans under which, on each [monthly] payment date [or quarterly payment date as the case may be], the issuer trustee will pay to the fixed rate swap provider an amount calculated by reference to the fixed interest payable by borrowers on those housing loans [on the proportion of those housing loans referable to the
[other relevant notes] or the] offered notes and the Class [B] notes, as the case may be]. In return the fixed rate swap provider will pay to the issuer trustee an amount calculated by reference to [insert relevant reference rate]
plus a margin.

     In addition, if the servicer offers interest rate cap products to borrowers, the issuer trustee and the fixed rate swap provider will enter into swaps to hedge the issuer trustee's risks in relation to such interest rate caps.]

SCHEDULED TERMINATION OF INTEREST RATE SWAP[S]

     The fixed rate swap[s] [is/are] scheduled to terminate on the earlier of the date that all the notes have been redeemed in full and the termination of the trust. The basis swap[s] [is/are] scheduled to terminate on the earlier of the same dates and the date the interest rates on the Class [__] notes increase following the Step-Up Date, provided that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.
See "Description of the Transaction Documents--Servicing of the Housing
Loans--Administer Interest Rates" in the accompanying prospectus in relation to the servicer's obligations with respect to interest rates on the variable rate housing loans if the basis swaps are terminated.

                                      S-80

TERMINATION BY THE BASIS SWAP AND FIXED RATE SWAP PROVIDER[S]

     The basis swap and fixed rate swap provider[s] will each have the right to terminate the basis swaps and the fixed rate swap[s], respectively, in the following circumstances:

     o    if the issuer trustee fails to make a payment under the swap within
          [10] days after notice of failure is given to the issuer trustee;

     o    if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap[s] or the fixed rate swap[s]. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make efforts to transfer its rights and obligations to avoid this illegality; or

     o    in the case of the basis swap[s] only, at any time at the election of the basis swap provider provided that at the date of termination the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that the issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.

TERMINATION BY THE ISSUER TRUSTEE

     The issuer trustee will have the right to terminate the basis swaps or the fixed rate swaps in the following circumstances:

     o    if the swap provider fails to make a payment within 10 days after notice of failure is given to the swap provider; or

     o    if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap or the fixed rate swap. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make certain efforts to transfer its rights and obligations to avoid this illegality.

[FIXED RATE SWAP PROVIDER DOWNGRADE]

     [If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any determination date a fixed rate swap provider does not have:

     o    a short term credit rating of at least A-1 by Standard & Poor's;

     o    either a short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's; and

     o    a short term credit rating of F1 and a long term rating of A by Fitch
          Ratings,

                                      S-81

     the fixed rate swap provider must within 30 Business Days of the fixed rate swap provider ceasing to have the ratings referred to above and while it has a long term credit rating of at least A3 by Moody's or BBB+ by Fitch Ratings or a short term credit rating of at least F2 by Fitch Ratings or, otherwise, if sooner, within 5 Business Days of the fixed rate swap provider ceasing to have a long term credit rating of at least A3 by Moody's or BBB+ by Fitch Ratings or a short term credit rating of at least F2 by Fitch Ratings, or such greater period as is agreed to in writing by the rating agencies;

     o    enter into an agreement novating its rights and obligations under the fixed rate swap[s] to a replacement counterparty acceptable to the manager and which each rating agency confirms will not result in a reduction or withdrawal of any credit rating assigned by it to the notes or redraw bonds;

     o    if the short term credit rating by Fitch Ratings is greater than or equal to F2 or the long term credit rating by Fitch Ratings is greater than or equal to BBB+, lodge cash collateral in an amount determined by the relevant rating agencies or, in certain circumstances, determined under the relevant fixed rate swap[s]; or

     o    enter into other arrangements satisfactory to the manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds.

     The fixed rate swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.]

BASIS SWAP PROVIDER DOWNGRADE

     [If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any determination date a basis swap provider does not have:

     o    a short term credit rating of at least A-1 by Standard & Poor's;

     o    a short term credit rating of at least P-1 by Moody's; and

     o    a short term credit rating of F1 and a long term rating of A by Fitch
          Ratings;

     that basis swap provider must within 30 Business Days of the basis swap provider ceasing to have the ratings referred to above and while it has a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch Ratings or a long term credit rating of at least BBB+ by Fitch
Ratings or, otherwise, if sooner, within 5 Business Days of the basis swap provider ceasing to have a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch Ratings or a long term credit rating of at least BBB+ by Fitch Ratings or such greater period as is agreed to in writing by Moody's:

     o    prepay the amount that is expected to be due, as determined by the manager, from the basis swap provider to the issuer trustee on the next [monthly payment date or quarterly payment date (as
          appropriate)]; or

                                      S-82

     o    enter into other arrangements satisfactory to the issuer trustee and the manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or redraw bonds.

     The basis swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in either of the above manners as it elects from time to time.]

TERMINATION PAYMENTS

     Upon termination of a fixed rate swap, a termination payment will be due from the issuer trustee to the fixed rate swap provider or from the fixed rate swap provider to the issuer trustee.

     The termination payment in respect of a fixed rate swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of that fixed rate swap.

     No termination payment will be payable in respect of the termination of the basis swap.

     If a basis swap terminates then, unless and until the issuer trustee has entered into a replacement basis swap or other arrangements which the rating agencies have confirmed will not result in a reduction, qualification or withdrawal of the credit ratings assigned to the notes or any redraw bonds, the servicer must adjust the rates of interest on the mortgage interest saver accounts and, if necessary, the housing loans as described in "Description of the Transaction Documents--Servicing of the Housing Loans--Administer Interest
Rates" in the accompanying prospectus.

THE CURRENCY SWAPS

PURPOSE OF THE CURRENCY SWAP[S]

     Collections on the housing loans and receipts under the basis swap[s] and the fixed rate swap[s] will be denominated in Australian dollars. However, the payment obligations of the issuer trustee on the [[Class [__] notes] are denominated in [insert relevant currency]. In addition, receipts by the issuer trustee under the basis swap[s] and the fixed rate swaps are calculated by reference to the [insert relevant reference rate] but the interest obligations of the issuer trustee with respect to the [Class [__] notes] are calculated by reference to [insert relevant reference rate]. To hedge this currency and interest rate exposure, the issuer trustee will enter into a currency swap with
[the/each] currency swap provider. [The/Each] currency swap will be governed by a standard form ISDA Master Agreement, as amended by a supplementary schedule
[and a credit support annex], which together act as a separate agreement in respect of each trust established under the master trust deed, and will [each]
be confirmed by a written confirmation.

PRINCIPAL PAYMENTS

     On the closing date, the issuer trustee will pay the currency swap provider[s] the [insert relevant currency] proceeds of issue of the [Class [__]
notes]. In return, the currency swap

                                      S-83

provider[s]will pay to the issuer trustee the Australian dollar equivalent of the proceeds of issue of the [Class [__] notes] converted at the [insert relevant exchange rate].

     On each [quarterly] payment date, the issuer trustee will pay to the currency swap provider[s] the Australian dollar amount available to be applied towards repayment of the Stated Amount of the [Class [__] notes]. In return, the currency swap provider[s] will pay to the principal paying agent on behalf of the issuer trustee the [insert relevant currency] equivalent of that amount converted at the [insert relevant exchange rate] for payment to the [Class [__]
noteholders] in accordance with the agency agreement in reduction of the Stated
Amount of the [Class [__] notes].

INTEREST PAYMENTS

     On each [quarterly] payment date, the issuer trustee will pay to the currency swap provider[s] an aggregate amount, the A$ CLASS [__] FLOATING
AMOUNT, calculated by reference to the Australian dollar equivalent of the aggregate Invested Amount of the [Class [__] notes] as at the preceding
[quarterly] payment date converted at the [insert relevant exchange rate] and the relevant [insert relevant reference rate] plus a margin.

     In return, the currency swap provider[s] will pay to the principal paying agent on behalf of the issuer trustee amounts in aggregate equal to the interest due in respect of the [Class [__] notes] on that [quarterly] payment date for payment to [Class [__] noteholders] in accordance with the agency agreement.

     If the issuer trustee does not have sufficient funds under the series supplement to pay the full amount owing to the currency swap provider[s] in respect of the above payment under the currency swap provider[s] [is/are] not required to make the corresponding payments to the principal paying agent and, after the applicable grace period, the currency swap provider[s] may terminate the currency swap[s]. The manner of determining whether the issuer trustee will have sufficient funds to pay the currency swap provider[s] that amount on a
[quarterly] payment date is described in "Description of the Offered
Notes--Payment of the Available Income Amount"[in this prospectus supplement].
A failure of the issuer trustee to pay an amount owing under [the/a] currency swap, if not remedied within the applicable grace period, will be an event of default under the security trust deed.

SCHEDULED TERMINATION OF CURRENCY SWAP[S]

     The currency swap[s] are scheduled to terminate on the earlier of the date that all the [Class [__] notes], have been redeemed in full and the final maturity date of the [Class [__] notes].

TERMINATION BY [THE/A] CURRENCY SWAP PROVIDER

     [The/A] currency swap provider will have the right to terminate the
[relevant] currency swaps in the following circumstances:

     o    if the issuer trustee fails to make a payment under the currency swaps within [10] days after notice of failure is given to the issuer trustee;

                                      S-84

     o    if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swaps. However, if the currency swap provider is the party affected by the illegality, it must make efforts to transfer its rights and obligations to avoid this illegality;

     o    if due to any action taken by a taxation authority or a change in tax law the currency swap provider is required to receive payments from which amounts have been withheld or deducted on account of tax.
          However, [the/a] currency swap provider will only have the right to terminate [the/its] currency swaps if the note trustee is satisfied that all amounts owing to [noteholders of the Class [__] notes]will be paid in full on the date on which the [Class [__] notes] are to be redeemed. In addition, whether or not [the/a] currency swap provider can terminate [the/its] currency swaps, following the occurrence of such an event, the currency swap provider may transfer the currency swaps to another counterparty [with, in certain circumstances, the consent of the standby swap provider, as to which see "Jointly
          Supported Obligations" below,] provided that each rating agency has confirmed that this will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the offered notes or the [Class [__] notes] and that the counterparty receiving the currency swaps has a long term credit rating from each rating agency of at least the long term credit rating assigned to the original currency swap provider by each rating agency as at the date of the currency swap agreement;

     o    if certain bankruptcy related events occur in relation to the issuer trustee; and

     o    if an event of default occurs under the security trust deed and the security trustee has declared the offered notes or the [Class [__]
          notes] immediately due and payable.

TERMINATION BY THE ISSUER TRUSTEE

     The issuer trustee will have the right to terminate [the/a] currency swaps in the following circumstances:

     o    if the currency swap provider fails to make a payment under the currency swaps within [10] days after notice of failure is given to the currency swap provider;

     o    if certain bankruptcy related events occur in relation to the currency swap provider;

     o    if the currency swap provider merges with, or otherwise transfers all or substantially all of its assets to, another entity and the new entity does not assume all of the obligations of the currency swap provider under the currency swaps;

     o    if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for either party to make or receive payments, perform its

                                      S-85

          obligations under any credit support document or comply with any other material provision of the currency swaps. However, if the issuer trustee is the party affected by the illegality, it must make efforts to transfer its rights and obligations to avoid this illegality;

     o    if due to any action taken by a taxation authority or a change in tax law the issuer trustee is required to receive payments from which amounts have been withheld or deducted on account of tax;

     o    if as a result of the currency swap provider merging with, or otherwise transferring all or substantially all of its assets to another entity, the issuer trustee is required to receive payments from which a deduction or withholding has been made on account of a non-resident withholding tax liability and no entitlement to a corresponding gross-up arises other than as a result of its failure to perform certain tax covenants, or, in certain circumstances, a breach of its tax representations;

     o    if the currency swap provider fails to comply with its obligations described in "Currency Swap Provider Downgrade" below following a downgrade of its credit ratings, and that failure is not remedied within [10 Business Days] of notice of the failure being given to the currency swap provider or such longer period as the issuer trustee and the manager agree and the rating agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the [Class [__] notes]; and

     o    if an event of default occurs under the security trust deed and the security trustee has declared the offered notes or the [Class [__]
          notes] immediately due and payable.

     The issuer trustee may only terminate the currency swaps with the prior written consent of the note trustee.

TERMINATION BY THE NOTE TRUSTEE

     If following an event that allows the issuer trustee to terminate [the/a]
currency swaps the issuer trustee does not terminate the currency swaps, the note trustee may terminate the currency swaps.

CURRENCY SWAP PROVIDER DOWNGRADE

     [If, as a result of the withdrawal or downgrade of [the/a] currency swap provider's credit rating by any rating agency, the currency swap provider does not have:

     o    either a short term [joint] credit rating of at least A-1+ or a long term [joint] credit rating of at least AA- by Standard & Poor's;

     o    either a short term [joint] credit rating of at least P-1 or a long term [joint] credit rating of at least A2 by Moody's; and

                                      S-86

     o    a short term [joint] credit rating of F1 and a long term [joint]
          credit rating of A+ by Fitch Ratings;

the currency swap provider[s] must within:

     o    30 Business Days, if the currency swap provider[s] still has a short term [joint] credit rating of at least A-1 by Standard & Poor's, or both a long term [joint] credit rating of at least A- by Standard &
          Poor's, A3 by Moody's or BBB+ by Fitch Ratings and a short term
          [joint] credit rating of at least P-2 by Moody's or F2 by Fitch
          Ratings; or

     o    5 Business Days, in any other case,

or, in either case, such greater period as is agreed to in writing by the relevant rating agency, at their cost and at their election:

     o    if the short term [joint] credit rating is greater than or equal to
          A-1 by Standard and Poor's or F2 by Fitch Ratings, or the long term
          [joint] credit rating is greater than or equal to A- by Standard &
          Poor's or BBB+ by Fitch Ratings, lodge collateral as determined under the currency swap[s] [and the credit support annex]; or

     o    enter into an agreement novating the currency swaps to a replacement counterparty [or standby swap provider] acceptable to [the relevant standby swap provider, as to which see "Jointly Supported Obligations"
          below, and] the manager and which each rating agency has confirmed will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the offered notes
          [or the [Class [__] notes]]; or

     o    enter into other arrangements which each rating agency has confirmed will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the offered notes
          [or the [Class [__] notes]].

     [The/A] currency swap provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

     If [the/a] currency swap provider lodges cash collateral with the issuer trustee, any interest or income on that cash collateral will be paid to
[the/that] currency swap provider.]

TERMINATION PAYMENTS

     Upon termination of [the/a] currency swap[s], a termination payment will be due from the issuer trustee to the currency swap provider or from the currency swap provider to the issuer trustee [in respect of each currency swap].

     The termination payment in respect of [the/a] currency swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of the [applicable]
currency swap.

                                      S-87

     If termination payments are due from the currency swap provider[s] to the issuer trustee, they will be denominated in [insert relevant currency] in respect of the Class [__] currency swap.

REPLACEMENT OF [THE/A] CURRENCY SWAP[S]

     If [the/a] currency swap[s] is terminated prior to [its/their] scheduled termination date, the issuer trustee may, at the direction of the manager, enter into replacement currency swaps on terms and with a counterparty which the rating agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the [offered notes [or the
Class [__] notes]]. Any termination payments received by the issuer trustee upon termination of [the/a] currency swap[s] may be applied towards a premium payable to enter into replacement currency swap[s] and any premium received by the issuer trustee upon entering into a new currency swap may be applied towards a termination payment in respect of a terminated currency swap[s].

CURRENCY SWAP PROVIDER[S]

     The initial currency swap provider[s] will be [[Commonwealth Bank], [Level
7, 48 Martin Place, Sydney NSW 2000, Australia]] [and [insert name and address of other currency swap provider(s)]].

[COMMONWEALTH BANK]

     [For a description of Commonwealth Bank, see "The Servicer" in this prospectus supplement and "The Issuer Trustee, Commonwealth Bank of Australia
and the Manager--Originator and Servicer--Commonwealth Bank of Australia" in the
accompanying prospectus. The manager, as depositor, has determined that the significance percentage of payments under the swap agreement, as calculated in accordance with Regulation AB under the Securities Act of 1933, is greater than
20% of the cash flow supporting the offered notes. The Form 20-F that was filed by Commonwealth Bank of Australia for the periods specified by Item 8.A. of Form
20-F are incorporated into this prospectus by reference.]

[INSERT NAME OF OTHER CURRENCY SWAP PROVIDER(S)]

     [Insert a description of other currency swap provider(s).]

     [The manager, as depositor, has determined that the significance percentage of payments under the swap agreement, as calculated in accordance with
Regulation AB under the Securities Act of 1933, is greater than 20% of the cash flow supporting the offered notes. [Insert disclosure required by Item 1115(b)
of Regulation AB.]

[TRANSFER BY COMMONWEALTH BANK OF CURRENCY SWAP]

     [If an event beyond the control of Commonwealth Bank occurs so that it is impossible for Commonwealth Bank to convert Australian dollars to [insert relevant currency] through customary legal channels to fulfill its obligations under its currency swap, Commonwealth Bank may transfer all its rights and obligations as currency swap provider to [insert name of standby

                                      S-88

swap provider] and may terminate its obligations as standby swap provider. After that transfer, Commonwealth Bank will have no further obligations under the currency swap.]

[JOINTLY SUPPORTED OBLIGATIONS]

     [The obligations of each currency swap provider under its currency swap are separate and several from the obligations of the other currency swap provider under the other currency swap.]

     [However, each currency swap provider will also act as a standby swap provider in respect of the other currency swap provider's currency swap.] If
[the/a] currency swap provider:

     o    defaults in making a payment in respect of [the/its] currency swap, as described under "Principal Payments" and "Interest Payments" above; or

     o    defaults in meeting its obligations following a downgrade of the currency swap providers' [joint] credit ratings, as described in
          "Currency Swap Provider Downgrade" above,

the issuer trustee must notify the standby swap provider and the standby swap provider must make good the default within prescribed periods. A remedy of a payment default must occur on the same day as the due date for the payment provided that the standby swap provider is notified of the default by the issuer trustee in the manner required by the relevant currency swap agreement.

     If a standby swap provider is required to make good a default, the defaulting currency swap provider must take certain actions, including reimbursing or indemnifying the standby swap provider, in relation to the default. If the defaulting currency swap provider does not take these actions within the prescribed periods then the rights and obligations of the defaulting currency swap provider under its currency swap will automatically transfer to the standby swap provider.]

[THE MORTGAGE INSURANCE POLICIES]

     [Description of any primary mortgage insurance or pool insurance, and mortgage insurers, if applicable.]

     [If applicable, insert disclosure required by Item 1114 of Regulation AB and if applicable, provide the financial information as outlined in Item
1114(b)(1) and (2) of Regulation AB if the significance percentage meets the applicable thresholds.]

LIQUIDITY FACILITY

     [Insert a description of liquidity facility and/or liquidity provider
(including disclosure required by Item 1114 of Regulation AB and if applicable, provide the financial information as outlined in Item 1114(b)(1) and (2) of
Regulation AB if the significance percentage meets the applicable thresholds),
Facility Limit, method for calculating fees and payment date for payment of fees.]

                                      S-89

     [Insert description of the shortfalls when the liquidity facility may be used.]

[OTHER CREDIT ENHANCEMENT]

     [Describe any other forms of credit enhancement and, if applicable, insert disclosure required by Item 1114 of Regulation AB and if applicable, provide the financial information as outlined in Item 1114(b)(1) and (2) of Regulation AB if the significance percentage meets the applicable thresholds.]

[NOTE TRUST DEED]

     [Insert a different description of note trust deed.]

     [Insert a description of any additional or different principal obligations, powers, discretions and protections of the note trustee.]

[STANDBY REDRAW FACILITY]

     [Insert a description of redraw facility and/or standby redraw facility provider, facility limit, method for calculating fees and payment dates for payment of fees.]

     [Insert a description of the shortfalls when the standby redraw facility may be used.]

[MONEY MARKET NOTES]

     [The Class [ ] Notes will be eligible securities for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company
Act of 1940, as amended]

     [Insert a description of any transaction documents relating to such notes and any parties to such documents and, if applicable, insert disclosure required by Item 1114 of Regulation AB in relation to any counterparty that could be contingently liable to provide payments relating to money market notes and if applicable, provide the financial information as outlined in Item 1114(b)(1) and
(2) of Regulation AB if the significance percentage meets the applicable thresholds.]

[GOVERNING LAW]

     [The underwriting agreement [and the credit support annex to the currency swap agreement] are governed by the laws of New York]. All the other transaction documents, and the balance of the currency swap agreement, are governed by the laws of the Australian Capital Territory, Australia.

     [Insert a description of any other applicable transaction documents.]

                                    SERVICING

GENERAL

     Under the series supplement, Commonwealth Bank will be appointed as the initial servicer of the housing loans with a power to delegate to related companies within the Commonwealth Bank group. The day to day servicing of the housing loans will be performed by the servicer at Commonwealth Bank's loan processing centers, presently located in Sydney, Melbourne, Brisbane, Perth and
Adelaide, and at the retail branches and telephone banking and marketing centers of Commonwealth Bank and a Homepath contact center operated by

                                      S-90

Commonwealth Bank. Servicing procedures undertaken by loan processing include partial loan security discharges, loan security substitutions, consents for subsequent mortgages and arrears management. Customer enquiries are dealt with by the retail branches and telephone banking and marketing centers. For a further description of the duties of the servicer, see "Description of the
Transaction Documents--Servicing of the Housing Loans" in the accompanying prospectus.

     [Insert any other relevant general information regarding servicing of the housing loans.]

[APPOINTMENT AND OBLIGATIONS OF SERVICER]

     [Insert any additional or different terms of Commonwealth Bank's appointment as servicer including details of calculation of fees.]

[DOCUMENT CUSTODY]

     [Insert section on entity other than servicer who is appointed as custodian of the housing loan documents.]

     [Insert a description of the custody of the housing loan documents.]

COLLECTION AND ENFORCEMENT PROCEDURES

     [Insert any additional or different collection and enforcement procedures of Commonwealth Bank as servicer.]

                       PREPAYMENT AND YIELD CONSIDERATIONS

     The following information is given solely to illustrate the effect of prepayments of the housing loans on the weighted average life of the notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced.

GENERAL

     The rate of principal payments and aggregate amount of payments on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans. The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by the originator. Subject, in the case of fixed rate housing loans, to the payment of applicable fees, the housing loans may be prepaid by the mortgagors at any time.

PREPAYMENTS

     Prepayments, liquidations and purchases of the housing loans, including optional purchase of the remaining housing loans in connection with the termination of the trust, will result in early payments of principal amounts on the notes. Prepayments of principal may occur in the following situations:

                                      S-91

     o    refinancing by mortgagors with other financiers;

     o    receipt by the issuer trustee of enforcement proceeds due to a mortgagor having defaulted on its housing loan;

     o    receipt by the issuer trustee of insurance proceeds in relation to a claim under a mortgage insurance policy in respect of a housing loan;

     o    repurchase by Commonwealth Bank [, ]Homepath] or [name of any other originator(s)]] as a result of a breach by it of certain
          representations, if any;

     o    repurchase by Commonwealth Bank [, [Homepath] or [name of any other originator(s)]] upon a further advance being made which exceeds the then scheduled balance of the housing loan by more than one scheduled monthly installment;

     o    repurchase of the housing loans as a result of an optional termination or a redemption for taxation or other reasons;

     o    receipt of proceeds of enforcement of the security trust deed prior to the final maturity date of the notes; and

     o    receipt of proceeds of the sale of housing loans if the trust is terminated while notes are outstanding, for example, if required by law, and the housing loans are then either

          o    repurchased by Commonwealth Bank under its right of first
               refusal; or

          o    sold to a third party.

     The prepayment amounts described above are reduced by repayment to the originator of redraws and further advances as described in "Commonwealth Bank
Residential Loan Program--Special Features of the Housing Loans--Redraws and
Further Advances" [,/and] ["Homepath's Residential Loan Program--Special
Features of the Housing Loans"] in the accompanying prospectus [,/and] "[[name of any other originator(s)] Residential Loan Program - Special Features of the
Housing Loans - Redraws and Further Advances"] and "Description of the Offered
Notes--Redraws and Further Advances" in this prospectus supplement.

     Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, no assurance can be given to you as to this rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

     o    the degree to which a note is purchased at a discount or premium; and

     o    the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

     A wide variety of factors, including economic conditions, the availability of alternative financing and homeowner mobility may affect the trust's prepayment experience with respect to

                                      S-92

the housing loans. In particular, under Australian law, unlike the law of the
United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

WEIGHTED AVERAGE LIVES

     The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date each dollar in respect of principal repayable under the note is reduced to zero.

     Usually, greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on your yield due to principal prepayments occurring at a rate that is faster or slower than the rate you anticipated will not be entirely offset by a subsequent similar reduction or increase, respectively, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

     [The following tables are based on a constant prepayment rate model.
Constant prepayment rate represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the principal balance of the pool of mortgage loans for that month. Constant prepayment rate does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of housing loans, including the housing loans in your pool. Neither Commonwealth Bank nor the manager believe that any existing statistics of which it is aware provide a reliable basis for noteholders to predict the amount or timing of receipt of housing loan prepayments.]

     [Describe any specific sensitivities particular to each series of notes.]

PREPAYMENT MODEL AND ASSUMPTIONS

     The following tables are based upon the assumptions in the following paragraph, and not upon the actual characteristics of the housing loans. Any discrepancies between characteristics of the actual housing loans and the assumed housing loans may have an effect upon the percentages of the principal balances outstanding and weighted average lives of the notes set forth in the tables. Furthermore, since these discrepancies exist, principal payments on the notes may be made earlier or later than the tables indicate.

     For the purpose of the following tables, it is assumed that:

     o    the housing loan pool consists of fully-amortizing housing loans;

     o    the cut-off date is the commencement of business on [__];

     o    closing date for the notes is [__]

     o    payments on the [offered notes and Class [B] notes] notes are made on each [monthly or quarterly] payment date [(as appropriate)], regardless of the day on which payment

                                      S-93

          actually occurs, commencing in [__] [and payment on the [relevant other notes] are made on the [monthly] payment date, regardless of the date on which payment actually occurs commencing in [__]], in all cases made in accordance with the priorities described in this prospectus supplement;

     o    the housing loans' prepayment rates are equal to the respective percentages of constant prepayment rate indicated in the tables;

     o    the scheduled monthly payments of principal and interest on the housing loans will be timely delivered on the [first] day of each month commencing in [__];

     o    there are no redraws, substitutions or payment holidays and no defaults occur with respect to the housing loans;

     o    all prepayments are prepayments in full received on the last day of each month and include 30 days' interest on the prepayment, commencing in [__];

     o    Principal Collections and Other Principal Amounts are paid according to the rules of payment set forth in this prospectus supplement;

     o    all payments under the swaps are made as scheduled;

     o    an amount equal to A$[__] is included in available funds on the first monthly payment date;

     o    the manager does not direct the issuer trustee to exercise its right of optional redemption of the notes, except with respect to the line titled ["Weighted Average Remaining Term to Maturity (in months)"];
          and

     o    the [insert relevant exchange rate] is [___]$[___] = A$1.00.

     [The above assumptions may be varied or supplemented for a particular series.]

     The tables indicate the projected weighted average life of the notes and set forth the percentage of the initial aggregate principal balance of the notes that is projected to be outstanding after each of the payment dates shown at specified constant prepayment rate [__] percentages. The tables also assume that
(i) the housing loans have an aggregate principal balance of A$[__] as of the cut-off date, and (ii) the housing loans have been aggregated into [two]
hypothetical pools with all of the housing loans within each such pool having the characteristics described below:

                                 WEIGHTED AVERAGE   WEIGHTED AVERAGE REMAINING
REPLINE   CURRENT BALANCE (A$)       RATE (%)               TERM (MONTHS)
-------   --------------------   ----------------   --------------------------
   1             [___]                  [___]                  [___]
   2             [___]                  [___]                  [___]

     It is not likely that the housing loans will pay at any assumed constant prepayment rate to maturity or that all housing loans will prepay at the same rate. In addition, the diverse remaining

                                      S-94

terms to maturity of the housing loans could produce slower or faster payments of principal than indicated in the tables at the assumed constant prepayment rate specified, even if the weighted average remaining term to maturity of the housing loans is the same as the weighted average remaining term to maturity of the assumptions described in this section. You are urged to make your investment decisions on a basis that includes your determination as to anticipated prepayment rates under a variety of the assumptions discussed in this prospectus supplement as well as other relevant assumptions.

     In the following tables, the percentages have been rounded to the nearest whole number and the weighted average life of a class of notes is determined by the following three step process:

     o    multiplying the amount of each payment of principal thereof by the number of months from the date of issuance to the related payment date,

     o    summing the results, and

     o    dividing the sum by the aggregate payments of principal referred to in the first clause above, expressing the result in years, and rounding to two decimal places.

     The source of the information in the following table is Commonwealth Bank.

                           [Insert prepayment tables.]

                                      S-95

                       PLAN OF DISTRIBUTION--UNDERWRITING

     Under the terms and subject to the conditions contained in the underwriting agreement among Commonwealth Bank, the issuer trustee, the manager and the underwriters, the issuer trustee has agreed to sell to each of the underwriters, and each of the underwriters has agreed to purchase from the issuer trustee the principal amount of the [offered notes] set forth opposite its name below:

                                                             PRINCIPAL AMOUNT OF
                                                                 CLASS [___]
UNDERWRITERS                                                    NOTES ([___]$)
------------                                                 -------------------
[___].....................................................          $[___]
[___].....................................................          $[___]
[___].....................................................          $[___]
[___].....................................................          $[___]

     The underwriting agreement provides that the underwriters are obligated, subject to certain conditions in the underwriting agreement, to purchase all of the offered notes if any are not purchased. In certain circumstances, the underwriting agreement may be terminated if there is a default by an underwriter. The underwriting agreement will be governed by and construed in accordance with the laws of the State of New York.

     The underwriters propose to initially offer the offered notes at the public offering price on the cover page of this prospectus supplement and to selling group members at the public offering price less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance. The underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the public offering price and concessions and discounts to broker/dealers may be changed by the representative of the underwriters.

                                                         SELLING     REALLOWANCE
                                                       CONCESSIONS     DISCOUNT
                                                       -----------   -----------
Class [___] notes...................................      [___]%        [___]%

     Commonwealth Bank estimates that the out-of-pocket expenses for this offering will be approximately [___]$[___]. Certain of these expenses will be reimbursed by the underwriters on the closing date.

     The underwriters have informed Commonwealth Bank and the manager that the underwriters do not expect discretionary sales by them to exceed 5% of the principal balance of the offered notes.

     The offered notes are a new issue of securities with no established trading market. One or more of the underwriters intends to make a secondary market for the offered notes. However, they are not obligated to do so and may discontinue making a secondary market for the offered

                                      S-96

notes at any time without notice. No assurance can be given as to how liquid the trading market for the offered notes will be.

     The representative, on behalf of the underwriters, may engage in transactions that stabilize, maintain or otherwise affect the price of the offered notes. The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. In this regard:

     o    Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position;

     o    Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum;

     o    Syndicate covering transactions involve purchases of the offered notes in the open market after the distribution has been completed in order to cover syndicate short positions; and

     o    Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the offered notes originally sold by a syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

     Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the offered notes to be higher than it would otherwise be in the absence of these transactions. These transactions, if commenced, may be discontinued at any time.

     [Commonwealth Bank, an affiliate of the manager, is not registered as a broker-dealer in the United States. Commonwealth Bank will participate in the distribution of the offered notes in the United States through Commonwealth
Bank, New York Branch acting as agent for Commonwealth Bank, in reliance on federal and state banking and securities laws, regulations and interpretive positions allowing banks to offer and sell mortgage-backed securities representing interests in mortgage assets originated or purchased by the banking organization offered notes.]

     Pursuant to the underwriting agreement, the manager, Commonwealth Bank and the issuer trustee have agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to certain payments which the underwriters may be responsible for.

     In the ordinary course of its business, some of the underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with Commonwealth Bank and its affiliates.

     [[____] is an affiliate of [____], [one of] the currency swap provider[s].]

     [The primary source of information available to investors concerning the offered notes will be the quarterly statements discussed in the accompanying prospectus under "Description of the Offered Notes--Reports to Holders of the
Offered Notes" and in this prospectus supplement

                                      S-97

under "Description of the Offered Notes--Reports to Noteholders," which will include information as to the outstanding principal balance of the offered notes. There can be no assurance that any additional information regarding the offered notes will be available through any other source. In addition, the manager is not aware of any source through which price information about the offered notes will be available on an ongoing basis. The limited nature of this information regarding the offered notes may adversely affect the liquidity of the offered notes, even if a secondary market for the offered notes becomes available.]

OFFERING RESTRICTIONS

UNITED KINGDOM

     Each underwriter has agreed that:

     o    it has complied with and will comply with all applicable provisions of the FSMA, with respect to anything done by it in relation to the offered notes in, from or otherwise involving the United Kingdom; and

     o    it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any offered note in circumstances in which section 21(1) of the FSMA does not apply to the issuer trustee.

AUSTRALIA

     Each underwriter has agreed that it will not sell offered notes to, or invite or induce offers for the offered notes from, any person identified as an offshore associate of the issuer trustee, Commonwealth Bank of Australia [,
[Homepath] or [name of any other originator(s)]] in the underwriting agreement or any other offshore associate from time to time specified in writing to the relevant underwriter by the issuer trustee, Commonwealth Bank of Australia [,
[Homepath] or [name of any other originator(s)]] and the manager respectively.

OTHER JURISDICTIONS

     The distribution of this prospectus supplement and the prospectus and the offering and sale of the offered notes in certain other foreign jurisdictions may be restricted by law. The offered notes may not be offered or sold, directly or indirectly, and neither this prospectus nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under all applicable laws and regulations. Each underwriter has agreed to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers offered notes or possesses or distributes this prospectus supplement, the prospectus or any other offering material.

                            [ADDITIONAL INFORMATION]

     [The description in this prospectus supplement of the housing loan pool and the mortgaged properties is based upon the housing loan pool as constituted at the close of business

                                      S-98

on the cut-off date. Prior to the issuance of the offered notes, housing loans may be removed from the housing loan pool as a result of incomplete or defective documentation, or if it determined that the housing loan does not satisfy the characteristics described in this prospectus supplement. A limited number of other housing loans may be added to the housing loan pool prior to the issuance of the offered notes in substitution for removed housing loans. The information in this prospectus supplement will be substantially representative of the characteristics of the housing loan pool as it will be constituted at the time the offered notes are issued, although the range of mortgage rates and maturities and some other characteristics of the housing loans in the housing loan pool may vary. In the event housing loans are removed from or added to the housing loan pool after the date hereof prior to the closing and any material pool characteristics of the actual housing loan pool differ by 5% or more from the description of the housing loan pool in this prospectus supplement, a current report on Form 8-K describing the final housing loan pool will be filed with the Securities and Exchange Commission in a timely manner after the closing date.

     A current report on Form 8-K will be available to purchasers of the offered notes and will be filed by the manager, as depositor, in respect of the issuing entity, in its own name, together with the note trust deed, supplementary terms notice and security trust deed, with the Securities and Exchange Commission in a timely manner after the initial issuance of the offered notes.]

                      [LEGAL ASPECTS OF THE HOUSING LOANS]

     [Any legal aspects of the housing loans not covered in the accompanying prospectus will be explained in this section.]

                 [UNITED STATES FEDERAL INCOME TAX CONSEQUENCES]

     The offered notes will be characterized as debt for U.S. federal income tax purposes. See "United States Federal Income Tax Matters" in the accompanying prospectus.

     [Any additional United States federal income tax consequences for each series will be explained in this section.]

                               [LEGAL INVESTMENT]

     [Any additional legal investment considerations for a series will be explained in this section.]

                              ERISA CONSIDERATIONS

     Subject to the restrictions described in "ERISA Considerations" in the accompanying prospectus, the offered notes are eligible for purchase by employee benefit plans. By its acquisition of an offered note, each investor shall be deemed to represent and warrant that either (i) it is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to the provisions of
Title I of ERISA, a "plan" as described in Section 4975(e)(1) of the Code, any entity whose underlying assets include plan assets of any of the foregoing or any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code or (ii) its purchase and holding of the offered note will not result in a non-exempt prohibited

                                      S-99

transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar applicable law. See "ERISA Considerations" in the accompanying prospectus.

                            [BOOK ENTRY REGISTRATION]

     [Any additional book entry considerations will be explained in this section.]

                              [GENERAL INFORMATION]

     [Insert any information required for any applicable non-U.S.
jurisdictions.]

                        EXCHANGE CONTROLS AND LIMITATIONS

RESERVE BANK OF AUSTRALIA APPROVAL

     [Under Australian foreign exchange controls, which may change in the future, payments by a person in Australia to, by order of or on behalf of the following payees may only be made with Reserve Bank of Australia approval:

     o    the Embassy or Consulate-General of the Federal Republic of Yugoslavia
          (in respect of any amount in excess of $100,000);

     o    the Narodna Banka Jugoslavije (including Banque Nationale de
          Yugoslavie) (in respect of any amount in excess of A$ 100,000); or

     o    certain other persons and entities listed in instruments issued under the Australian Banking (Foreign Exchange) Regulations and published on behalf of the Reserve Bank of Australia in the Commonwealth of
          Australia Gazette on October 24, 2001.

     Reserve Bank of Australia approval is also required in relation to the taking or sending out of Australia by a person of any Australian currency derived or generated from property, securities or funds owed or controlled directly or indirectly or otherwise relating to payments directly or indirectly to, or for the benefit of, certain ministers and senior officials of the government of Zimbabwe as listed in instruments issued under the Australian
Banking (Foreign Exchange) Regulations and published on behalf of the Reserve
Bank of Australian in the Commonwealth of Australia Gazette on December 11, 2002
and November 30, 2005.

     Reserve Bank of Australia approval is also required in relation to the buying, borrowing, selling, lending or exchanging of foreign currency where that transaction relates to property, securities or funds owned or controlled directly or indirectly by, or otherwise relating to payments directly or indirectly to, or for the benefit of certain persons associated with the
Democratic People's Republic of Korea, listed in the Commonwealth of Australia
Gazette No. S176 dated September 19, 2006.

                                      S-100

AUSTRALIAN MINISTERIAL APPROVAL

     Additionally, under Part 4 of the Australian Charter of the United Nations
Act 1945 and the Australian Charter of United Nations (Terrorism and Dealings
with Assets) Regulations 2002 the approval of the Australian Minister for
Foreign Affairs, or the Minister's delegate, is required with respect to certain payments and actions in relation to an asset proscribed or listed under, or which is owned or controlled directly or indirectly by a person or entity proscribed or listed under those Regulations or is an asset derived or generated from such assets (proscribed persons presently include, amongst others, the
Taliban, Usama bin Laden, a member of the Al-Qaida organisation and other persons and entities connected with them). The Australian Department for Foreign
Affairs and Trade maintains a consolidated list of all such proscribed and listed persons and entities, which is publicly available on its website. The identity of such proscribed persons or entities under those regulations may change in the future.

     Under Part 4 of the Australian Charter of the United Nations Act 1945 and
the Iraq (Reconstruction and Repeal of Sanctions) Regulations 2003, the approval of the Minister for Foreign Affairs, or the Minister's delegate, is required with respect to certain payments and actions in relation to certain Iraqi assets, assets acquired by certain Iraqis and assets derived or generated from such assets.

     Under Part 4 of the Australian Charter of the United Nations Act 1945 and
the Charter of the United Nations (Sanctions - Liberia) Regulations 2002 the
assets owned or controlled by certain persons or entities as listed by the
Security Council Committee, as established pursuant to United Nations Security
Council Resolution 1521 (2003), are frozen. Under the Charter of the United
Nations (Sanctions Liberia) Regulations 2002, it an offence to engage in dealings with or to facilitate dealings with such frozen assets or to give any asset to such listed persons or entities.]

                                  AUTHORIZATION

     The issuer trustee has obtained all necessary consents, approvals and authorizations in connection with the issue and performance of the offered notes. The issue of the offered notes has been authorized by the resolutions of the board of directors of [Perpetual Trustee Company Limited] passed on [___].

                                   LITIGATION

     [Commonwealth Bank of Australia, Securitisation Advisory Services Pty
Limited, Homepath Pty Limited, Perpetual Trustee Company Limited, The Bank of
New York, P.T. Limited and the issuing entity are not, and have not been, involved in any litigation, arbitration or governmental proceedings that may have, or have had during the twelve months preceding the date of this prospectus supplement, a significant effect on their financial position nor, so far as they are aware, are any such litigation, arbitration or governmental proceedings pending or threatened.]

                         [LISTING ON THE [___] EXCHANGE]

                  [Description of any application for listing.]

                                      S-101

                  [DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG]

     The offered notes have been accepted for clearance through [DTC, Euroclear and Clearstream, Luxembourg] with the following [CUSIP numbers, ISINs and Common
Codes]:

                                                [CUSIP]   [ISIN]   [COMMON CODE]
                                                -------   ------   -------------
Class [__] notes                                 [___]     [___]       [___]
Class [__] notes                                 [___]     [___]       [___]

                                      S-102

                                  ANNOUNCEMENT

     By distributing or arranging for the distribution of this prospectus supplement to the underwriters and the persons to whom this prospectus supplement and the accompanying prospectus are distributed, the issuer trustee announces to the underwriters and each such person that:

     o    the offered notes will initially be issued in the form of book-entry notes and will be held by Cede & Co., as nominee of DTC;

     o    in connection with the issue, DTC will confer rights in the offered notes to the noteholders and will record the existence of those rights; and

     o    as a result of the use of the offered notes in this manner, these rights will be created.

                              RATINGS OF THE NOTES

     The issuance of the offered notes [and Class [___] notes] will be conditioned on obtaining a rating of [___] by [___]. You should independently evaluate the security ratings of each class of notes from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities. A rating does not address the market price or suitability of the offered notes for you. A rating may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date of the notes.

     The ratings of the offered notes will be based on several factors including the creditworthiness of the housing loans, the subordination provided by the
Class [B] notes with respect to the Class [___] [and [___] notes], the availability of excess available income after payment of interest on the notes and the trust's expenses, the mortgage insurance policies, the availability of the liquidity facility and principal draws, the creditworthiness of the swap providers and the mortgage insurers and the foreign currency rating of
Australia.

     The Commonwealth of Australia's current foreign currency long term debt rating is AAA by S&P, Aaa by Moody's and AA+ by Fitch Ratings. In the context of an asset securitization, the foreign currency rating of a country reflects, in general, a rating agency's view of the likelihood that cash flow on the assets in such country's currency will be permitted to be sent outside of that country.
None of the rating agencies have been involved in the preparation of this prospectus supplement and the accompanying prospectus.

                                    [EXPERTS]

     [The consolidated financial statements of [insert entity] and its subsidiaries incorporated by reference in this prospectus supplement for the years ended [insert date] have been audited by [insert auditor], an independent registered public accounting firm. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.]

                                      S-103

                                  LEGAL MATTERS

     Mayer, Brown, Rowe & Maw LLP, New York, New York, will pass upon some legal matters with respect to the offered notes, including the material U.S. federal income tax matters, for Commonwealth Bank and Securitisation Advisory Services
Pty Limited. Clayton Utz, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the offered notes for Commonwealth Bank and Securitisation Advisory Services Pty Limited. [___]
will pass upon some legal matters for the underwriters. [[___] will pass upon some legal matter for [___].]

                                      S-104

                                    DIRECTORY

                          SPONSOR, DEPOSITOR AND MANAGER
                 [SECURITISATION ADVISORY SERVICES PTY LIMITED]
                           [Level 7, 48 Martin Place,
                       Sydney, New South Wales, Australia]

                                    SERVICER
                         COMMONWEALTH BANK OF AUSTRALIA
                           [Level 7, 48 Martin Place,
                       Sydney, New South Wales, Australia]

                                 ISSUER TRUSTEE
                       [PERPETUAL TRUSTEE COMPANY LIMITED]
                           [Level 12, 123 Pitt Street
                       Sydney, New South Wales, Australia]

                                SECURITY TRUSTEE
                                 [P.T. LIMITED]
                           [Level 12, 123 Pitt Street
                       Sydney, New South Wales, Australia]

                      NOTE TRUSTEE, PRINCIPAL PAYING AGENT,
                     AGENT BANK AND US DOLLAR NOTE REGISTRAR
                                      [___]
                     [___]AUSTRALIAN COUNSEL TO THE MANAGER
                                   CLAYTON UTZ
                                   Level 19-35
                             No. 1 O'Connell Street
                       Sydney, New South Wales, Australia

UNITED STATES COUNSEL TO                              UNITED STATES COUNSEL TO
       THE MANAGER                                        THE UNDERWRITERS
          [___]                                                 [___]

UNITED STATES COUNSEL TO                                AUSTRALIAN COUNSEL TO
    THE NOTE TRUSTEE                                     THE ISSUER TRUSTEE
          [___]                                                 [___]

  AUSTRALIAN COUNSEL TO                             UK COUNSEL TO THE JOINT LEAD
    THE NOTE TRUSTEE                                MANAGERS AND THE CO-MANAGERS
          [___]                                                 [___]

                                      S-105

                                    GLOSSARY

     Additional definitions of capitalized terms used in this prospectus supplement can be found under the caption "Glossary" in the accompanying prospectus. When a capitalized term is both defined below and in the accompanying prospectus, the definition below will apply for the purpose of this prospectus supplement and the accompanying prospectus in relation to the offered notes.

A$ CLASS [__] FLOATING
AMOUNT........................   see page [__].

[ACCRUED INTEREST
ADJUSTMENT]...................   [means the amount of interest accrued on the
                                 housing loans for, and any fees in relation to
                                 the housing loans falling due for payment
                                 during, the period commencing on and including
                                 the date on which interest is debited to the
                                 relevant housing loan accounts by the servicer
                                 for that housing loan immediately prior to the
                                 Cut-Off Date and ending on but excluding the
                                 Closing Date and any accrued interest and fees
                                 due but unpaid in relation to the housing loan
                                 prior to the date that interest is debited to
                                 the relevant housing loan accounts.]

[ADJUSTED STATED AMOUNT]......   [means, in relation to the Class [__] notes,
                                 the A$ equivalent (based on the [insert
                                 relevant exchange rate]) of the Stated Amount
                                 of the Class [__] notes [less any Class [__]
                                 Principal Carryover Amount, in relation to the
                                 Class [__] notes the A$ equivalent (based on
                                 the [insert relevant exchange rate]) of the
                                 Stated Amount of the Class [__] notes less any
                                 Class [__] Principal Carryover Amount, in
                                 relation to the Class [B] notes the Stated
                                 Amount of the Class [B] notes less any Class
                                 [B] Principal Carryover Amount and in relation
                                 to the redraw bonds the Stated Amount of such
                                 redraw bonds less any Redraw Bond Principal
                                 Carryover Amount attributable to that Redraw
                                 Bond].]

[AUTHORIZED SHORT-TERM
INVESTMENTS]..................   [means:

                                 (a)  bonds, debentures, stock or treasury bills
                                      issued by or notes or other securities
                                      issued by the Commonwealth of Australia or
                                      the government of any State or Territory
                                      of the Commonwealth of Australia;

                                 (b)  deposits with, or the acquisition of
                                      certificates of deposit issued by, an ADI;

                                      S-106

                                 (c)  bills of exchange, which at the time of
                                      acquisition have a maturity date of not
                                      more than 200 days and which have been
                                      accepted, drawn on or endorsed by an ADI
                                      and provide a right of recourse against
                                      that ADI by a holder in due course who
                                      purchases them for value;

                                 (d)  debentures or stock of any public
                                      statutory body constituted under the laws
                                      of the Commonwealth of Australia or any
                                      State or Territory of the Commonwealth
                                      where the repayment of the principal
                                      secured and the interest payable on that
                                      principal is guaranteed by the
                                      Commonwealth or the State or Territory;

                                 (e)  securities which are "mortgage-backed
                                      securities" within the meaning of the
                                      Duties Act 1997 (NSW), the Duties Act 2000
                                      (VIC), the Duties Act 2001 (QLD) and the
                                      Duties Act 2001 (Tas); or

                                 (f)  any other investments which are specified
                                      as Authorized Short-Term Investments in
                                      the Series Supplement relating to the
                                      Series Trust,

                                 in each case denominated in Australian
                                 Dollars.]

AVAILABLE INCOME AMOUNT.......   see page [__].

AVAILABLE PRINCIPAL AMOUNT....   see page [__].

CLASS [__] PRINCIPAL
CARRYOVER AMOUNT..............   [insert definition].

[CLASS [B] PRINCIPAL CARRYOVER
AMOUNT........................   [insert definition]]

FINANCE CHARGE COLLECTIONS....   see page [__].

[FITCH RATINGS................   Fitch Australia Pty Limited (ABN 93 081 339
                                 184).

[INCOME CARRYOVER AMOUNT......   see page [__].]

MORTGAGE INSURANCE INCOME
PROCEEDS......................   see page [__].

MORTGAGE INSURANCE PRINCIPAL
PROCEEDS......................   see page [__].

                                     S-107

NET SCHEDULED PRINCIPAL
AMOUNT........................   see page [__].

NET UNSCHEDULED PRINCIPAL
AMOUNT........................   see page [__].

PRINCIPAL CHARGE-OFF
REIMBURSEMENT.................   see page [__].

PRINCIPAL COLLECTIONS.........   see page [__].

[Principal Draw...............   see page [__].]

[PRINCIPAL DRAW
REIMBURSEMENT.................   see page [__].]

[QUARTERLY] PAYMENT DATE......   see page [__].

[REDRAW BOND AMOUNT...........   see page [__].]

STANDARD & POOR'S.............   Standard & Poor's (Australia) Pty Limited ABN
                                 62 007 324 852.

[INSERT DEFINITION(S) FOR
RELEVANT CURRENCY
DENOMINATION(S) FOR THE
NOTES.........................   means [__].]

[INSERT DEFINITION(S) FOR
RELEVANT REFERENCE RATE(S)....   means [__].]

SECURED CREDITORS.............   see page [__].

STANDBY REDRAW FACILITY
ADVANCE.......................   see page [__].

STEPDOWN CONDITIONS...........   [Insert definition of Stepdown Conditions]

STEPDOWN PERCENTAGE...........   [Insert definition of Stepdown Percentage.]

STEP-UP DATE..................   see page [__].

SUPPORT FACILITY..............   [means the currency swap[s], the basis swap[s],
                                 the fixed rate swap[s], the liquidity facility,
                                 the standby redraw facility and the mortgage
                                 insurance policies.]

[Insert other definitions.]

                                     S-108

        APPENDIX A - HOUSING LOAN INFORMATION POOL PROFILE BY ORIGINATOR

                                                                                               WEIGHTED
                                                                  WEIGHTED      WEIGHTED       AVERAGE
                                        TOTAL LOAN     % BY       AVERAGE        AVERAGE       TERM TO
                               NO. OF    BALANCE       LOAN    INTEREST RATE   CURRENT LTV     MATURITY
          ORIGINATOR            LOANS      (A$)      BALANCE        (%)            (%)       (IN MONTHS)
----------------------------   ------   ----------   -------   -------------   -----------   -----------

Commonwealth Bank...........   [____]     [____]     [____]%      [____]%        [____]%        [____]
Homepath....................   [____]     [____]     [____]%      [____]%        [____]%        [____]
[Name of other Seller(s)]...   [____]     [____]     [____]%      [____]%        [____]%        [____]
                               ------     ------     ------       ------         ------         ------
TOTAL.......................   [____]     [____]     [____]%      [____]%        [____]%        [____]
                               ======     ======     ======       ======         ======         ======

                                       A-1

                         YEAR OF ORIGINATION (QUARTERLY)

                                                                                 AVERAGE
                                     TOTAL SECURITY   TOTAL LOAN    WEIGHTED      LOAN       % BY
                                       VALUATIONS      BALANCE     AVERAGE LTV   BALANCE     LOAN
YEAR OF ORIGINATION   NO. OF LOANS        (A$)           (A$)          (%)        (A$)     BALANCE
-------------------   ------------   --------------   ----------   -----------   -------   -------

Pre 1996...........      [____]          [____]         [____]       [____]%      [____]   [____]%
1996 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
1996 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
1996 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
1996 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
1997 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
1997 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
1997 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
1997 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
1998 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
1998 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
1998 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
1998 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
1999 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
1999 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
1999 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
1999 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2000 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
2000 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
2000 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
2000 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2001 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
2001 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
2001 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
2001 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2002 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
2002 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
2002 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
2002 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2003 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
2003 Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
2003 Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
2003 Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2004 Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
2004-Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
2004-Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
2004-Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2005-Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
2005-Q2............      [____]          [____]         [____]       [____]%      [____]   [____]%
2005-Q3............      [____]          [____]         [____]       [____]%      [____]   [____]%
2005-Q4............      [____]          [____]         [____]       [____]%      [____]   [____]%
2006-Q1............      [____]          [____]         [____]       [____]%      [____]   [____]%
                         [____]          [____]         [____]       [____]%      [____]   100.00%
                         ======          ======         ======       ======       ======   ======

                                       A-2

                   POOL PROFILE BY GEOGRAPHIC DISTRIBUTION(1)

                                        TOTAL SECURITY   TOTAL LOAN     WEIGHTED       AVERAGE
                               NO. OF     VALUATIONS       BALANCE    AVERAGE LTV   LOAN BALANCE       % BY
            REGION             LOANS         (A$)           (A$)          (%)           (A$)       LOAN BALANCE
----------------------------   ------   --------------   ----------   -----------   ------------   ------------

AUSTRALIAN CAPITAL TERRITORY
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%

NEW SOUTH WALES
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Other.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
                                [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====

QUEENSLAND
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Non Metro - Gold Coast......    [___]        [___]          [___]       [___]%         [___]          [___]%
Non Metro - Sunshine........    [___]        [___]          [___]       [___]%         [___]          [___]%
Non Metro Other.............    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
                                [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====
VICTORIA
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Other.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
                                [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====
WESTERN AUSTRALIA
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Other.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
                                [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====
SOUTH AUSTRALIA
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Other.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
                                [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====
NORTHERN TERRITORY
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Other.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
                                [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====
TASMANIA                        [___]        [___]          [___]       [___]%         [___]          [___]%
Metro.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
Other.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                -----        -----          -----       -----          -----          -----
TOTAL.......................    [___]        [___]          [___]       [___]%         [___]          [___]%
                                =====        =====          =====       =====          =====          =====

(1)  Geographic distributions are split by State or Territory and by metropolitan (metro) or country (other). Metro areas comprise the city and surrounding suburbs of the capital city of each State or Territory and
     Other comprise all other areas.

                                       A-3

                       POOL PROFILE BY BALANCE OUTSTANDING

                                          TOTAL                              AVERAGE
                                         SECURITY    TOTAL LOAN   WEIGHTED     LOAN      % BY
                               NO. OF   VALUATIONS    BALANCE      AVERAGE   BALANCE     LOAN
  CURRENT LOAN BALANCE (A$)     LOANS      (A$)         (A$)       LTV (%)     (A$)    BALANCE
----------------------------   ------   ----------   ----------   --------   -------   -------

50,000.01 to <= 100,000.....    [___]      [___]        [___]      [___]%     [___]     [___]%
100,001.01 to <= 150,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
150,001.01 to <= 200,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
100,001.01 to <= 250,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
250,001.01 to <= 300,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
300,001.01 to <= 350,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
350,001.01 to <= 400,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
400,001.01 to <= 450,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
450,001.01 to <= 500,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
500,001.01 to <= 550,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
550,001.01 to <= 600,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
600,001.01 to <= 650,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
650,001.01 to <= 700,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
700,001.01 to <= 750,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
750,001.01 to <= 800,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
800,001.01 to <= 850,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
850,001.01 to <= 900,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
900,001.01 to <= 950,000....    [___]      [___]        [___]      [___]%     [___]     [___]%
950,001.01 to <= 1,000,000..    [___]      [___]        [___]      [___]%     [___]     [___]%
                                -----      -----        -----      -----      -----     -----
TOTAL ......................    [___]      [___]        [___]      [___]%     [___]     [___]%
                                =====      =====        =====      =====      =====     =====

                                       A-4

                    POOL PROFILE BY LOAN TO VALUE RATIO (LTV)

                                       TOTAL                              AVERAGE
                                      SECURITY    TOTAL LOAN   WEIGHTED     LOAN      % BY
                            NO. OF   VALUATIONS    BALANCE      AVERAGE   BALANCE     LOAN
CURRENT LOAN BALANCE (A$)    LOANS      (A$)         (A$)       LTV (%)     (A$)    BALANCE
-------------------------   ------   ----------   ----------   --------   -------   -------

0.00 to <= 5.00..........    [___]      [___]        [___]      [___]%     [___]     [___]%
5.01 to <= 10.00.........    [___]      [___]        [___]      [___]%     [___]     [___]%
10.01 to <= 15.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
15.01 to <= 20.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
20.01 to <= 25.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
25.01 to <= 30.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
30.01 to <= 35.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
35.01 to <= 40.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
40.01 to <= 45.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
45.01 to <= 50.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
50.01 to <= 55.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
55.01 to <= 60.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
60.01 to <= 65.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
65.01 to <= 70.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
70.01 to <= 75.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
75.01 to <= 80.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
80.01 to <= 85.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
85.01 to <= 90.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
90.01 to <= 95.00........    [___]      [___]        [___]      [___]%     [___]     [___]%
                             -----      -----        -----      -----      -----     -----
TOTAL ...................    [___]      [___]        [___]      [___]%     [___]     [___]%
                             =====      =====        =====      =====      =====     =====

                                       A-5

                        POOL PROFILE BY YEAR OF MATURITY

                               TOTAL SECURITY                   WEIGHTED       AVERAGE
                                 VALUATIONS      TOTAL LOAN    AVERAGE LTV   LOAN BALANCE   % BY LOAN
MATURITY YEAR   NO. OF LOANS        (A$)        BALANCE (A$)       (%)           (A$)        BALANCE
-------------   ------------   --------------   ------------   -----------   ------------   ---------

2004.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2005.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2006.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2007.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2008.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2009.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2010.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2011.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2012.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2013.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2014.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2015.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2016.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2017.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2018.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2019.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2020.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2021.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2022.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2023.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2024.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2025.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2026.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2027.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2028.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2029.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2030.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2031.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2032.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2033.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2034.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2035.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2036.........       [___]           [___]           [___]         [___]%         [___]        [___]%
2037.........       [___]           [___]           [___]         [___]%         [___]        [___]%
                    -----           -----           -----         -----          -----        -----
Total........       [___]           [___]           [___]         [___]%         [___]        [___]%
                    =====           =====           =====         =====          =====        =====

                                       A-6

                     POOL PROFILE BY PROPERTY OWNERSHIP TYPE

                                                   TOTAL
                                                 SECURITY                   WEIGHTED     AVERAGE
                                                VALUATIONS    TOTAL LOAN     AVERAGE       LOAN       % BY LOAN
          LOAN PURPOSE           NO. OF LOANS      (A$)      BALANCE (A$)    LTV (%)   BALANCE (A$)    BALANCE
------------------------------   ------------   ----------   ------------   --------   ------------   ---------

Owner Occupied................       [___]         [___]         [___]       [___]%        [___]        [___]%
Investment....................       [___]         [___]         [___]       [___]%        [___]        [___]%
                                     -----         -----         -----       -----         -----        -----
TOTAL.........................       [___]         [___]         [___]       [___]%        [___]        [___]%
                                     =====         =====         =====       =====         =====        =====

                          POOL PROFILE BY AMORTIZATION

                                                   TOTAL
                                                 SECURITY                   WEIGHTED     AVERAGE
                                                VALUATIONS    TOTAL LOAN     AVERAGE       LOAN       % BY LOAN
        PAYMENT TYPE             NO. OF LOANS      (A$)      BALANCE (A$)    LTV (%)   BALANCE (A$)    BALANCE
------------------------------   ------------   ----------   ------------   --------   ------------   ---------

Principal and Interest........       [___]         [___]         [___]       [___]%        [___]        [___]%
Interest only.................       [___]         [___]         [___]       [___]%        [___]        [___]%
                                     -----         -----         -----       -----         -----        -----
TOTAL.........................       [___]         [___]         [___]       [___]%        [___]        [___]%
                                     =====         =====         =====       =====         =====        =====

                          MORTGAGE INSURER DISTRIBUTION

                                                   TOTAL
                                                 SECURITY                   WEIGHTED     AVERAGE
                                                VALUATIONS    TOTAL LOAN     AVERAGE       LOAN         LOAN
         MORTGAGE INSURER        NO. OF LOANS      (A$)      BALANCE (A$)    LTV (%)   BALANCE (A$)   PURPOSE
------------------------------   ------------   ----------   ------------   --------   ------------   -------

[PMI].........................       [___]         [___]         [___]       [___]%        [___]       [___]
[___]%........................       [___]         [___]         [___]       [___]%        [___]       [___]
[HLIC Insurance (LMI)]........       [___]         [___]         [___]       [___]%        [___]       [___]%
[GEMI (LMI)]..................       [___]         [___]         [___]       [___]%        [___]       [___]%
                                     -----         -----         -----       -----         -----       -----
TOTAL.........................       [___]         [___]         [___]       [___]%        [___]       [___]%
                                     =====         =====         =====       =====         =====       =====

                                       A-7

                             POOL PROFILE BY PRODUCT

                                                   TOTAL
                                                 SECURITY                   WEIGHTED     AVERAGE        % BY
                                                VALUATIONS     TOTAL LOAN    AVERAGE       LOAN         LOAN
          LOAN TYPE              NO. OF LOANS      (A$)       BALANCE (A$)   LTV (%)   BALANCE (A$)   BALANCE
------------------------------   ------------   ----------   ------------   --------   ------------   -------

STANDARD VARIABLE RATE LOAN
[AND FIXED RATE LOANS]
[1 yr fixed]..................       [___]         [___]         [___]       [___]%        [___]       [___]%
[2 yr fixed]..................       [___]         [___]         [___]       [___]%        [___]       [___]%
[3 yr fixed]..................       [___]         [___]         [___]       [___]%        [___]       [___]%
[4 yr fixed]..................       [___]         [___]         [___]       [___]%        [___]       [___]%
[5 yr fixed]..................       [___]         [___]         [___]       [___]%        [___]       [___]%
ECONOMISER                           [___]         [___]         [___]       [___]%        [___]       [___]%
RATE SAVER                           [___]         [___]         [___]       [___]%        [___]       [___]%
                                     -----         -----         -----       -----         -----       -----
TOTAL.........................       [___]         [___]         [___]       [___]%        [___]       [___]%
                                     =====         =====         =====       =====         =====       =====

                     DISTRIBUTION BY CURRENT INTEREST RATES

                                               TOTAL
                                             SECURITY                   WEIGHTED     AVERAGE        % BY
                                  NO. OF    VALUATIONS    TOTAL LOAN     AVERAGE       LOAN         LOAN
          CURRENT RATE (%)       ACCOUNTS      (A$)      BALANCE (A$)    LTV (%)   BALANCE (A$)   BALANCE
------------------------------   --------   ----------   ------------   --------   ------------   -------

5.00 to <= 5.50...............     [___]       [___]         [___]       [___]%        [___]       [___]%
5.51 to <= 6.00...............     [___]       [___]         [___]       [___]%        [___]       [___]%
6.00 to <= 6.50...............     [___]       [___]         [___]       [___]%        [___]       [___]%
6.51 to <= 7.00...............     [___]       [___]         [___]       [___]%        [___]       [___]%
7.00 to <= 7.50...............     [___]       [___]         [___]       [___]%        [___]       [___]%
7.51 to <= 8.00...............     [___]       [___]         [___]       [___]%        [___]       [___]%
8.00 to <= 8.50...............     [___]       [___]         [___]       [___]%        [___]       [___]%
8.51 to <= 9.00...............     [___]       [___]         [___]       [___]%        [___]       [___]%
                                   -----       -----         -----       -----         -----       -----
TOTAL.........................     [___]       [___]         [___]       [___]%        [___]       [___]%
                                   =====       =====         =====       =====         =====       =====

                                       A-8

               HISTORIC DELINQUENCY EXPERIENCE REGARDING THE POOL

NUMBER OF DELINQUENT LOANS:        JAN 2003  FEB 2003  MAR 2003  APR 2003  MAY 2003  JUN 2003
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]      [__]      [__]      [__]      [__]      [__]
31 to 60 days....................    [__]      [__]      [__]      [__]      [__]      [__]
61 to 90 days....................    [__]      [__]      [__]      [__]      [__]      [__]
91 to 120 days...................    [__]      [__]      [__]      [__]      [__]      [__]
121 days or more.................    [__]      [__]      [__]      [__]      [__]      [__]
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]      [__]      [__]      [__]      [__]      [__]
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JUL 2003  AUG 2003  SEP 2003  OCT 2003  NOV 2003  DEC 2003
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]      [__]      [__]      [__]      [__]      [__]
31 to 60 days....................    [__]      [__]      [__]      [__]      [__]      [__]
61 to 90 days....................    [__]      [__]      [__]      [__]      [__]      [__]
91 to 120 days...................    [__]      [__]      [__]      [__]      [__]      [__]
121 days or more.................    [__]      [__]      [__]      [__]      [__]      [__]
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]      [__]      [__]      [__]      [__]      [__]
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JAN 2004  FEB 2004  MAR 2004  APR 2004  MAY 2004  JUN 2004
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]      [__]      [__]      [__]      [__]      [__]
31 to 60 days....................    [__]      [__]      [__]      [__]      [__]      [__]
61 to 90 days....................    [__]      [__]      [__]      [__]      [__]      [__]
91 to 120 days...................    [__]      [__]      [__]      [__]      [__]      [__]
121 days or more.................    [__]      [__]      [__]      [__]      [__]      [__]
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]      [__]      [__]      [__]      [__]      [__]
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JUL 2004  AUG 2004  SEP 2004  OCT 2004  NOV 2004  DEC 2004
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]      [__]      [__]      [__]      [__]      [__]
31 to 60 days....................    [__]      [__]      [__]      [__]      [__]      [__]
61 to 90 days....................    [__]      [__]      [__]      [__]      [__]      [__]
91 to 120 days...................    [__]      [__]      [__]      [__]      [__]      [__]
121 days or more.................    [__]      [__]      [__]      [__]      [__]      [__]
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]      [__]      [__]      [__]      [__]      [__]
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JAN 2005  FEB 2005  MAR 2005  APR 2005  MAY 2005  JUN 2005  JUL 2005
---------------------------------  --------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]      [__]      [__]      [__]      [__]      [__]      [__]
31 to 60 days....................    [__]      [__]      [__]      [__]      [__]      [__]      [__]
61 to 90 days....................    [__]      [__]      [__]      [__]      [__]      [__]      [__]
91 to 120 days...................    [__]      [__]      [__]      [__]      [__]      [__]      [__]
121 days or more.................    [__]      [__]      [__]      [__]      [__]      [__]      [__]
                                     ----      ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]      [__]      [__]      [__]      [__]      [__]      [__]
                                     ====      ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        AUG 2005  SEP 2005  OCT 2005  NOV 2005  DEC 2005  JAN 2006
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]      [__]      [__]      [__]      [__]      [__]
31 to 60 days....................    [__]      [__]      [__]      [__]      [__]      [__]
61 to 90 days....................    [__]      [__]      [__]      [__]      [__]      [__]
91 to 120 days...................    [__]      [__]      [__]      [__]      [__]      [__]
121 days or more.................    [__]      [__]      [__]      [__]      [__]      [__]
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]      [__]      [__]      [__]      [__]      [__]
                                     ====      ====      ====      ====      ====      ====

                                       A-9

         HISTORIC STATISTICAL DELINQUENCY EXPERIENCE REGARDING THE POOL

NUMBER OF DELINQUENT LOANS:        JAN 2003  FEB 2003  MAR 2003  APR 2003  MAY 2003  JUN 2003
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
31 to 60 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
61 to 90 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
91 to 120 days...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
121 days or more.................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JUL 2003  AUG 2003  SEP 2003  OCT 2003  NOV 2003  DEC 2003
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
31 to 60 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
61 to 90 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
91 to 120 days...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
121 days or more.................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JAN 2004  FEB 2004  MAR 2004  APR 2004  MAY 2004  JUN 2004
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
31 to 60 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
61 to 90 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
91 to 120 days...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
121 days or more.................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JUL 2004  AUG 2004  SEP 2004  OCT 2004  NOV 2004  DEC 2004
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
31 to 60 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
61 to 90 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
91 to 120 days...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
121 days or more.................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        JAN 2005  FEB 2005  MAR 2005  APR 2005  MAY 2005  JUN 2005  JUL 2005
---------------------------------  --------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
31 to 60 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
61 to 90 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
91 to 120 days...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
121 days or more.................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ----      ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ====      ====      ====      ====      ====      ====      ====

NUMBER OF DELINQUENT LOANS:        AUG 2005  SEP 2005  OCT 2005  NOV 2005  DEC 2005  JAN 2006
---------------------------------  --------  --------  --------  --------  --------  --------

Not delinquent...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
31 to 60 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
61 to 90 days....................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
91 to 120 days...................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
121 days or more.................    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ----      ----      ----      ----      ----      ----
TOTAL NUMBER OF LOANS OUTSTANDING    [__]%     [__]%     [__]%     [__]%     [__]%     [__]%
                                     ====      ====      ====      ====      ====      ====

                                       B-1

                  SECURITISATION ADVISORY SERVICES PTY LIMITED
                              (ABN 88 064 133 946)
                          SPONSOR, DEPOSITOR AND MANAGER

                              MORTGAGE BACKED NOTES
                      ISSUABLE IN SERIES BY SEPARATE TRUSTS

EACH SERIES OF NOTES:

o    will consist of one or more classes of mortgage backed floating or fixed rate notes representing interests in the assets of a trust;

o    may consist of notes denominated in US dollars, Australian dollars or any other currency specified in the accompanying prospectus supplement for a trust;

o    will receive principal and interest only from payments collected on the assets of the related trust;

o    will not be insured or guaranteed by any government agency or instrumentality and will not be the personal obligations of the entity acting as issuer trustee of the related trust or any of its affiliates; and

o    will not represent deposits or other liabilities of Commonwealth Bank of
     Australia, Securitisation Advisory Services Pty Limited or any other member of the Commonwealth Bank group.

EACH TRUST

o    will own a pool of housing loans secured by first ranking mortgages on owner-occupied and non-owner occupied residential properties located in
     Australia;

o    may have rights under insurance policies relating to the housing loans, to amounts on deposit in the trust accounts and income earned on those deposits and to authorized investments of the trust;

o    will include the issuer trustee's rights under the transaction documents for that trust; and

o    may include housing loans subject to redraws or further advances.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                    THE DATE OF THIS PROSPECTUS IS [_] 2006.

                                                                            PAGE
                                                                            ----
Important Notice About Information Presented in this Prospectus and

                                       ii

                                      iii

                                       iv

         IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                   AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

     For each series, the issuer trustee of that series will issue notes denominated in U.S. dollars, Australian dollars or any other currency specified in the prospectus supplement for that series. The prospectus supplement for a series will specify which class(es) of notes will be offered pursuant to this prospectus and the prospectus supplement for that series and provide details in relation to those notes. This prospectus and the prospectus supplement for a series will also provide details of all other classes of notes to be issued (if any) for that series.

     References in this prospectus to offered notes are to the class(es) of notes specified in the prospectus supplement for a series as being offered by this prospectus and the prospectus supplement for that series. The prospectus supplement for a series may also specify that another class of notes, not offered by that prospectus supplement, is included in the term "offered notes"
for purposes of this prospectus.

     References in this prospectus to Non-offered notes, if any, are to all other classes of notes specified in the prospectus supplement for a series to be issued by the issuer trustee for that series which are not being offered by this prospectus and the prospectus supplement for that series.

     References in this prospectus to notes are to both offered notes and, if any, Non-offered notes.

     A series of offered notes will be described in two separate documents: (1)
this prospectus, which provides general information, some of which may not apply to that particular series of offered notes; and (2) the prospectus supplement for that series, which describes the specific terms of that series of offered notes.

     Neither this prospectus nor any prospectus supplement will contain all of the information included in the registration statement. The registration statement also includes copies of the various agreements referred to in this prospectus and each prospectus supplement. You may obtain copies of these documents for review. See "Available Information".

     Each prospectus supplement for a series will usually include the following information regarding the related series of offered notes:

     o    the currency, principal amount, interest rate, authorized
          denominations and maturity date of each class of offered notes;

     o    the method for calculating the amount of interest and principal to be paid to each class of notes, and the timing and order of priority of such interest and principal payments on the offered notes;

     o    information concerning the pool of housing loans and other assets of the relevant trust;

     o    information regarding the risk factors relating to the offered notes;
          and

     o    the particulars of the plan of payment for the offered notes.

     We include cross-references in this prospectus and in each prospectus supplement to captions where further related discussions appear. The preceding
Table of Contents and the Table of Contents included in each prospectus supplement provide the pages on which these captions are located. You can find definitions of capitalized terms used in this prospectus and each prospectus supplement under the caption "Glossary" in this prospectus and in the relevant prospectus supplement.

     In this prospectus the terms "we", "us" and "our" refer to Securitisation
Advisory Services Pty Limited.

                                CAPITALIZED TERMS

     The capitalized terms used in this prospectus, unless defined elsewhere in this prospectus, have the meanings set forth in the Glossary starting on page
114.

               THE ISSUER TRUSTEE, COMMONWEALTH BANK OF AUSTRALIA
                                 AND THE MANAGER

THE ISSUER TRUSTEE

     Perpetual Trustee Company Limited will act as the issuer trustee for each trust unless the prospectus supplement for a series identifies another entity that will serve as issuer trustee for that series.

     Perpetual Trustee Company Limited was incorporated on September 28, 1886 as
Perpetual Trustee Company (Limited) under the Companies Statute of New South
Wales as a public company. Perpetual Trustee Company (Limited) changed its name to Perpetual Trustee Company Limited on December 14, 1971 and now operates as a limited liability public company under the Australian Corporations Act 2001.
Perpetual Trustee Company Limited has its registered office at Level 12, 123
Pitt Street, Sydney. Perpetual Trustee Company Limited's principal business is the provision of fiduciary, trustee and other commercial services. Perpetual
Trustee Company Limited has obtained an Australian Financial Services License under Part 7.6 of the Australian Corporations Act 2001 (Australian Financial
Services License No. 236643).

     Perpetual Trustee Company Limited has acted as issuer trustee for all of the trusts established under Commonwealth Bank's Securitization Trust Program since 1997.

     The prospectus supplement for a series may specify additional or different details regarding Perpetual Trustee Company Limited or any other entity identified in that prospectus supplement as the issuer trustee for that series.

     The issuer trustee with respect to each series will act as trustee of the related trust and, in such capacity, as issuer of the notes for such series under the terms set out in the transaction documents for that series.

ORIGINATOR AND SERVICER - COMMONWEALTH BANK OF AUSTRALIA

     Commonwealth Bank of Australia, COMMONWEALTH BANK, is responsible for originating and servicing the housing loans relating to the trusts and participated in the structuring of this

                                        2

transaction. For a description of the origination activities of Commonwealth
Bank see "Commonwealth Bank Residential Loan Program". Commonwealth Bank or the
entity specified in the prospectus supplement for a series will be appointed as the initial servicer of the housing loans acquired by each trust. Commonwealth
Bank will also act as originator of the assets acquired by each trust, in addition to any other entity identified in the prospectus supplement for a series as a originator in relation to that series.

     Commonwealth Bank was established in 1911 by an Act of Australia's
Commonwealth Parliament as a government owned enterprise to conduct commercial and savings banking business. For a period it also operated as Australia's central bank until this function was transferred to the Reserve Bank of
Australia in 1959. The process of privatization of Commonwealth Bank was commenced by Australia's Commonwealth Government in 1990 and was completed in
July 1996. Commonwealth Bank is now a public company listed on the Australian
Stock Exchange Limited.

     Commonwealth Bank is one of the four major banks in Australia. It is a provider of integrated financial services including retail, premium, business, corporate and institutional banking, funds management, superannuation, insurance, investment and sharebroking products and services.

     Commonwealth Bank currently files periodic reports with the Securities and
Exchange Commission pursuant to the Exchange Act. The prospectus supplement for a series will specify details of Commonwealth Bank's recent filings of Annual
Reports and where copies may be obtained.

     The Australian banking activities of Commonwealth Bank come under the regulatory supervision of the Australian Prudential Regulation Authority, which is responsible (with the Reserve Bank of Australia) for the maintenance of the overall stability of the Australian financial system. Commonwealth Bank's registered office is at Level 7, 48 Martin Place, Sydney, NSW 2000. Commonwealth
Bank maintains a World Wide Web site at the address
"http://www.commbank.com.au". For a further description of the business operations of Commonwealth Bank, see "The Servicer" in the related prospectus supplement.

     As described below under "Description of the Trusts - Commonwealth Bank
Securitization Trust Program", Commonwealth Bank has been engaged in the securitization of its assets since 1997.

     The prospectus supplement for a series may specify additional or different details regarding Commonwealth Bank.

THE MANAGER

     Securitisation Advisory Services Pty Limited will be appointed as manager for each trust on the terms set out in the master trust deed and the related series supplement.

     Securitisation Advisory Services Pty Limited is a wholly owned subsidiary of Commonwealth Bank. It is a proprietary company established under the laws of
Australia. Its principal business activity is the management of securitization trusts established under Commonwealth Bank's Medallion Program and the management of other securitization programs established by Commonwealth Bank or its clients.

                                        3

     The prospectus supplement for a series may specify additional or different details regarding Securitisation Advisory Services Pty Limited.

     The manager has obtained an Australian Financial Services License under
Part 7.6 of the Australian Corporations Act 2001 (Australian Financial Services
License No. 241216). The manager's registered office is at Level 7, 48 Martin
Place Sydney NSW 2000.

                            DESCRIPTION OF THE TRUSTS

COMMONWEALTH BANK SECURITIZATION TRUST PROGRAM

     Commonwealth Bank established its Medallion Trust Program pursuant to a master trust deed dated October 8, 1997 for the purpose of enabling Perpetual
Trustee Company Limited, as trustee of each trust established pursuant to the
Medallion Trust Program, to invest in pools of assets originated by or purchased from time to time from Commonwealth Bank, its subsidiaries and/or other persons.
Trusts under the Medallion Trust Program may also be established under other master trust deeds, entered into in the future, if so specified in the relevant prospectus supplement for the trust and, if so specified, a reference in this prospectus to the master trust deed will be to the relevant master trust deed for that trust.

ESTABLISHING THE TRUSTS

     The master trust deed provides for the creation of an unlimited number of trusts and may be varied or amended by a series supplement in respect of a corresponding trust. The master trust deed establishes the general framework under which trusts may be established from time to time, with each such trust established under the master trust deed and the corresponding series supplement.
Each trust is separate and distinct from any other trust. The assets of each trust are not available to meet the liabilities of any other trust.

     The detailed terms of each trust established to acquire housing loans will be as set out in the master trust deed and the series supplement relating to that trust.

     Each series supplement, which supplements the general framework under the master trust deed with respect to a trust established to acquire housing loans, will do, amongst other things, the following:

     o    specify the details of the series of notes other than for the offered notes which will be contained in the corresponding note trust deed and the note terms and conditions annexed to the offered notes for that series;

     o    establish the cash flow allocation;

     o    set out the mechanism for the acquisition of the pool of housing loans by the related trust and contain various representations and warranties by Commonwealth Bank in relation to the housing loans;

     o    contains the appointment of the initial servicer of the housing loans and the various powers, discretions, rights, obligations and protections of the initial servicer in this role;

                                        4

     o    provide for the beneficial ownership of the trust by one or more unitholders; and

     o    specify a number of ancillary matters associated with the operation of the related trust and the housing pool such as the arrangements regarding the operation of the collections account, the custody of the title documents in relation to the housing loans, the fees payable to the issuer trustee, the manager and the servicer, the perfection of the issuer trustee's title to the housing loans, the termination of the trust and the limitation on the issuer trustee's liability.

TRANSFER OF ASSETS BETWEEN TRUSTS

     The master trust deed provides for the transfer of some or all of the assets of one trust, the DISPOSING TRUST, to another trust, the ACQUIRING TRUST, subject to the requirements of the master trust deed and the series supplements for both the Disposing Trust and the Acquiring Trust.

     Under the master trust deed, if the issuer trustee as trustee of a
Disposing Trust has received:

     o    a Transfer Proposal in accordance with the master trust deed;

     o    the Transfer Amount in respect of that Transfer Proposal; and

     o    a direction from the manager to accept that Transfer Proposal,

then, subject to the requirements of the master trust deed and the series supplements for both the Disposing Trust and the Acquiring Trust, the issuer trustee will hold the Assigned Assets in respect of that Transfer Proposal as trustee of the Acquiring Trust in accordance with the terms of the series supplement in relation to the Acquiring Trust.

     To ensure that the Disposing Trust has the benefit of any receipts (other than receipts in the nature of principal), and bears the cost of any outgoings, in respect of the Assigned Assets for the period up to (but excluding) the
Assignment Date and the Acquiring Trust has the benefit of such receipts and bears such costs for the period after (and including) that Assignment Date, the manager will direct the issuer trustee as trustee of the Acquiring Trust to pay an Adjustment Advance to the Disposing Trust on the Assignment Date.

OTHER TRUSTS

     In addition to each trust, three other trusts will be established in relation to an issue of the notes as follows:

     o    NOTE TRUST. Unless otherwise specified in the prospectus supplement for a series, The Bank of New York will be appointed as note trustee for each series of offered notes. The note trustee will act as trustee of the note trust under the note trust deed for the benefit of holders of the offered notes for that particular series. For a description of the principal functions, responsibilities, powers, discretions and protections of the note trustee, see "Description of the Offered
          Notes--The Note Trustee".

     o    SECURITY TRUST. Unless otherwise specified in the prospectus supplement for a series, P.T. Limited will be appointed as security trustee under the terms of the security trust

                                        5

          deed for that series. The security trustee will hold the charge over the assets of the corresponding trust granted by the issuer trustee under the security trust deed on trust for the benefit of the noteholders, any redraw bondholders and all other Secured Creditors of that series. If an event of default occurs under the security trust deed and the charge is enforced, the security trustee, or a receiver appointed by it, will be responsible for realizing the assets of the corresponding trust and the security trustee will be responsible for distributing the proceeds of realization to Secured Creditors in the order prescribed under the security trust deed.

     o    CBA TRUST. Unless otherwise specified in the prospectus supplement for a series, Perpetual Trustee Company Limited will be appointed under the series supplement for that series as trustee under the terms of a trust in favor of each originator for that series. Perpetual Trustee
          Company Limited, in its capacity as trustee of the CBA trusts will hold certain financial indebtedness and security not directly related to the housing loans. The CBA trust is described in more detail in
          "Description of the Assets of a Trust--CBA Trust".

                      DESCRIPTION OF THE ASSETS OF A TRUST

ASSETS OF A TRUST

     The assets of a trust may include the following:

     o    the pool of housing loans assigned to the trust, including all:

          o    principal payments paid or payable on the housing loans at any time from and after the cut-off date;

          o    interest payments paid or payable on the housing loans before or after the cut-off date (other than the Accrued Interest
               Adjustment which is to be paid on the first payment date to each originator of the housing loans); and

          o    fees paid or payable on the housing loans at any time from and after the cut-off date;

     o    rights under any mortgage insurance policies covering the housing loans and any individual property insurance policies covering the mortgaged properties relating to the housing loans;

     o    rights under the mortgages in relation to the housing loans;

     o    rights under collateral securities appearing on an originator's records as securing the housing loans;

     o    amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the notes, including the collections account, and any instruments in which these amounts are invested; and

     o    the issuer trustee's rights under the transaction documents.

                                        6

     The prospectus supplement for each series will include information describing the assets of the related trust.

     The offered notes will be non recourse obligations of the related trust.
The assets of the trust specified in the prospectus supplement for that series will serve as collateral only for that series of offered notes. Noteholders of a series of offered notes may only proceed against the collateral securing that series of offered notes in the case of a default on that series of offered notes and may not proceed against any assets of Commonwealth Bank or any of its affiliates, any other originator specified in the prospectus supplement for that series, or any of its affiliates, or the assets of any other trust.

THE HOUSING LOANS

     The housing loans will be secured by registered first ranking mortgages on properties located in Australia. To the extent described in any prospectus supplement, the housing loans may also be secured by registered first ranking mortgages on properties located in New Zealand. Each housing loan will be from a originator's general residential mortgage product pool and will be originated by that originator in the ordinary course of its business. Each housing loan to be sold to a trust:

     o    by Commonwealth Bank will be one of the types of products described in
          "Commonwealth Bank Residential Loan Program--Commonwealth Bank's
          Product Types" and may have some or all of the features described in
          "Commonwealth Bank Residential Loan Program--Special Features of the
          Housing Loans";

     o    by Homepath Pty Limited will be one of the types of products described in "Homepath Residential Loan Program--Homepath's Product Types" and
          may have some or all of the features described in "Homepath
          Residential Loan Program--Special Features of the Housing Loans"; and

     o    by Commonwealth Bank or any of its subsidiaries identified in the prospectus supplement for a series as an originator in relation to that series will be described in the prospectus supplement for that series.

     The housing loans will be either fixed rate or variable rate loans. The mortgaged properties will consist of one-to-four family owner-occupied properties and one-to-four family non-owner occupied properties, but will not include mobile homes which are not permanently affixed to the ground, commercial properties or unimproved land.

     The prospectus supplement for each series may provide additional information with respect to the housing loans that are assets of the related trust as of the cut-off date specified in the prospectus supplement which may include, among other things, to the extent relevant:

     o    the aggregate outstanding principal balance of the housing loans included in the assets of the related trust;

     o    the range and average outstanding principal balance of the housing loans;

     o    the range and weighted average loan rate on the housing loans, if any;

                                        7

     o    the percentage by outstanding principal balance as of the cut-off date of housing loans that accrue interest at variable or fixed interest rates;

     o    the weighted average remaining term-to-stated maturity of the housing loans;

     o    the year of origination of the housing loans;

     o    the range and weighted average of loan-to-value ratios for the housing loans;

     o    the geographic distribution of any mortgaged properties securing the housing loans; and

     o    distribution by number and aggregate outstanding principal balance of the types of properties securing the housing loans.

OTHER FEATURES OF THE HOUSING LOANS

     The housing loans will have the following features.

     o    Interest will be calculated daily and charged in arrears.

     o    Payments can be on a monthly, two weekly or weekly basis. Payments will be made by borrowers using a number of difference methods, including cash payments at branches, checks and in most cases automatic transfer.

     o    They are governed by the laws of the Commonwealth of Australia and one of the following Australian States or Territories:

          o    New South Wales;

          o    Victoria;

          o    Western Australia;

          o    Queensland

          o    South Australia;

          o    Tasmania;

          o    Northern Territory; or

          o    the Australian Capital Territory.

     The accompanying prospectus supplement will provide material information concerning the types and characteristics of the housing loans included in the related trust as of the related cut-off date. A Current Report on Form 8-K will be available on request to holders of the related series of offered notes and will be filed, together with the related note trust deed, series supplement and security trust deed, with the Securities and Exchange Commission in a timely manner after the initial issuance of the offered notes. In the event housing loans are removed from or added to the related

                                        8

housing loan pool after the date of the applicable prospectus supplement prior to the related closing date and any material pool characteristics of the actual housing loan pool differ by 5% or more (other than as a result of the housing loans converting into cash in accordance with their terms) from the description of the housing loan pool in the applicable prospectus supplement, a current report on Form 8-K describing the final housing loan pool will be filed with the
Securities and Exchange Commission in a timely manner.

THE ORIGINATORS

     The housing loans included in the assets of a trust will be sold to the trust by Commonwealth Bank, Homepath Pty Limited, and/or other subsidiaries of
Commonwealth Bank identified in the prospectus supplement for a series as an originator in relation to that Series.

COMMONWEALTH BANK

     See "The Issuer Trustee, Commonwealth Bank of Australia and the
Manager--Originator and Servicer-Commonwealth Bank of Australia" for a
description of Commonwealth Bank.

HOMEPATH PTY LIMITED

     Homepath Pty Limited, HOMEPATH, was established on March 16, 1998 as a provider of home loans and property related information services via the internet. It is a proprietary company established under the laws of Australia.
Homepath is a wholly owned, but not guaranteed, subsidiary of Commonwealth Bank.
Its registered office is at Level 7, 48 Martin Place, Sydney New South Wales,
Australia.

     Homepath is consolidated with the Commonwealth Bank group in the Annual
Report of the Commonwealth Bank group filed with the Securities and Exchange
Commission on Form 20-F.

     The prospectus supplement for a series may specify additional or different details regarding Homepath.

OTHER COMMONWEALTH BANK SUBSIDIARIES

     Details of any other subsidiary of Commonwealth Bank which is a originator in respect of a trust will be specified in the corresponding prospectus supplement.

TRANSFER AND ASSIGNMENT OF THE HOUSING LOANS

     The housing loans assigned to a trust on the closing date for that trust will be specified in a sale notice from each originator to the issuer trustee.

     Each originator will equitably assign housing loans, the mortgages and any collateral securities from time to time appearing in its records as securing those housing loans, any mortgage insurance policies in relation to the housing loans and its interest in any insurance policies on the mortgaged properties relating to those housing loans to the issuer trustee pursuant to its sale notice. After this assignment, the issuer trustee will be entitled to the collections, subject to certain exceptions, on the housing loans the subject of the sale notice.

                                        9

     If the issuer trustee is actually aware of the occurrence of a Perfection of Title Event which is subsisting then, unless each rating agency confirms that a failure to perfect the issuer trustee's title to the relevant housing loans will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the notes and any redraw bonds, the issuer trustee must declare that a Perfection of Title Event has occurred and the issuer trustee and the manager must as soon as practicable take steps to perfect the issuer trustee's legal title to those housing loans. These steps will include the lodgment of transfers of the mortgages securing the housing loans with the appropriate land titles office in each applicable Australian State and
Territory. The issuer trustee will hold at the closing date for a trust irrevocable powers of attorney from each originator to enable it to execute such mortgage transfers.

CBA TRUST

     An originator may in some instances equitably assign to the issuer trustee a housing loan secured by an "all moneys" mortgage, which may also secure other financial indebtedness. An originator will also assign these other loans to the issuer trustee which will hold these by way of a separate trust for the originator, established under the series supplement relating to the trust and known as the CBA trust. The other loans will not be assets of the relevant trust. The issuer trustee will hold the proceeds of enforcement of the related mortgage, to the extent they exceed the amount required to repay the housing loan, as trustee for the CBA trust, in relation to that other loan. The mortgage will secure the housing loan equitably assigned to the trust in priority to that other loan.

     Because an originator's standard security documentation may secure all moneys owing by the provider of the security to that originator, it is possible that a security held by that originator in relation to other facilities provided by it could also secure a housing loan, even though in that originator's records the particular security was not taken for this purpose. An originator will only assign to the issuer trustee in its capacity as trustee of the trust those securities that appear in its records as intended to secure the housing loans.
Other securities which by their terms technically secure a housing loan, but which were not taken for that purpose, will not be assigned for the benefit of the noteholders or any redraw bondholders of the series.

REPRESENTATIONS, WARRANTIES AND ELIGIBILITY CRITERIA

     Commonwealth Bank will represent and warrant to the issuer trustee in respect of each originator specified in the prospectus supplement for a series and each housing loan being equitably assigned to the issuer trustee that, amongst other things, as at the cut off date specified in that prospectus supplement:

     o    at the time the originator of the housing loan entered into the related mortgage, the mortgage complied in all material respects with applicable laws;

     o    at the time the originator of the housing loan entered into the housing loan, it did so in good faith;

     o    at the time the originator of the housing loan entered into the housing loan, the housing loan was originated in the ordinary course of that originator's business and since then that originator has dealt with the housing loan in accordance with its servicing guidelines and servicing standards;

                                       10

     o    at the time the originator of the housing loan entered into the housing loan, all necessary steps were taken to ensure that the related mortgage complied with the legal requirements applicable at that time to ensure that the mortgage was a first ranking mortgage, subject to any statutory charges, any prior charges of a body corporate, service company or equivalent, whether registered or not, and any other prior security interests which do not prevent the mortgage from being considered to be a first ranking mortgage in accordance with the servicing standards, secured over land, subject to stamping and registration in due course;

     o    where there is a second or other mortgage in respect of the land the subject of the related mortgage and the originator of the housing loan is not the mortgagee of that second or other mortgage, the originator has ensured whether by a priority agreement or otherwise, that the mortgage ranks ahead in priority to the second or other mortgage on enforcement for at least the principal amount plus accrued but unpaid interest of the housing loan and such other amount determined in accordance with the servicing guidelines;

     o    at the time the housing loan was approved, the originator of that housing loan had received no notice of the insolvency or bankruptcy of the relevant borrower or any notice that the relevant borrower did not have the legal capacity to enter into the relevant mortgage;

     o    the originator of the housing loan is the sole legal and beneficial owner of that housing loan and the related securities assigned to the issuer trustee as trustee of the trust and, to its knowledge, no prior ranking security interest exists in relation to its right, title and interest in the housing loan and related securities;

     o    each of the relevant mortgage documents, other than any insurance policies in respect of land, which is required to be stamped with stamp duty has been duly stamped;

     o    the terms of the loan agreement in relation to each housing loan require payments in respect of the housing loan to the relevant originator to be made free of set-off unless prohibited by law;

     o    other than in respect of priorities granted by statute, the originator of the housing loan has not received notice from any person that it claims to have a security interest ranking in priority to or equal with the security interest held by that originator and constituted by the relevant mortgage;

     o    each housing loan is, or will on the closing date specified in relation to the equitable assignment of that housing loan in the relevant prospectus supplement be, insured under a mortgage insurance policy; and

     o    the housing loan satisfies the following eligibility criteria:

          o    it is from the originator's general housing loan pool;

          o    it is secured by a mortgage over land which has erected on or within it a residential dwelling or unit;

                                       11

          o    it has a loan-to-value ratio based on the outstanding balance of the housing loan and the most recent valuation of the mortgaged property, at the commencement of business on the cut-off date, less than or equal to 95%;

          o    the amount outstanding, assuming all due payments have been made by the borrower, will not exceed the amount specified in the relevant prospectus supplement;

          o    the borrower is required to repay that loan within 30 years of the cut-off date;

          o    no payment from the borrower under the housing loan is in arrears for more than 30 consecutive days;

          o    the housing loan was advanced in, and is repayable in, Australian dollars;

          o    it is or has been fully drawn; and

          o    the borrower under the housing loan is not an employee of the originator of that housing loan who is paying a concessional rate of interest under the housing loan as a result of that
               employment, other than a concessional rate of interest which is offered to other groups of borrowers who are not also employees of the originator.

     The issuer trustee will not investigate or make any inquiries regarding the accuracy of the representations and warranties given by Commonwealth Bank and has no obligation to do so. The issuer trustee will be entitled to rely entirely upon the representations and warranties being correct, unless an officer of the issuer trustee involved in the day to day administration of the trust is actually aware of any breach.

BREACH OF REPRESENTATIONS AND WARRANTIES

     If Commonwealth Bank, any other originator specified in the prospectus supplement for a series, the manager or the issuer trustee becomes actually aware that a material representation or warranty from Commonwealth Bank relating to any housing loan or mortgage was incorrect when given, including that a housing loan not meeting the eligibility criteria has been included in the housing loan pool, it must notify the others within 5 Business Days, and provide to them sufficient details to identify the housing loan and the reasons for believing the representation or warranty is incorrect. None of Commonwealth
Bank, any other originator specified in that prospectus supplement, the manager or the issuer trustee is under any ongoing obligation to determine whether any representation or warranty is incorrect when given.

     If any representation or warranty is incorrect when given and notice of this is given not later than 5 Business Days prior to 120 days after the closing date specified in the prospectus supplement, or such other date after 120 days as the Australian Prudential Regulation Authority may allow, and the originator of that housing loan does not remedy the breach to the satisfaction of the issuer trustee within 5 Business Days of the originator or the manager giving or receiving the notice as the case may be, the housing loan and its related securities will no longer form part of the assets of the corresponding trust.
The issuer trustee will, however, retain all collections received in connection with that housing loan from the cut-off date specified in the prospectus supplement to the date of

                                       12

delivery of the notice. Commonwealth Bank must pay or procure payment to the issuer trustee the principal amount of, and interest accrued but unpaid under, the housing loan as at the date of delivery of the relevant notice within 2
Business Days of that housing loan ceasing to form part of the corresponding trust.

     During the 120 days after the closing date specified in a prospectus supplement or such longer period as the Australian Prudential Regulation
Authority may allow, the issuer trustee's sole remedy for any of the representations or warranties being incorrect is the right to the above payment from Commonwealth Bank and neither Commonwealth Bank nor any other originator has any other liability for any loss or damage caused to the issuer trustee, any noteholder or any other person, for any of the representations or warranties being incorrect.

     If the breach of a representation or warranty in relation to a housing loan is discovered after the last day for giving notices in the period 120 days after the closing date specified in a prospectus supplement or such longer period as the Australian Prudential Regulation Authority may allow, Commonwealth Bank will pay damages to the issuer trustee limited to the principal amount outstanding and any accrued but unpaid interest and any outstanding fees in respect of the housing loan. The amount of the damages must be agreed between the issuer trustee and Commonwealth Bank or, failing this, will be determined by
Commonwealth Bank's external auditors.

     The prospectus supplement for a series may specify additional or different provisions regarding the transfer of housing loans, representations and warranties in relation to the transfer, breaches of such representations and warranties and different notice provisions, cure periods and remedies for such breaches.

UNDERTAKINGS BY THE ORIGINATORS

     Each originator undertakes to the issuer trustee and the manager in respect of each housing loan being equitably assigned to the issuer trustee that, amongst other things, on or after the closing date specified in that prospectus supplement:

     o    Following the occurrence of a perfection of title event and at the written request of the issuer trustee, it will promptly execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such amendments to the series supplement and such further instruments and take such further action as may be reasonably necessary to preserve and protect the interest of the issuer trustee in and the value of the mortgage loan rights and assist in the issuer trustee obtaining legal title to the mortgage loan rights;

     o    Following receipt of actual notice of a claim by a third party with respect to or a challenge to the sale and/or assignment of any mortgage loan right, it will promptly give notice in writing of such claim to the trustee, the servicer and Commonwealth Bank (if not the servicer), give notice in writing to the third party, the issuer trustee and the court in which the claim was filed, of the issuer trustee's interest in the mortgage loan rights and reimburse the issuer trustee immediately upon demand all reasonable costs and expenses necessarily incurred by the issuer trustee in maintaining its interest in the mortgage loan rights;

                                       13

     o    It will take such action as the servicer may from time to time reasonably request in connection with the management, maintenance and enforcement of the mortgage loan rights;

     o    It will promptly notify the issuer trustee after it becomes aware of the creation or existence of any security interest in relation to any mortgage loan rights competing with its interest or the interest of the issuer trustee in any mortgage loan rights;

     o    It will ensure that it retains legal ownership of its mortgage loan rights;

     o    It will execute such documents and instruments as will reasonably be requested by the issuer trustee to effect the extinguishment of the issuer trustee's right, title and interest in a mortgage loan right pursuant to the series supplement for a series;

     o    it will duly and punctually perform each of its obligations under each of the mortgage documents to which it is a party, including any obligation to notify a borrower of any change in interest rates;

     o    It will reimburse the issuer trustee immediately upon demand all reasonable costs and expenses necessarily incurred in connection with the extinguishment of the issuer trustee's right, title and interest in a mortgage loan right pursuant to the series supplement for a series;

     o    If an originator exercises a right of set-off or combination in respect of any mortgage loan, or if any right of set-off is exercised against an originator in respect of any mortgage loan, it will pay to the trustee, subject to any laws relating to preferences (or the equivalent), the amount of, respectively, any benefit accruing to it as a result of the exercise of its right of set-off or combination or the amount of any right of set-off exercised against it; and

     o    It will not grant any security interest over its remaining right, title and interest in any mortgage loan right.

SUBSTITUTION PERIODS

     If specified in the related prospectus supplement, a substitution period may apply to the assets of the relevant trust. If substitution applies, the issuer trustee may acquire additional housing loans during the specified substitution period. It will fund the acquisition of those additional housing loans out of the funds available for this purpose in the substitution reserve.
Once these additional housing loans have been acquired they will form part of the assets of the relevant trust.

                   COMMONWEALTH BANK RESIDENTIAL LOAN PROGRAM

     Set out below is a summary of Commonwealth Bank's residential loan program.
The prospectus supplement for a series may specify additional or different provisions regarding Commonwealth Bank's residential loan program.

                                       14

ORIGINATION PROCESS

     The housing loans to be assigned to a trust by Commonwealth Bank will comprise a portfolio of variable and fixed rate loans originated by Commonwealth
Bank through loan applications from new and existing customers. Housing loan applications in relation to each series will be sourced from Commonwealth Bank's branch networks, their mobile sales forces, their telephone sales operations, approved mortgage brokers, through the internet from Commonwealth Bank's website at "www.commbank.com.au" and other sources specified in the prospectus supplement for a series.

APPROVAL AND UNDERWRITING PROCESS

     When a housing loan application is received it is processed in accordance with Commonwealth Bank's approval policies. These policies are monitored and are subject to continuous review by Commonwealth Bank which, like other lenders in the Australian residential housing loan market, does not divide its borrowers into groups of differing credit quality for the purposes of setting standard interest rates for their residential housing loans. In certain situations discounted interest rates are provided to retain existing borrowers or to attract certain high income individuals. All Commonwealth Bank's borrowers must satisfy the approval criteria as described in this section. The prospectus supplement relating to a series of notes will contain a description of any changes to the underwriting process relating to the housing loans to be included in the assets of the trust.

     Each lending officer of Commonwealth Bank must be assessed prior to a credit approval authority delegation being approved. The lending officer's performance and approval authority is constantly monitored and reviewed by
Commonwealth Bank. This ensures that loans are approved by a lending officer with the proper authority level and that the quality of the underwriting process by each individual lending officer is maintained.

     Housing loans processed by Commonwealth Bank will either be approved or declined by a credit scorecard system or referred to a lending officer holding a credit approval authority. A loan will be approved or rejected by a lending officer holding the appropriate level of delegation and loans which have higher risk characteristics or does not meet the Commonwealth Bank's approval criteria are assessed by a loan officer with higher level of experience.

     The approval process includes verifying the borrower's application details, assessing their ability to repay the housing loan and determining the valuation of the mortgaged property.

VERIFICATION OF APPLICATION DETAILS

     The verification process involves borrowers providing proof of identity, evidence of income and evidence of savings. For an employed applicant, it includes confirming employment and income levels by way of recent payslips, tax assessments or letter from the employer. For a self-employed or business applicant it includes checking annual accounts and tax assessments. Where applicants are refinancing debts from another financial institution, a check of recent statements of the existing loan is made to determine the regularity of debt payments. The credit history of any existing borrowings from Commonwealth
Bank is also checked.

                                       15

ASSESSING ABILITY TO REPAY

     Based upon the application, once verified, an assessment is made of the applicant's ability to repay the housing loan. This is primarily based on the applicant's debt servicing to income commitment ratio along with any risk factors identified in verifying the applicant's income, savings or credit history. The credit decision is made using one of the following processes.

     o    Credit scorecard. A credit scorecard system automatically and consistently applies Commonwealth Bank's credit assessment rules without relying on the credit experience of the inputting officer. The credit scorecard returns a decision to approve, reject or refer an application. An application is referred by the system if certain risk factors, such as loan size or a high commitment level, are present which require the application to be assessed by an experienced loan officer. The credit score determined by this system is based on historical performance data of Commonwealth Bank's housing loan portfolio.

     o    Credit approval authorities. Housing loan applications which are not credit scored and those which are referred by the credit scorecard are assessed by a loan officer. Each loan officer is allocated a credit approval authority based on their level of experience and past performance. Loans which have certain risk characteristics, such as loan size or a high commitment level, are assessed by more experienced loan officers. Commonwealth Bank monitors the quality of lending decisions and conducts regular audits of approvals.

     In addition to the processes described above, housing loan applications sourced through Commonwealth Bank's approved mortgage brokers are also subject to a credit history search of the borrower which is provided by Baycorp
Advantage Ltd, formerly known as Credit Advantage Ltd.

     Borrowers in respect of housing loans may be natural persons, corporations or trusts. Housing loans to corporations and trusts may be secured, if deemed necessary, by guarantees from directors. Guarantees may also be obtained in other circumstances.

VALUATION OF MORTGAGED PROPERTY

     For applications which successfully pass the credit decision process, the maximum allowable loan-to-value ratio, being the ratio of the housing loan amount to the value of the mortgaged property, is calculated and an offer for finance is made conditional upon a satisfactory valuation of the mortgaged property and any other outstanding conditions being satisfied. The amount of the housing loan that will be approved for a successful applicant is based on an assessment of the applicant's ability to service the proposed housing loan and the loan-to-value ratio. For the purposes of calculating the loan-to-value ratio, the value of a mortgaged property in relation to housing loans to be assigned to the trust has been determined at origination by a qualified professional valuer or, subject to certain risk criteria, an externally provided database value or an acceptable source document such as a contract for the purchase of the mortgaged property or rates notice. The risk criteria include limits on the loan amount and the value and geographical location of the security property.

     The maximum loan-to-value ratio that is permitted for any loan is determined according to Commonwealth Bank credit policy and is dependent on the size of the proposed loan, the nature and

                                       16

location of the proposed mortgaged property and other relevant factors. Where more than one mortgaged property is offered as security for a housing loan, the sum of the valuations for each mortgaged property is assessed against the housing loan amount sought.

     Once Commonwealth Bank's formal loan offer has been accepted by the applicant, one of Commonwealth Bank's loan processing centers prepares the loan security documentation and dispatches it to the borrower for execution. After execution, the documentation, together with signed acknowledgement that all non-documentary conditions of approval have been met, is returned by the business unit to the loan processing center authorizing settlement and funding of the housing loan to proceed. In certain circumstances, settlement and funding are completed at the business unit level.

     Commonwealth Bank's normal practice is to request that borrowers establish and maintain full replacement general home owner's insurance on the mortgaged property. Some of the housing loans have home owner's insurance provided by
Commonwealth Insurance Limited, a subsidiary of Commonwealth Bank. However, there is no ongoing monitoring of the level of home owner's insurance maintained by borrowers.

     The prospectus supplement for a series may specify additional or different provisions regarding Commonwealth Bank's approval and underwriting process.

COMMONWEALTH BANK'S PRODUCT TYPES

     Set out below is a summary of Commonwealth Bank's housing loan product types. The prospectus supplement for a series may specify additional or different product types or changes to the product types of Commonwealth Bank housing loans in relation to that series.

PRODUCT TYPES

     Commonwealth Bank offers a wide variety of housing loan product types with various features and options that are further described in this section. Market competition and economics may require that Commonwealth Bank offer new product types or add features to a housing loan which are not described in this section.
However, before doing so, Commonwealth Bank must satisfy the manager that the additional features would not affect any mortgage insurance policy covering the housing loans and would not cause a downgrade or withdrawal of the rating of any series of notes if those housing loans remain in the trusts.

STANDARD VARIABLE RATE LOAN AND FIXED RATE LOAN

     These types of loan are Commonwealth Bank's traditional standard mortgage products which consist of standard variable rate and fixed rate options. The standard variable rate product is not linked to any other variable rates in the market. However, it may fluctuate with market conditions. Borrowers may switch to a fixed interest rate at any time upon payment of a switching fee as described below in "Switching Interest Rates". Some of the housing loans will be subject to fixed rates for differing periods.

     In addition, some of these loans have an interest rate which is discounted by a fixed percentage to the standard variable rate or fixed rate. These discounts are offered to members of

                                       17

certain professional groups, other high income individuals and borrowers who meet certain loan size requirements.

ECONOMISER HOME LOAN AND RATE SAVER HOME LOAN

     These types of loans have a variable interest rate which is not linked to the standard variable rate product and which may fluctuate independently of this and other standard variable rates in the market. These types of loans were introduced by Commonwealth Bank to allow borrowers who did not require a full range of product features to reduce their interest rate. The interest rate for the Economiser Home Loan and Rate Saver Home Loan historically has been less than that for the standard variable rate product. Of the features described below, at present only those headed "Switching Interest Rates", "Substitution of
Security", "Redraws and Further Advances", "Interest Only Periods", "Payment
Holiday" and "Early Repayment" are available.

     However, any borrowers availing themselves of the "Interest Only Periods"
product feature will currently cease to be eligible for the product feature
"Redraws and Further Advances". To take advantage of other features borrowers must, with the agreement of Commonwealth Bank and upon payment of a fee, switch their housing loan to a Standard Variable Rate Loan or Fixed Rate Loan product.
However, these or other features may in the future be offered to borrowers.

SPECIAL FEATURES OF THE HOUSING LOANS

     Each housing loan in relation to a series may have some or all of the features described in this section. During the term of any housing loan,
Commonwealth Bank may agree to the following changes that are described below to the terms of that housing loan at the request of the borrower:

     o   switching interest rates;

     o   substitution of security;

     o   redraws and further advances;

     o   payment holiday;

     o   early repayment;

     o   combination or "split" housing loans;

     o   interest offset;

     o   interest only periods; and

     o   special introductory rates.

SWITCHING INTEREST RATES

     Borrowers may elect for a fixed rate, as determined by Commonwealth Bank, to apply to their housing loan for a period of up to 15 years. These housing loans convert to the standard variable interest rate at the end of the agreed fixed rate period unless the borrower elects to fix the interest rate for a further period.

     Any variable rate housing loan of a trust converting to a fixed rate product will be hedged in the manner described in the relevant prospectus supplement.

SUBSTITUTION OF SECURITY

     Under the series supplement for a series, the servicer for that series is empowered in relation to each housing loan to, amongst other things, substitute any corresponding mortgage, or collateral security appearing in the records of
Commonwealth Bank or Homepath as intending to secure the housing loan, as long as this is done in accordance with the relevant mortgage insurance policy and the servicing guidelines. Under these guidelines, a borrower may apply to the servicer to achieve the following:

     o    substitute a different mortgaged property in place of the existing mortgaged property securing a housing loan; or

     o    release a mortgaged property from a mortgage.

                                       18

     If the servicer's credit criteria are satisfied and another property is substituted for the existing security for the housing loan, the mortgage which secures the existing housing loan may be discharged without the borrower being required to repay the housing loan. The servicer must obtain the consent of any relevant mortgage insurer to the substitution of security or a release of a mortgage where this is required by the terms of a mortgage insurance policy.

REDRAWS AND FURTHER ADVANCES

     Each of the variable rate housing loans allows the borrower to redraw principal repayments made in excess of scheduled principal repayments during the period in which the relevant housing loan is charged a variable rate of interest. Borrowers may request a redraw at any time subject to meeting certain credit criteria at that time. The borrower may be required to pay a fee to
Commonwealth Bank in connection with a redraw. Currently, Commonwealth Bank does not permit redraws on fixed rate housing loans. A redraw will not result in the related housing loan being removed from the trust.

     In addition, Commonwealth Bank may agree to make a further advance to a borrower under the terms of a housing loan subject to a credit assessment.

     Where a further advance does not result in the previous scheduled principal balance of the housing loan being exceeded by more than one scheduled monthly installment, the further advance will not result in the housing loan being removed from the trust.

     Where a further advance does result in the previous scheduled principal balance of the housing loan being exceeded by more than one scheduled monthly installment, Commonwealth Bank must pay to the trust the principal balance of the housing loan and accrued and unpaid interest and fees on the housing loan.
If this occurs the housing loan will be treated as being repaid and will cease to be an asset of the trust.

     A further advance to a borrower may also be made under the terms of another loan or as a new loan. These loans may share the same security as a housing loan assigned to the trust but will be subordinated upon the enforcement of that security to the housing loan.

PAYMENT HOLIDAY

     A borrower is allowed a payment holiday where the borrower has prepaid principal, creating a difference between the outstanding principal balance of the loan and the scheduled amortized principal balance of the housing loan. The borrower is not required to make any payments, including payments of interest, until the outstanding principal balance of the housing loan plus unpaid interest equals the scheduled amortized principal balance. The failure by the borrower to make payments during a payment holiday will not cause the related housing loan to be considered delinquent.

EARLY REPAYMENT

     A borrower may incur a fee if an early repayment occurs on either a fixed rate or variable rate housing loan, in circumstances where the borrower has previously benefited from concession such as an initial discount rate period or a deferred establishment fee. A borrower may also incur break fees if an early repayment or partial prepayment of principal occurs on a fixed rate housing

                                       19

loan. However, at present fixed rate loans allow for early repayment by the borrower of up to A$10,000 in any 12 month period without any break fees being applicable.

COMBINATION OR "SPLIT" HOUSING LOANS

     A borrower may elect to split a housing loan into separate funding portions which may, among other things, be subject to different types of interest rates.
Each part of the housing loan is effectively a separate loan contract, even though all the separate loans are secured by the same mortgage.

INTEREST OFFSET

     Commonwealth Bank offers borrowers an interest offset product known as a mortgage interest saver account under which the interest accrued on the borrower's deposit account is offset against interest on the borrower's housing loan. Commonwealth Bank does not actually pay interest to the borrower on the loan offset account, but simply reduces the amount of interest which is payable by the borrower under its housing loan. The borrower continues to make its scheduled mortgage payment with the result that the portion allocated to principal is increased by the amount of interest offset. Commonwealth Bank will pay to the trust the aggregate of all interest amounts offset in respect of the housing loans for which it is the originator. These amounts will constitute interest collections for the relevant period.

     If, following a Perfection of Title Event, the trust obtains legal title to a housing loan, Commonwealth Bank will no longer be able to offer an interest offset arrangement for that housing loan.

INTEREST ONLY PERIODS

     A borrower may also request to make payments of interest only on his or her housing loan. If Commonwealth Bank agrees to such a request it does so conditional upon higher principal repayments or a bulk reduction of principal applying upon expiry of the interest only period so that the housing loan is repaid within its original term.

SPECIAL INTRODUCTORY RATES

     Commonwealth Bank may offer borrowers introductory rates for periods of up to three years during which period the rate is either variable or fixed. On the expiry of the introductory offer, these home loans automatically convert to the standard or base variable interest rate.

                        HOMEPATH RESIDENTIAL LOAN PROGRAM

     Set out below is a summary of Homepath's residential loan program. The prospectus supplement for a series may specify additional or different provisions regarding Homepath's residential loan program.

ORIGINATION PROCESS

     The housing loans to be assigned to a trust by Homepath will comprise a portfolio of variable and fixed rate loans originated by Homepath through loan applications from new and

                                       20

existing customers. All Homepath applications are sourced through the internet from Homepath's website at "www.homepath.com.au".

APPROVAL AND UNDERWRITING PROCESS

     When a housing loan application is received it is processed by Commonwealth
Bank as servicer for Homepath in accordance with the same process described above in "Commonwealth Bank Residential Loan Program--Approval and Underwriting
Process".

HOMEPATH'S PRODUCT TYPES

     Homepath only offers a variable and a fixed interest rate home loan product, the HOMEPATH LOAN.

SPECIAL FEATURES OF THE HOUSING LOANS

     Each Homepath Loan in relation to a series may have some or all of the features described in this section. During the term of any Homepath Loan,
Homepath may agree to the following changes that are described above in
"Commonwealth Bank Residential Loan Program--Special Features of the Housing
Loans" to the terms of that loan at the request of the borrower:

     o   switching interest rates;

     o   substitution of security;

     o   redraws and further advances;

     o   early repayment;

     o   interest only periods; and

     o   combination or "split" housing loans.

     Homepath Loans have an interest rate which is not linked to the interest rate of Commonwealth Bank products and which may fluctuate independently of other interest rates in the market. The variable interest rate for the Homepath
Loan historically has been less than that for the Commonwealth Bank standard variable rate product.

     Of the features described above in "Commonwealth Bank Residential Loan
Program--Special Features of the Housing Loans" at present only those headed
"Switching of Interest Rates", "Substitution of Security", "Redraw and Further
Advances", "Early Repayment", "Interest Only Periods" and "Combination or
"Split" Housing Loans" are available for Homepath Loans.

         OTHER COMMONWEALTH BANK SUBSIDIARIES RESIDENTIAL LOAN PROGRAMS

     The prospectus supplement for a series will set out details of the residential loan program for any other originator specified in that prospectus supplement.

                        DESCRIPTION OF THE OFFERED NOTES

     The following summary, together with the description of the offered notes in the prospectus supplement, describes the material terms of the offered notes for a series except as already described above or in the prospectus supplement for that series. The summary does not purport to be complete and is subject to the terms and conditions of the offered notes and to the provisions of the transaction documents for that series and the prospectus supplement for that series.

     The prospectus supplement for a series may specify additional or different terms for the offered notes for that series.

GENERAL

     The issuer trustee will issue each series of offered notes on the closing date specified in the relevant prospectus supplement pursuant to a direction from the manager to the issuer trustee to

                                       21

issue the offered notes and the terms of the master trust deed and the corresponding series supplement, note trust deed and underwriting agreement. The laws of the Australian Capital Territory, Australia or such other jurisdiction as is specified in the relevant prospectus supplement will govern the offered notes.

CLASSES OF NOTES

     Each series of notes will be issued in one or more classes. Each class of notes may have different rights to receive or not receive payments of principal and interest on each payment date as specified in the prospectus supplement. The prospectus supplement for each series will outline these classes, their rights and the timing and priority of payments.

SOURCES OF FUNDS FOR PAYMENT

     The notes of a series will be entitled to payment only from the assets of the trust issuing that series of notes, including the proceeds from the housing loans included in that trust. Noteholders will not be entitled to payments from the housing loans included in any other trust. The notes are not obligations of the issuer trustee in its personal capacity, the manager or any of their affiliates. The notes will not be guaranteed by any governmental agency.

     Noteholders may experience delays in payment on the notes or losses on the notes if delinquent payments or losses on defaulted housing loans are not paid from any credit enhancement arrangement in the related trust.

PAYMENTS

GENERAL

     Payments on the notes of each series will be made on each payment date as specified in the prospectus supplement for that series. Payment dates may be monthly, quarterly, semi-annually or at another interval, as specified in the prospectus supplement for that series. The timing and priority of payment, interest rate and amount of or method of determining payments of interest and principal on each class of notes of a given series will be described in the prospectus supplement for that series. The rights of noteholders of any class of notes to receive payments of principal and interest may be senior, subordinate or equal to the rights of noteholders of any other class or classes of notes of such series, as described in the prospectus supplement for that series.

PAYMENTS OF INTEREST

     Each class of notes of a series will accrue interest from the date and at the interest rate described in the prospectus supplement for that series. Each class of notes of a series may have a different interest rate, which in each case may be fixed, variable or adjustable, or any combination of the foregoing.
The prospectus supplement for a series will specify the interest rate or, in the case of a variable rate, the method for determining the interest rate, for each class of notes of that series.

PAYMENTS OF PRINCIPAL

     Each class of notes of a series will have an Invested Amount which, at any time, will equal the then maximum amount that the noteholders of that class will be entitled to receive in respect of

                                       22

principal out of the housing loans and other assets of the related trust. The initial Invested Amount of each class of a series of notes will be specified in the prospectus supplement for that series. The Invested Amount of a class of notes will be reduced by payments of principal on the notes from time to time.
Each class of notes of a series will have a Stated Amount which, at any time, will generally equal the Invested Amount of the class less any principal charge-offs incurred in respect of the housing loans in the related trust allocated to that class of notes as described in the prospectus supplement for that series. Payments of principal will be made, and losses on the housing loans will be allocated, on each payment date to the holders of the class or classes of notes of each series until the Stated Amount of the notes in that series have been reduced to zero. Payments of principal with respect to one or more classes of notes may be made at a rate that is faster, and in some cases substantially faster, than the rate at which payments or other collections of principal are received on the housing loans in the related trust. Payments of principal with respect to one or more classes of notes may not commence until the occurrence of certain events, including the retirement of one or more other classes of notes of the same series, or may be made at a rate that is slower, and in some cases substantially slower, than the rate at which payments or other collections of principal are received on the housing loans in the related trust. Payments of principal with respect to one or more classes of notes may be made, subject to available funds, based on a specified principal payment schedule. Payments of principal with respect to one or more classes of notes may be contingent on the specified principal payment schedule of another class of the same series and the rate at which payments or other collections of principal on the housing loans in the related trust are received.

     In addition, the prospectus supplement will specify whether all or a portion of principal collected on the housing loans may be retained by the issuer trustee or the servicer and held in temporary investments for a specified period prior to being used to make payments of principal to noteholders, purchase additional assets for the trust if the prospectus supplement for a series specifies that there is to be a revolving period (provided that such assets are of the same general character as the original housing loan pool and that such assets may not be purchased after the date specified in the relevant prospectus supplement, which in no event may be more than three years from the closing date specified in the relevant prospectus supplement) or fund redraws or further advances. Payments of principal of any class of notes in each series will be made on a pro rata basis among all of the notes of that class in that series.

FORM OF THE OFFERED NOTES

BOOK-ENTRY REGISTRATION

     Offered notes that are denominated in US Dollars, if any, US DOLLAR OFFERED
NOTES, will be issued only in permanent book-entry format in minimum denominations as specified in the relevant prospectus supplement. While the US
Dollar offered notes are in book-entry format all references to actions by the corresponding holders of the US Dollar offered notes will refer to actions taken by the Depository Trust Company, DTC, upon instructions from its participating organizations and all references in this prospectus to payments, notices, reports and statements to holders of the US Dollar offered notes will refer to payments, notices, reports and statements to DTC or its nominee, as the registered noteholder, for payment to owners of the US Dollar offered notes in accordance with DTC's procedures.

     Holders of the US Dollar offered notes may hold their interests in their US
Dollar offered notes in a series through DTC in the United States or, if specified in the applicable prospectus supplement, through Clearstream Banking, societe anonyme, previously named Cedelbank,

                                       23

CLEARSTREAM, LUXEMBOURG, or the Euroclear System, EUROCLEAR, in Europe, which in turn hold through DTC, if they are participants in those systems, or indirectly through organizations that are participants in those systems.

     Cede & Co, as nominee for DTC, will hold the US Dollar offered notes in its name on the books of DTC. If applicable, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their respective participants, through customers' securities accounts in Clearstream, Luxembourg and Euroclear's names on the books of their respective depositaries. The depositaries in turn will hold the positions in the customers' securities accounts in the depositaries'
names on the books of DTC.

     Offered notes that are not US Dollar offered notes, if any, NON-US DOLLAR
OFFERED NOTES, will be issued only in permanent book-entry format in minimum denominations as specified in the relevant prospectus supplement. Non-US Dollar offered notes will be issued to a common depositary for and on behalf of
Clearstream, Luxembourg and Euroclear. While the non-US Dollar offered notes are in book-entry format, all references to actions by the corresponding holders of non-US Dollar offered notes will refer to actions taken by the common depositary for Clearstream, Luxembourg and Euroclear and all references in this prospectus to payments, notices, reports and statements to holders of non-US Dollar offered notes will refer to payments, notices, reports and statements to the common depositary, as the registered noteholder, for payment to Clearstream, Luxembourg and Euroclear and to owners of the non-US Dollar offered notes in accordance with the procedures of Clearstream, Luxembourg and Euroclear, respectively.
Non-US Dollar offered notes will not be held through DTC and will not be tradeable through DTC.

     DTC has advised the manager and the underwriters that it is:

     o    a limited-purpose trust company organized under the New York Banking
          Law;

     o    a "banking organization" within the meaning of the New York Banking
          Law;

     o    a member of the Federal Reserve System;

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code; and

     o    a "clearing agency" registered under the provisions of Section 17A of the Exchange Act.

     DTC holds securities for its participants and facilitates the clearance and settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic book-entry changes in its participants' accounts. This eliminates the need for physical movement of securities. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to the DTC system is also available to others including securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the Securities and
Exchange Commission.

                                       24

     Transfers between participants on the DTC system will occur in accordance with DTC rules. If applicable, transfers between participants on the
Clearstream, Luxembourg system and participants on the Euroclear system will occur in accordance with their rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream,
Luxembourg participants or Euroclear participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by that system's depositary. However, these cross-market transactions will require delivery of instructions to the relevant
European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines,
European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC.
Clearstream, Luxembourg participants and Euroclear participants may not deliver instructions directly to their system's depositary.

     Because of time-zone differences, credits of securities in Clearstream,
Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date. The credits for any transactions in these securities settled during this processing will be reported to the relevant Clearstream, Luxembourg participant or Euroclear participant on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg participant or a
Euroclear participant to a DTC participant will be received and available on the
DTC settlement date. However, it will not be available in the relevant
Clearstream, Luxembourg or Euroclear cash account until the business day following settlement in DTC.

     Purchases of US Dollar offered notes held through the DTC system must be made by or through DTC participants, which will receive a credit for the US
Dollar offered notes on DTC's records. The ownership interest of each actual holder of a US Dollar offered note is in turn to be recorded on the DTC participants' and indirect participants' records. Holders of US Dollar offered notes will not receive written confirmation from DTC of their purchase. However, holders of US Dollar offered notes are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC participant or indirect participant through which the holder of the US Dollar offered notes entered into the transaction. Transfers of ownership interests in the US Dollar offered notes are to be accomplished by entries made on the books of DTC participants acting on behalf of the holders of
US Dollar offered notes. Holders of US Dollar offered notes will not receive US
Dollar offered notes representing their ownership interest in offered US Dollar offered notes unless use of the book-entry system for the US Dollar offered notes is discontinued.

     To facilitate subsequent transfers, all securities deposited by DTC participants with DTC are registered in the name of DTC's nominee, Cede & Co.
The deposit of securities with DTC and their registration in the name of Cede &
Co. effects no change in beneficial ownership. DTC has no knowledge of the actual holders of US Dollar offered notes; DTC's records reflect only the identity of the DTC participants to whose accounts the notes are credited, which may or may not be the

                                       25

actual beneficial owners of the US Dollar offered notes. The DTC participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC participants, by DTC participants to indirect participants, and by DTC participants and indirect participants to holders of US Dollar offered notes will be governed by arrangements among them and by any statutory or regulatory requirements as may be in effect from time to time.

     Neither DTC nor Cede & Co. will consent or vote on behalf of the US Dollar offered notes. Under its usual procedures, DTC mails an omnibus proxy to the issuer trustee, the security trustee or the note trustee as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those DTC participants to whose accounts the US Dollar offered notes are credited on the record date, identified in a listing attached to the proxy.

     Principal and interest payments on the US Dollar offered notes will be made to DTC. DTC's practice is to credit its participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that payment date. Standing instructions, customary practices and any statutory or regulatory requirements as may be in effect from time to time will govern payments by DTC participants to holders of US Dollar offered notes. These payments will be the responsibility of the DTC participant and not of DTC, the issuer trustee, the note trustee or the principal paying agent. Payment of principal and interest to DTC is the responsibility of the issuer trustee, disbursement of the payments to DTC participants is the responsibility of DTC, and disbursement of the payments to holders of US Dollar offered notes is the responsibility of DTC participants and indirect participants.

     DTC may discontinue providing its services as securities depository for the
US Dollar offered notes at any time by giving reasonable notice to the principal paying agent. Under these circumstances, if a successor securities depository is not obtained, definitive offered notes are required to be printed and delivered.

     According to DTC, the foregoing information about DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

     Clearstream, Luxembourg is a company with limited liability incorporated under the laws of Luxembourg. Clearstream, Luxembourg holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg participants through electronic book-entry changes in accounts of Clearstream, Luxembourg participants, thereby eliminating the need for physical movement of notes.
Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including the currency (or currencies, if the relevant prospectus supplement specifies that the offered notes are denominated in more than one currency) in which the offered notes are denominated.

     Clearstream, Luxembourg participants are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Clearstream, Luxembourg is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a
Clearstream, Luxembourg participant, either directly or indirectly.

                                       26

     The Euroclear System was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment. This eliminates the need for physical movement of notes. Transactions may be settled in multiple currencies.

     The Euroclear System is owned by Euroclear Clearance System Public Limited
Company (ECSplc) and operated through a license agreement by Euroclear Bank
S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium, the
EUROCLEAR OPERATOR. The Euroclear operator is regulated and examined by the
Belgian Banking and Finance Commission and the National Bank of Belgium.

     Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the
related Operating Procedures of the Euroclear System. These terms and conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments for securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear operator acts under these terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

     Clearstream, Luxembourg and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     Distributions on the offered notes held through Clearstream, Luxembourg or
Euroclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These payments must be reported for tax purposes in accordance with United States tax laws and regulations. Clearstream, Luxembourg or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a holder of an offered note on behalf of a Clearstream, Luxembourg participant or Euroclear participant only in accordance with its rules and procedures, and, with respect to US Dollar offered notes, depending on its depositary's ability to effect these actions on its behalf through DTC.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in US Dollar offered notes among participants of DTC, Clearstream, Luxembourg or Euroclear, as applicable, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     In most circumstances, the offered notes will be issued only as GLOBAL
NOTES which are registered and held by a depository. Note owners of the global notes may hold their global notes through any of DTC, Clearstream, Luxembourg or
Euroclear. Note owners of global notes which

                                       27

represent interests in US Dollar offered notes will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding global notes through
Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way under their normal rules and operating procedures and under conventional eurobond practice, which is seven calendar day settlement.

     Secondary market trading between investors holding global notes through DTC will be conducted according to the rules and procedures applicable to U.S.
corporate debt obligations.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC participants holding global notes will be effected on a delivery-against-payment basis through the respective depositaries of
Clearstream, Luxembourg and Euroclear, and the DTC participants.

INITIAL SETTLEMENT

     All global notes representing interests in US Dollar offered notes will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC.
Note owners' interests in the global notes will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC.
As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective depositaries which in turn will hold their positions in accounts as DTC participants.

     Holders of US Dollar offered notes electing to hold their global notes through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. US Dollar offered noteholders' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Holders of US Dollar offered notes electing to hold their global notes through Clearstream, Luxembourg or Euroclear accounts and holders of all non-US
Dollar offered notes bearing global notes through Clearstream, Luxembourg or
Euroclear will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no
"lock-up" or restricted period. Global notes will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

                                       28

     Trading between Clearstream, Luxembourg and/or Euroclear Participants.
Secondary market trading between Clearstream, Luxembourg participants or
Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Clearstream, Luxembourg or Euroclear purchaser. When global notes are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a
Euroclear participant, the purchaser will send instructions to Clearstream,
Luxembourg or Euroclear through a Clearstream, Luxembourg participant or
Euroclear participant at least one business day before settlement. Clearstream,
Luxembourg or Euroclear, as the case may be, will instruct the respective depositary to receive the global notes against payment. Payment will include interest accrued on the global notes from and including the last payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global notes. After settlement has been completed, the global notes will be credited to the respective clearing system and by the clearing system, under its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account. The global notes credit will appear the next day accounting to European time and the cash debit will be back-valued to, and interest on the global notes will accrue from, the value date. The value date would be the day before the day that settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the
Clearstream, Luxembourg or Euroclear cash debit will be valued instead on the actual settlement date.

     Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream,
Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the global notes are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream,
Luxembourg participants or Euroclear participants purchasing global notes would incur overdraft charges for one day, assuming they cleared the overdraft when the global notes were credited to their accounts. However, interest on the global notes would accrue from the value date. Therefore, in many cases the investment income on the global notes earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or
Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global notes to the respective depositary for the benefit of Clearstream, Luxembourg participants or
Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream, Luxembourg or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear

                                       29

participants may employ their customary procedures for transactions in which global notes are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream,
Luxembourg participant or Euroclear participant at least one business day before settlement. In these cases, Clearstream, Luxembourg or Euroclear will instruct the respective depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global notes from and including the last payment date to and excluding the settlement date. The payment will then be reflected in the account of the
Clearstream, Luxembourg participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or
Euroclear participant's account would be back-valued to the value date. The value date would be the day before the day that settlement occurred in New York.
Should the Clearstream, Luxembourg participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued on the actual settlement date.
Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase global notes from DTC participants for delivery to Clearstream,
Luxembourg participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken.
At least three techniques should be readily available to eliminate this potential problem:

     o    borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the day trade is reflected in their
          Clearstream, Luxembourg or Euroclear accounts, under the clearing system's customary procedures;

     o    borrowing the global notes in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global notes sufficient time to be reflected in their Clearstream, Luxembourg or
          Euroclear account in order to settle the sale side of the trade; or

     o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream,
          Luxembourg participant or Euroclear participant.

DEFINITIVE OFFERED NOTES

     Offered notes issued in definitive form are referred to in this prospectus as DEFINITIVE OFFERED NOTES. Offered notes issued in book-entry form are referred to in this prospectus as BOOK-ENTRY OFFERED NOTES. Offered notes will be issued as definitive offered notes, rather than in book-entry form to DTC
Euroclear or Clearstream, Luxembourg or their nominee, only if specified in the prospectus supplement or if one of the following events occurs:

     o    DTC, Euroclear or Clearstream, Luxembourg, as the case maybe, advises the note trustee in writing that it is no longer willing or able to discharge properly its responsibilities as depository for those offered notes, and is not able to locate a qualified successor;

                                       30

     o    the manager, at its option, advises the issuer trustee, the note trustee and DTC, Euroclear or Clearstream, Luxembourg, as the case may be in writing that those definitive offered notes are to be issued in replacement of the book-entry offered notes; or

     o    after an event of default under the security trust deed relating to the relevant series has occurred and is continuing and the beneficial owners of the offered notes, holding a majority of the outstanding principal balance of the offered notes, advises the issuer trustee through DTC, Euroclear or Clearstream, Luxembourg, as the case may be, that the continuation of a book-entry system is no longer in the best interest of the beneficial owners of the offered notes.

     If any of these events occurs, the issuer trustee, at the direction of the manager, must within 30 days of such event instruct DTC, Euroclear or
Clearstream, Luxembourg, as the case may be, (or their respective replacements)
to notify all of the beneficial owners of the relevant offered notes of the occurrence of the event and of the availability of definitive offered notes.
DTC, Euroclear or Clearstream, Luxembourg, as the case may be, will then surrender the relevant book-entry offered notes and provide the relevant registration instructions to the issuer trustee. The issuer trustee will then issue and execute and the note trustee will authenticate and deliver definitive offered notes of the same aggregate Invested Amount as those book-entry offered notes. Offered notes will be serially numbered if issued in definitive form.

     No holder of an offered note will be entitled to receive a definitive offered note representing its interest, except as described in the preceding paragraph.

     For each trust, definitive offered notes will be transferable and exchangeable at the specified offices of:

     o    with respect to the US Dollar offered notes, the note registrar designated for US Dollar offered notes in the prospectus supplement for the relevant trust; and

     o    with respect to non-US Dollar offered notes, the note registrar designated for non-US Dollar offered notes in the prospectus supplement for the relevant trust.

     The prospectus supplement for a series will specify the details of the note registrar designated for US Dollar offered notes or for non-US Dollar offered notes.

     The prospectus supplement for a series may specify different or additional provisions regarding definitive offered notes for that series.

COLLECTIONS

     Collections in respect of interest, principal and fees on the housing loans will be received during each collection period. Collection periods may be monthly, quarterly, semi-annually or at another interval as specified in the prospectus supplement. The amount of or method for determining collections of interest, principal and fees on housing loans of a given series will be described in the prospectus supplement for that series.

                                       31

WITHHOLDING OR TAX DEDUCTIONS

     All payments in respect of the notes of a series will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature unless the issuer trustee or any paying agent is required by applicable law to make such a withholding or deduction. In that event the issuer trustee or the paying agent, as the case may be, will account to the relevant authorities for the amount so required to be withheld or deducted. Neither the issuer trustee nor any paying agent nor the note trustee will be obligated to make any additional payments to holders of the offered notes of a series with respect to that withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the issuer trustee will notify the note trustee, the principal paying agent and the relevant noteholders of that series.

REDEMPTION OF THE NOTES FOR TAXATION OR OTHER REASONS

     If the manager satisfies the issuer trustee and the note trustee of a series, immediately before giving the notice to the noteholders of that series as described in this section, that because of a change of law in Australia or any other jurisdiction to which the issuer trustee becomes subject either:

     o    on the next payment date specified in the relevant prospectus supplement the issuer trustee would be required to deduct or withhold from any payment of principal or interest in respect of any class of notes or redraw bonds of that series any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction; or

     o    the total amount payable in respect of interest in relation to the housing loans in respect of that series for a collection period ceases to be receivable, whether or not actually received, by the issuer trustee during such collection period by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction,

and in each case such obligation cannot be avoided by the issuer trustee taking reasonable measures available to it, then the issuer trustee must, when so directed by the manager, at the manager's option, redeem all, but not some, of the notes and any redraw bonds of that series on any subsequent payment date specified in the relevant prospectus supplement at their then Invested Amounts, subject to the following, together with accrued but unpaid interest to but excluding the date of redemption. The issuer trustee may redeem the notes and any redraw bonds of each series at their Stated Amounts, instead of at their
Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an Extraordinary Resolution of noteholders and any redraw bondholders together for that series.

     However, the manager will not direct the issuer trustee to, and the issuer trustee will not, redeem the notes or any redraw bonds of that series unless it is in a position on the relevant payment date to repay the then Invested Amounts or Stated Amounts, as required, of the notes and any redraw bonds of that series together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the

                                       32

security trust deed to be paid in priority to or equally with the notes or any redraw bonds of that series if the charge under the security trust deed were enforced.

     Holders of offered notes of that series must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

     If a tax, duty or other amount described above applies only to the offered notes of a series and the issuer trustee gives notice that it proposes to redeem the notes and any redraw bonds of that series, the holders of 75% of the aggregate Invested Amount of the offered notes of that series may elect, in accordance with the terms of the note trust deed for that series, that they do not require the issuer trustee to redeem the offered notes. Upon being notified of such an election at least 21 days before the relevant payment date upon which redemption was to occur the issuer trustee must not redeem the notes or any redraw bonds.

REDEMPTION OF THE NOTES UPON AN EVENT OF DEFAULT

     If an event of default occurs under the security trust deed for a series the security trustee must, upon becoming aware of the event of default and subject to certain conditions, in accordance with an Extraordinary Resolution of
Voting Secured Creditors for that series and the provisions of the security trust deed, enforce the security created by the security trust deed. That enforcement can include the sale of some or all of the housing loans. Any proceeds from the enforcement of the security will be applied in accordance with the order of priority of payments as set out in the security trust deed for that series.

OPTIONAL REDEMPTION OF THE NOTES

     The issuer trustee must, when directed by the manager, at the manager's option, redeem all of the notes and any redraw bonds of a series at their then
Invested Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any payment date specified in the relevant prospectus supplement falling on or after the date of the occurrence of certain events specified in that prospectus supplement.

FINAL MATURITY DATE

     Unless previously redeemed, the issuer trustee must redeem the notes and any redraw bonds of a series by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each note and any redraw bond on the payment date falling on the maturity date specified in the prospectus supplement for that series. The failure of the issuer trustee to pay the Stated Amount, together with all accrued and unpaid interest, within 10 days, or such other period as is specified in the prospectus supplement for a series, of the due date for payment, other than amounts due to such subordinated classes of notes as may be specified in the prospectus supplement for that series, will be an event of default under the security trust deed for that series.

REDEMPTION UPON FINAL PAYMENT

     Upon final payment being made in respect of any notes or any redraw bonds of a series following termination of the trust or enforcement of the charge under the security trust deed for that series, those notes or redraw bonds will be deemed to be redeemed and discharged in full and any

                                       33

obligation to pay any accrued but unpaid interest, the Stated Amount or the
Invested Amount in relation to those notes or any redraw bonds will be extinguished in full.

NO PAYMENTS OF PRINCIPAL IN EXCESS OF STATED AMOUNT

     No amount of principal will be repaid in respect of a note or any redraw bond of any series in excess of its Stated Amount or, in the case of an optional redemption or redemption for taxation reasons, and where applicable, its
Invested Amount.

     The prospectus supplement for a series may contain a description of different or additional provisions regarding the redemption of the notes or any redraw bonds.

TERMINATION OF A TRUST

TERMINATION OF TRUST

     Following the issue of notes in respect of a trust, that trust may only terminate prior to the redemption of the notes if a Potential Termination Event occurs and:

     o    the issuer trustee for that series determines that the Potential
          Termination Event has or will have an Adverse Effect, upon which it must promptly notify the manager, the servicer, the security trustee and the note trustee;

     o    the servicer, the issuer trustee and the manager for that series consult and use their reasonable endeavors, in consultation with the security trustee, the note trustee and, if necessary, the unitholders to amend or vary the terms of the series supplement for that series, any other relevant transaction document and the notes and any redraw bonds for that series in such a way so as to cure the Potential
          Termination Event or its Adverse Effect; and

     o    such consultations do not result in the cure of the Potential
          Termination Event or its Adverse Effect, with the consent of the servicer, the issuer trustee, the manager, the security trustee and the note trustee, within 60 days of notice being given by the issuer trustee as described above.

     If this occurs then the issuer trustee, in consultation with the manager, must proceed to liquidate the assets of the trust in accordance with the corresponding series supplement.

SALE OF HOUSING LOANS UPON TERMINATION

     Upon termination of a trust, the issuer trustee in consultation with the manager must sell and realize the assets of that trust within 180 days of the termination date of that trust. During this period the issuer trustee is not entitled to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights for less than the aggregate Fair
Market Value of the housing loans. The issuer trustee is only entitled to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights to a person other than Commonwealth Bank if
Commonwealth Bank, for itself and on behalf of any other originator specified in the prospectus supplement for that series, does not exercise its right of first refusal. The issuer trustee must not conclude a sale to a person other than
Commonwealth Bank unless, among

                                       34

other things, any housing loans of that trust and their related securities, mortgage insurance policies and other rights are assigned in equity only, except if the issuer trustee already has legal title, and the sale is expressly subject to the servicer's right to be retained as servicer and subject to the rights of the CBA trust and to the rights of Commonwealth Bank and any other originator specified in the prospectus supplement for that series as beneficiaries of the
CBA trust in respect of those housing loans and their related securities, mortgage insurance policies and other rights, as described in "Description of the Assets of a Trust--Transfer and Assignment of the Housing Loans".

     If the issuer trustee is unable to sell the housing loans of that trust and their related securities and mortgage insurance policies for Fair Market Value and on the terms in the previous paragraph during the 180 day period, it may then sell them free of the requirements of the previous paragraph and may perfect its legal title if necessary to obtain Fair Market Value for the housing loans. However upon such a sale the issuer trustee must use reasonable endeavors to include as a condition of the sale that a purchaser will agree to
Commonwealth Bank or any other originator specified in the prospectus supplement for that series (as appropriate) taking second mortgages in order to retain second ranking security for the other loans secured by the mortgage and to entering into a priority agreement to give Commonwealth Bank or any other originator specified in the prospectus supplement for that series (as appropriate) second priority for its second mortgage and to use reasonable endeavors to obtain the consent of the relevant borrowers and security providers to the originator's second mortgage.

ORIGINATOR'S FIRST RIGHT OF REFUSAL

     On the termination date of a trust, the issuer trustee is deemed to offer to sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights in relation to that trust to Commonwealth
Bank (for itself and any other originator specified in the prospectus supplement for that series) for at least the aggregate Fair Market Value of the housing loans.

     The issuer trustee must not sell the housing loans of that trust and their related securities, mortgage insurance policies and other rights unless
Commonwealth Bank has failed to accept that offer within 90 days of the termination date of the trust or has failed to pay the purchase price within 180 days of the termination date of that trust.

DISTRIBUTIONS OF TRUST ASSETS

     The issuer trustee must deposit the proceeds of realization of the assets of a trust into the collections account for that trust and, following the realization of all the assets of that trust, must distribute them on a payment date in accordance with the cash flow allocation methodology set out in the prospectus supplement for that series. Upon a final payment being made, the notes of that series will be deemed to be redeemed and discharged in full and the obligations of the issuer trustee with respect to the payment of principal, interest or any other amount on the notes of that series will be extinguished.

     The prospectus supplement for a series may contain a description of different or additional provisions regarding the termination of the relevant series trust and the sale of the assets of the trust upon termination.

                                       35

PRESCRIPTION

     An offered note will be void in its entirety if not surrendered for final payment within ten years of the relevant date in respect of that payment of principal or interest on the offered note which would have the effect of reducing the Stated Amount of, and all accrued but unpaid interest on, the offered note to zero. The relevant date is the date on which a payment first becomes due but, if the full amount of the money payable has not been received by the principal paying agent or the note trustee on or prior to that date, it means the date on which the full amount of such money having been so received and notice to that effect is duly given in accordance with the terms of the relevant offered note. After the date on which an offered note becomes void in its entirety, no claim may be made in respect of it.

THE NOTE TRUSTEE

APPOINTMENT OF NOTE TRUSTEE

     Unless otherwise specified in the prospectus supplement for a series, The
Bank of New York will serve as the note trustee for the applicable series of offered notes. The Bank of New York is a banking corporation duly organized and existing under the laws of New York.

NOTE TRUSTEE'S FEES AND EXPENSES

     Unless otherwise specified in the relevant prospectus supplement for each series, note trustee's fees and expenses will be paid from the assets of the relevant trust and payable out of the available income amount.

DELEGATION BY NOTE TRUSTEE

     The note trustee will be entitled to delegate its duties, powers, authorities, trusts and discretions under a note trust deed to any related company of the note trustee or to any other person in accordance with that note trust deed or as agreed by the manager.

INDEMNITY OF NOTE TRUSTEE

     The note trustee will be entitled to be indemnified from the assets of the corresponding trust against all liabilities, expenses, costs, charges, taxes and stamp duties, other than general overhead costs and expenses, properly incurred by the note trustee, or its properly appointed agents or delegates in the performance of its obligations under the corresponding note trust deed or any other transaction document.

     However, the note trustee will not be entitled to be indemnified against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of fraud or willful default of which it may be guilty in relation to its duties under the corresponding note trust deed.

QUALIFICATIONS OF NOTE TRUSTEE

     The note trustee is, and will at all times be, a corporation or association, organized and doing business under the laws of the United States of
America, any individual state or the District of Columbia, authorized under those laws to exercise corporate trust powers, having a combined

                                       36

capital of at least US$50,000,000, as set forth in its most recent published annual report of condition, and subject to supervision or examination by federal or state authority. The note trustee may also, if permitted by the Securities and Exchange Commission, be organized under the laws of a jurisdiction other than the United States, provided that it is authorized under such laws to exercise corporate trust powers and is subject to examination by authority of such jurisdictions substantially equivalent to the supervision or examination applicable to a trustee in the United States.

REMOVAL OF NOTE TRUSTEE

     The note trustee will retire as note trustee in respect of a series if:

     o    an Insolvency Event occurs in relation to the note trustee in its personal capacity or in respect of its personal assets and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee;

     o    it ceases to carry on business;

     o    it ceases to be an Eligible Trust Corporation;

     o    it is so directed by the holders of the offered notes of a series holding no less than 75% of the aggregate Invested Amount of the offered notes of that series;

     o    when required to do so by the manager or the issuer trustee by notice in writing, it fails or neglects within 20 Business Days after receipt of such notice to carry out or satisfy any material duty imposed on it by the note trust deed or any transaction document; or

     o    there is a change in ownership of 50% or more of the issued equity share capital of the note trustee from the position as at the date of the relevant note trust deed or effective control of the note trustee alters from the position as at the date of the note trust deed unless in either case approved by the manager, whose approval must not be unreasonably withheld.

     If any of these events occurs and the note trustee refuses to retire, the manager may remove the note trustee from office immediately by notice in writing. On the retirement or removal of the note trustee of a series:

     o    the manager must promptly notify the rating agencies of that series;
          and

     o    subject to any approval required by law, the manager must use reasonable endeavors to appoint in writing some other Eligible Trust
          Corporation approved by the rating agencies of that series to be the substitute note trustee for that series.

NOTE TRUSTEE MAY RETIRE

     The note trustee may retire as note trustee of a series at any time on 3 months', or such lesser period as the manager, the issuer trustee and the note trustee agree, notice in writing to the issuer trustee, the manager and the rating agencies of that series, without giving any reason and without being responsible for any liabilities incurred by reason of its retirement provided that the period of notice may not expire within 30 days before a payment date specified in the prospectus supplement.

                                       37

Upon retirement the note trustee, subject to any approval required by law, may appoint in writing any other Eligible Trust Corporation approved by the rating agencies and the manager, which approval must not be unreasonably withheld by the manager, as note trustee for the corresponding series. If the note trustee does not propose a replacement at least one month prior to its proposed retirement, the manager may appoint a substitute note trustee, which must be an
Eligible Trust Corporation approved by the rating agencies of that series.

APPOINTMENT BY HOLDERS OF OFFERED NOTES

     No retirement or removal of the note trustee will be effective until a substitute note trustee has been appointed.

     If a substitute note trustee has not been appointed at a time when the position of note trustee would, but for the foregoing requirement, become vacant, the issuer trustee must promptly advise the holders of the offered notes of that series. A special majority of holders of offered notes, being holders of the offered notes who hold not less than 75% of the aggregate Invested Amount of all offered notes of that series, may appoint an Eligible Trust Corporation to act as note trustee.

     The prospectus supplement for each series may contain a description of additional or different qualifications, obligations, powers, discretions and protections of the note trustee for that series and different or additional requirements in relation to the retirement or removal of the note trustee and the appointment of a substitute note trustee.

DIRECTIONS BY HOLDERS OF OFFERED NOTES

     Under the note trust deed the note trustee may seek directions from the holders of offered notes from time to time as described below, including following the occurrence of an event of default under the security trust deed.

     The note trustee will not be responsible for acting in good faith upon a direction given by holders of offered notes holding offered notes with an
Invested Amount of greater than 50% of the aggregate Invested Amount of all the offered notes.

     If the note trustee is entitled under the master trust deed or the security trust deed to vote at any meeting on behalf of the holders of the offered notes the note trustee must vote in accordance with the directions of the holders of the offered notes and otherwise in its absolute discretion. In acting in accordance with the directions of holders of the offered notes the note trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the offered notes held by holders of the offered notes who have directed the note trustee to vote for or against that proposal.

     For the purposes of seeking any consent, direction or authorization from the holders of the offered notes the note trustee may by notice to the holders of the offered notes specify a date, not earlier than the date of the notice, upon which the persons who are the holders of the offered notes and the Invested
Amount of the offered notes held by them will be determined based upon the details recorded in the note register as at 5.30 pm on that date.

                                       38

AMENDMENTS TO OFFERED NOTES AND NOTE TRUST DEED

     The issuer trustee, the manager and the note trustee, may alter, add to or revoke any provision of the note trust deed or the offered notes, without the consent or sanction of any holder of the offered notes, subject to the limitations described below, if the alteration, addition or revocation is not a
Payment Modification and, in the opinion of the note trustee:

     o    is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

     o    is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any governmental agency;

     o    is appropriate or expedient as a consequence of an alteration to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency or any decision of any court including an alteration, addition or modification which, in the opinion of the note trustee, is appropriate or expedient as a result of an alteration to Australia's tax laws or any ruling by the
          Australian Commissioner or Deputy Commissioner of Taxation or any
          governmental announcement or statement or any decision of any court which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the trust or to the trust under the note trust deed; or

     o    and in the opinion of the issuer trustee is otherwise desirable for any reason and:

          o    is not in the opinion of the note trustee likely, upon coming into effect, to be materially prejudicial to the interests of the holders of the offered notes; or

          o    if it is in the opinion of the note trustee likely, upon coming into effect, to be materially prejudicial to the interests of the holders of the offered notes, the consent is obtained of holders of the offered notes owning 75% of the aggregate Invested Amount of the offered notes, excluding notes beneficially owned by the issuer trustee or the manager or any person controlling or controlled by or under common control with the issuer trustee or the manager.

     Any alteration, addition or revocation must be notified to the rating agencies for the series 5 Business Days in advance.

     The note trustee of a series will be entitled to assume that any proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of holders of the offered notes of that series if each of the rating agencies for that series confirms in writing that the alteration, addition or revocation, if effected, will not lead to a reduction, qualification or withdrawal of the rating given to the offered notes by that rating agency.

     The issuer trustee, the manager and the note trustee may make or effect any
Payment Modification to the note trust deed or the offered notes of a trust only if the consent has first been obtained of each holder of an offered note in respect of that trust to the Payment Modification.

                                       39

     PAYMENT MODIFICATION means any alteration, addition or revocation of any provision of the relevant note trust deed, the offered notes, the master trust deed so far as it applies to the trust, the relevant series supplement or the relevant security trust deed which modifies:

     o    the amount, timing, currency or manner of payment of principal or interest in respect of the offered notes, including, without limitation, any modification to the Stated Amount, Invested Amount, interest rate or maturity date of the offered notes or the orders of payment of the proceeds of the trust assets under the relevant series supplement, the offered notes or the relevant security trust deed or which would impair rights of holders of the offered notes to institute suit for enforcement of such payment on or after the due date for such payment;

     o    the manner of determining whether holders of the offered notes owning
          75% of the aggregate Invested Amount of the offered notes have provided a consent or direction or the circumstances in which such a consent or direction is required or to reduce the percentage of the aggregate Invested Amount of the offered notes required for such a consent or direction;

     o    the provision of the relevant security trust deed that prohibits the issuer trustee from creating or permitting to exist any security interest, other than the Prior Interest, over the assets of the trust;
          or

     o    the requirements for altering, adding to or revoking any provision of the relevant note trust deed or the notes, including the note conditions.

     The issuer trustee must distribute to all holders of the offered notes of the relevant trust a copy of any amendment made as soon as reasonably practicable after the amendment has been made.

REPORTS TO HOLDERS OF OFFERED NOTES

     The manager or the servicer, as applicable, will forward or cause to be forwarded to each holder of an offered note of record, or will make available to each holder of an offered note of record in the manner described in the accompanying prospectus supplement, a statement or statements with respect to the related trust setting forth the information described in the related note trust deed. Except as otherwise provided in the related note trust deed, the information will include the following (as applicable):

     o    the applicable record date, determination date and payment date;

     o    the aggregate amount of payments received with respect to the housing loans, including prepayment amounts;

     o    the available income;

     o    the aggregate of all redraws and further advances made during the collection period;

     o    the redraw shortfall, if any;

     o    the payment shortfall;

                                       40

     o    the principal draw, if any, for that collection period, together with all principal draws made before the start of that collection period and not repaid;

     o    the bond factor for each class of notes;

     o    charge-offs for each class of notes and redraw charge-offs, if any;

     o    all carryover charge-offs, if any;

     o    if required, the threshold rate at that collection determination date;

     o    the relevant interest rate, as of the first day of the related
          Interest Period;

     o    the servicing fee payable to the servicer and, if any, the subservicer;

     o    the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

     o    the amount, if any, of the payment allocable to principal on each class of notes;

     o    the amount, if any, of the payment allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal on each class of notes;

     o    the outstanding principal amount or notional amount of each class of notes before and after giving effect to the payment of principal on that payment date;

     o    updated pool composition information, including weighted average interest rate and weighted average remaining term;

     o    the balance of the reserve fund, if any, as at that payment date;

     o    the percentage of the outstanding principal amounts of the senior notes, if applicable, after giving effect to the payments on that payment date;

     o    in the case of notes benefiting from alternative credit enhancement arrangements described in a prospectus supplement, the amount of coverage under alternative arrangements as of the close of business on the applicable determination date and a description of any credit enhancement substituted therefore;

     o    the aggregate unpaid principal balance of the housing loans, both fixed rate and variable rate housing loans, after giving effect to the payment of principal on that payment date, and the number of housing loans at the beginning and end of the collection period;

     o    based on the most recent reports furnished by a servicer, the number and aggregate principal balances of any items of housing loans in the related trust that are delinquent (a) 30-59 days, (b) 60-89 days and
          (c) 90 or more days, and that are in foreclosure;

     o    the amount of any losses on the housing loans during the collection period;

                                       41

     o    information about the amount, terms and general purpose of any advances made or reimbursed during the collection period;

     o    any material modifications, extensions or waivers to the terms of the housing loans during the collection period or that have cumulatively become material over time; and

     o    any material breaches of housing loan representations or warranties or covenants in the supplemental terms notice.

     In addition to the information described above, reports to noteholders will contain any other information as is described in the applicable note trust deed, which may include, without limitation, as applicable, information as to advances, reimbursements to a subservicer, if any, and the servicer and losses borne by the related trust.

     In addition, within a reasonable period of time after the end of each financial year, the manager or servicer, as applicable, will furnish on request a report to each person that was a holder of record of any class of notes at any time during that financial year. The report will include information as to the aggregate of amounts reported under the first two items in the list above for that financial year or, if the person was a holder of record of a class of notes during a portion of that financial year, for the applicable portion of that year.

PURCHASE OBLIGATIONS

     Some types of housing loans and some classes of notes of any series, as specified in the accompanying prospectus supplement, may be subject to a purchase obligation in order to facilitate the issuance of notes designated as money market notes in the applicable prospectus supplement that may have a final maturity date which will be less than 397 days from the closing date on which such notes were issued or that may be acquired by a note purchaser prior to maturity and which would be eligible for purchase by money market funds. The issuing entity will not issue any redeemable securities as defined under Section
2(a)(32) of the Investment Company Act of 1940. A purchase obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, remarketing agreement, maturity guaranty, put option or demand feature. The terms and conditions of each purchase obligation, including the repurchase price, timing and payment procedure, will be described in the accompanying prospectus supplement. If applicable, the prospectus supplement will also specify the note purchaser and the terms of the note purchase agreement. A purchase obligation may apply to the housing loans or to a class of notes of the related series. Each purchase obligation may be a secured or unsecured obligation of its provider, which may include a bank or other financial institution or an insurance company. The accompanying prospectus supplement will specify whether each purchase obligation will be evidenced by an instrument delivered to the issuer trustee for the benefit of the applicable noteholders of the related series. The accompanying prospectus supplement will specify whether each purchase obligation for housing loans will be payable solely to the issuer trustee for the benefit of the noteholders of the related series. Other purchase obligations may be payable to the issuer trustee or directly to the holders of the notes to which the obligations relate.

     A purchase commitment is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series, on one or more specified dates, or upon the occurrence of one or more specified events. A liquidity facility is an obligation of a lender to advance funds, which may be used to purchase specified housing loans from the issuing entity on one or more specified dates, or upon the occurrence of one or more specified events . A remarketing agreement is an obligation of a remarketing agent to sell specified housing loans on behalf of the issuing entity on one or more specified dates, or upon the occurrence of one or more specified events, and may include an obligation of the remarketing agent to cover any shortfall between the sale proceeds and a specified level. A maturity guaranty is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series, on one or more specified maturity dates. A put option is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series upon the exercise of the option by a specified party, on one or more specified dates, or upon the occurrence of one or more specified events. A demand feature is a contractual obligation of an obligor to purchase either specified housing loans or classes of notes of any series upon demand made by a specified party, on one or more specified dates, or upon the occurrence of one or more specified events.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

     The following summary describes the material terms of the transaction documents for a series other than the underwriting agreement and the dealer agreement for that series and except as already described above or in the prospectus supplement for that series. The summary does not purport to be complete and is subject to the provisions of the transaction documents for that series and the prospectus supplement for that series. The transaction documents, other than the

                                       42

underwriting agreement for any series of offered notes, will be governed by the laws of the Australian Capital Territory, Australia or such other jurisdiction as is specified in the relevant prospectus supplement. The underwriting agreement will be governed by the laws of the State of New York.

     In a timely manner after the closing date for each series of notes, the manager, as depositor, will file with the Securities and Exchange Commission copies of each of the material transaction documents on a Current Report on Form
8-K.

COLLECTIONS ACCOUNT AND AUTHORIZED SHORT-TERM INVESTMENTS

     For each series, the issuer trustee will establish and maintain a collections account with an Eligible Depositary. The collections account for that series will initially be established with Commonwealth Bank by the issuer trustee in its name and in its capacity as trustee of the relevant trust. The collections account will not be used for any purpose other than for the trust.
The account will be an interest bearing account.

     If the financial institution with which the collections account is held ceases to be an Eligible Depositary the issuer trustee must establish a new account with an Eligible Depositary as a replacement collections account. In addition, if the Eligible Depository has a short term credit rating of no higher than A-1 from Standard & Poor's the sum of the balance of the collections account and the value of Authorized Short-Term Investments with a short term rating of A-1 by Standard & Poor's must not exceed 20% of the aggregate Invested
Amount of all notes of that series.

     The collections account and all rights to it and the funds standing to its credit from time to time is an asset of the corresponding series trust. At all times the collection account will be under the sole control of the issuer trustee. The manager has the discretion to propose to the issuer trustee, in writing, the manner in which any moneys forming part of a trust may be invested in Authorized Short-Term Investments and what purchases, sales, transfers, exchanges, realizations or other dealings with assets of that trust will be effected and when and how they should be effected. Provided that they meet certain requirements, the issuer trustee must give effect to the manager's proposals. Each investment of moneys required for the payment of liabilities of a trust must be in Authorized Short-Term Investments that will mature on or before the due date for payment of those liabilities.

     The prospectus supplement for a series may contain a description of additional or different provisions to apply with respect to the collections account or the Authorized Short-Term Investments of that series.

MODIFICATIONS OF THE MASTER TRUST DEED AND SERIES SUPPLEMENT

     The issuer trustee and the manager, with respect to the master trust deed, and the issuer trustee, the manager, each originator and the servicer, with respect to the series supplement for a series, may amend, add to or revoke any provision of the master trust deed or the corresponding series supplement, subject to the limitations described below, if the amendment, addition or revocation:

     o    in the opinion of the issuer trustee is necessary to correct a manifest error or is of a formal, technical or administrative nature only;

                                       43

     o    in the opinion of the issuer trustee, or of a lawyer instructed by the issuer trustee, is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any statutory authority;

     o    in the opinion of the issuer trustee is required by, a consequence of, consistent with or appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency including, an amendment, addition or revocation which in the opinion of the issuer trustee is appropriate or expedient as a result of an amendment to Australia's tax laws or any ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Medallion Program trusts;

     o    in the case of the master trust deed, relates only to a Medallion
          Program trust not yet constituted;

     o    in the opinion of the issuer trustee, will enable the provisions of the master trust deed or the series supplement to be more
          conveniently, advantageously, profitably or economically administered;
          or

     o    in the opinion of the issuer trustee is otherwise desirable for any reason.

     Any amendment, addition or revocation referred to in the last two of the above paragraphs which in the opinion of the issuer trustee is likely to be prejudicial to the interests of:

     o    the unitholders of a trust, may only be effected with the consent of those unitholders;

     o    a class of noteholders or any redraw bondholders of the corresponding series may only be effected if those noteholders or redraw bondholders pass a resolution by a majority of not less than 75% of the votes at a meeting approving the amendment, addition or revocation or all such noteholders or redraw bondholders sign a resolution approving the amendment, addition or revocation, subject to the following paragraph;
          or

     o    all noteholders and any redraw bondholders of the corresponding series, may only be effected if those noteholders and redraw bondholders pass a resolution by a majority of not less than 75% of the votes at a meeting approving the amendment, addition or revocation or all noteholders and redraw bondholders sign a resolution approving the amendment, addition or revocation. A separate resolution will not be required in relation to any class of noteholders or redraw bondholders.

     The manager must advise the rating agencies in respect of each trust affected by the amendment, addition or revocation no less than 10 Sydney business days prior to any amendment, addition or revocation of the master trust deed or the corresponding series supplement and must certify to the issuer trustee that no rating agency for the series has advised that the amendment, addition or revocation will cause a withdrawal, downgrading or qualification of the credit ratings assigned to the notes or any redraw bonds of that series before the amendment, addition, or revocation is effected. The issuer trustee may not amend, add to or revoke any provision of the

                                       44

master trust deed or the corresponding series supplement if the consent of a party is required under a transaction document unless that consent has been obtained.

     Any amendment, addition or revocation to the master trust deed or the corresponding series supplement with respect to a series that effects a Payment
Modification may only be made with the consent of each holder of an offered note in that series.

THE ISSUER TRUSTEE

GENERAL DUTIES OF ISSUER TRUSTEE

     Unless provided otherwise in the prospectus supplement for a series,
Perpetual Trustee Company Limited will act as issuer trustee of each trust on the terms set out in the master trust deed and the corresponding series supplement.

     Subject to the provisions of the master trust deed, the issuer trustee has all the powers in respect of the assets of a trust which it could exercise if it were the absolute and beneficial owner of the assets. The issuer trustee agrees to act in the interests of the unitholders, the noteholders and any redraw bondholders of a series. If there is a conflict between the interests of the unitholders on the one hand and the noteholders and any redraw bondholders on the other hand, the issuer trustee must act in the interests of the noteholders and the redraw bondholders.

     The issuer trustee must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business insofar as it relates to the master trust deed and the corresponding series supplement in a proper and efficient manner and exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed, having regard to the interests of noteholders, any redraw bondholders and the unitholders for each series.

     The terms of the master trust deed and the corresponding series supplement will provide, amongst other things, that:

     o    the obligations of the issuer trustee to the noteholders expressed in the master trust deed or the series supplement are contractual obligations only and do not create any relationship of trustee or fiduciary between the issuer trustee and the noteholders;

     o    the issuer trustee has no duty, and is under no obligation, to investigate whether a Manager Default, a Servicer Default or a
          Perfection of Title Event has occurred in relation to the
          corresponding trust other than where it has actual notice;

     o    unless actually aware to the contrary, the issuer trustee is entitled to rely conclusively on, and is not required to investigate the accuracy of any calculation by, an originator, the servicer or the manager under the series supplement, the amount or allocation of collections or the contents of any certificate provided to the issuer trustee by the servicer or manager under a series supplement;

     o    the issuer trustee may obtain and act on the advice of experts, whether instructed by the issuer trustee or the manager, which are necessary, usual or desirable for the

                                       45

          purpose of enabling the issuer trustee to be fully and properly advised and informed and will not be liable for acting in good faith on such advice; and

     o    the issuer trustee will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of the issuer trustee who have day-to-day responsibility for the administration or management of the issuer trustee's obligations in relation to the trust, having actual knowledge, actual awareness or actual notice of that thing, or grounds to believe that thing.

ANNUAL COMPLIANCE STATEMENT

     The issuer trustee in its capacity as trustee of a trust will not publish annual reports and accounts. The issuer trustee will deliver to the note trustee of each series annually a written statement as to the fulfillment of the issuer trustee's obligations under the corresponding note trust deed including compliance with its material obligations under the related transaction documents and whether an event of default or other matter which is required to be brought to the note trustee's attention has occurred.

DELEGATION

     In exercising its powers and performing its obligations and duties under the master trust deed, the issuer trustee may delegate any or all of the powers, discretions and authorities of the issuer trustee under the master trust deed or otherwise in relation to a trust, to a related company of the issuer trustee or otherwise in accordance with the master trust deed or corresponding series supplement, including, in respect of its payment obligations in respect of the offered notes, to the paying agents under an agency agreement in relation to each trust. The issuer trustee at all times remains liable for the acts or omissions of such related company when acting as delegate.

ISSUER TRUSTEE FEES AND EXPENSES

     The issuer trustee will be entitled to a fee in respect of a trust payable in arrears on each quarterly payment date specified in the corresponding prospectus supplement for that trust.

     The fee payable to the issuer trustee in respect of a trust may be varied as agreed between the issuer trustee and the manager provided that each corresponding rating agency must be given 3 Business Days' prior notice of any variation and the fee must not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust.

     If the issuer trustee becomes liable to remit to a governmental agency an additional amount of Australian goods and services tax or is otherwise disadvantaged by a change in the Australian goods and services tax legislation in connection with a trust, the issuer trustee will not be entitled to any reimbursement from the assets of that trust. However, the fees payable to the issuer trustee may be adjusted, in accordance with the series supplement for that trust.

     At any time within 12 months after the abolition of or a change in the goods and services tax laws becomes effective, the issuer trustee or the manager may, by written notice to the other, require negotiations to commence to adjust the fees payable to the issuer trustee in respect of a trust so that it is not economically advantaged or disadvantaged by the effect of the change in the goods and

                                       46

services tax. Any adjustment to fees will be subject to written confirmation from the corresponding rating agencies that the adjustment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned to the notes relating to that trust.

     The issuer trustee is entitled to be reimbursed out of the assets of a trust for costs, charges and expenses which it may incur in respect of and can attribute to the trust including, amongst other costs, disbursements in connection with the assets of that trust, the auditing of the trust, taxes payable in respect of the trust, legal costs and other amounts in connection with the exercise of any power or discretion or the performance of any obligation in relation to the trust approved by the manager which approval is not to be unreasonably withheld.

RETIREMENT AND REMOVAL OF THE ISSUER TRUSTEE

     The issuer trustee is required to retire as issuer trustee of a trust following an Issuer Trustee Default. If the issuer trustee refuses to retire following an Issuer Trustee Default the manager may remove the issuer trustee immediately, or, if the Issuer Trustee Default relates only to a change in ownership or merger without assumption of the issuer trustee, upon 30 days'
notice in writing.

     The manager must use reasonable endeavors to appoint a qualified substitute issuer trustee who is approved by the rating agencies of all the Medallion
Program trusts established under the master trust deed within 30 days of the removal of the issuer trustee. Until a substitute issuer trustee is appointed, the manager must act as issuer trustee and will be entitled to receive the issuer trustee's fee.

     If after 30 days the manager is unable to appoint a qualified substitute issuer trustee who is approved by all such rating agencies, it must convene a meeting of all debt security holders, including the noteholders and any redraw bondholders of the trusts, and all beneficiaries, including the unitholders, of all the Medallion Program trusts under the master trust deed at which a substitute issuer trustee may be appointed by resolution of not less than 75% of the votes at that meeting or by a resolution in writing signed by all debt security holders and beneficiaries.

VOLUNTARY RETIREMENT OF THE ISSUER TRUSTEE

     The issuer trustee may resign as trustee of the trusts on giving to the manager not less than 3 months' notice in writing, or such lesser period as the manager and the issuer trustee may agree, of its intention to do so.

     Upon retirement, the issuer trustee must appoint a qualified substitute issuer trustee who is approved by the rating agencies of all the Medallion
Program trusts established under the master trust deed and the manager. If the issuer trustee does not propose a substitute issuer trustee at least one month prior to its proposed retirement, the manager may appoint a qualified substitute issuer trustee who is approved by all such rating agencies.

     If a substitute issuer trustee has not been appointed upon the expiry of the 3 month notice period, the manager will act as issuer trustee. If the manager is unable to appoint a qualified substitute issuer trustee within a further 30 days, it must convene a meeting of all debt security holders, including the noteholders and any redraw bondholders of the trusts, and all beneficiaries, including the unitholders of the trusts, of all the Medallion
Program trusts under the master trust deed at which a substitute issuer trustee may be appointed by resolution of not less than 75% of the

                                       47

votes at that meeting or by a resolution in writing signed by all debt security holders and beneficiaries.

     The retiring issuer trustee must indemnify the manager and the substitute issuer trustee in respect of all costs incurred as a result of its removal or retirement.

LIMITATION OF THE ISSUER TRUSTEE'S LIABILITY

     The issuer trustee acts as trustee of a trust and issues the notes relating to that trust only in its capacity as trustee of that trust and in no other capacity. A liability incurred by the issuer trustee acting as trustee of a trust under or in connection with the related transaction documents, except with respect to the following paragraph, is limited to and can be enforced against the issuer trustee only to the extent to which it can be satisfied out of the assets of that trust out of which the issuer trustee is actually indemnified for the liability. Except in the circumstances described in the following paragraph, this limitation of the issuer trustee's liability applies despite any other provisions of the related transaction documents and extends to all liabilities and obligations of the issuer trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the notes, any redraw bonds, the master trust deed, the relevant series supplement or any other transaction document of the trust. Noteholders, redraw bondholders and the parties to the transaction documents may not sue the issuer trustee in respect of liabilities incurred by it acting as trustee of a trust in any capacity other than as trustee of the trust and may not seek to appoint a liquidator or administrator to the issuer trustee or to appoint a receiver to the issuer trustee, except in relation to the assets of the trust, and may not prove in any liquidation, administration or arrangements of or affecting the issuer trustee, except in relation to the assets of the trust.

     The limitation in the previous paragraph will not apply to any obligation or liability of the issuer trustee to the extent that it is not satisfied because under a transaction document or by operation of law there is a reduction in the extent of the issuer trustee's indemnification out of the assets of the trust as a result of the issuer trustee's fraud, negligence or willful default or the fraud, negligence or willful default of its officers, employees or agents or any person for whom the issuer trustee is liable under the terms of the transaction documents. For these purposes a willful default does not include a default which arises as a result of a breach of a transaction document by any other person, other than any person for whom the issuer trustee is liable under the terms of the transaction documents, or which is required by law or a proper instruction or direction of a meeting of Secured Creditors of a trust or noteholders, any redraw bondholders or other debt security holders or beneficiaries of a trust.

     In addition, the manager, the servicer, the agents, the note trustee and other persons are responsible for performing a variety of obligations in relation to a trust. An act or omission of the issuer trustee will not be considered to be fraudulent, negligent or a willful default to the extent to which it was caused or contributed to by any failure by any such person to fulfill its obligations relating to a trust or by any other act or omission of such a person.

RIGHTS OF INDEMNITY OF ISSUER TRUSTEE

     The issuer trustee is indemnified out of the assets of the applicable trust for any liability properly incurred by the issuer trustee in performing or exercising any of its powers or duties. This indemnity is in addition to any indemnity allowed to the issuer trustee by law, but does not extend to any liabilities arising from the issuer trustee's fraud, negligence or willful default.

                                       48

     The issuer trustee is indemnified out of the assets of the applicable trust against certain payments it may be liable to make under the Australian Consumer
Credit Code. The servicer also indemnifies the issuer trustee in relation to such payments in certain circumstances and the issuer trustee is required to first call on the indemnity from the servicer before calling on the indemnity from the assets of the trust. See "Legal Aspects of the Housing
Loans--Australian Consumer Credit Code".

     The prospectus supplement for each series may contain a description of additional or different obligations, powers and protections of the issuer trustee and additional or different requirements in relation to the retirement or removal of the issuer trustee and the appointment of a substitute issuer trustee.

THE MANAGER

POWERS

     The manager's general duty is to manage the assets of each trust which are not serviced by the servicer. In addition, the manager has a number of specific responsibilities including making all necessary determinations to enable the issuer trustee to make the payments and allocations required on each payment date specified in the relevant prospectus supplement in accordance with the applicable series supplement, directing the issuer trustee to make those payments and allocations, keeping books of account and preparing the tax returns of each trust and monitoring support facilities.

     The manager must act honestly and in good faith in performance of its duties and in exercising its discretions under the master trust deed, use its best endeavors to carry on and conduct its business insofar as it relates to the master trust deed and the other transaction documents for each trust in a proper and efficient manner and exercise such prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the master trust deed and the other transaction documents having regard to the interests of noteholders, any redraw bondholders and the unitholders of each trust.

DELEGATION

     The manager may, in carrying out and performing its duties and obligations in relation to a trust, appoint any person as attorney or agent of the manager with such powers as the manager thinks fit including the power to sub-delegate provided that the manager may not delegate a material part of its duties and obligations in relation to the trust. The manager remains liable for the acts or omissions of such attorneys or agents to the extent that the manager would itself be liable.

MANAGER'S FEES, EXPENSES AND INDEMNIFICATION

     The manager is entitled to a management fee and arranging fee in respect of each trust payable in arrears on each payment date specified in the prospectus supplement for that trust.

     The management fee payable to the manager by the issuer trustee out of the available income amount for a trust may be varied as agreed between the income unitholder and the manager provided that each corresponding rating agency must be given 3 Business Days' prior notice of any variation and the fee must not be varied if this would result in a reduction, qualification or withdrawal of the

                                       49

credit rating of any note or redraw bond relating to that trust. The arranging fee payable to the manager by the issuer trustee out of the Available Income
Amount for the trust is agreed between the income unitholder and the manager prior to the date of the series supplement relating to that trust.

     The manager will be indemnified out of the assets of each trust for any liability, cost or expense properly incurred by it in its capacity as manager of the trust.

REMOVAL OR RETIREMENT OF THE MANAGER

     If the issuer trustee becomes aware that a Manager Default has occurred and is subsisting the issuer trustee must immediately terminate the appointment of the manager as manager of a trust and must appoint a substitute manager in its place. The manager indemnifies the issuer trustee in respect of all costs incurred as a result of its replacement by the issuer trustee.

     The manager may retire as manager of the trusts on giving to the issuer trustee 3 months', or such lesser period as the manager and the issuer trustee may agree, notice in writing of its intention to do so. Upon its retirement, the manager may appoint another corporation approved by the issuer trustee as manager in its place. If the manager does not propose a replacement by the date one month prior to the date of its retirement the issuer trustee may appoint a replacement manager as from the date of the manager's retirement.

     Until a substitute manager is appointed, the issuer trustee must act as manager and will be entitled to receive the manager's fee.

LIMITATION OF MANAGER'S LIABILITY

     The manager is not personally liable to indemnify the issuer trustee or to make any payments to any other person in relation to the applicable trust except where arising from any fraud, negligence, willful default or breach of duty by it in its capacity as manager of the trust. A number of limitations on the manager's liability are or will be set out in full in the master trust deed and the other transaction documents. These include the limitation that the manager will not be liable for any loss, costs, liabilities or expenses:

     o    arising out of the exercise or non-exercise of its discretions under any transaction document or otherwise in relation to the trust;

     o    arising out of the exercise or non-exercise of a discretion on the part of the issuer trustee, an originator or the servicer or any act or omission of the issuer trustee, an originator or the servicer; or

     o    caused by its failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the issuer trustee, an originator, the servicer or any other person,

except to the extent that they are caused by the manager's own fraud, negligence or willful default.

     The prospectus supplement for each series may contain a description of additional or different obligations, powers and protections of the manager.

                                       50

LIMITS ON RIGHTS OF NOTEHOLDERS AND REDRAW BONDHOLDERS

     Apart from the security interest arising under the security trust deed for a series, the noteholders and any redraw bondholders of each series do not own and have no interest in the corresponding trust or any of its assets. In particular, no noteholder or redraw bondholder is entitled to:

     o    an interest in any particular part of the trust or any asset of the trust;

     o    require the transfer to it of any asset of the trust;

     o    interfere with or question the exercise or non-exercise of the rights or powers of an originator, the servicer, the manager or the issuer trustee in their dealings with the trust or any assets of the trust;

     o    attend meetings or take part in or consent to any action concerning any property or corporation in which the issuer trustee has an interest;

     o    exercise any rights, powers or privileges in respect of any asset of the trust;

     o    lodge a caveat or other notice forbidding the registration of any person as transferee or proprietor of or any instrument affecting any asset of the trust or claiming any estate or interest in any asset of the trust;

     o    negotiate or communicate in any way with any borrower or security provider under any housing loan assigned to the issuer trustee or with any person providing a support facility to the issuer trustee;

     o    seek to wind up or terminate the trust;

     o    seek to remove the servicer, manager or issuer trustee;

     o    interfere in any way with the trust;

     o    take proceedings against the issuer trustee, the manager, an originator or the servicer or in respect of the trust or the assets of the trust. This will not limit the right of noteholders and any redraw bondholders to compel the issuer trustee, the manager and the security trustee to comply with their respective obligations under the master trust deed and the corresponding series supplement, note trust deed and security trust deed, in the case of the issuer trustee and the manager, and the security trust deed, in the case of the security trustee;

     o    have any recourse to the issuer trustee or the manager in their personal capacity, except to the extent of fraud, negligence or willful default on the part of the issuer trustee or the manager respectively; or

     o    have any recourse whatsoever to an originator or to the servicer in respect of a breach by an originator or the servicer of their respective obligations and duties under the corresponding series supplement.

                                       51

THE SECURITY TRUST DEED

GENERAL

     Unless otherwise specified in the prospectus supplement for a series, P.T.
Limited will serve as security trustee for each series under a security trust deed. The issuer trustee will grant a floating charge, registered with the
Australian Securities and Investments Commission, over all of the trust assets of that series in favor of the security trustee. The floating charge will secure the Secured Moneys owing to the noteholders, any redraw bondholders, the servicer, the note trustee in its personal capacity and for and on behalf of the holders of the offered notes, each agent, the originators, the liquidity facility provider, the standby redraw facility provider and each swap provider in respect of that series. These secured parties, or such other persons as are specified in the relevant prospectus supplement, are collectively known as the
SECURED CREDITORS.

     The principal terms of the security trust deed for each series will be as described below.

NATURE OF THE CHARGE

     A company may not deal with its assets over which it has granted a fixed charge without the consent of the relevant chargee. Fixed charges are usually given over real property, marketable securities and other assets which will not be dealt with by the company.

     A floating charge, like that created by the security trust deed, does not attach to specific assets but instead "floats" over a class of assets which may change from time to time. The company granting the floating charge may deal with those assets and give third parties title to those assets free from any encumbrance, provided such dealings and transfers of title are in the ordinary course of the company's business. The issuer trustee has agreed not to dispose of or create interests in the assets of a trust subject to a floating charge except in accordance with the master trust deed, the corresponding series supplement or any other related transaction document and the manager has agreed not to direct the issuer trustee to take any such actions. If, however, the issuer trustee disposes of any of a trust's assets, including any housing loan, other than in accordance with the master trust deed, the corresponding series supplement or any other related transaction document, the person acquiring the property may nevertheless take it free of the floating charge. The floating charge granted over a trust's assets will crystallize, which means it becomes a fixed charge, upon the occurrence of an event of default as described in the corresponding security trust or will become fixed over the affected assets in the case of certain of such events of default. Once the floating charge crystallizes, the issuer trustee will still be obliged not to dispose of or create interests in the assets of the trust except in accordance with the related transaction documents and, as a result of the crystallization of the charge, any attempt to do so in violation of the related transaction documents will not generally be effective to create interests in the assets of the trust ranking in priority to the charge.

THE SECURITY TRUSTEE

     The security trustee will be appointed to act as trustee on behalf of the
Secured Creditors of a trust and will hold the benefit of the charge over the trust's assets in trust for each such Secured Creditor on the terms and conditions of the security trust deed for that trust. If, in the security trustee's opinion, there is a conflict between the duties owed by the security trustee to any Secured Creditor or class of Secured Creditors of a trust and the interests of noteholders and any redraw

                                       52

bondholders of a trust as a whole, the security trustee will give priority to the interests of the noteholders and any redraw bondholders. The prospectus supplement for a series will specify the priority given to each class of noteholders and any redraw bondholders, if there is a conflict between the interests of particular classes of noteholders and any redraw bondholders of that trust.

DUTIES AND LIABILITIES OF THE SECURITY TRUSTEE

     The security trustee's liability to the Secured Creditors of a trust is limited to the amount the security trustee is entitled to recover through its right of indemnity from the assets held on trust by it under the security trust deed relating to that trust. However, this limitation will not apply to the extent that the security trustee limits its right of indemnity as a result of its own fraud, negligence or willful default.

     Each security trust deed will contain a range of other provisions regulating the scope of the security trustee's duties and liabilities. These include the following:

     o    the security trustee will not be required to monitor whether an event of default under the security trust deed for a series has occurred in relation to the trust for that series or compliance by the issuer trustee or manager with the transaction documents relating to a trust or their other activities;

     o    the security trustee will not be required to do anything unless its liability is limited in a manner satisfactory to it;

     o    the security trustee will not be responsible for the adequacy or enforceability of any transaction documents relating to a trust;

     o    except as expressly stated in the security trust deed, the security trustee will not be required to give to the corresponding Secured
          Creditors information concerning the issuer trustee or the related trust which comes into the possession of the security trustee;

     o    the issuer trustee will give wide ranging indemnities to the security trustee in relation to its role as security trustee; and

     o    the security trustee may be entitled to rely on documents and information provided by the issuer trustee or manager.

EVENTS OF DEFAULT

     Each of the following will be an event of default under the security trust deed for a series:

     o    the issuer trustee retires or is removed, or is required to retire or be removed, as trustee of the corresponding trust and is not replaced within 30 days and the manager fails within a further 20 days to convene a meeting of debt security holders and beneficiaries of the
          Medallion Program trusts established under the master trust deed in accordance with the master trust deed;

     o    the security trustee has actual notice or is notified by the manager or the issuer trustee that the issuer trustee is not entitled for any reason to fully exercise its right of

                                       53

          indemnity against the assets of the corresponding trust to satisfy any liability to a Secured Creditor of that trust and the circumstances are not rectified to the reasonable satisfaction of the security trustee within 14 days of the security trustee requiring this;

     o    the corresponding trust is not properly constituted or is imperfectly constituted in a manner or to an extent that is regarded by the security trustee acting reasonably to be materially prejudicial to the interests of any class of Secured Creditor of that trust and is incapable of being, or is not within 30 days of the discovery thereof, remedied;

     o    an Insolvency Event occurs in respect of the issuer trustee in its capacity as trustee of the corresponding trust;

     o    distress or execution is levied or a judgment, order or encumbrance is enforced, or becomes enforceable, over any of the assets of the corresponding trust for an amount exceeding A$1,000,000, either individually or in aggregate, or can be rendered enforceable by the giving of notice, lapse of time or fulfillment of any condition;

     o    the charge under the security trust deed:

          o    is or becomes wholly or partly void, voidable or unenforceable;
               or

          o    loses its priority, subject only to the Prior Interest, as a first ranking charge, other than as mandatorily preferred by law or by an act or omission of the security trustee;

     o    subject only to the Prior Interest, the issuer trustee attempts to create or allows to exist a security interest over the assets of the corresponding trust or transfers, assigns or otherwise disposes of, or creates or allows to exist, any other interest over the assets of the trust, otherwise than in accordance with the master trust deed, the corresponding series supplement or the security trust deed;

     o    the Australian Commissioner of Taxation, or its delegate, determines to issue a notice (under any legislation that imposes a tax) requiring any person obliged or authorized to pay money to the issuer trustee in respect of the corresponding trust to instead pay such money to the
          Commissioner in respect of any tax or any fines and costs imposed on the issuer trustee in respect of that trust; and

     o    any Secured Moneys of the corresponding trust are not paid within 10 days of when due, other than amounts due to any subordinated class of noteholders or other subordinated Secured Creditors so long as any
          Secured Moneys relating to any senior class of notes remain outstanding.

     The security trustee may determine that any event that would otherwise be an event of default under a security trust deed will not be treated as an event of default, where this will not in the opinion of the security trustee be materially prejudicial to the interests of the Secured Creditors of the corresponding trust. However, it must not do so in contravention of any prior directions in an Extraordinary Resolution of Voting Secured Creditors of that trust. Unless the security trustee has made such an election, and providing that the security trustee is actually aware of the occurrence of

                                       54

an event of default under a security trust deed, the security trustee will promptly and, in any event, within 2 Business Days, convene a meeting of the
Voting Secured Creditors of the corresponding trust at which it will seek directions from the Voting Secured Creditors of that trust by way of
Extraordinary Resolution regarding the action it should take as a result of that event of default.

MEETINGS OF VOTING SECURED CREDITORS

     The security trust deed for a series will contain provisions for convening meetings of the Voting Secured Creditors of the corresponding trust to enable the Voting Secured Creditors to direct or consent to the security trustee taking or not taking certain actions under the security trust deed, including directing the security trustee to enforce the security trust deed. Meetings may also be held of a class or classes of Voting Secured Creditors under a security trust deed.

VOTING PROCEDURES

     Every question submitted to a meeting of Voting Secured Creditors will be decided in the first instance by a show of hands. If a show of hands results in a tie, the chairman will both on a show of hands and on a poll have a casting vote. A representative is a person or body corporate appointed as a proxy for a
Voting Secured Creditor or a representative of a corporate Voting Secured
Creditor under the Australian Corporations Act 2001. On a show of hands, every person holding, or being a representative holding or representing other persons who hold, Secured Moneys will have one vote. If at any meeting a poll is demanded, every person who is present will have one vote for every A$10 of
Secured Moneys owing to it, converted, in the case of the holders of the offered notes, to Australian dollars at the exchange rate specified for this purpose in the prospectus supplement for a series or the spot rate used for the calculation of amounts payable on the early termination of the relevant currency swap of the trust, whichever produces the lowest amount in Australian dollars.

     A resolution of all the Voting Secured Creditors of a trust, including an
Extraordinary Resolution, may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have been signed by all of the Voting Secured Creditors of that trust.

ENFORCEMENT OF THE CHARGE

     Upon a vote at a meeting of Voting Secured Creditors of a trust called following an event of default under the security trust deed for that trust, or by a resolution in writing signed by all Voting Secured Creditors of that trust, the Voting Secured Creditors of that trust may direct the security trustee by
Extraordinary Resolution to do any or all of the following:

     o    declare all Secured Moneys relating to that trust immediately due and payable;

     o    appoint a receiver over that trust's assets and determine the remuneration to be paid to that receiver;

     o    sell and realize the assets of that trust and otherwise enforce the charge; or

     o    take any other action as the Voting Secured Creditors may specify in the terms of such Extraordinary Resolution.

                                       55

     Any enforcement action taken by the security trustee relating to a trust will only relate to the same rights in relation to the assets of that trust as are held by the issuer trustee. This means that even after an enforcement, the security trustee's interest in the assets of the trust will remain subject to the rights of Commonwealth Bank and any other originator specified in the relevant prospectus supplement arising under the master trust deed and the corresponding series supplement.

     No Secured Creditor of a trust is entitled to enforce the charge under the corresponding security trust deed, or appoint a receiver or otherwise exercise any power conferred by any applicable law on charges, otherwise than in accordance with that security trust deed.

     The prospectus supplement for each series will describe any additional or different voting percentages or procedures applicable to that series of notes.

THE NOTE TRUSTEE AS VOTING SECURED CREDITOR

     If an event of default, or any event which, with the giving of notice or lapse of time or both, would constitute an event of default, under a security trust deed relating to a trust occurs and is continuing, the note trustee of that trust must deliver notice of that event to each holder of an offered note issued by that trust within 10 days, or sooner if required by the rules of any stock exchange or listing authority on which the corresponding offered notes are listed, of becoming aware of that event provided that, except in the case of a default in payment of interest and principal on those offered notes, the note trustee may withhold such notice if it determines in good faith that withholding the notice is in the interests of the corresponding holders of the offered notes.

     The rights, remedies and discretion of the holders of the offered notes under a security trust deed relating to a trust, including all rights to vote or give instructions or consents to the security trustee and to enforce its undertakings and warranties, will only be exercised by the note trustee on behalf of the holders of the offered notes except in limited circumstances as specified in the corresponding security trust deed. The security trustee will be entitled to rely on any instructions or directions given to it by the note trustee as being given on behalf of the holders of the offered notes without inquiry about compliance with the note trust deed.

     If any of the offered notes of a trust remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the offered notes, the note trustee will not vote under the security trust deed to dispose of the assets of that trust unless:

     o    a sufficient amount would be realized to discharge in full all amounts owing to the holders of the offered notes, and any other amounts payable by the issuer trustee ranking in priority to or equal with the offered notes;

     o    the note trustee is of the opinion, reached after considering at any time and from time to time the advice of a investment bank or other financial adviser selected by the note trustee, that the cash flow receivable by the issuer trustee or the security trustee under the security trust deed will not, or that there is a significant risk that it will not, be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the issuer trustee, to discharge in full in due course all the amounts referred to in the preceding paragraph; or

                                       56

     o    the note trustee is so directed by the holders of 75% of the aggregate
          Invested Amount of the offered notes.

LIMITATIONS OF ACTIONS BY THE SECURITY TRUSTEE

     The security trustee will not be obliged to take any action, give any consent or waiver or make any determination under a security trust deed relating to a trust without being directed to do so by an Extraordinary Resolution of the corresponding Voting Secured Creditors in accordance with the security trust deed, unless in the opinion of the security trustee the delay required to obtain such directions would be prejudicial to the Secured Creditors of that trust as a class. The security trustee is not obligated to act unless it obtains an indemnity from the Voting Secured Creditors of a trust and funds have been deposited on behalf of the security trustee to the extent to which it may become liable for the relevant enforcement actions.

     If the security trustee convenes a meeting of the Voting Secured Creditors of a trust, or is required by an Extraordinary Resolution to take any action under the corresponding security trust deed, and advises the Voting Secured
Creditors before or during the meeting that it will not act in relation to the enforcement of the security trust deed unless it is personally indemnified by the Voting Secured Creditors of the trust to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur in relation to the enforcement of the security trust deed and is put in funds to the extent to which it may become liable, including costs and expenses, and the
Voting Secured Creditors refuse to grant the requested indemnity, and put the security trustee in funds, then the security trustee will not be obliged to act in relation to that enforcement under the security trust deed. In those circumstances, the Voting Secured Creditors may exercise such of those powers conferred on them by the security trust deed as they determine by Extraordinary
Resolution.

PRIORITIES UNDER THE SECURITY TRUST DEED

     The prospectus supplement for each series of notes will describe the order of priority in which the proceeds from the enforcement of the security trust deed are to be applied.

     Upon enforcement of a security created by the security trust deed, the net proceeds may be insufficient to pay all amounts due on redemption to the corresponding noteholders and any redraw bondholders. Any claims of the noteholders and any redraw bondholders remaining after realization of the security and application of the proceeds will be extinguished.

SECURITY TRUSTEE'S FEES AND EXPENSES

     The security trustee will receive a quarterly fee payable by the issuer trustee in respect of each trust in an amount agreed from time to time by the issuer trustee, the security trustee and the manager, provided that the corresponding rating agencies must be given prior notice of any variation of the fee and the fee may not be varied if this would result in a reduction, qualification or withdrawal of the credit rating of any note or redraw bond relating to that trust. The issuer trustee must reimburse the security trustee for all costs and expenses of the security trustee incurred in performing its duties under the security trust deed. These costs will form part of the expenses of each trust.

                                       57

RETIREMENT AND REMOVAL OF THE SECURITY TRUSTEE

     The security trustee must retire as security trustee in respect of a trust if:

     o    an Insolvency Event occurs with respect to it;

     o    it ceases to carry on business;

     o    the issuer trustee, where it is a related body corporate, retires or is removed from office and the manager requires the security trustee by notice in writing to retire;

     o    the Voting Secured Creditors of the trust require it to retire by an
          Extraordinary Resolution;

     o    it breaches a material duty and does not remedy the breach with 14 days notice from the manager or the issuer trustee; or

     o    there is a change in ownership or effective control of the security trustee without the consent of the manager.

     If the security trustee is removed, the issuer trustee, or failing it the manager, may appoint a replacement security trustee which is an authorized trustee corporation under the Australian Corporations Act 2001 with the approval of the corresponding rating agencies.

     The security trustee may retire as security trustee of a trust on 3 months notice. If the security trustee retires, it may appoint an authorized trustee corporation to act in its place with the approval of the manager, which must not be unreasonably withheld, and the corresponding rating agencies. If the security trustee does not propose a replacement by one month prior to the date of its retirement, the manager is entitled to appoint a substitute security trustee which must be an authorized trustee corporation approved by the corresponding rating agencies.

     If a substitute security trustee has not been appointed at a time when the position of security trustee becomes vacant, the manager must act as security trustee and must promptly convene a meeting of Voting Secured Creditors of the corresponding trust who may by Extraordinary Resolution appoint a replacement security trustee. While the manager acts as security trustee, it is entitled to the security trustee's fee.

AMENDMENT

     The issuer trustee, the manager, the security trustee and the note trustee may alter, add to or revoke any provision of a security trust deed relating to a series, subject to the limitations described below, if the alteration, addition or revocation:

     o    in the opinion of the security trustee is made to correct a manifest error or is of a formal, technical or administrative nature only;

     o    in the opinion of the security trustee, or of a lawyer instructed by the security trustee, is necessary or expedient to comply with the provisions of any law or regulation or with the requirements of any statutory authority;

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     o    in the opinion of the security trustee is appropriate or expedient as a consequence of an alteration to any law or regulation or altered requirements of the government of any jurisdiction or any governmental agency or any decision of any court including an alteration, addition or revocation which is appropriate or expedient as a result of an alteration to Australia's tax laws or any ruling by the Australian
          Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the trust under the security trust deed; or

     o    in the opinion of the security trustee is otherwise desirable for any reason.

     If any alteration, addition or revocation referred to in the last bullet point above, in the opinion of the note trustee, affects the holders of the offered notes only or in a manner differently to Secured Creditors generally, alters the terms of the offered notes or is materially prejudicial to the interests of holders of the offered notes, the alteration, addition or revocation will not be effective unless the consent of holders of the offered notes owning 75% of the aggregate Invested Amount of the offered notes is obtained.

     Any alteration, addition or revocation must be notified to the corresponding rating agencies 5 Business Days in advance.

     The note trustee will be entitled to assume that any proposed alteration, addition or revocation will not be materially prejudicial to the interests of the holders of the offered notes if each of the corresponding rating agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the offered notes by the rating agency.

     If any alteration, addition or revocation referred to above effects or purports to effect a Payment Modification it will not be effective as against a given holder of an offered note unless consented to by that noteholder.

INDEMNIFICATION

     The issuer trustee has agreed to indemnify the security trustee and each person to whom duties, powers, trusts, authorities or discretions may be delegated by the security trustee from and against all losses, costs, liabilities, expenses and damages arising out of or in connection with the execution of their respective duties under the security trust deed, except to the extent that they result from the fraud, negligence or willful default on the part of such persons.

THE LIQUIDITY FACILITY

GENERAL

     A liquidity facility agreement will be entered into in respect of each series between the issuer trustee, the manager and Commonwealth Bank as liquidity facility provider. The principal terms of the liquidity facility agreement for each series will be as follows.

                                       59

ADVANCES AND FACILITY LIMIT

     Under the liquidity facility agreement for a series, the liquidity facility provider will agree to make advances to the issuer trustee for the purpose of meeting shortfalls in relation to the corresponding trust as described in the prospectus supplement for the series.

     The liquidity facility provider will agree to make advances to the issuer trustee up to the liquidity limit. The liquidity limit will be equal to the least of:

     o    the amount specified in the corresponding prospectus supplement;

     o    the Performing Housing Loans Amount at that time for that series; and

     o    the amount agreed by the liquidity facility provider, the manager and the rating agencies for that series.

CONDITIONS PRECEDENT TO DRAWING

     The liquidity facility provider will only be obliged to make an advance if:

     o    no event of default under the liquidity facility exists or will result from the provision of the advance;

     o    the representations and warranties by the issuer trustee and the manager in any transaction document relating to the corresponding series are true and correct as of the date of the drawdown notice and the drawdown; and

     o    other than statutory priorities, the liquidity facility provider has not received notice of any security interest ranking in priority to or equal with its security interest under the security trust deed relating to that series.

INTEREST AND FEES UNDER THE LIQUIDITY FACILITY

     Interest will accrue daily on the principal outstanding under the liquidity facility at the relevant Australian bank bill rate plus a margin, calculated on the number of days elapsed and a 365 day year. Interest will be payable in arrears on each payment date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement. Unpaid interest will be capitalized and will accrue interest from the date not paid.

     A commitment fee with respect to the unutilized portion of the liquidity limit will accrue daily, calculated on the number of days elapsed and a 365 day year. The commitment fee will be payable in arrears on each payment date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement.

     The interest rate and the commitment fee under the liquidity facility may be varied by agreement between the liquidity facility provider, the issuer trustee and the manager. However, the corresponding rating agencies must be notified of any proposed variation and the interest rate and the commitment fee will not be varied if this would result in the reduction, qualification or withdrawal of any credit rating of a note or redraw bond of the series.

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REPAYMENT OF LIQUIDITY ADVANCES

     Advances under a liquidity facility will be repayable on the following payment date from the funds available for this purpose in accordance with the relevant series supplement.

DOWNGRADE OF LIQUIDITY FACILITY PROVIDER

     If the liquidity facility provider does not have short term credit ratings of at least A-1 by Standard & Poor's, P-1 by Moody's or F1+ by Fitch Ratings, it
must within 5 Business Days, or longer if agreed by the rating agencies, deposit in the collections account of each trust an amount equal to the unutilized portion of the liquidity limit for that trust. Following this, all drawings under the liquidity facility will be made from the deposit relating to that trust. If the liquidity facility provider regains the required credit ratings, the unutilized portion of that deposit will be repaid to it.

EVENTS OF DEFAULT UNDER THE LIQUIDITY FACILITY AGREEMENT

     The following will be events of default under the liquidity facility agreement relating to a series:

     o    the issuer trustee as trustee of the related trust fails to pay to the liquidity facility provider any amount owing to it under the liquidity facility agreement within 10 Business Days of its due date where funds are available for this purpose under the corresponding series supplement;

     o    the issuer trustee alters the priority of payments under the transaction documents relating to the trusts without the consent of the liquidity facility provider; and

     o    an event of default occurs under the security trust deed relating to the trust and any enforcement action is taken under that security trust deed.

CONSEQUENCES OF AN EVENT OF DEFAULT

     At any time after an event of default under the liquidity facility agreement relating to a series, the liquidity facility provider may do all or any of the following:

     o    declare all moneys actually or contingently owing under the liquidity facility agreement immediately due and payable; and

     o    terminate the liquidity facility.

TERMINATION

     The liquidity facility relating to a series will terminate upon the earlier to occur of:

     o    the date specified in the corresponding prospectus supplement;

     o    the date on which the liquidity facility provider declares the liquidity facility terminated following an event of default under the liquidity facility or where it becomes unlawful or impossible to maintain or give effect to its obligations under the liquidity facility;

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     o    the date one month after all notes and any redraw bonds relating to the trust are redeemed;

     o    the payment date upon which the issuer trustee, as directed by the manager, appoints a replacement liquidity facility provider for the trust, provided that each corresponding rating agency has confirmed that this will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the notes or any redraw bonds of the trust; and

     o    the date on which the liquidity limit is reduced to zero by agreement between the liquidity facility provider, the manager and the corresponding rating agencies.

INCREASED COSTS

     If, by reason of any change in law or its interpretation or administration or because of compliance with any request from any fiscal, monetary, or other governmental agency, the liquidity facility provider in relation to a trust incurs new or increased costs, obtains reduced payments or returns or becomes liable to make any payment based on the amount of advances outstanding under the liquidity facility agreement, the issuer trustee as trustee of the trust must pay the liquidity facility provider an amount sufficient to indemnify it against that cost, increased cost, reduction or liability.

PRINCIPAL DRAWS

     Interest collections on the housing loans and other income receipts of a trust are used to pay interest on the notes and any redraw bonds and other expenses of the trust while principal collections on the housing loans and other principal receipts of the trust are used to repay principal on the notes and any redraw bonds and to make other principal payments of the trust.

     However, if stated in the relevant prospectus supplement, if there are insufficient income receipts of a trust to be applied on a payment date toward payment of interest on the notes and any redraw bonds and other expenses of the trust, the manager may direct the issuer trustee to allocate some or all of the principal collections on the housing loans and other principal receipts of the trust towards meeting the shortfall. Such an application is referred to as a principal draw. Any principal draws will be reimbursed from available interest collections and other income of the trust on subsequent payment dates so as to be applied towards principal payments of the trust, including repayment of the notes and any redraw bonds.

     The relevant prospectus supplement will set out the circumstances in which principal draws will be made and reimbursed.

THE STANDBY REDRAW FACILITY

GENERAL

     A standby redraw facility agreement will be entered into in respect of each series between the issuer trustee, the manager and Commonwealth Bank as standby redraw facility provider. The principal terms of the standby redraw facility agreement for each series will be as follows.

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ADVANCES AND FACILITY LIMIT

     Under the standby redraw facility agreement for a series, the standby redraw facility provider will agree to make advances to the issuer trustee for the purpose of reimbursing redraws and further advances made by an originator to the corresponding trust as described in the prospectus supplement for that series.

     The standby redraw facility provider will agree to make advances to the issuer trustee up to the redraw limit. The redraw limit will be equal to the lesser of:

     o    the amount specified in the corresponding prospectus supplement; and

     o    the Performing Housing Loans Amount at that time for that series,

or such greater or lesser amount agreed by the standby redraw facility provider, the manager and the rating agencies for that series.

CONDITIONS PRECEDENT TO DRAWING

     The standby redraw facility provider will only be obliged to make an advance if:

     o    no event of default under the standby redraw facility exists or will result from the provision of the advance;

     o    the representations and warranties by the issuer trustee in any transaction document relating to the corresponding series are true and correct as of the date of the drawdown notice and the drawdown; and

     o    other than statutory priorities, the standby redraw facility provider has not received notice of any security interest ranking in priority to or equal with its security under the security trust deed relating to that series.

INTEREST AND FEES UNDER THE STANDBY REDRAW FACILITY

     Interest will accrue daily on the principal outstanding under the standby redraw facility, adjusted for principal charge-offs and principal charge-off reimbursements as described below, at the relevant Australian bank bill rate plus a margin, calculated on the number of days elapsed and a 365 day year.
Interest will be payable in arrears on each payment date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement. Unpaid interest will be capitalized and will accrue interest from the date not paid.

     A commitment fee with respect to the unutilized portion of the redraw limit will accrue daily, calculated on the number of days elapsed and a 365 day year.
The commitment fee will be payable in arrears on each payment date specified in the relevant prospectus supplement to the extent that funds are available for this purpose in accordance with the relevant series supplement.

     The interest rate and the commitment fee under a standby redraw facility may be varied by agreement between the standby redraw facility provider, the issuer trustee and the manager. However, the corresponding rating agencies must be notified of any proposed variation and the

                                       63

interest rate and the commitment fee will not be varied if this would result in the reduction, qualification or withdrawal of any credit rating of a note or any redraw bond of a series.

REPAYMENT OF STANDBY REDRAW ADVANCES

     Advances under a standby redraw facility will be repayable on the following payment date specified in the relevant prospectus supplement from the funds available for this purpose in accordance with the relevant series supplement.

     However, in certain circumstances, the principal outstanding under a standby redraw facility for a series may be reduced by way of principal charge-off or increased by a reimbursement of principal charge-offs, as described in the prospectus supplement for that series. The amount of principal to be repaid under a standby redraw facility on a payment date is the outstanding principal as reduced by any principal charge-offs or increased by any principal charge-off reimbursements.

EVENTS OF DEFAULT UNDER THE STANDBY REDRAW FACILITY AGREEMENT

     The following will be events of default under the standby redraw facility relating to a series:

     o    the issuer trustee as trustee of the related trust fails to pay to the standby redraw facility provider any amount owing under the standby redraw facility agreement within 10 Business Days of its due date where funds are available for this purpose under the corresponding series supplement;

     o    the issuer trustee alters the priority of payments under the transaction documents relating to the trust without the consent of the standby redraw facility provider; and

     o    an event of default occurs under the security trust deed relating to the trust and any enforcement action is taken under that security trust deed.

CONSEQUENCES OF AN EVENT OF DEFAULT

     At any time after an event of default under the standby redraw facility agreement relating to a series, the standby redraw facility provider may do all or any of the following:

     o    declare all moneys actually or contingently owing under the standby redraw facility agreement immediately due and payable; and

     o    terminate the standby redraw facility.

TERMINATION

     The term of the standby redraw facility for a series will be 364 days from the date of the corresponding standby redraw facility agreement. The term may be renewed at the option of the standby redraw facility provider if it receives a request for an extension from the manager 60 days prior to the scheduled termination. If the standby redraw facility provider agrees to an extension, the term of the standby redraw facility will be extended to the date specified by the standby redraw facility provider, which must not be more than 364 days, subject to any further agreed extension.

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     The standby redraw facility for a series will terminate upon the earlier to occur of the following:

     o    the date on which the standby redraw facility provider declares the standby redraw facility terminated following an event of default under the standby redraw facility or where it becomes unlawful or impossible to maintain or give effect to its obligations under the standby redraw facility; and

     o    364 days from the date of the corresponding standby redraw facility agreement or any extension as set out above.

INCREASED COSTS

     If by reason of any change in law or its interpretation or administration or because of compliance with any request from any fiscal, monetary or other governmental agency, the standby redraw facility provider in relation to a trust incurs new or increased costs, obtains reduced payments or returns or becomes liable to any payment based on the amount of advances outstanding under the standby redraw facility agreement, the issuer trustee as trustee of the trust must pay the standby redraw facility provider an amount sufficient to indemnify it against that cost, increased cost, reduction or liability.

REDRAW BONDS

     In certain circumstances, as specified in the relevant prospectus supplement, the manager may direct the issuer trustee to issue redraw bonds. The redraw bonds will be denominated in Australian dollars and will be issued only in Australia.

     The manager must not direct the issuer trustee to issue redraw bonds unless it considers that on the following payment date, taking into account that issue of redraw bonds and any repayments of principal and principal charge-offs or reimbursement of principal charge-offs on the redraw bonds for a series expected on that payment date, the aggregate Stated Amount of all redraw bonds will not exceed the limit specified in the prospectus supplement for that series, or such other amount agreed between the manager and the rating agencies for that series and notified to the issuer trustee.

     Before issuing any redraw bonds in respect of a series, the issuer trustee must receive written confirmation from each rating agency for that series that the proposed issue of redraw bonds will not result in a reduction, qualification or withdrawal of any credit rating assigned by that rating agency to a note or redraw bond.

     The prospectus supplement for each series may contain a description of additional or different provisions relating to the issue of redraw bonds of that series.

INTEREST RATE SWAPS

     If stated in the relevant prospectus supplement, the issuer trustee will enter into one or more interest rate swaps with Commonwealth Bank. The actual swap agreements may vary for each series of notes depending upon the types of housing loan products included in the trust for that series. The prospectus supplement for each series will identify the interest rate swaps for that series and the terms for each interest rate swap. An ISDA Master Agreement, as amended by a schedule

                                       65

thereto, will govern each of the interest rate swaps. Each interest rate swap entered into will be confirmed by a written confirmation.

CURRENCY SWAPS

     If stated in the relevant prospectus supplement, the issuer trustee will enter into one or more currency swaps with one or more currency swap providers.
Collections on the housing loan will be denominated in Australian dollars and amounts received under any interest rate swap are likely to be denominated in
Australian dollars. However, in most instances, the payment obligations of the issuer trustee on the offered notes will be denominated in a currency other than
Australian dollars. In these cases, to hedge its currency exposure, the issuer trustee may enter into one or more swap agreements with the currency swap providers. The actual swap agreements may vary for each series of notes. The prospectus supplement for each series will identify and describe the currency swaps and currency swap providers for that series and the terms for each currency swap. If stated in the prospectus supplement, Commonwealth Bank may be the swap provider for one or more of the currency swaps. An ISDA Master
Agreement, as amended by a schedule thereto, will govern each of the currency swaps. Each currency swap entered into will be confirmed by a written confirmation.

CREDIT ENHANCEMENT

TYPES OF ENHANCEMENTS

     If specified in the relevant prospectus supplement, credit enhancement may be provided for one or more classes of a series of notes in relation to a trust.
Credit enhancement is intended to enhance the likelihood of full payment of principal and interest due on the offered notes and to decrease the likelihood that noteholders will experience losses. The credit enhancement for a class or series of notes will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and accrued interest. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, noteholders of any class or series will bear their allocated share of losses, as described in the prospectus supplement.

     Credit enhancement may be in one or more of the following forms:

     o    the subordination of one or more classes of the notes of the series;

     o    primary mortgage insurance on all or a portion of the housing loans;

     o    a pool mortgage insurance policy;

     o    the utilization of excess available income of the series;

     o    the establishment of one or more reserve funds;

     o    overcollateralization;

     o    letters of credit;

     o    guarantees;

                                       66

     o    surety bonds; or

     o    a minimum principal payment agreement.

SUBORDINATION

     If specified in the relevant prospectus supplement, a series of notes may provide for the subordination of payments to one or more subordinate classes of notes. In this case, scheduled payments of principal, principal prepayments, interest or any combination of these items that otherwise would have been payable to holders of one or more classes of subordinate notes will instead be payable to holders of one or more classes of senior notes under the circumstances and to the extent specified in the prospectus supplement. If stated in the prospectus supplement, losses on defaulted housing loans may be borne first by the various classes of subordinate notes and thereafter by the various classes of senior notes. The prospectus supplement will set forth information concerning the amount of subordination of a class or classes in a series, the circumstances in which this subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

PRIMARY MORTGAGE INSURANCE POLICY

     In order to reduce the likelihood that noteholders will experience losses,
Commonwealth Bank or any other originator specified in the prospectus supplement for a series may, if specified in the relevant prospectus supplement, require borrowers with loan-to-value ratios greater than a percentage specified in the relevant prospectus supplement to obtain primary mortgage insurance.
Commonwealth Bank or any other originator specified in the relevant prospectus supplement will equitably assign its interest in these policies, if any, to the issuer trustee after receiving the consent of the insurers.

     The amount of coverage under each policy will be the amount owed on the related housing loan, including unpaid principal, accrued interest at any non-default rate up to specified dates, fines, fees, charges and proper enforcement costs, less all amounts recovered from enforcement of the mortgage.

POOL MORTGAGE INSURANCE POLICY

     In order to decrease the likelihood that noteholders will experience losses the issuer trustee may, if specified in the relevant prospectus supplement, obtain one or more pool mortgage insurance policies. The pool mortgage insurance policy will cover the housing loans specified in the relevant prospectus supplement. However, the pool mortgage insurance policy will not cover housing loans in a pool which have the benefit of a primary mortgage insurance policy.
Subject to the limitations described in the relevant prospectus supplement, the policy will cover loss by reason of default in payments on the housing loans up to the amounts specified in the prospectus supplement and for the periods specified in the prospectus supplement. The servicer will agree to act in accordance with the terms of any pool mortgage insurance policy obtained and to present claims thereunder to the pool mortgage insurer on behalf of itself, the issuer trustee and the noteholders. However, the pool mortgage insurance policy is not a blanket policy against loss. Claims under a pool mortgage insurance policy may only be made regarding a loss by reason of default insofar as the insurance policy applies to the relevant housing loan, and only upon satisfaction of specific conditions precedent as described in the relevant prospectus supplement.

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     The original amount of coverage under any pool mortgage insurance policy will be reduced over the life of the related series of notes by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool mortgage insurer upon the disposition of all foreclosed properties. The amount of claims paid will include expenses incurred by the servicer on the foreclosed properties. Accordingly, if aggregate net claims paid under any pool mortgage insurance policy reach the original policy limit, coverage under that pool mortgage insurance policy may be exhausted and any further losses may be borne by one or more classes of noteholders.

EXCESS AVAILABLE INCOME

     In order to decrease the likelihood that the noteholders will experience principal losses, if specified in the relevant prospectus supplement, the issuer trustee will apply interest collections on the housing loans and other income of the trust remaining after payments of interest on the notes and any redraw bonds and the trust's other expenses to reimburse noteholders for principal charge-offs allocated to the notes. These reimbursements will be allocated to the class or classes of notes, and to any redraw bonds and the standby redraw facility, in the manner described in the prospectus supplement.

RESERVE FUND

     If specified in the relevant prospectus supplement, one or more reserve funds will be established for a series with an entity specified in the prospectus supplement. The prospectus supplement will state whether or not the reserve fund will be part of the assets of the related trust. The reserve fund may be funded with an initial cash or other deposit or from collections on the housing loans or other sources, in either case in the manner specified in the prospectus supplement. The prospectus supplement will specify the manner and timing of payments from the amounts in the reserve fund, which may include making payments of principal and interest on the notes and payment of other expenses of the relevant trust. The prospectus supplement will set forth the required reserve fund balance, if any, and when and to what extent the required reserve fund balance may be reduced. The prospectus supplement will further specify how any funds remaining in the reserve fund will be distributed after termination of the related trust or reduction of the required reserve fund balance to zero.

OVERCOLLATERALIZATION

     If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by overcollateralization where the principal amount of the housing loans exceeds the principal amount of the notes. The prospectus supplement for the series will specify the manner in which the interest in the excess amount of the housing loans is held by Commonwealth Bank or any other originator and the extent to which the level of overcollateralization must be maintained while the offered notes are outstanding.

LETTERS OF CREDIT

     If specified in the relevant prospectus supplement, credit enhancement for a series of notes may be provided by the issuance of one or more letters of credit by a bank or financial institution specified in the relevant prospectus supplement. The maximum obligation of the issuer of the letter of credit will be to honor requests for payment in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, as specified in the prospectus supplement. The

                                       68

duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by the letter of credit for a series will be described in the prospectus supplement.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

     If specified in the relevant prospectus supplement, the issuer trustee will enter into a minimum principal payment agreement with an entity meeting the criteria of the relevant rating agencies, under which agreement that entity will provide payments on some or all of the notes of the series in the event that aggregate scheduled principal payments and/or prepayments on the assets of the trust for that series are not sufficient to make payments on those notes to the extent specified in the prospectus supplement. The provisions of such an agreement will be more fully described in the prospectus supplement.

GUARANTEED INVESTMENT CONTRACT

     If specified in the relevant prospectus supplement, the issuer trustee for a series will enter into a guaranteed investment contract or an investment agreement with an entity specified in such prospectus supplement. Pursuant to the agreement, all or a portion of the amounts which would otherwise be held in the collections account would be invested with the entity specified in the prospectus supplement and earn an agreed rate of return. The issuer trustee would be entitled to withdraw amounts invested pursuant to the agreement in the manner specified in the prospectus supplement. The prospectus supplement for a series pursuant to which such an agreement is used will contain a description of the terms of the agreement.

SERVICING OF THE HOUSING LOANS

APPOINTMENT AND OBLIGATIONS OF SERVICER

     Commonwealth Bank will be appointed as the initial servicer of the housing loans on the terms set out in the series supplement for each series. The series supplement may be amended as described in "Description of the Transaction
Documents--Modification of the Master Trust Deed and Series Supplement." The
principal terms of Commonwealth Bank's appointment as servicer will be as follows.

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GENERAL SERVICING OBLIGATION

     The servicer will be required to administer the housing loans of a series in the following manner:

     o    in accordance with the corresponding series supplement;

     o    in accordance with the servicer's procedures manual and policies as they apply to those housing loans, which are under regular review and may change from time to time in accordance with business judgment and changes to legislation and guidelines established by relevant regulatory bodies; and

     o    to the extent not covered by the preceding paragraphs, in accordance with the standards and practices of a prudent lender in the business of originating and servicing retail home loans.

     The servicer's actions in servicing the housing loans will be binding on the issuer trustee, whether or not such actions are in accordance with the servicer's obligations. The servicer for a series will be entitled to delegate its duties under the series supplement for that series. The servicer at all time will remain liable for the acts or omissions of any delegate to the extent that those acts or omissions constitute a breach of the servicer's obligations.

POWERS

     The function of servicing the housing loans of a series will be vested in the servicer and it will be entitled to service the housing loans to the exclusion of the issuer trustee. The servicer will have a number of express powers, which include the power:

     o    to release a borrower from any amount owing where the servicer has written-off or determined to write-off that amount or where it is required to do so by a court or other binding authority;

     o    subject to the preceding paragraph, to waive any right in respect of the housing loans and their securities, except that the servicer may not increase the term of a housing loan beyond 30 years from its settlement date unless required to do so by law or by the order of a court or other binding authority or if, in its opinion, such an increase would be made or required by a court or other binding authority;

     o    to release or substitute any security for a housing loan in accordance with the relevant mortgage insurance policy;

     o    to consent to subsequent securities over a mortgaged property for a housing loan, provided that the security for the housing loan retains priority over any subsequent security for at least the principal amount and accrued and unpaid interest on the housing loan plus any extra amount determined in accordance with the servicer's procedures manual and policies;

     o    to institute litigation to recover amounts owing under a housing loan, but it is not required to do so if, based on advice from internal or external legal counsel, it

                                       70

          believes that the housing loan is unenforceable or such proceedings would be uneconomical;

     o    to take other enforcement action in relation to a housing loan as it determines should be taken; and

     o    to compromise, compound or settle any claim in respect of a mortgage insurance policy or a general insurance policy in relation to a housing loan or a mortgaged property for a housing loan.

UNDERTAKINGS BY THE SERVICER

     The servicer will undertake, among other things, the following:

     o    upon being directed by the issuer trustee following a Perfection of
          Title Event in relation to a series, it will promptly take all action required or permitted by law to assist the issuer trustee to perfect the issuer trustee's legal title to the housing loans and related securities of that series;

     o    to make reasonable efforts to collect all moneys due under the housing loans and related securities of that series and, to the extent consistent with the corresponding series supplement, to follow such normal collection procedures as it deems necessary and advisable;

     o    to comply with its material obligations under each mortgage insurance policy which is an asset of the trust;

     o    it will notify the issuer trustee if it becomes actually aware of the occurrence of any Servicer Default or Perfection of Title Event in
          relation to a series;

     o    it will obtain and maintain all authorizations, filings and registrations necessary to properly service the housing loans;

     o    it will only consent to the creation of a security interest in favor of a party, other than the issuer trustee or a originator, if by way of priority agreement or otherwise the servicer ensures that the relevant mortgage will rank ahead in priority to the third party's interest on enforcement for an amount not less than the principal amount (plus accrued unpaid interest) outstanding on the mortgage loan plus such extra amount as is determined in accordance with the servicing guidelines; and

     o    subject to the provisions of the Australian Privacy Act and its duty of confidentiality to its clients, it will promptly make available to the manager, the auditor of the corresponding trust and the issuer trustee any books, reports or other oral or written information and supporting evidence of which the servicer is aware that they reasonably request with respect to the trust or the assets of the trust or with respect to all matters in respect of the activities of the servicer to which the corresponding series supplement relates.

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EVIDENCE AS TO COMPLIANCE

     Pursuant to the terms of the relevant series supplement, the servicer is required to deliver to the manager, as depositor, on or before the date in each year specified in such series supplement, and if required, file with the SEC a part of a report on Form 10-K filed in respect of the issuing entity for each series, the following documents:

     o    a report regarding its assessment of compliance during the preceding financial year with all applicable servicing criteria set forth in relevant SEC regulations with respect to asset-backed securities transactions taken as a whole involving the servicer that are backed by the same types of assets as those backing the notes, as well as similar reports on assessment of compliance received from certain other parties participating in the servicing function as required by relevant SEC regulations;

     o    with respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant SEC regulations; and

     o    a servicer compliance certificate, signed by an authorized officer of each servicer that meets the criteria in Item 1108(a)(2)(i) through
          (iii) of Regulation AB, to the effect that:

          o    A review of the servicer's activities during the reporting period and of its performance under the series supplement for that series has been made under such officer's supervision.

          o    To the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the servicing agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

     Each servicer's obligation to deliver to the manager, as depositor, any assessment or attestation report described above and, if required, to file the same with the SEC, is limited to those reports prepared by such servicer and, in the case of reports prepared by any other party, those reports actually received by such servicer on or before June 30 in each year. In addition, each servicer or other party, if any, participating in the servicing function with respect to more than 5% of the housing loans will provide the foregoing assessment reports with respect to itself and each servicer or subservicer of at least 10% of the housing loans will provide the compliance certificate described above with respect to its servicing activities.

ADMINISTER INTEREST RATES

     The servicer will set the interest rates to be charged on the variable rate housing loans and the monthly installment to be paid in relation to each housing loan. Subject to the next paragraph, while Commonwealth Bank is the servicer, it must charge the same interest rates on the variable rate housing loans in the pool as it does for housing loans of the same product type which have not been assigned to the issuer trustee.

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     Unless one or more interest rate swaps are in place with respect to a trust to hedge any mismatch between the interest earned on the housing loans and the expenses of the trust, then, while any notes or redraw bonds are outstanding, the servicer must, subject to applicable laws, adjust the rates at which interest set-off benefits are calculated under the mortgage interest saver accounts in relation to the housing loans to rates which produce an amount of income which is sufficient to ensure that the issuer trustee has sufficient funds to comply with its obligations under the relevant transaction documents as they fall due. If rates at which such interest set-off benefits are calculated have been reduced to zero and the amount of income produced by the reduction of the rates on the mortgage interest saver accounts is not sufficient, the servicer must, subject to applicable laws, including the Australian Consumer
Credit Code, ensure that the weighted average of the variable rates charged on the housing loans is sufficient, assuming that all relevant parties comply with their obligations under the housing loans and the transaction documents, to ensure that issuer trustee has sufficient funds to comply with its obligations under the transaction documents as they fall due.

COLLECTIONS

     The servicer will receive collections on the housing loans from borrowers.
The servicer must deposit any collections into the collections account of the corresponding trust within 5 Business Days following its receipt. However, if the collections account for a trust is permitted to be maintained with the servicer and:

     o    the servicer has short-term credit ratings of A-1+ from Standard &
          Poor's, P-1 from Moody's and F1 from Fitch Ratings, it may retain collections until 10:00 am on the monthly payment date for the relevant collection period;

     o    the servicer has short-term credit ratings of no lower than A-1 from
          Standard & Poor's, P-1 from Moody's and F1 from Fitch Ratings, it may retain collections until 10.00 am on the monthly payment date for the relevant collection period. However, while the sum of all collections held by the servicer and the value of any Authorized Short-Term
          Investments which are with, or issued by, a bank or financial institution which has a short-term credit rating of A-1 from Standard
          & Poor's, exceeds 20% of the aggregate of the Stated Amounts of the notes and any redraw bonds, the servicer will only be entitled to retain any additional collections received for 2 Business Days following receipt;

     o    the servicer has no credit ratings or has short-term credit ratings of lower than A-1 from Standard & Poor's, P-1 from Moody's or F1 from
          Fitch Ratings, it may retain collections for 2 Business Days following receipt.

     After the applicable period referred to above, the servicer must deposit the collections into the collections account of the applicable trust.

     If collections are retained by the servicer in accordance with the first two paragraphs above, the servicer may retain any interest and other income derived from those collections but must when depositing the collections into the collections account also deposit interest on the collections retained equal to the interest that would have been earned on the collections if they had been deposited in the collections account within 5 Business Days of their receipt by the servicer.

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SERVICING COMPENSATION AND EXPENSES

     The servicer will be entitled to a monthly fee in respect of each series, payable in arrears on each payment date specified in the relevant prospectus supplement. The servicer's fee may be varied by agreement between the income unitholder, the manager and the servicer provided that the corresponding rating agencies are notified and the servicer's fee is not varied if it would cause a reduction, qualification or withdrawal in the credit rating of a note or any redraw bond of the series.

     The servicer must pay from its own funds all expenses incurred in connection with servicing the housing loans except for certain specified expenses in connection with, amongst other things, the enforcement of any housing loan or its related securities, the recovery of any amounts owing under any housing loan or any amount repaid to a liquidator or trustee in bankruptcy pursuant to any applicable law, binding code, order or decision of any court, tribunal or the like or based on advice of the servicer's legal advisers, which amounts are recoverable from the assets of the trust.

LIABILITY OF THE SERVICER

     The servicer will not be liable for any loss incurred by any noteholder, any redraw bondholder, any creditor of a trust or any other person except to the extent that such loss is caused by a breach by the servicer or any delegate of the servicer of the corresponding series supplement or any fraud, negligence or willful default by the servicer. In addition, the servicer will not be liable for any loss in respect of a default in relation to a housing loan in excess of the amount outstanding under the housing loan at the time of default less any amounts that the issuer trustee has received or is entitled to receive under a mortgage insurance policy in relation to that housing loan.

REMOVAL, RESIGNATION AND REPLACEMENT OF THE SERVICER

     If the issuer trustee determines that the performance by the servicer of its obligations under a series supplement relating to a series is no longer lawful and there is no reasonable action that the servicer can take to remedy this, or a Servicer Default is subsisting, the issuer trustee must by notice to the servicer immediately terminate the rights and obligations of the servicer in relation to the housing loans of that series and appoint another bank or appropriately qualified organization to act in its place.

     A SERVICER DEFAULT in relation to a series will occur if:

     o    the servicer fails to remit any collections or other amounts received within the time periods specified in the corresponding series supplement and that failure is not remedied within 5 Business Days, or such longer period as the issuer trustee may agree, of notice of that failure given by the manager or the issuer trustee;

     o    the servicer fails to prepare and transmit the information required by the manager by the date specified in the corresponding series supplement and that failure is not remedied within 20 Business Days, or such longer period as the issuer trustee may agree, of notice of that failure given by the manager or the issuer trustee and has or will have an Adverse Effect in relation to that trust as reasonably determined by the issuer trustee;

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     o    a representation, warranty or certification made by the servicer in a transaction document, or in any certificate delivered pursuant to a transaction document in relation to that series, proves incorrect when made and has or will have an Adverse Effect in relation to that series as reasonably determined by the issuer trustee and is not remedied within 60 Business Days after receipt by the servicer of notice from the issuer trustee requiring remedy;

     o    an Insolvency Event occurs in relation to the servicer;

     o    if the servicer is an originator and is acting as custodian, it fails to deliver all the mortgage documents to the issuer trustee following a document transfer event in accordance with the corresponding series supplement and does not deliver to the issuer trustee the outstanding documents within 20 Business Days of receipt of a notice from the issuer trustee specifying the outstanding documents;

     o    the servicer fails to adjust the rates on the mortgage interest saver accounts or fails to maintain the required threshold rate on the housing loans following termination of a basis swap and that failure is not remedied within 20 Business Days of its occurrence; or

     o    the servicer breaches its other obligations under a transaction document in relation to that series and that breach has or will have an Adverse Effect in relation to that series as reasonably determined by the issuer trustee and:

          o    the breach is not remedied within 20 Business Days after receipt of notice from the trustee or manager requiring its remedy; and

          o    the servicer has not paid satisfactory compensation to the issuer trustee.

     The servicer will, within two Business Days after the servicer becomes aware of any Servicer Default, give notice of such Servicer Default to the issuer trustee, the manager, the note trustee and the rating agencies. The manager will give notice or cause notice to be given of the Servicer Default to the noteholders.

     The servicer indemnifies the issuer trustee in respect of all costs, damages, losses and expenses incurred by the issuer trustee as a result of any
Servicer Default (including, without limitation, legal costs charged at the usual commercial rate of the relevant legal services provider and the costs of the transfer of the servicing functions to the new servicer) but excluding any costs, damages, losses and expenses which the servicer is not liable or responsible for under the series supplement relating to that series.

     The servicer may voluntarily retire as the servicer of the housing loans relating to a series if it gives the issuer trustee 3 months' notice in writing or such lesser period as the servicer and the issuer trustee agree. Upon retirement the servicer may appoint in writing any other corporation approved by the issuer trustee, acting reasonably. If the servicer does not propose a replacement by one month prior to its proposed retirement, the issuer trustee may appoint a replacement.

     Pending the appointment of a new servicer, the issuer trustee will act as servicer and will be entitled to the servicer's fee.

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     The appointment of a new servicer in relation to a series is subject to:

     o    the new servicer executing a deed under which it covenants to act as servicer in accordance with the series supplement for that series and all other transaction documents relating to the trust for that series to which the servicer is a party; and

     o    confirmation from the corresponding rating agencies that the appointment will not cause a reduction, qualification or withdrawal in the credit ratings of the notes or any redraw bonds of that series.

     Upon any retirement or termination of the servicer or appointment of a new servicer the issuer trustee will give or cause to be given notice of that retirement, termination or appointment to the manager, the note trustee, the noteholders and the rating agencies.

     The servicer and the manager agree to provide their full co-operation with the transfer of the servicing functions to a new servicer. The servicer and manager must, subject to Australian privacy legislation and the servicer's duty of confidentiality to its customers under general law or otherwise, provide the new servicer with copies of all paper and electronic files, information and other materials as the issuer trustee or the new servicer may reasonably request within 90 days of the removal of the servicer.

     The servicer's duties and obligations under a series supplement relating to a series continue until the date of the servicer's retirement or removal as servicer under that series supplement.

CUSTODY OF THE HOUSING LOAN DOCUMENTS

DOCUMENT CUSTODY

     The servicer will act as custodian in relation to all documents relating to the housing loans, an originator's securities and, where applicable, the certificates of title to property subject to those securities, until a transfer of the housing loan documents to the issuer trustee for a series as described below.

     The principal terms of the servicer's appointment as custodian will be as follows.

RESPONSIBILITIES AS CUSTODIAN

     The servicer's duties and responsibilities as custodian will include:

     o    holding the housing loan documents in accordance with its standard safe keeping practices and in the same manner and to the same extent as it holds its own documents;

     o    marking and segregating the security packages containing the housing loan documents in a manner to enable easy identification by the issuer trustee when the issuer trustee is at the premises where the housing loan documents are located with a letter provided by that originator explaining how those security packages are marked or segregated;

     o    maintaining reports on movements of the housing loan documents;

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     o    providing to the issuer trustee prior to the closing date for a series and quarterly thereafter a file, as provided by each originator, containing certain information in relation to the storage of the housing loan documents and the borrower, mortgaged property and housing loan account number in relation to each housing loan; and

     o    curing any deficiencies noted by the auditor in a document custody audit report for that series.

AUDIT

     The servicer will be audited by the auditor of each trust on an annual basis in relation to its compliance with its obligations as custodian of the housing loan documents for that trust and will be instructed to provide a document custody audit report. The document custody audit report will grade the servicer from "A" (good) to "D" (adverse). If the servicer receives an adverse document custody audit report in relation to that trust, the issuer trustee must instruct the auditor to conduct a further document custody audit report.

TRANSFER OF HOUSING LOAN DOCUMENTS

     If:

     o    an adverse document custody audit report for a trust is provided by the auditor and a further report, conducted no earlier than one month nor later than two months after the first report, is also an adverse report for that trust; or

     o    the issuer trustee replaces Commonwealth Bank as the servicer for that trust when entitled to do so,

the servicer, upon notice from the issuer trustee, will transfer custody of the housing loan documents for that trust to the issuer trustee. This obligation will be satisfied if the servicer delivers the housing loan documents in relation to 90% by number of the housing loans within 5 Business Days of that notice and the balance within 10 Business Days of that notice.

     If the servicer does not transfer custody of the housing loan documents as outlined above and the trustee is not satisfied that the servicer has used its best endeavors to do so, the trustee must within a reasonable period:

     o    execute and lodge caveats in respect of all land or mortgages for which all housing loan documents in respect of the trust have not been delivered; and

     o    initiate legal proceedings to take possession of the housing loan documents that have not been delivered.

     In addition, if:

     o    the issuer trustee declares that a Perfection of Title Event has occurred in relation to a trust other than a Servicer Default referred to in the next bullet point; or

     o    the issuer trustee considers in good faith that a Servicer Default has occurred in relation to a trust as a result of a breach of certain of the servicer's obligations which

                                       77

          has or will have an Adverse Effect in relation to that trust which is not remedied within the required period, and the issuer trustee serves a notice on the servicer identifying the reasons why it believes that has occurred,

the servicer will, immediately following notice from the issuer trustee, transfer custody of the mortgage documents relating to that trust to the issuer trustee. The issuer trustee may commence legal proceedings to obtain possession of the mortgage documents relating to that trust.

     The servicer, as custodian, will not be required to deliver housing loan documents that are deposited with a solicitor, acting on behalf of the servicer, a land titles office, a stamp duty office or a governmental agency or lost but will provide a list of these to the issuer trustee and deliver them upon receipt or take steps to replace them, as applicable.

INDEMNITY

     The servicer as custodian will indemnify the issuer trustee against all loss, costs, damages, charges and expenses incurred by the issuer trustee:

     o    As a result of the servicer as custodian failing to transfer custody of the mortgage documents after the issuance of the further adverse audit report referred to above.

     o    In connection with the issuer trustee taking the action to lodge caveats and taking legal proceedings to take possession of the mortgage loan documents that have not been delivered.

     o    In connection with the issuer trustee taking legal proceedings to take possession of the mortgage loan documents following the failure of the servicer as custodian to deliver the mortgage loan documents as required after a perfection of title event.

REAPPOINTMENT OF SERVICER AS CUSTODIAN

     The issuer trustee may, following a transfer of the housing loan documents of a trust, reappoint the servicer as custodian of those housing loan documents provided that the corresponding rating agencies confirm that this will not cause a reduction, qualification or withdrawal in the credit rating of any note or redraw bond of that trust.

CLEAN-UP AND EXTINGUISHMENT

     Commonwealth Bank, for itself and on behalf of any other originator specified in the prospectus supplement for a series, will have certain rights to extinguish the issuer trustee's interest in the housing loans for a series and the related securities, mortgage insurance policies and other rights, or to otherwise regain the benefit of the housing loans and the related securities, mortgage insurance policies and other rights, if:

     o    the date on which the total principal outstanding on the housing loans of the series is less than 10% of the total principal outstanding on those housing loans on the cut-off date for that series has occurred or is expected to occur on or before the next payment date; or

     o    both of the following events occur:

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          o    the issuer trustee will be entitled to redeem the notes and any redraw bonds of the series because of the imposition of a
               withholding or other tax; and

          o    Commonwealth Bank has previously notified the manager that the
               Australian Prudential Regulation Authority will permit it to exercise on behalf of itself and any other originator specified in the prospectus supplement its rights to extinguish the issuer trustee's interest in the housing loans of the series
               notwithstanding that the total principal outstanding on the housing loans of the series is greater than 10% of the total principal outstanding on those housing loans on the cut-off date for that series.

     Commonwealth Bank may only exercise those rights by paying to the issuer trustee for the relevant series on a payment date specified in the relevant prospectus supplement the amount determined by the manager to be the aggregate of the Fair Market Value as at the last day of the immediately preceding accrual period of the housing loans for that series. If any notes or redraw bonds of a series are outstanding Commonwealth Bank will not be able to exercise those rights unless the amount to be paid by Commonwealth Bank to the issuer trustee will be sufficient to redeem those notes and redraw bonds. In addition,
Commonwealth Bank may not exercise those rights where the issuer trustee's right to redeem the notes and any redraw bonds of a series arises from the imposition of a tax or duty applicable only to the offered notes and the holders of 75% of the aggregate Invested Amount of the offered notes have elected that they do not require the issuer trustee to redeem the offered notes.

     The prospectus supplement for a series may specify additional or different provisions for that series in relation to the extinguishment of the issuer trustee's interest in the housing loans of that series.

CHANGES TO THE TRANSACTION DOCUMENTS

     Subject to the provisions described above in relation to amendments to the master trust deed, the offered notes, any note trust deed, any series supplement or any security trust deed, the issuer trustee and the manager may agree to amend any transaction document of a series, and may enter into new transaction documents for a series, after the relevant offered notes have been issued and without the consent of the holders of the offered notes in that series, provided that each rating agency for that series has advised the manager that this will not result in a reduction, qualification or withdrawal of the ratings given to the notes of that series by that rating agency.

                       PREPAYMENT AND YIELD CONSIDERATIONS

     The following discussions of prepayment and yield considerations is intended to be general in nature and reference is made to the discussion in each prospectus supplement for a series regarding prepayment and yield considerations particular to that series.

GENERAL

     The rate of principal payments and aggregate amount of payments on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the housing loans. The rate of principal payments on the housing loans will in turn be affected by the amortization schedules of the housing loans and by the rate of principal prepayments, including for

                                       79

this purpose prepayments resulting from refinancing, liquidations of the housing loans due to defaults, casualties, condemnations and repurchases by an originator. Subject to the payment of any applicable fees and break costs, in the case of fixed rate loans, the housing loans may be prepaid by the mortgagors at any time.

PREPAYMENTS

     Prepayments, liquidations and purchases of the housing loans, including the optional purchase of the remaining housing loans in connection with the termination of a trust, will result in early payments of principal amounts on the notes.

     Since the rate of payment of principal of the housing loans cannot be predicted and will depend on future events and a variety of factors, we cannot assure you as to the rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

     o    the degree to which a note is purchased at a discount or premium; and

     o    the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and purchases of the housing loans.

     A wide variety of factors, including economic, demographic, geographic, legal, tax, social and other factors may affect the trust's prepayment experience with respect to the housing loans. For example, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

     There is no assurance that the prepayment of the housing loans included in the related trust will conform to any level of any prepayment standard or model specified in the prospectus supplement.

WEIGHTED AVERAGE LIVES

     The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date the amount in respect of principal repayable under the note is reduced to zero.

     Usually greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on yield due to principal prepayments occurring at a rate that is faster or slower than the rate anticipated will not be entirely offset by a subsequent similar reduction or increase, as applicable, in the rate of principal payments. The amount and timing of delinquencies and defaults on the housing loans and the recoveries, if any, on defaulted housing loans and foreclosed properties will also affect the weighted average life of the notes.

                                  THE SERVICER

     The following description of the servicing, collection and enforcement procedures and processes of the servicer apply in respect of housing loans originated by each originator and is intended to be general in nature. The prospectus supplement for a series may specify different or

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additional servicing procedures in respect of that series for the servicer.
Reference is therefore made to the discussion in each prospectus supplement for a series regarding the servicing, collection and enforcement procedures and processes of the servicer particular to that series.

GENERAL

     Commonwealth Bank will be appointed as the initial servicer of the housing loans with a power to delegate to related companies within the Commonwealth Bank group. For a description of Commonwealth Bank's servicing experience see "The
Issuer Trustee, Commonwealth Bank and the Manager--Originator and
Servicer-Commonwealth Bank of Australia". The day to day servicing of the housing loans will be performed by the servicer at Commonwealth Bank's loan processing centers, presently located in Sydney, Melbourne, Brisbane, Perth and
Adelaide, and at the retail branches and telephone banking and marketing centers of Commonwealth Bank and a Homepath contact center operated by Commonwealth
Bank. Servicing procedures undertaken by loan processing centers include partial loan security discharges, loan security substitutions, consents for subsequent mortgages and arrears management. Customer enquiries will be dealt with by the retail branches and telephone banking and marketing centers. For a further description of the duties of the servicer, see "Description of the Transaction
Documents--Servicing of the Housing Loans".

COLLECTION AND ENFORCEMENT PROCEDURES

     Pursuant to the terms of the housing loans, borrowers must make the minimum repayment due under the terms and conditions of the housing loans, on or before each monthly installment due date. A borrower may elect to make his or her repayments weekly or fortnightly so long as the equivalent of the minimum monthly repayment is received on or before the monthly installment due date.
Borrowers often select repayment dates to coincide with receipt of their salary or other income. Scheduled loan repayments in respect of housing loans for each series may be made by payment to a retail branch by cash or check or by direct debit to a nominated bank account or direct credit from the borrower's salary by their employer. The scheduled loan repayments on Homepath loans are only made by way of direct debits to a nominated bank account. Payments in addition to scheduled payments can also be made via electronic funds transfer.

     A housing loan is subject to action in relation to arrears of payment whenever the monthly repayment is not paid by the monthly installment due date.
However, under the terms of the housing loans, borrowers may prepay amounts which are additional to their required monthly repayments to build up a "credit buffer," being the difference between the total amount paid by them and the total of the monthly repayments required to be made by them. If a borrower subsequently fails to make some or all of a required monthly repayment, the servicing system will apply the amount not paid against the credit buffer until the total amount of missed payments exceeds the credit buffer. The housing loan will be considered to be arrears only in relation to that excess. See
"Commonwealth Bank Residential Loan Program--Commonwealth Bank's Product
Types--Payment Holidays" in this prospectus.

     Commonwealth Bank's automated collections system identifies all housing loan accounts which are in arrears and produces lists of those housing loans.
The collection system allocates overdue loans to designated collection officers within Commonwealth Bank who take action in relation to the arrears.

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     Actions taken by Commonwealth Bank in relation to delinquent accounts will vary depending on a number of elements, including the following and, if applicable, with the input of a mortgage insurer:

     o    arrears history;

     o    equity in the property; and

     o    arrangements made with the borrower to meet overdue payments.

     If satisfactory arrangements cannot be made to rectify a delinquent housing loan, legal notices are issued and recovery action is initiated by Commonwealth
Bank in the name of the mortgagee. This includes, if the mortgagee obtains possession of the mortgaged property, ensuring that the mortgaged property supporting the housing loan still has adequate general home owner's insurance and that the upkeep of the mortgaged property is maintained. Recovery action is arranged by experienced collections staff in conjunction with internal or external legal advisers. A number of sources of recovery are pursued including the following:

     o    voluntary sale by the mortgagor;

     o    guarantees;

     o    government assistance schemes;

     o    mortgagee sale;

     o    claims on mortgage insurance; and

     o    action against the mortgagor/borrower personally.

     It should be noted that Commonwealth Bank reports all actions that it takes on overdue housing loans to the relevant mortgage insurer where required in accordance with the terms of the mortgage insurance policies.

COLLECTION AND ENFORCEMENT PROCESS

     When a housing loan is more than 7 days delinquent, a letter is issued to the borrower to seek full and immediate clearance of all arrears. In the absence of successful contact, a phone call is made to the borrower. If the housing loans have a direct debit payment arrangement, a sweep of the nominated account is made to rectify the arrears.

     When a housing loan reaches 60 days delinquent, a default notice is sent advising the borrower that if the matter is not rectified within a period of 30 days, Commonwealth Bank is entitled to commence enforcement proceedings in the name of the mortgagee without further notice. Normally a further notice will be issued to a borrower on an account which is 90 days delinquent advising the borrower that failure to comply within 30 days will result in Commonwealth Bank exercising the mortgagee's power of sale in the name of the mortgagee. At 120 days delinquent, a letter of demand and notice to vacate is issued to the borrower, followed by a statement of claim at 150 days delinquent.

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     Service of a statement of claim is the initiating process in the relevant
Supreme Court. Once a borrower is served with a statement of claim, the borrower is given, depending on the jurisdiction, from 14 up to 40 days to file a notice of appearance and defense and, failing this, Commonwealth Bank in the name of the mortgagee will apply to the court to have judgment entered in the mortgagee's favor. Commonwealth Bank will then apply in the name of the mortgagee for a writ of possession whereby the sheriff will set an eviction date. Appraisals and valuations are ordered and a reserve price is set for sale by way of public auction, tender or private treaty. These time frames assume that the borrower has either taken no action or has not honored any commitments made in relation to the delinquency to the satisfaction of Commonwealth Bank and the mortgage insurers.

     It should also be noted that Commonwealth Bank's ability to exercise the mortgagee's power of sale in the mortgagee's name is dependent upon the statutory restrictions of the relevant state or territory as to notice requirements. In addition, there may be factors outside the control of
Commonwealth Bank such as whether the mortgagor contests the sale and the market conditions at the time of sale. These issues may affect the length of time between the decision of Commonwealth Bank to exercise the mortgagee's power of sale on the mortgagee's behalf and final completion of the sale.

                                 USE OF PROCEEDS

     The issuer trustee will apply all or substantially all of the net proceeds from the sale of offered notes of each series, after exchange under any applicable currency swap, for one or more of the following purposes as specified in the relevant prospectus supplement:

     o    to purchase the assets of the trust;

     o    to repay indebtedness which has been incurred to obtain funds to acquire the assets of the trust;

     o    to establish any reserve funds described in the prospectus supplement;
          and

     o    to pay costs of structuring and issuing the notes, including the costs of obtaining any credit enhancement.

     If so specified in the prospectus supplement, the purchase of the assets of the trust for a series may be effected by an exchange of notes with the originator of such assets of the trust.

                       LEGAL ASPECTS OF THE HOUSING LOANS

     The following discussion is a summary of the material legal aspects of
Australian retail housing loans and mortgages and represent the opinions of
Clayton Utz, legal counsel for Commonwealth Bank. It is not an exhaustive analysis of the relevant law. Some of the legal aspects are governed by the law of the applicable State or Territory. Laws may differ between States and
Territories. The summary does not reflect the laws of any particular jurisdiction or cover all relevant laws of all jurisdictions in which a mortgaged property may be situated, although it reflects the material aspects of the laws of New South Wales, Australia (except where it expressly provides otherwise), without referring to any specific legislation of that State. It is suggested that purchasers of the offered notes should consult their own legal advisers for advice on the legal aspects of Australian retail housing loans and mortgages.

                                       83

     The prospectus supplement for a series will provide analysis on any additional legal aspects of Australian retail housing loans and mortgages which are considered material for that series or updates to the legal analysis in this section as a result of changes in law or in the interpretation of that law.

GENERAL

     There are two parties to a mortgage. The first party is the mortgagor, who is either the borrower or, where the relevant loan is guaranteed and the guarantee is secured by a mortgage, the guarantor. The mortgagor grants the mortgage over its property. The second party is the mortgagee, who is the lender. Each housing loan will be secured by a mortgage which has a first ranking priority in respect of the mortgaged property over all other mortgages granted by the relevant borrower or guarantor and over all unsecured creditors of the borrower or guarantor, except in respect of certain statutory rights such as some rates and taxes, which are granted statutory priority. Each borrower under the housing loans is prohibited under its loan documents from creating another mortgage or other security interest over the relevant mortgaged property without the consent of the originator of that housing loan.

NATURE OF HOUSING LOANS AS SECURITY

     There are a number of different forms of title to land in Australia. The most common form of title in Australia is "Torrens title."

     "Torrens title" land is freehold or leasehold title, interests in which are created by registration in one or more central land registries of the relevant
State or Territory. Each parcel of land is represented by a specific certificate of title. The original certificate is retained by the registry, and in most
States a duplicate certificate is issued to the owner. Pro forma instruments are used to register most dealings with the relevant land.

     Torrens title system differs from that in the United States in that it is a statutory based system of indefeasible title by registration with a central land registry. This means that conclusive evidence of a proprietor's title to the land can be ascertained from examination of the register, and upon registration a proprietor's interest is not dependant on his predecessor's title. As a result it is not necessary to investigate the previous chain of title for the property, or obtain title insurance to guarantee valid title. Additionally, under the
Torrens title system, transfer of title occurs by way of registration, rather than being effected by a deed.

     Ordinarily the relevant certificate of title, or any registered plan referred to in it, will reveal the position and dimensions of the land, the present owner, and any mortgages, registered easements and other dealings to which it is subject. In some jurisdictions, leases of more than three years are required to be registered. Otherwise, leases are generally not registered. The certificate is conclusive evidence, except in limited circumstances, such as fraud, of the matters stated in it.

     Some Torrens title property securing housing loans and thus comprised in the mortgaged property, will be "strata title," "stratum title" or "residential
Crown leasehold."

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STRATA TITLE AND STRATUM TITLE

     "Strata title" and "stratum title" were developed to enable the creation of, and dealings with, apartment units which are similar to condominiums in the
United States, and are governed by the legislation of the State or Territory in which the property is situated. Under both strata title and stratum title, each proprietor has title to, and may freely dispose of, their apartment unit.
Certain parts of the property, such as the land on which the building is erected, the stairwells, entrance lobbies and the like, are known as "common property" and are held by an "owners corporation" or a "service company" for the benefit of the individual proprietors. All proprietors are members of the owners corporation or service company, which is vested with the control, management and administration of the common property and the strata scheme generally, for the benefit of the proprietors.

     Only Torrens title land can be the subject of strata or stratum title in this way, and so the provisions referred to in this section in relation to
Torrens title apply to the title in an apartment unit held by a strata or stratum proprietor.

RESIDENTIAL CROWN LEASEHOLD

     All land in the Australian Capital Territory is owned by the Commonwealth of Australia and is subject to a leasehold system of land title known as Crown leasehold. Mortgaged residential property in that jurisdiction comprises a Crown lease and developments on the land are subject to the terms of that lease. Any such lease:

     o    cannot have a term exceeding 99 years, although the term can be extended in effect under a straightforward administrative process, whereby the existing lease is surrendered and a new lease is granted for a term not exceeding 99 years, unless the Commonwealth or
          Australian Capital Territory Government considers that the land is required for a public purpose; and

     o    is subject to a nominal rent of 5 cents per annum on demand.

     As with other Torrens title land, the mortgagor's leasehold interest in the land is entered in a central register and, subject to some exceptions, the mortgagor may deal with its residential leasehold interest, including granting a mortgage over the property, without consent from the government.

     In all cases where mortgaged property consists of a leasehold interest, the unexpired term of the lease must exceed the term of the housing loan secured by that mortgaged property.

     Leasehold property may become subject to native title claims. Native title to particular property is based on the traditional laws and customs of indigenous Australians and is not necessarily extinguished by grants of Crown leases over that property. The extent to which native title exists over property, including property subject to a Crown lease, depends on how that property was previously used by the indigenous claimants asserting native title, and whether the native title has been extinguished by the granting of the leasehold interest. If the lease confers the right of exclusive possession over the property, which is typically the case with residential leases, the current view is that native title over the relevant property would be extinguished.
Whether a lease confers

                                       85

exclusive possession will depend on a construction of the lease and the legislation under which the lease was granted.

TAKING SECURITY OVER LAND

     The law relating to the granting of security over real property is made complex by the fact that each State and Territory has separate governing legislation. The following is a brief overview of some issues involved in taking security over land.

     Under Torrens title, registration of a mortgage using the prescribed form executed by the mortgagor is required in order for the mortgagee to obtain both the remedies of a mortgagee granted by statute and the relevant priorities against other secured creditors. To this extent, the mortgagee is said to have a legal or registered interest in the property. However, unlike the position in the United States, the grant of the mortgage does not transfer title in the property, and the mortgagor remains as legal owner. Rather, once registered in the Torrens Title system, the Torrens mortgage operates as a statutory charge.
The mortgagee does not obtain an estate in the property but does have an interest in the land which is marked on the register and the certificate of title for the property. A search of the register by any subsequent creditor or proposed creditor will reveal the existence of any prior registered mortgage.

     In most States and Territories, a mortgagee will retain a duplicate certificate of title which mirrors the original certificate of title held at the relevant land registry office. Although the certificate is not a document of title as such, the procedure for replacement is sufficiently onerous to act as a deterrent against most mortgagor fraud. Failure to retain the certificate may in certain circumstances constitute negligent conduct resulting in a postponement of the mortgagee's priority to a later secured creditor.

     In Queensland, under the Land Title Act 1994, duplicate certificates of title are no longer issued to mortgagees as a matter of practice. A record of the title is stored on computer at the land registry office and the mortgage is registered on that computerized title.

     Once the mortgagor has repaid his or her debt, a discharge executed by the mortgagee is lodged with the relevant registrar by the mortgagor or the mortgagee and the mortgage is noted as having been released.

EACH ORIGINATOR AS MORTGAGEE

     Commonwealth Bank, or any other originator specified in the prospectus supplement for a series, as applicable, is, and until a Perfection of Title
Event in relation to that series occurs, intends to remain the registered mortgagee of all the mortgages originated by it. The borrowers will not be aware of the equitable assignment of the housing loans and mortgages to the issuer trustee.

     Prior to any Perfection of Title Event in relation to a series,
Commonwealth Bank, as servicer, will undertake any necessary enforcement action with respect to defaulted housing loans and mortgages relating to that series.
Following a Perfection of Title Event in relation to a series, the issuer trustee will be entitled, under an irrevocable power of attorney granted to it by each originator, to be registered as mortgagee of the applicable mortgages.
Until that registration is achieved, the issuer trustee or the manager will be entitled to lodge caveats on the register publicly to notify its interest in the applicable mortgages (and must do so if it has not commenced to take all

                                       86

necessary steps to perfect its legal title within 30 Business Days of its declaration that a Perfection of Title Event has occurred).

ENFORCEMENT OF REGISTERED MORTGAGES

     Subject to the discussion in this section, if a borrower defaults under a housing loan, the loan documents provide that all moneys under the housing loan may be declared immediately due and payable. In Australia, a lender may sue to recover all outstanding principal, interest and fees under the personal covenant of a borrower contained in the loan documents to repay those amounts. In addition, the lender may enforce a registered mortgage in relation to the defaulted loan. Enforcement may occur in a number of ways, including the following:

     o    The mortgagee may enter into possession of the property. If it does so, it does so in its own right and not as agent of the mortgagor, and so may be personally liable for mismanagement of the property and to third parties as occupier of the property.

     o    The mortgagee may, in limited circumstances, lease the property to third parties.

     o    The mortgagee may foreclose on the property. The expression
          "foreclosure" has a very different meaning from that used in the
          United States. Under foreclosure procedures, the mortgagee extinguishes the mortgagor's title to the property so that the mortgagee becomes the absolute owner of the property, a remedy that is, because of procedural constraints, almost never used. If the mortgagee forecloses on the property, it loses the right to sue the borrower under the personal covenant to repay and can look only to the value of the property for satisfaction of the debt.

     o    The mortgagee may appoint a receiver to deal with income from the property or exercise other rights delegated to the receiver by the mortgagee. A receiver is the agent of the mortgagor and so, unlike when the mortgagee enters into possession of the property, in theory the mortgagee is not liable for the receiver's acts nor is the mortgagee liable as occupier of the property. In practice, however, the receiver will require indemnities from the mortgagee that appoints
          it.

     o    The mortgagee may sell the property, subject to various duties to ensure that the mortgagee exercises the power of sale properly. In some jurisdictions in Australia this equates with a duty of care to act reasonably (as in the United Kingdom), while in others the standard is lower, being a requirement only to act in good faith and not sacrifice the mortgagor's interests. Where the mortgagor however is a company, the Australian Corporations Act 2001 imposes a separate duty of care to obtain the market value or the best price otherwise reasonably obtainable for the property. This standard is effectively the same as the duty of care standard referred to above. The power of sale is usually expressly contained in the mortgage documents, and is also implied in registered mortgages under the relevant Torrens title legislation. The Torrens title legislation prescribes certain forms and periods of notice to be given to the mortgagor prior to enforcement. A sale under a mortgage may be by public auction, tender or private treaty. No specific method of sale is set down by law. Once registered, the purchaser of property sold pursuant to a mortgagee's power of sale becomes the absolute owner of the property. Provided that the mortgagee has not exchanged contracts for the sale of the mortgaged property (or otherwise

                                       87

          irrevocably bound itself to sell to a third party), the borrower may always redeem the mortgage by tendering to the mortgagee all monies due under it.

     A mortgagee's ability to call in all amounts under a housing loan or enforce a mortgage which is subject to the Australian Consumer Credit Code is limited by various demand and notice procedures which must be followed. For example, as a general rule enforcement cannot occur unless the relevant default is not remedied within 30 days after a default notice is given. Borrowers may also be entitled to initiate negotiations with the mortgagee for a postponement of enforcement proceedings.

PENALTIES AND PROHIBITED FEES

     Australian courts will not enforce an obligation of a borrower to pay default interest on delinquent payments if the court determines that the relevant default interest rate is a penalty. A default interest rate will not be a penalty if the amount payable on default is a genuine pre-estimate of the loss that the lender will suffer as a result of the default. In addition, if the rate is too high, the Australian Consumer Credit Code may entitle the borrower to have the loan agreement re-opened on the ground that it is unjust. Under the
Australian Corporations Act 2001, where a company is being wound up, a loan is voidable if it is an unfair loan. A loan will only be unfair if the interest or charges on the loan were extortionate when the loan was made or have become extortionate because of a variation.

     The Australian Consumer Credit Code requires that certain fees or charges to be levied by the lender must be provided for in the contract, otherwise they cannot be levied. The Australian Consumer Credit Code and the regulations under the Australian Consumer Credit Code may also from time to time prohibit certain fees and charges. There are none currently so prohibited. The Australian
Consumer Credit Code also requires that establishment fees, early termination fees and prepayment fees must not be unconscionable otherwise a Court may reduce or set them aside and make ancillary or consequential orders.

BANKRUPTCY AND INSOLVENCY

     The insolvency of a natural person is governed by the provisions of the
Bankruptcy Act 1966 of Australia, which is a federal statute. Generally, secured creditors of a natural person, such as mortgagees under real property mortgages, stand outside the bankruptcy. That is, the property of the bankrupt which is available for payment by the trustee in bankruptcy does not include the secured property. The secured creditor may, if it wishes, prove, or file a claim, in the bankruptcy proceeding as an unsecured creditor in a number of circumstances, including if it has realized the related mortgaged property and its debt has not been fully repaid, in which case it can prove for the unpaid balance. Certain dispositions of property by a bankrupt may be avoided by the trustee in bankruptcy. These include where:

     o    the disposition was made to defraud creditors;

     o    the disposition was made by a debtor within varying prescribed periods and that disposition had the effect of giving a creditor a preference, priority or advantage over other creditors or was made to a recipient who gave no consideration or considerations being less than the value of the asset disposed of.

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     The insolvency of a company is governed by the Australian Corporations Act
2001. Again, secured creditors generally stand outside the insolvency. However, a liquidator may avoid a housing loan or a mortgage which is voidable under the
Australian Corporations Act 2001 because it is an uncommercial transaction, or an unfair preference to a creditor and that transaction occurs:

     o    when the company is insolvent, or an act is done, or an omission is made, to give effect to the transaction when the company is insolvent, or the company becomes insolvent because of, or because of matters including, the entering into of the transaction or the doing of an act, or the making of an omission, to give effect to the transaction;
          and

     o    within a prescribed period prior to the commencement of the winding up of the company.

     A liquidator may also avoid a housing loan if it is an unfair loan being a loan in relation to which an extortionate interest rate or charges are levied.
The appointment of an administrator to a company will give rise to a statutory moratorium which delays enforcement of a mortgage given by a company unless it is over all or substantially all of its assets.

ENVIRONMENTAL

     Real property in Australia is subject to a range of environmental laws, which deal with issues such as planning regulation and land contamination. Most environmental laws in Australia are State-based, and laws may therefore vary among the various Australian States and Territories. Federal laws provide additional regulation in respect of some environmental issues.

     Planning laws in Australia regulate the way in which land is used and developed and generally rely on planning policies to identify appropriate land uses and impose restrictions on certain types of development. Those policies and laws may require planning approvals to be obtained for the relevant permissible use or development in order to be a lawful use. If land is used or developed in a manner which is not permissible or if an appropriate planning approval has not been obtained, it is possible for the unlawful use or development to be restrained. Proceedings to restrain the unlawful use or development of land will generally be taken by the relevant consent authority but in some States legislation permits these proceedings to be brought by any person without the need to establish standing.

     Most Australian jurisdictions have, or are proposing to introduce, legislation which addresses the management of and responsibility for contamination of land. Initial responsibility is usually (but not always) cast on the person whose activities are likely to have caused the contamination.
However, in some circumstances, other classes of persons such as an owner or occupier of land may bear some responsibility at law for contamination of that land. These other classes of persons may include lenders or security holders, but generally only where they take possession or control of the land (for example, to enforce a security).

     Land which becomes regulated as a result of contamination may become listed on a public register maintained by the relevant public authority which register will disclose the declarations and orders made in relation to the land, and provide details of the contamination. Land which is contaminated may also become unsuitable for particular (sensitive) land uses. A consent authority will generally need to be satisfied before it can grant a planning approval that the land is suitable for

                                       89

the proposed use. In relation to contaminated land, the consent authority may require independent certification of the completion of remedial works before it can grant planning approval for particular land uses. This may result in conditions attaching to the planning approval requiring the maintenance of remedial action or the monitoring of contamination on land.

     Regulatory authorities usually have power to require persons whom they hold responsible for contaminated land to investigate the contamination and/or clean up the contamination. Alternatively, a regulatory authority may carry out investigation or clean up work itself and recover the cost of doing so from other persons held responsible for the contamination. Many jurisdictions provide for the recovery of costs of investigation and/or clean up as between persons who may be held responsible for the contamination. In addition, some jurisdictions provide for the creation of security interests over land to protect claims for contribution to these costs. This may give rise to issues of priority of security interests. The security interests may have priority over pre-existing mortgages. To the extent that the issuer trustee or a receiver appointed on its behalf incurs any such liabilities, it will be entitled to be indemnified out of the assets of the trust.

INSOLVENCY CONSIDERATIONS

     The structure of the Medallion program is intended to mitigate insolvency risk. For example, the equitable assignment of the housing loans by an originator to the issuer trustee should ensure that the housing loans are not assets available to the liquidator or creditors of the originator in the event of the insolvency of that originator. Upon the insolvency of an originator, the housing loans which that originator has assigned in equity to the issuer trustee will not be considered to be the assets of that originator upon its winding up.

     Similarly, the assets in a trust will not be available to other creditors of the issuer trustee in its personal capacity or as trustee of any other trust in the event of the insolvency of the issuer trustee.

     The trust for any series is not a separate legal entity that can sue or be sued. Any dealings with a trust are in fact dealings with the issuer trustee in relation to that trust. The solvency of the trust is therefore determined by reference to the ability of the issuer trustee to pay its debts when they fall due in relation to that trust. If the issuer trustee becomes insolvent, the master trust deed provides that no noteholder or beneficiary may seek to have the issuer trustee wound up. However, the insolvency of the issuer trustee will give rise to enforcement rights under the charge granted in favor of the security trustee under the security trust deed. All moneys received by the security trustee or the receiver following enforcement of the charge (including the sale proceeds of any trust assets) will be applied to meet the obligations owed by the issuer trustee in the order set out in the security trust deed. This process is controlled by a third party, namely the security trustee and the receiver which it appoints.

DEDUCTIBILITY OF INTEREST ON AUSTRALIAN HOUSING LOANS

     Under Australian tax laws, interest on loans used to purchase a person's primary place of residence is not ordinarily deductible for taxation purposes.
Conversely, interest payments on loans and other non-capital expenditures relating to non-owner occupied properties that generate taxable income are generally allowable as tax deductions.

                                       90

AUSTRALIAN CONSUMER CREDIT CODE

     Some or all of the housing loans and related mortgages and guarantees are regulated by the Australian Consumer Credit Code. Under that legislation, a borrower, guarantor or mortgagor may have a right to apply to a court to make orders in relation to the following, among other things:

     o    in the case of a borrower, vary the terms of a housing loan on the grounds of hardship;

     o    vary the terms of a housing loan and related mortgage or guarantee or a change to such documents, that are unjust, and reopen the transaction that gave rise to the housing loan and any related mortgage or guarantee or change;

     o    in the case of a borrower or guarantor, reduce or cancel any interest rate payable on the housing loan arising from a change to that rate which is unconscionable;

     o    have certain provisions of the housing loan or a related mortgage, guarantee which are in breach of the legislation declared void or unenforceable;

     o    obtain restitution or compensation from the credit provider in relation to any breaches of the Australian Consumer Credit Code in relation to the housing loan or a related mortgage or guarantee; or

     o    seek various remedies for other breaches of the Australian Consumer
          Credit Code.

     Any such order may affect the timing or amount of interest, fees or charges or principal payments under the relevant housing loan (which might in turn affect the timing or amount of interest or principal payments under the offered notes).

     Breaches of the Australian Consumer Credit Code may also lead to civil penalties or criminal fines being imposed on the originator, for so long as it holds legal title to the housing loans and the mortgages. If the issuer trustee acquires legal title, it will then become primarily responsible for compliance with the Australian Consumer Credit Code. The amount of any civil penalty payable by an originator may be set off against any amount payable by the borrower under the housing loans.

     Breaches of consumer protection laws could result in a borrower paying less principal under his or her housing loan as a consequence of either changes in that borrower's housing loan terms or the borrower setting off amounts it owes under housing loans against penalties payable to it by an originator in respect of the same housing loan. This may result in a delay or decrease in the amount of payments to investors.

     In addition, if the issuer trustee obtains legal title to the housing loans, the issuer trustee will be subject to the penalties and compensation provisions of the applicable consumer protection laws instead of Commonwealth
Bank or Homepath. To the extent that the issuer trustee is unable to recover any such liabilities under limited indemnities from Commonwealth Bank, as an originator and servicer, and Homepath as an originator, in respect of such liabilities, the assets of the trust will be used to indemnify the Trustee prior to payments to investors. This may delay or decrease the amount of collections available to make payments to investors.

                                       91

     The issuer trustee will be indemnified out of the assets of the relevant trust for liabilities it incurs under the Australian Consumer Credit Code. Where the issuer trustee is held liable for breaches of the Australian Consumer Credit
Code, the issuer trustee must seek relief initially under any indemnities provided to it by the manager, the servicer or an originator before exercising its rights to recover against any assets of the trust.

     Commonwealth Bank will give certain representations and warranties that the mortgages relating to the housing loans complied in all material respects with all applicable laws when those mortgages were entered into. In addition, the servicer has undertaken to comply with the Australian Consumer Credit Code in carrying out its obligations under the transaction documents. In certain circumstances the issuer trustee may have the right to claim damages from
Commonwealth Bank (as originator or servicer) where the issuer trustee suffers loss in connection with a breach of the Australian Consumer Credit Code which is caused by a breach of a relevant representation or undertaking.

PRIVACY

     The collection and handling of personal information (including credit reports) about individuals (including debtors, mortgagors and guarantors) is regulated by the Australian Privacy Act. The Act contains, amongst other things, restrictions on the use and disclosure of information. In most cases, if the collection and handling of credit information or reports does not comply with the Act, the contravening party can be guilty of an offence punishable by a fine. In addition, a person may complain to the Privacy Commissioner, who can investigate the complaint and make a determination that can include a declaration that the complainant is entitled to loss and damage suffered by reason of the act or practice the subject of the complaint. The determination may be enforced by the Federal Court. The Federal Court may also grant injunctions restraining conduct or requiring a person to do any act or thing on the application of the Privacy Commissioner or any other person. The Privacy
Commissioner has other powers including to investigate certain acts and conduct audits.

ANTI MONEY LAUNDERING AND COUNTER TERRORISM FINANCING

     On July 13, 2006 the Australian Government released a second exposure draft of the Anti-Money Laundering and Counter-Terrorism Financing Bill (the "AML/CTF
BILL") seeking submissions. The AML/CTF Bill is eventually intended to replace the current Financial Transactions Reports Act 1988 (the "FTR ACT"). The aim of
the regime is to, amongst other things, combat money laundering and the financing of terrorism. The AML/CTF Bill proposes a number of significant changes to Australia's current anti-money laundering and counter-terrorism financing ("AML/CTF") regulation. The Australian Government has previously indicated it hopes to have the AML/CTF Bill passed by the end of 2006.

     Under the AML/CTF Bill persons providing services (known as "designated services") which include:

     o    opening or providing an account, allowing transactions in relation to an account or receiving instructions to transfer money in and out of the account;

     o    granting loans and allowing the borrower to conduct transactions in respect of that loan;

                                       92

     o    providing a custodial or depository service;

     o    issuing, acquiring or disposing of securities; or

     o    exchanging one currency for another,

     will fall within the scope of the proposed AML/CTF Bill.

     Currently entities subject to regulation under the FTR Act are, amongst other things, required to identify certain customers and to report suspicious transactions, cash transactions of A$10 000 or more and international funds transfer instructions to the Australian Transaction Reports and Analysis Centre
("AUSTRAC"). Under the proposed AML/CTF Bill an entity (or the "reporting entity" as it is referred to under the AML/CTF Bill) will have to, amongst other things, identify customers (in accordance with a prescribed procedure), implement, maintain and comply with its own AML/CTF Program, collect certain information in relation to funds transfer instructions and comply with requirements in relation to correspondent banking, as well as meet certain reporting and record keeping requirements. For example, a bank will have to identify the person to whom it is providing a housing loan (using an applicable procedure) before providing that loan and undertake on-going customer due diligence.

     The proposed AML/CTF Bill will prohibit an entity from providing or continuing to provide any designated service to a person unless it has met certain of the obligations of the AML/CTF Bill

                    UNITED STATES FEDERAL INCOME TAX MATTERS

OVERVIEW

     The following is a summary of the material United States federal income tax consequences of the purchase, ownership and disposition of the US Dollar offered notes by investors who are subject to United States federal income tax. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), proposed, temporary and final Treasury regulations under the Code, and published rulings and court decisions, all of which are subject to change, possibly retroactively, or to a different interpretation at a later date by a court or by the IRS. The parts of this summary which relate to matters of law or legal conclusions represent the opinion of Mayer, Brown, Rowe
& Maw LLP, special United States federal tax counsel for the manager, and are as qualified in this summary. We have not sought and will not seek any rulings from the IRS about any of the United States federal income tax consequences we discuss, and we cannot assure you that the IRS will not take contrary positions.

     Mayer, Brown, Rowe & Maw LLP has prepared or reviewed the statements under the heading "United States Federal Income Tax Matters" and is of the opinion that these statements discuss all material United States federal income tax consequences to investors generally of the purchase, ownership and disposition of the US Dollar offered notes. However, the following discussion does not discuss and Mayer, Brown, Rowe & Maw LLP is unable to opine as to the unique tax consequences of the purchase, ownership and disposition of the US Dollar offered notes by investors that are given special treatment under the United States federal income tax laws, including:

     o    banks and thrifts;

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     o    insurance companies;

     o    regulated investment companies;

     o    dealers in securities;

     o    investors that will hold the notes as a position in a "straddle" for tax purposes or as a part of a "synthetic security," "conversion transaction" or other integrated investment comprised of the notes and one or more other investments;

     o    foreign investors;

     o    trusts and estates; and

     o    pass-through entities, the equity holders of which are any of the foregoing.

     Additionally, the discussion regarding the US Dollar offered notes is limited to the United States income tax consequences to the initial investors and not to a purchaser in a secondary market and is limited to investors who will hold the US Dollar offered notes as "capital assets" within the meaning of
Section 1221 of the Code.

     It is suggested that prospective investors consult their own tax advisors about the United States federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the US Dollar offered notes, including the advisability of making any election discussed under
"Market Discount."

     The issuer trustee will be reimbursed for any United States federal income taxes imposed on it in its capacity as trustee of the trust out of the assets of the trust. Also, based on the representation of the manager that the trust does not and will not have an office in the United States, and that the trust is not conducting, and will not conduct any activities in the United States, other than in connection with its issuance of the US Dollar offered notes, in the opinion of Mayer, Brown, Rowe & Maw LLP, the issuer trustee will not be subject to
United States federal income tax.

     We will agree, and if you purchase US Dollar offered notes, you will agree by your purchase of the notes, to treat the US Dollar offered notes as debt for
United States Federal, State and local income and franchise tax purposes. In the opinion of Mayer, Brown, Rowe & Maw LLP, for United States Federal income tax purposes, the US Dollar offered notes will be characterized as debt of the issuer trustee. Each noteholder, by the acceptance of an offered note, will agree to treat the US Dollar offered notes as indebtedness for Federal income tax purposes.

     The prospectus supplement for a series will specify any additional material
United States Federal income tax consequences for that series.

ORIGINAL ISSUE DISCOUNT, INDEXED SECURITIES, ETC.

     The discussion below assumes that all payments on the US Dollar offered notes are denominated in U.S. Dollars, and that the offered notes are not indexed securities or strip notes. Additionally, the discussion assumes that the interest formula for the US Dollar offered notes meets the requirements for
"qualified stated interest" under Treasury regulations, called the "OID
Regulations," relating to original issue discount, or "OID." This discussion assumes that any

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original issue discount on the US Dollar offered notes is a de minimis amount, within the meaning of the OID Regulations. Under the OID Regulations, the
offered notes will have original issue discount to the extent the principal amount of the US Dollar offered notes exceeds their issue price. Further, if the
US Dollar offered notes have any original issue discount, it will be de minimis if it is less than 1/4% of the principal amount of the offered notes multiplied by the number of full years included in their term.

INTEREST INCOME ON THE US DOLLAR OFFERED NOTES

     Based on the above assumptions, except as discussed below, the US Dollar offered notes will not be considered issued with original issue discount. If you buy US Dollar offered notes, you will be required to report as ordinary interest income the stated interest on the notes when received or accrued in accordance with your method of tax accounting. Such interest income will be considered foreign source income. Under the OID Regulations, if you hold a note issued with a de minimis amount of original issue discount, you must include this original issue discount in income, on a pro rata basis, as principal payments are made on the note. If you purchase a note for more or less than its principal amount, you will generally be subject, respectively, to the premium amortization or market discount rules of the Code, discussed below.

SALE OF NOTES

     Mayer, Brown, Rowe & Maw LLP, is of the opinion that if you sell an US
Dollar offered note, you will recognize gain or loss equal to the difference between the amount realized on the sale, other than amounts attributable to, and taxable as, accrued interest, and your adjusted tax basis in the US Dollar offered note. Your adjusted tax basis in a note will equal your cost for the US
Dollar offered note, decreased by any amortized premium and any payments other than interest made on the US Dollar offered note and increased by any market discount or original issue discount previously included in income. Any gain or loss will generally be a capital gain or loss, other than amounts representing accrued interest or market discount, and will be long-term capital gain or loss if the US Dollar offered note was held as a capital asset for more than one year. In the case of an individual taxpayer, the maximum long-term capital gains tax rate is lower than the maximum ordinary income tax rate. Any capital losses realized may be deducted by a corporate taxpayer only to the extent of capital gains and by an individual taxpayer only to the extent of capital gains plus
$3,000 of other U.S. income.

MARKET DISCOUNT

     In the opinion of Mayer, Brown, Rowe & Maw LLP, you will be considered to have acquired a US Dollar offered note at a "market discount" to the extent the remaining principal amount of the note exceeds your tax basis in the note, unless the excess does not exceed a prescribed de minimis amount. If the excess exceeds the de minimis amount, you will be subject to the market discount rules of Sections 1276 and 1278 of the Code with regard to the note.

     In the case of a sale or other disposition of a US Dollar offered note subject to the market discount rules, Section 1276 of the Code requires that gain, if any, from the sale or disposition be treated as ordinary income to the extent the gain represents market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

                                       95

     In the case of a partial principal payment of a US Dollar offered note subject to the market discount rules, Section 1276 of the Code requires that the payment be included in ordinary income to the extent the payment does not exceed the market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

     Generally, market discount accrues under a straight line method, or, at the election of the taxpayer, under a constant interest rate method. However, in the case of bonds with principal payable in two or more installments, such as the US
Dollar offered notes, the manner in which market discount is to be accrued will be described in Treasury regulations not yet issued. Until these Treasury regulations are issued, you should follow the explanatory conference committee
Report to the Tax Reform Act of 1986 for your accrual of market discount. This conference committee Report indicates that holders of these obligations may elect to accrue market discount either on the basis of a constant interest rate or as follows:

     o    for those obligations that have original issue discount, market discount shall be deemed to accrue in proportion to the accrual of original issue discount for any accrual period; and

     o    for those obligations which do not have original issue discount, the amount of market discount that is deemed to accrue is the amount of market discount that bears the same ratio to the total amount of remaining market discount that the amount of stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the obligation at the beginning of the accrual period.

     Under Section 1277 of the Code, if you incur or continue debt that is used to purchase a US Dollar offered note subject to the market discount rules, and the interest paid or accrued on this debt in any taxable year exceeds the interest and original issue discount currently includible in income on the note, deduction of this excess interest must be deferred to the extent of the market discount allocable to the taxable year. The deferred portion of any interest expense will generally be deductible when the market discount is included in income upon the sale, repayment, or other disposition of the indebtedness.

     Section 1278 of the Code allows a taxpayer to make an election to include market discount in gross income currently. If an election is made, the previously described rules of Sections 1276 and 1277 of the Code will not apply to the taxpayer.

     Due to the complexity of the market discount rules, we suggest that you consult your tax advisors as to the applicability and operation of these rules.

PREMIUM

     In the opinion of Mayer, Brown, Rowe & Maw LLP, you will generally be considered to have acquired a US Dollar offered note at a premium if your tax basis in the note exceeds the remaining principal amount of the note. In that event, if you hold a US Dollar offered note as a capital asset, you may amortize the premium as an offset to interest income under Section 171 of the Code, with corresponding reductions in your tax basis in the note if you have made an election under Section 171 of the Code. Generally, any amortization is on a constant yield basis. However, in the case of bonds with principal payable in two or more installments, like the US Dollar offered notes, the previously discussed conference report, which indicates a Congressional intent that amortization

                                       96

be in accordance with the rules that will apply to the accrual of market discount on these obligations, should be followed for the amortization of such premium. We suggest that you consult your tax advisor as to the applicability and operation of the rules regarding amortization of premium.

BACKUP WITHHOLDING

     Mayer, Brown, Rowe & Maw LLP is of the opinion that, backup withholding taxes will be imposed on payments to you on interest paid, and original issue discount accrued, if any, on the US Dollar offered notes if, upon issuance, you fail to supply the manager or its broker with a certified statement, under penalties of perjury, containing your name, address, correct taxpayer identification number, and a statement that you are not required to pay backup withholding taxes. The backup withholding rate is currently 28%. For payments made after 2010, the backup withholding rate will be increased to 31%. Exempt investors, such as corporations, tax-exempt organizations, qualified pension and profit sharing trusts, individual retirement accounts or non-resident aliens who provide certification of their status as non-resident are not subject to backup withholding. Information returns will be sent annually to the IRS by the manager and to you stating the amount of interest paid, original issue discount accrued, if any, and the amount of tax withheld from payments on the US Dollar offered notes. We suggest that you consult your tax advisors about your eligibility for, and the procedure for obtaining, exemption from backup withholding.

NON-U.S. DOLLAR DENOMINATED NOTES

     The United States federal income tax consequences for investors who are subject to United States federal income taxation and who hold notes denominated in a currency other than US dollars may vary from those described above. The prospectus supplement for a series denominated in a currency other than US dollars will specify the material United States federal income tax consequences with respect to such investors.

                             AUSTRALIAN TAX MATTERS

     The following statements with respect to Australian taxation are the material tax consequences to the holders of offered notes of purchasing, holding or disposing of the offered notes and are based on factual advice received by the manager and represent the opinions of Clayton Utz, Australian Tax Counsel for Commonwealth Bank and the Manager. It is suggested that purchasers of offered notes should consult their own tax advisers concerning the consequences, in their particular circumstances under Australian tax laws and the laws of any other taxing jurisdiction, of the ownership of or any dealing in the offered notes.

     The prospectus supplement for a series will specify any additional material consequences with respect to Australian income tax or any changes to the following analysis as a result of changes in Australian tax laws or in the interpretation of those laws.

AUSTRALIAN WITHHOLDING TAX

     The offered notes should satisfy the elements required in order to be debt interests and accordingly, the interest payments under the offered notes will be classified as interest for Australian tax purposes.

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PAYMENT OF INTEREST

     Under existing Australian tax law, non-resident holders of offered notes or interests in any global offered note, other than persons holding such securities or interest as part of a business carried on, at or through a permanent establishment in Australia, are not subject to Australian income tax on payments of interest or amounts in the nature of interest where the exemption for interest withholding tax discussed below applies. If the exemption is not available, interest withholding tax will be levied at a rate of 10% on interest, or amounts in the nature of interest, paid on the offered notes.

     Australian residents who hold such securities or interests as part of a business carried on, at or through a permanent establishment in a country outside Australia are also subject to interest withholding tax.

EXEMPTION FROM AUSTRALIAN WITHHOLDING TAX

     Pursuant to section 128F of the Income Tax Assessment Act 1936 of the
Commonwealth of Australia, an exemption from Australian interest withholding tax applies provided all prescribed conditions are met. Where the section 128F exemption applies, the income ceases to be subject to Australian income tax.

     These conditions in section 128F include the following:

     o    the issuer trustee is a company, which for section 128F purposes includes a company acting as a trustee of an Australian trust estate, provided that all the beneficiaries are companies, that is a resident of Australia when it issues the offered notes and when interest, as defined in section 128A(1AB) (or a non-resident of Australia carrying on a business in Australia at or through a permanent establishment) of the Income Tax Assessment Act 1936, is paid; and

     o    the offered notes, or a global offered note or interests in such a global offered note, were issued in a manner which satisfied the public offer test as prescribed under section 128F of the Income Tax
          Assessment Act 1936.

PUBLIC OFFER TEST

     The issuer trustee intends to issue the offered notes and interests in any global offered note in a way that is expected to satisfy the public offer test and otherwise meet the requirements of section 128F of the Income Tax Assessment
Act 1936 including by listing the offered notes.

     The public offer test for offered notes will not be satisfied if the issuer trustee knew or had reasonable grounds to suspect that the offered notes were being or would later be acquired directly or indirectly by an Offshore Associate of the issuer trustee (as defined below) other than in the capacity of a dealer, manager or underwriter in relation to the placement of an offered note, or a clearing house, custodian, funds manager or responsible entity of a registered scheme.

     The exemption from Australian withholding tax will also not apply to interest paid by the issuer trustee to an Offshore Associate of the issuer trustee if, at the time of the payment, the issuer trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and

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the Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

     An OFFSHORE ASSOCIATE means an associate (as defined in section 128F(9) of the Income Tax Assessment Act 1936) of the issuer trustee, that is either:

     o    a non-resident of Australia that does not acquire the offered notes or an interest in the offered notes in carrying on a business in
          Australia at or through a permanent establishment of the associate in
          Australia; or

     o    a resident of Australia that acquires the offered notes or an interest in the offered notes in carrying on a business in a country outside
          Australia at or through a permanent establishment of the associate in that country.

     Accordingly, the offered notes should not be acquired by any Offshore
Associate of the issuer trustee (which may include associates of Commonwealth
Bank and the other beneficiaries of the trust, if any, from time to time) except in the circumstances listed above (or in the capacity of a dealer, manager or underwriter.) However, the public offer test will not be failed if the offered notes are acquired by associates of the issuer trustee who are not Offshore
Associates. The prospectus supplement for a series will describe the procedures that are in place to ensure that the requirements in relation to the non-acquisition by Offshore Associates are met in relation to the offered notes.

QUOTATION OF AUSTRALIAN BUSINESS NUMBERS OR TAX FILE NUMBERS

     If a holder of an offered note is an Australian resident or a non-resident that holds the offered notes at or through a permanent establishment in
Australia, withholding for tax of 46.5% must be deducted, unless that holder of an offered note supplies the issuer trustee with its Australian Business Number or Tax File Number or proof of an appropriate exemption to quote such numbers.
An Australian resident that holds an offered note may also be subject to
Australian income tax in respect of interest derived from the notes.

TAX TREATY BETWEEN AUSTRALIA AND THE UNITED STATES

     If, for any reason, the interest paid by the issuer trustee is not exempt from interest withholding tax, the treaty titled "Convention for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on
Income" between the United States and Australia or a similar treaty between
Australia and another country apart from the United States may apply. The treaty between the United States and Australia provides that interest which has its source in Australia, and to which a United States resident, as defined in the treaty and who is entitled to the benefit of the treaty, is beneficially entitled, may be taxed in Australia, but that any tax charged shall not exceed
10% of the gross amount of interest. However, this provision will not apply where the indebtedness giving rise to the interest entitlement is effectively connected with:

     o    the United States resident's permanent establishment, at or through which it carries on business in Australia; or

     o    the United States resident's fixed base, situated in Australia, from which it performs independent personal services.

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     The treaty between the United States and Australia has been amended by the
Protocol entered into on September 27, 2001, which has effect in Australia, in relation to interest derived by United States residents, on or after July 1,
2003. The effect of the Protocol is that withholding tax may not be charged in respect of interest arising in Australia on or after July 1, 2003 if the United
States resident that is beneficially entitled to the interest is a financial institution as defined or a United States government entity as described below and in either case is entitled to the benefit of the treaty pursuant to Article
11 of the treaty as amended by the Protocol.

     In the case of a financial institution, as defined in Article 11(3)(b) of the treaty as amended by the Protocol, that is a United States resident, no tax may be charged on the interest provided the financial institution is unrelated to and dealing wholly independently with the payer and the interest is not paid as part of an arrangement involving back-to-back loans or similar arrangements.
Certain additional limitations apply.

     A United States government entity covers the United States, a political or administrative sub-division or local authority thereof, any other body exercising governmental functions in the United States, or a bank performing central banking functions in the United States.

NON-RESIDENT WITHHOLDING TAX REGIME

     The Australian withholding tax regime imposes certain obligations to withhold an amount in respect of, amongst other things, certain payments and non-cash benefits made to foreign residents on or after 1 July 2003. The non-resident withholding provisions will apply to "payments" as prescribed by the regulations.

     Regulations introduced to date (covering casino, gaming, junket arrangements, entertainment and sports activities and construction contracts)
will not affect the Trust. This is consistent with the non-resident withholding provisions which provide that the regulations will not apply to interest and other payments which are already subject to the current withholding tax rules.

     Regulations which prescribe payments to which withholding applies can only be made where the Minister is satisfied that the payment could reasonably be related to assessable income of foreign residents. Accordingly, it is not expected that the regulations would apply to repayments of principal under the offered notes as such amounts will generally not be reasonably related to assessable income of foreign residents.

AUSTRALIAN TAXATION OF PROFIT ON SALE

     Under existing Australian law, non-resident holders of notes will not be subject to Australian income tax on profits derived from the sale or disposal of the offered notes provided that:

     o    the profits do not have an Australian source; or

     o    where the non-resident holder is located in a country with which
          Australia has concluded a double tax treaty, the offered notes are not held, and the sale and disposal of the offered notes does not occur, as part of a business carried on, at or through a permanent establishment in Australia.

                                       100

     The source of any profit on the disposal of the offered notes will depend on the factual circumstances of the actual disposal. Where the offered notes are acquired and disposed of pursuant to contractual arrangements entered into and concluded outside Australia, and the originator and the purchaser are non-residents of Australia and do not have a business carried on, at or through a permanent establishment in Australia, the profit would not be expected to have an Australian source.

     Where the offered notes are held, and the sale and disposal occurs, as part of a business carried on by the non-resident holder at or through a permanent establishment in Australia, the profits derived from the sale or disposal may be deemed to have an Australian source. Such deeming will depend upon the country in which the non-resident holder is located and any applicable double tax treaty between Australian and that country.

     However, a portion of the sale price of offered notes will be treated as interest for withholding tax purposes when:

     o    Offered notes are sold by a non-resident holder for any amount in excess of their issue price prior to maturity to a purchaser who is either a resident and who does not acquire the offered notes in the course of carrying on business in a country outside Australia at or through a permanent establishment in that country, or a non-resident that acquires the offered notes in the course of carrying on a business in Australia at or through a permanent establishment in
          Australia where the issue of the offered notes did not satisfy the public offer test; or

     o    Offered notes are sold by a non-resident holder to an Australian resident or to a non-resident in connection with a business carried on, at or through a permanent establishment in Australia by the non-resident in connection with a "washing arrangement" as defined in section 128A(1AB) of the Income Tax Assessment Act 1936 in circumstances where the exemption conditions in section 128F of the
          Income Tax Assessment Act 1936 are not met.

AUSTRALIAN INCOME TAX

TAX NEUTRALITY

     Each trust will be structured in a manner so that, based on the opinion of
Clayton Utz, Australian tax law and the rulings and approach of the Australian
Commissioner of Taxation, and subject to certain assumptions regarding the operation of the trusts, neither the trusts nor the issuer trustee, in its capacity as trustee of the trusts (as an unconsolidated entity), will be liable for any Australian income tax.

CONSOLIDATION

     In general terms, a consolidated or consolidatable group for income tax purposes consists of a head company and all companies or trusts that are wholly-owned Australian subsidiaries of the head company. If 100% of the units in a trust are owned by the Commonwealth Bank group, that trust may be consolidated as part of that group.

     The consolidation measures contain specific rules dealing with the allocation of the liability of group members in respect of the tax-related liabilities of the group.

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     The Class A Capital Unit in each trust will be held by CU Securitisation
Services Pty Limited. CU Securitisation Services Pty Limited is an entity which is unrelated to the Commonwealth Bank group and accordingly no trust should be a consolidatable entity with respect to the consolidated Commonwealth Bank group.

THIN CAPITALIZATION

     In general terms, the Australian thin capitalization rules could apply to the trusts to deny a deduction for those trusts for some of their interest expenses if the relevant requirements are met.

     However, the Australian thin capitalization measures have no application to bona fide securitization vehicles (referred to in the legislation as SPECIAL
PURPOSE ENTITIES).

     The trusts would fall within the exemption for special purpose entities, provided that each trust is an "insolvency remote special purpose entity". The present structure is designed to achieve such "insolvency remote special purpose entity" status. In this regard, the thin capitalization measures should not apply to the trusts.

     If, notwithstanding the above, the thin capitalization measures were to apply to the trusts in a manner that denied interest deductions that would otherwise have been allowable, there would be increased tax net income. However, the tax neutrality of the trusts would be preserved as the Income Unitholder would be presently entitled to such income.

AUSTRALIAN GOODS AND SERVICES TAX

     Goods and services tax is payable by all entities which make "taxable supplies". A supply of goods, services or any other thing could be a taxable supply where, amongst other things, the supply is connected with Australia and is made in the course of an enterprise by an entity who is registered or required to be registered for GST in Australia. However, a supply would not be taxable where it falls within a category of "GST-free" or "input taxed"
supplies.

     If an entity, such as the issuer trustee, makes any taxable supply, it will have to pay goods and services tax equal to 1/11th of the total consideration for that supply. However, if the supply by the issuer trustee is:

     o    "GST-free", the issuer trustee does not have to remit goods and services tax on the supply and can obtain input tax credits for goods and services tax included in the consideration provided for acquisitions relating to the making of this supply; or

     o    "input taxed", which includes financial supplies, the issuer trustee does not have to remit goods and services tax on the supply, but may not be able to claim input tax credits for goods and services tax included in the consideration provided for acquisitions relating to the making of this supply, unless the acquisitions are eligible for a reduced input tax credit.

     On the basis of the current goods and services tax legislation and regulations, in the opinion of Clayton Utz, the issue of the offered notes and the payment of interest or principal on the offered notes to you will not involve taxable supplies.

                                      102

     It is expected that the issuer trustee, in its capacity as trustee of each trust, would mainly make input taxed "financial supplies". As such, it may be restricted in its ability to claim full input tax credits on behalf of the trusts for acquisitions of taxable supplies it makes in its capacity as the trustee of the trusts. However, to the extent that the issue trustee makes supplies (e.g., issues notes) to non-residents of Australia that are not in
Australia, it may also make GST-free supplies. If the issuer trustee makes
GST-free supplies, this could increase the Issuer Trustee's ability to claim input tax credits where these supplies would otherwise have been made to
Australian residents and input taxed.

     The services which are provided to the issuer trustee are expected to be taxable supplies for goods and services tax purposes. Where this is the case, it will be the service provider who is liable to pay goods and services tax in respect of that supply. The service provider must either rely on a contractual provision to increase the consideration to recoup the amount of that goods and services tax from the issuer trustee or otherwise negotiate a price that takes account of the goods and services tax payable. Under the series supplement for a series, the issuer trustee's fee for that series will only be able to be increased by reference to the issuer trustee's goods and services tax liability, if any, if:

     o    there is a significant change in the goods and services tax legislation (including a change in the rate of goods and services tax);

     o    the issuer trustee and the manager agree or, failing agreement, the issuer trustee's goods and services tax liability is determined by an expert; and

     o    each rating agency confirms in writing that the increase will not result in the reduction, qualification or withdrawal of the credit rating of any offered notes or redraw bonds.

     The manager and the servicer may agree to adjust the manager's fee and the servicer's fee provided that the adjustment will not result in the reduction, qualification or withdrawal of the credit rating of any offered notes or redraw bonds.

     If amounts payable by the issuer trustee are consideration for a taxable supply under the goods and services tax legislation, the issuer trustee may be restricted in its ability to claim an input tax credit for the goods and services tax included in the consideration.

     However, the issuer trustee may be entitled to a reduced input tax credit for some of the supplies made to the issuer trustee by service providers where the acquisition relates to the making of input taxed financial supplies by the issuer trustee (such as the issue of the offered notes). Where available, the amount of the reduced input tax credit is currently 75% of the goods and services tax which is payable by the service provider on the taxable supplies made to the issuer trustee. Furthermore, some supplies made to the issuer trustee by service providers may not give rise to any input tax credits.

     Where the issuer trustee is not entitled to claim full input tax credits for its acquisitions from service providers, this would affect the total expenses of the trust and the funds available to the trust to pay you.

     The goods and services tax may increase the cost of repairing or replacing damaged properties offered as security for housing loans. However, it is a condition of each originator's loan

                                      103

contract and mortgage documentation that the borrower must maintain full replacement value property insurance at all times during the loan term.

     The goods and services tax legislation, in certain circumstances, could treat the issuer trustee as making a taxable supply if it enforces a security by selling the mortgaged property and applying the proceeds of sale to satisfy the housing loan. In such a case, the issuer trustee would have to account for goods and services tax out of the sale proceeds, with the result that the remaining sale proceeds may be insufficient to cover the unpaid balance of the related loan. However, the general position is that a sale of residential property is an input taxed supply for goods and services tax purposes and so the enforced sale of property which secures the housing loans will generally not be treated as a taxable supply.

     As an exception, the issuer trustee may still have to account for goods and services tax out of the proceeds of sale recovered when a housing loan is enforced where the borrower carries on an enterprise which is registered for goods and services tax purposes, uses the mortgaged property as an asset of its enterprise and any of the following are relevant:

     o    the property can no longer be used as a residence; or

     o    the property is used as commercial residential premises such as a hostel or boarding house; or

     o    the borrower is the first vendor of the property--the borrower built the property and the property was not used for residential accommodation before December 2, 1998 and has not been used for leasing or similar activities or residential premises for at least 5 years since being built; or

     o    the borrower has undertaken substantial renovation of the property since December 2, 1998; or

     o    the property is not residential premises to be used predominantly for residential accommodation.

     Any reduction as a result of goods and services tax in the amount recovered by the issuer trustee when enforcing the housing loans could decrease the funds available to the trust to pay you to the extent not covered by the mortgage insurance policies. The extent to which the issuer trustee is able to recover an amount on account of the goods and services tax, if any, payable on the proceeds of sale in the circumstances described in this section, will depend on the terms of the related mortgage insurance policy.

OTHER AUSTRALIAN TAXES

     In the opinion of Clayton Utz, subject to the assumptions and qualifications contained in the formal Clayton Utz opinion on this subject, no stamp, issue, registration or similar taxes are payable in Australia in connection with the issue of the offered notes other than nominal duty payable in relation to the execution of certain transaction documents. Furthermore, a transfer of, or agreement to transfer, notes executed outside of Australia will not be subject to Australian stamp duty.

                                      104

                  ENFORCEMENT OF FOREIGN JUDGMENTS IN AUSTRALIA

     Each of Securitisation Advisory Services Pty Limited and Perpetual Trustee
Company Limited is an Australian company registered with limited liability under the Australian Corporations Act 2001. Any final and conclusive judgment of any
New York State or United States Federal Court sitting in the Borough of
Manhattan in the City of New York having jurisdiction under New York law in respect of an obligation of either Securitisation Advisory Services Pty Limited or Perpetual Trustee Company Limited in respect of a note, which is for a fixed sum of money and which has not been stayed or satisfied in full, would be enforceable by action by the judgment creditor against either Securitisation
Advisory Services Pty Limited or Perpetual Trustee Company Limited, as
applicable, in the courts of the relevant Australian jurisdiction without a re-examination of the merits of the issues determined by the proceedings in the
New York State or United States Federal Court, as applicable, unless:

     o    the proceedings in the New York State or United States Federal Court,
          as applicable, involved a denial of the principles of natural justice;

     o    the judgment is contrary to the public policy of the relevant
          Australian jurisdiction;

     o    judgment was obtained by fraud or duress or was based on a clear mistake of fact;

     o    the judgment is a penal or revenue judgment;

     o    there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment of the New York State or United States Federal Court, as applicable;
          or

     o    the judgment is one in respect of which the Australian Commonwealth
          Attorney-General has made a declaration or order under the Australian
          Foreign Proceedings (Excess of Jurisdiction) Act 1984.

     A judgment by a court may be given in some cases only in Australian dollars. Each of Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited expressly submits to the jurisdiction of any New York
State and United States Federal Courts sitting in the Borough of Manhattan in the City of New York for the purpose of any suit, action or proceeding arising out of this offering. Securitisation Advisory Services Pty Limited has appointed
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, New York 10022,
as its agent upon whom process may be served in any such action. Perpetual
Trustee Company Limited has appointed CT Corporation, 111 Eighth Avenue, New
York, NY 10011, USA, as its agent upon whom process may be served in any such action.

     All of the directors and executive officers of Securitisation Advisory
Services Pty Limited, and certain experts named in this prospectus, reside outside the United States in the Commonwealth of Australia. Substantially all or
a substantial portion of the assets of all or many of such persons are located outside the United States. As a result, it may not be possible for holders of the offered notes to effect service of process within the United States upon such persons or to enforce against them judgments obtained in United States courts predicated upon the civil liability provisions of federal securities laws of the United States. Securitisation Advisory Services Pty Limited and Perpetual
Trustee Company Limited have been advised by Clayton Utz, that, based on the

                                      105

restrictions discussed in this section, there is doubt as to the enforceability in the Commonwealth of Australia, in actions for enforcement of judgments of
United States courts, of civil liabilities predicated upon the federal securities laws of the United States.

     The prospectus supplement for a series will specify any additional or different considerations in relation to the enforcement of foreign judgments in
Australia in relation to that series or any changes to the above analysis as a result of changes in Australian laws or in the interpretation of those laws.

                            PROCEEDINGS IN AUSTRALIA

     Generally, Australian courts will not entertain an action for the enforcement, directly or indirectly, of a penal, revenue or other public law of a foreign state. Accordingly, there is doubt as to the enforceability of the
Federal securities laws of the United States by original action in the courts of the Commonwealth of Australia.

     A holder of the offered notes could commence proceedings against Perpetual
Trustee Company Limited in the Supreme Court of the Australian Capital Territory
for moneys due but unpaid on the offered notes held by that holder by issuing process out of that Court and serving that process at the registered office in
Australia of Perpetual Trustee Company Limited.

     In any such proceedings, the holder of the offered notes could claim in the currency of denomination of the offered notes held by that holder. There is
Australian common law precedent for judgments in a currency other than
Australian dollars.

     Procedurally, a foreign holder commencing any such court proceedings will be in the same position in respect of the conduct of those proceedings as would an Australian resident holder of offered notes commencing the same proceedings, except that the foreign holder should expect a claim by Perpetual Trustee
Company Limited for security for costs.

                        EXCHANGE CONTROLS AND LIMITATIONS

     The prospectus supplement for a series will specify any Australian foreign exchange controls and limitations that apply to payments by an Australian resident.

                              ERISA CONSIDERATIONS

     Subject to the considerations discussed in this section and in the prospectus supplement for a series, the offered notes are eligible for purchase by employee benefit plans.

     Section 406 of the Employee Retirement Income Security Act of 1974, as
amended, ERISA, and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh plans and any entity deemed to hold the "plan assets" of the foregoing (each, a BENEFIT PLAN) from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons"
under the Code with respect to these Benefit Plans. A violation of these
"prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons or the fiduciaries of the Benefit Plan. Title I of ERISA also imposes certain duties on fiduciaries of a Benefit Plan subject to ERISA including those of loyalty and prudence.

                                      106

     Some transactions involving the purchase, holding or transfer of the offered notes might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased offered notes if assets of the trust were deemed to be assets of a Benefit Plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a Benefit Plan for the purposes of
ERISA and the Code only if the Benefit Plan acquires an "equity interest" in the trust and none of the exceptions to plan assets contained in the regulation are applicable. An equity interest is defined under the regulation as an interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is no specific guidance in the regulation regarding whether a principal charge-off feature under the circumstances described herein would constitute a
"substantial equity feature", the regulation does state that an instrument will not fail to be treated as indebtedness merely because it has certain equity features, such as additional variable interest or conversion rights, that are incidental to the instrument's primary fixed obligation. Although there can be no assurances in this regard, assuming the offered notes constitute debt for local law purposes, it appears, at the time of their issuance that the offered notes should not be treated as an equity interest for purposes of the regulation. The debt characterization of the offered notes for ERISA purposes could change after their issuance (i.e. they could be treated as equity) if the trust incurs losses or the rating of the offered notes changes. This risk of recharacterization is enhanced for notes that are subordinated to other classes of securities.

     However, without regard to whether the offered notes are treated as an equity interest for these purposes, the acquisition or holding of the offered notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the corresponding trust, the issuer trustee, the servicer, the manager, the note trustee, the originator, the custodian, any holder of 50% or more of any equity interests in the trust, any of the swap providers, the underwriters or the security trustee is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are:

     o    Prohibited Transaction Class Exemption 96-23, regarding transactions effected by "in-house asset managers";

     o    Prohibited Transaction Class Exemption 90-1, regarding investments by insurance company pooled separate accounts;

     o    Prohibited Transaction Class Exemption 95-60, regarding transactions effected by "insurance company general accounts";

     o    Prohibited Transaction Class Exemption 91-38, regarding investments by bank collective investment funds; and

     o    Prohibited Transaction Class Exemption 84-14, regarding transactions effected by "qualified professional asset managers."

     In addition to the class exemptions listed above, the Pension Protection
Act of 2006 provides a statutory exemption under Section 408(b)(17) of ERISA and
Section 4975(d)(20) of the Code for prohibited transactions between a Benefit
Plan and a person or entity that is a party in interest to such Benefit Plan solely by reason of providing services to the Benefit Plan (other than a party in

                                      107

interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the Benefit Plan involved in the transaction), provided that there is adequate consideration for the transaction.

     There can be no assurance that any of the exemptions referenced above, or any other exemption, will be available with respect to any transaction involving the offered notes. By your acquisition of an offered note, you shall be deemed to represent and warrant that either (x) you are not a Benefit Plan or any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code or (y) your purchase and holding of the offered note will not result in a non-exempt prohibited transaction under Section 406 of
ERISA, Section 4975 of the Code or any substantially similar applicable law.

     Employee benefit plans that are governmental plans, as defined in Section
3(32) of ERISA, certain church plans, as defined in Section 3(33) of ERISA, and foreign plans are not subject to ERISA requirements, but may be subject to state or other laws that are substantially similar to ERISA or the Code.

     If you are a plan fiduciary considering the purchase of any of the offered notes, you should consult your tax and legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

     The prospectus supplement for a series will specify any additional or different ERISA considerations for that series.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The SEC allows the manager, as depositor, to "incorporate by reference" the information filed with the SEC by the manager, as depositor, under Section
13(a), 13(c), 14 or 15(d) of the Exchange Act, that relates to any trust relating to the offered notes. This means that the manager, as depositor, can disclose important information to any investor by referring the investor to these documents. The information incorporated by reference is an important part of this prospectus, and information filed by the manager, as depositor, with the
SEC that relates to a trust will automatically update and supersede this information. Documents that may be incorporated by reference with respect to a particular series of offered notes include, as applicable, an insurer's financials, a certificate policy, mortgage pool policy, computational materials, collateral term sheets, certain material transaction documents and amendments thereto, other documents on Form 8-K and Section 13(a), 13(c), 14 or 15(d) of
Exchange Act as may be required in connection with the related trust.

     The manager, as depositor, will provide or cause to be provided without charge to each person to whom this prospectus and accompanying prospectus supplement is delivered in connection with the offering of one or more classes of the offered notes, upon written or oral request of that person, a copy of any or all reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of the classes of the related offered notes, other than the exhibits to those documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to: Securitisation Advisory Services Pty Limited, C/-
Commonwealth Bank of Australia, 599 Lexington Avenue, New York, NY 10022,
Attention: Executive Vice President, Head of North America Phone (212) 848 9241.

                                      108

     The manager may provide static pool information, in response to Item 1105 of Regulation AB, through an internet web site, and if the manager decides to provide information through such means, the applicable prospectus supplement accompanying this prospectus will disclose the specific internet address where such information is posted.

                         LEGAL INVESTMENT CONSIDERATIONS

     The offered notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 under United
States Federal law, because the originator of the housing loans was not subject to United States state or federal regulatory authority. Accordingly, some U.S.
institutions with legal authority to invest in comparably rated securities based on such housing loans may not be legally authorized to invest in the offered notes. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by any regulatory authorities. You are urged to consult with your counsel concerning the status of the offered notes as legal investments for you.

                              AVAILABLE INFORMATION

     The manager, as depositor and each issuing entity are subject to some of the information requirements of the Exchange Act, and, accordingly, each issuing entity will file reports thereunder with the SEC. The registration statement and the exhibits thereto, and reports and other information filed by the manager, as depositor and each issuing entity with the SEC pursuant to the Exchange Act can be read and copied at the SEC's Public Reference Room at 100 F Street, N.E.,
Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the
SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. For purposes of any electronic version of this prospectus, the preceding uniform resource locator, or URL, is an inactive textual reference only. Steps have been taken to ensure that this URL reference was inactive at the time the electronic version of this prospectus was created.

     Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the underwriter will promptly deliver, or cause to be delivered, without charge, to the investor a paper copy of the prospectus supplement and prospectus.

     See "Description of the Offered Notes--Reports to Noteholders" in the
prospectus supplement.

                              RATINGS OF THE NOTES

     Any class of notes of a series offered by this prospectus and the corresponding prospectus supplement will be:

     o    rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the issuer trustee; and

                                      109

     o    identified in the prospectus supplement in one of the rating agency's four highest rating categories which are referred to as investment grade.

     The security ratings of the notes should be evaluated independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date.

     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
Each rating should be evaluated independently of similar ratings on different securities.

                              PLAN OF DISTRIBUTION

     The issuer trustee may sell the offered notes in any of three ways:

     o    through underwriters or dealers;

     o    directly to a limited number of purchasers or to a single purchaser;
          or

     o    through agents.

     The prospectus supplement for a series will set for the terms of the offering of that series of offered notes including:

     o    the name or names of any underwriters, dealers or agents;

     o    the purchase price of the offered notes and the proceeds to the issuer trustee from the sale;

     o    any underwriting discounts and other items constituting underwriters'
          compensation; and

     o    any discounts and commissions allowed or paid to dealers.

     Any initial public offering prices and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     If so specified in the prospectus supplement for a series, the issuer trustee, the manager or any of their affiliates may purchase or retain some or all of one or more classes of notes of the series. The purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and that prospectus supplement, some or all of the notes so purchased directly, through one or more underwriters to be designated at the time of the offering of the notes or through broker-dealers acting as agent and/or principal. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. In addition, the issuer trustee, the manager or one of their affiliates may pledge notes retained or purchased by the issuer trustee in connection with borrowings or use them in repurchase transactions.

                                      110

     If any offered notes of any series are sold through underwriters, the prospectus supplement will describe the nature of the obligation of the underwriters to purchase the notes. The offered notes may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more underwriting firms acting alone. The underwriter or underwriters for a particular underwritten offering of offered notes will be named in the prospectus supplement relating to that offering, and, if an underwriting syndicate is used, the managing underwriter or underwriters will be set forth on the cover of the prospectus supplement. The obligation of the underwriters to purchase any offered notes of the related series will be subject to various conditions precedent, and the underwriters will be obligated to purchase all of the offered notes if any are purchased.

     Underwriters and agents who participate in the distribution of a series of offered notes may be entitled under agreements which may be entered into by the issuer trustee to indemnification by the issuer trustee against specific liabilities, including liabilities under the Securities Act, as amended, or to contribution for payments which the underwriters or agents may be required to make under the terms of the agreements.

     The prospectus supplement for any series of offered notes offered other than through the underwriters will contain information regarding the nature of the offering and any agreements to be entered into between the issuer trustee and dealers for the offered notes of that series.

     Affiliates of the manager, including Commonwealth Bank, may act as agents or underwriters in connection with the sale of a series of offered notes.
Securities sold, offered or recommended by Securitisation Advisory Services Pty
Limited, are not deposits, are not insured by the Federal Deposit Insurance
Corporation, are not guaranteed by, and are not otherwise obligations of,
Securitisation Advisory Services Pty Limited, and involve investment risks, including the possible loss of principal.

     Any affiliate of the issuer trustee or the manager acting as agent or underwriter in connection with the sale of a series of notes will be named, and its affiliation with the issuer trustee or the manager described, in the prospectus supplement. For underwritten offerings, any of these affiliates not named in the prospectus supplement will not be parties to the related underwriting agreement, will not be purchasing the related offered notes from the issuer trustee and will have no direct or indirect participation in the underwriting of the notes, although the affiliates may participate in the distribution of the offered notes under circumstances entitling it to a dealer's commission. An affiliate of the issuer trustee or the manager may act as a placement agent for offered notes not offered through underwriters. If an affiliate does act as placement agent on behalf of the issuer trustee in the sale of offered notes, it will receive a selling commission which will be disclosed in the prospectus supplement. To the extent permitted by law, affiliates of the issuer trustee or the manager may purchase notes acting as principal.

     The issuer trustee anticipates that the offered notes will be sold to institutional and retail investors. Purchasers of offered notes, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with re-offers and sales by them of offered notes. Offered noteholders should consult with their legal advisors in this regard prior to any re-offer or sale.

     There is currently no secondary market for the offered notes. The issuer trustee does not intend to make a secondary market for the offered notes. There can be no assurance that a

                                      111

secondary market for the offered notes will develop or, if it does develop, that it will continue. The issuer trustee may list the offered notes on a national or foreign stock exchange.

                                  LEGAL MATTERS

     Mayer, Brown, Rowe & Maw LLP, New York, New York, will pass upon some legal matters with respect to the offered notes, including the material U.S. federal income tax matters, for Commonwealth Bank and Securitisation Advisory Services
Pty Limited. Clayton Utz, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the offered notes for Commonwealth Bank and Securitisation Advisory Services Pty Limited.

                                      112

                                    GLOSSARY

Capitalized terms in this prospectus have the meaning set out below unless, in relation to a particular series, they are given a different meaning in the prospectus supplement for that series.

ACCRUED INTEREST ADJUSTMENT      in relation to a series, the amount of interest
                                 accrued on the housing loans of that series
                                 for, and any fees in relation to the housing
                                 loans falling due for payment during, the
                                 period commencing on and including the date on
                                 which interest is debited to the relevant
                                 housing loan accounts by the servicer for that
                                 housing loan immediately prior to the cut-off
                                 date for those housing loans and ending on but
                                 excluding the closing date for those housing
                                 loans and any accrued interest and fees due but
                                 unpaid in relation to the housing loan prior to
                                 the date that interest is debited to the
                                 relevant housing loan accounts.

ACQUIRING TRUST                  see page 5.

ADJUSTMENT ADVANCE               in relation to Assigned Assets and an
                                 Assignment Date, an amount, as determined by
                                 the manager and specified in the corresponding
                                 Transfer Proposal, not exceeding an amount
                                 equal to the accrued and unpaid interest in
                                 respect of the Assigned Assets (less any
                                 accrued and unpaid costs and expenses in
                                 respect of the Assigned Assets) during the
                                 period up to (but not including) that
                                 Assignment Date.

ADVERSE EFFECT                   any event which, determined by the manager
                                 unless specifically provided otherwise,
                                 materially and adversely affects the amount or
                                 timing of any payment due to any noteholder or
                                 redraw bondholder.

ASSIGNED ASSETS                  in relation to a Transfer Proposal and a
                                 Disposing Trust, the issuer trustee's entire
                                 right, title and interest (including the
                                 beneficial interest of each unitholder in
                                 relation to the Disposing Trust) as trustee of
                                 the Disposing Trust in:

                                 o    the assets of the Disposing Trust insofar
                                      as they relate to the housing loans
                                      referred to in that Transfer Proposal; and

                                 o    unless otherwise specified in that
                                      Transfer Proposal, the benefit of all
                                      representations and warranties given to
                                      the Trustee by the originator of the
                                      housing loans referred to in that Transfer
                                      Proposal, the servicer or any other person
                                      in relation to those assets.

                                      113

ASSIGNMENT DATE                  in relation to a Transfer Proposal, the date
                                 specified as such in that Transfer Proposal on
                                 which the housing loans are transferred from
                                 the Disposing Trust to the Acquiring Trust.

AUSTRALIAN CONSUMER CREDIT       the Consumer Credit Code set out in the
CODE                             Appendix to the Consumer Credit (Queensland)
                                 Act 1994, as amended by the Consumer Credit
                                 (Queensland) Amendment Act 1998, as in force or
                                 applied as a law of any jurisdiction in
                                 Australia.

AUTHORIZED SHORT-TERM            see page 44.
INVESTMENTS

BUSINESS DAY                     any day on which banks are open for business in
                                 Sydney, New York City and London which is also
                                 a TARGET Settlement Day other than a Saturday,
                                 a Sunday or a public holiday in Sydney, New
                                 York City or London.

CLEARSTREAM, LUXEMBOURG          see page 25.

DISPOSING TRUST                  see page 5.

DTC                              see page 24.

ELIGIBLE DEPOSITORY              a financial institution which has assigned to
                                 it short term credit ratings equal to or higher
                                 than A-1 by Standard & Poor's, F1 by Fitch
                                 Ratings and P-1 by Moody's and includes the
                                 servicer to the extent that:

                                 o    it is rated in this manner; or

                                 o    the rating agencies confirm that the
                                      rating of the servicer at a lower level
                                      will not result in a reduction,
                                      qualification or withdrawal of the ratings
                                      given by the rating agencies to the notes
                                      and any redraw bonds of the series.

ELIGIBLE TRUST CORPORATION       any person eligible for appointment as an
                                 institutional trustee under an indenture to be
                                 qualified pursuant to the Trust Indenture Act
                                 of 1939 of the United States of America as
                                 prescribed in section 310(a) of the Trust
                                 Indenture Act.

EUROCLEAR                        see page 25.

                                      114

EXTRAORDINARY RESOLUTION         in relation to Voting Secured Creditors or a
                                 class of Voting Secured Creditors means a
                                 resolution passed at a duly convened meeting of
                                 the Voting Secured Creditors or a class of
                                 Voting Secured Creditors under the security
                                 trust deed by a majority consisting of not less
                                 than 75% of the votes of such Voting Secured
                                 Creditors or their representatives present and
                                 voting or, if a poll is demanded, by such
                                 Voting Secured Creditors holding or
                                 representing between them Voting Entitlements
                                 comprising in aggregate not less than 75% of
                                 the aggregate number of votes comprised in the
                                 Voting Entitlements held or represented by all
                                 the persons present and voting at the meeting
                                 or a written resolution signed by all the
                                 Voting Secured Creditors or the class of Voting
                                 Secured Creditors, as the case may be.

FAIR MARKET VALUE                in relation to a housing loan means the fair
                                 market value for that housing loan determined
                                 by Commonwealth Bank's external auditors and
                                 which value reflects the performing or
                                 non-performing status, as determined by the
                                 servicer, of that housing loan and any benefit
                                 which the intended purchaser will have in
                                 respect of such housing loan under any relevant
                                 support facility. If the price offered to the
                                 issuer trustee in respect of a housing loan is
                                 equal to, or more than the principal
                                 outstanding plus accrued interest in respect of
                                 that housing loan, the issuer trustee is
                                 entitled to assume that this price represents
                                 the Fair Market Value in respect of that
                                 housing loan.

FITCH RATINGS                    Fitch Australia Pty Ltd, ABN 93 081 339 184.

INSOLVENCY EVENT                 means, in relation to:

                                 o    the issuer trustee in its capacity as
                                      trustee of a trust, the occurrence of any
                                      of the following events in relation to the
                                      issuer trustee in that capacity (and not
                                      in any other capacity):

                                      o    an application is made and not
                                           dismissed or stayed on appeal within
                                           30 days or an order is made that the
                                           issuer trustee be wound up or
                                           dissolved;

                                      o    an application for an order is made
                                           and not dismissed or stayed on appeal
                                           within 30 days appointing a
                                           liquidator, a provisional liquidator,
                                           a receiver or a receiver and manager
                                           in respect of the issuer trustee or
                                           one of them is appointed;

                                      115

                                      o    except on terms approved by the
                                           security trustee, the issuer trustee
                                           enters into, or resolves to enter
                                           into, a scheme of arrangement, deed
                                           of company arrangement or composition
                                           with, or assignment for the benefit
                                           of, all or any class of its
                                           creditors, or it proposes a
                                           reorganization, moratorium or other
                                           administration involving any of them;

                                      o    the issuer trustee resolves to wind
                                           itself up, or otherwise dissolve
                                           itself, or gives notice of intention
                                           to do so, except to reconstruct or
                                           amalgamate while solvent on terms
                                           approved by the security trustee or
                                           is otherwise wound up or dissolved;

                                      o    the issuer trustee is or states that
                                           it is unable to pay its debts when
                                           they fall due;

                                      o    as a result of the operation of
                                           section 459(1) of the Australian
                                           Corporations Act 2001, the issuer
                                           trustee is taken to have failed to
                                           have complied with a statutory
                                           demand;

                                      o    the issuer trustee is or makes a
                                           statement from which it may be
                                           reasonably deduced by the security
                                           trustee that the issuer trustee is,
                                           the subject of an event described in
                                           section 459C(2)(b) or section 585 of
                                           the Australian Corporations Act 2001;

                                      o    the issuer trustee takes any step to
                                           obtain protection or is granted
                                           protection from its creditors, under
                                           any applicable legislation or an
                                           administrator is appointed to the
                                           issuer trustee or the board of
                                           directors of the issuer trustee
                                           propose to appoint an administrator
                                           to the issuer trustee or the issuer
                                           trustee becomes aware that a person
                                           who is entitled to enforce a charge
                                           on the whole or substantially the
                                           whole of the issuer trustee's
                                           property proposes to appoint an
                                           administrator to the issuer trustee;
                                           or

                                      o    anything analogous or having a
                                           substantially similar effect to any
                                           of the events specified above happens
                                           under the law of any applicable
                                           jurisdiction; and

                                      116

                                 o    any other body corporate and the issuer
                                      trustee in its personal capacity, each of
                                      the following events:

                                      o    an order is made that the body
                                           corporate be wound up;

                                      o    a liquidator, provisional liquidator,
                                           controller or administrator is
                                           appointed in respect of the body
                                           corporate or a substantial portion of
                                           its assets whether or not under an
                                           order;

                                      o    except to reconstruct or amalgamate
                                           on terms reasonably approved by the
                                           issuer trustee (or in the case of a
                                           reconstruction or amalgamation of the
                                           issuer trustee in its personal
                                           capacity or the security trustee, on
                                           terms reasonably approved by the
                                           manager), the body corporate enters
                                           into, or resolves to enter into, a
                                           scheme of arrangement, deed of
                                           company arrangement or composition
                                           with, or assignment for the benefit
                                           of, all or any class of its
                                           creditors;

                                      o    the body corporate resolves to wind
                                           itself up, or otherwise dissolve
                                           itself, or gives notice of its
                                           intention to do so, except to
                                           reconstruct or amalgamate on terms
                                           reasonably approved by the issuer
                                           trustee (or in the case of a
                                           reconstruction or amalgamation of the
                                           issuer trustee in its personal
                                           capacity or the security trustee,
                                           except on terms reasonably approved
                                           by the manager) or is otherwise wound
                                           up or dissolved;

                                      o    the body corporate is or states that
                                           it is insolvent;

                                      o    as a result of the operation of
                                           section 459F(1) of the Australian
                                           Corporations Act 2001, the body
                                           corporate is taken to have failed to
                                           comply with a statutory demand;

                                      o    the body corporate takes any step to
                                           obtain protection or is granted
                                           protection from its creditors, under
                                           any applicable legislation;

                                      117

                                      o    any writ of execution, attachment,
                                           distress or similar process is made,
                                           levied or issued against or in
                                           relation to a substantial portion of
                                           the body corporate's assets and is
                                           not satisfied or withdrawn or
                                           contested in good faith by the body
                                           corporate within 21 days; or

                                      o    anything analogous or having a
                                           substantially similar effect to any
                                           of the events specified above happens
                                           under the law of any applicable
                                           jurisdiction.

INVESTED AMOUNT                  in relation to a note or any redraw bond, the
                                 principal amount of that note or redraw bond
                                 upon issue less the aggregate of all principal
                                 payments made on that note or redraw bond.

ISSUER TRUSTEE DEFAULT           means:

                                 o    the issuer trustee fails within 20 Sydney
                                      business days, or such longer period as
                                      the manager may agree to, after notice
                                      from the manager to carry out or satisfy
                                      any material duty or obligation imposed on
                                      the issuer trustee by the master trust
                                      deed or any other transaction document in
                                      respect of a Medallion Program trust
                                      established under the master trust deed;

                                 o    an Insolvency Event occurs with respect to
                                      the issuer trustee in its personal
                                      capacity;

                                 o    the issuer trustee ceases to carry on
                                      business;

                                 o    the issuer trustee merges or consolidates
                                      into another entity, unless approved by
                                      the manager, which approval will not be
                                      withheld if, in the manager's reasonable
                                      opinion, the commercial reputation and
                                      standing of the surviving entity will not
                                      be less than that of the issuer trustee
                                      prior to such merger or consolidation, and
                                      unless the surviving entity assumes the
                                      obligations of the issuer trustee under
                                      the transaction documents in respect of a
                                      Medallion Program trust established under
                                      the master trust deed; or

                                      118

                                 o    there is a change in the ownership of 50
                                      per cent or more of the issued equity
                                      share capital of the issuer trustee from
                                      the position as at the date of the master
                                      trust deed, or effective control of the
                                      issuer trustee alters from the position as
                                      at the date of the master trust deed,
                                      unless in either case approved by the
                                      manager, which approval will not be
                                      withheld if, in the manager's reasonable
                                      opinion, the change in ownership or
                                      control of the issuer trustee will not
                                      result in a lessening of the commercial
                                      reputation and standing of the issuer
                                      trustee.

MANAGER DEFAULT                  means:

                                 o    an Insolvency Event occurs in relation to
                                      the manager;

                                 o    the manager does not instruct the issuer
                                      trustee to pay the required amounts to the
                                      noteholders within the time periods
                                      specified in the relevant series
                                      supplement and that failure is not
                                      remedied within 10 Business Days, or such
                                      longer period as the issuer trustee may
                                      agree, of notice of failure being
                                      delivered to the manager by the issuer
                                      trustee;

                                 o    the manager does not prepare and transmit
                                      to the issuer trustee the monthly or
                                      quarterly certificates or any other
                                      reports required to be prepared by the
                                      manager and such failure is not remedied
                                      within 10 Business Days, or such longer
                                      period as the issuer trustee may agree, of
                                      notice being delivered to the manager by
                                      the issuer trustee. However, such a
                                      failure by the manager does not constitute
                                      a Manager Default if it is as a result of
                                      a Servicer Default referred to in the
                                      second paragraph of the definition of that
                                      term provided that, if the servicer
                                      subsequently provides the information to
                                      the manager, the manager prepares and
                                      submits to the issuer trustee the
                                      outstanding monthly or quarterly
                                      certificates or other reports within 10
                                      Business Days, or such longer period as
                                      the issuer trustee may agree to, of
                                      receipt of the required information from
                                      the servicer;

                                      119

                                 o    any representation, warranty,
                                      certification or statement made by the
                                      manager in a transaction document or in
                                      any document provided by the manager under
                                      or in connection with a transaction
                                      document proves to be incorrect when made
                                      or is incorrect when repeated, in a manner
                                      which as reasonably determined by the
                                      issuer trustee has an Adverse Effect and
                                      is not remedied to the issuer trustee's
                                      reasonable satisfaction within 60 Business
                                      Days of notice to the manager by the
                                      issuer trustee; or

                                 o    the manager has breached its other
                                      obligations under a transaction document
                                      or any other deed, agreement or
                                      arrangement entered into by the manager
                                      under the master trust deed and relating
                                      to the trust or the notes or any redraw
                                      bonds, other than an obligation which
                                      depends upon information provided by, or
                                      action taken by, the servicer and the
                                      servicer has not provided the information
                                      or taken the action, and that breach has
                                      had or, if continued, will have an Adverse
                                      Effect as reasonably determined by the
                                      issuer trustee, and either:

                                      o    such breach is not remedied so that
                                           it no longer has or will have to such
                                           an Adverse Effect, within 20 Business
                                           Days of notice delivered to the
                                           manager by the issuer trustee; or

                                      o    the manager has not within 20
                                           Business Days of receipt of such
                                           notice paid compensation to the
                                           issuer trustee for its loss from such
                                           breach in an amount satisfactory to
                                           the issuer trustee, acting
                                           reasonably.

                                 The issuer trustee must, in such notice,
                                 specify the reasons why it believes an Adverse
                                 Effect has occurred, or will occur, as the case
                                 may be.

MOODY'S                          Moody's Investors Service Inc.

OFFSHORE ASSOCIATE               see page 101.

PAYMENT MODIFICATION             see page 41.

PERFECTION OF TITLE EVENT        means:

                                      120

                                 o    the originator makes any representation or
                                      warranty under a transaction document that
                                      proves to be incorrect when made, other
                                      than a representation or warranty in
                                      respect of which damages have been paid or
                                      for which payment is not yet due, for
                                      breach, or breaches any covenant or
                                      undertaking given by it in a transaction
                                      document, and that has or, if continued
                                      will have, an Adverse Effect; and:

                                      o    the same is not satisfactorily
                                           remedied so that it no longer has or
                                           will have, an Adverse Effect, within
                                           20 Business Days of notice being
                                           delivered to the originator by the
                                           manager or the issuer trustee; or

                                      o    if the preceding paragraph is not
                                           satisfied, the originator has not
                                           within 20 Business Days of such
                                           notice paid compensation to the
                                           issuer trustee for its loss from that
                                           breach in an amount satisfactory to
                                           the issuer trustee acting reasonably.
                                           Such compensation cannot exceed the
                                           aggregate of the principal amount
                                           outstanding in respect of the
                                           corresponding housing loan and any
                                           accrued or unpaid interest in respect
                                           of the housing loan, calculated in
                                           both cases at the time of payment of
                                           the compensation.

                                 The issuer trustee must, in such notice,
                                 specify the reasons why it believes an Adverse
                                 Effect has occurred, or will occur;

                                 o    if the originator is the servicer, a
                                      Servicer Default occurs;

                                 o    an Insolvency Event occurs in relation to
                                      the originator;

                                 o    if the originator is the swap provider
                                      under a fixed rate swap or an interest
                                      rate basis cap, the originator fails to
                                      make any payment due under a swap or cap
                                      and that failure:

                                      o    has or will have an Adverse Effect as
                                           reasonably determined by the issuer
                                           trustee; and

                                       121

                                      o    is not remedied by the originator
                                           within 20 Business Days, or such
                                           longer period as the issuer trustee
                                           agrees, of notice to the originator
                                           by the manager or the issuer trustee;

                                 o    a downgrading in the long term debt rating
                                      of the originator below BBB by Standard &
                                      Poor's, Baa2 by Moody's or BBB by Fitch
                                      Ratings or such other rating in respect of
                                      the originator as is agreed between the
                                      manager, the originator and the rating
                                      agency which had assigned the relevant
                                      rating.

PERFORMING HOUSING LOANS         means in relation to a series the aggregate of
AMOUNT                           the following:

                                 o    the amount outstanding under housing loans
                                      of that series under which no payment due
                                      from the borrower has been in arrears by
                                      more than 90 days; and

                                 o    the amount outstanding under housing loans
                                      of that series under which a payment due
                                      from the borrower has been in arrears by
                                      more than 90 days and which are insured
                                      under a mortgage insurance policy.

POTENTIAL TERMINATION EVENT      means:

                                 o    as a result of the introduction,
                                      imposition or variation of any law it is
                                      or becomes unlawful for the issuer
                                      trustee, and would also be unlawful for
                                      any new issuer trustee, to carry out any
                                      of its obligations under the relevant
                                      series supplement, the master trust deed
                                      (insofar as it relates to the trust), the
                                      note trust deed, the offered notes or the
                                      security trust deed; or

                                 o    all or any part of the relevant series
                                      supplement, the master trust deed (insofar
                                      as it relates to the trust) the note trust
                                      deed, the offered notes or the security
                                      trust deed is or has become void, illegal,
                                      unenforceable or of limited force and
                                      effect.

PRIOR INTEREST                   the issuer trustee's lien over, and right of
                                 indemnification from, the assets of the trust
                                 calculated in accordance with the master trust
                                 deed for fees and expenses payable to the
                                 issuer trustee, other than the Secured Moneys
                                 and the arranging fees payable to the manager,
                                 which are unpaid, or paid by the issuer trustee
                                 but not reimbursed to the issuer trustee from
                                 the assets of the trust.

                                       122

SECURED CREDITORS                see page 53.

SECURED MONEYS                   the aggregate of all moneys owing to the
                                 security trustee or to a Secured Creditor under
                                 any of the transaction documents whether such
                                 amounts are liquidated or not or are contingent
                                 or presently accrued due, and including rights
                                 sounding in damages only, provided that the
                                 amount owing by the issuer trustee in relation
                                 to the principal component of a note or any
                                 redraw bond is to be calculated by reference to
                                 the Invested Amount of that note or redraw
                                 bond, the amount owing by the issuer trustee in
                                 relation to the principal component of the
                                 standby redraw facility will include any
                                 unreimbursed principal charge-offs in respect
                                 of the standby redraw facility.

SERVICER DEFAULT                 see page 76.

STANDARD & POOR'S                Standard & Poor's (Australia) Pty Ltd
                                 ABN 62 007 324 852.

STATED AMOUNT                    for a note or a redraw bond means:

                                 o    the principal amount of that note or
                                      redraw bond upon issue; less

                                 o    the aggregate of principal payments
                                      previously made on that note or redraw
                                      bond; less

                                 o    the aggregate of all then unreimbursed
                                      principal charge-offs on that note or
                                      redraw bond.

TARGET SETTLEMENT DAY            any day on which TARGET (the Trans-European
                                 Automated Real-time Gross Settlement Express
                                 Transfer System) is open.

TRANSFER AMOUNT                  in relation to a Transfer Proposal, means the
                                 amount specified as such in that Transfer
                                 Proposal, as determined by the manager, which
                                 must be:

                                 o    the aggregate principal outstanding of the
                                      Assigned Assets in relation to that
                                      Transfer Proposal as at close of business
                                      on the Business Day immediately preceding
                                      the cut-off date in relation to that
                                      Transfer Proposal; or

                                       123

                                 o    such other amount as is agreed between the
                                      issuer trustee and the manager provided
                                      that the manager has given written
                                      confirmation to the issuer trustee that
                                      the manager has received confirmation from
                                      each rating agency in relation to the
                                      Acquiring Trust that the transfer of the
                                      Assigned Assets in relation to that
                                      Transfer Proposal for that amount will not
                                      result in a reduction, qualification or
                                      withdrawal of any ratings then assigned by
                                      it in relation to any note or redraw bond
                                      in relation to the Acquiring Trust or the
                                      Disposing Trust.

TRANSFER PROPOSAL                a proposal from the manager to the issuer
                                 trustee given in accordance with the master
                                 trust deed, for the issuer trustee to transfer
                                 Assigned Assets from one series trust under the
                                 master trust deed to another series trust under
                                 the master trust deed.

VOTING ENTITLEMENTS              on a particular date, means the number of votes
                                 which a Voting Secured Creditor would be
                                 entitled to exercise if a meeting of Voting
                                 Secured Creditors were held on that date, being
                                 the number calculated by dividing the Secured
                                 Moneys owing to that Voting Secured Creditor by
                                 10 and rounding the resultant figure down to
                                 the nearest whole number. If the note trustee
                                 is a Voting Secured Creditor it will have a
                                 Voting Entitlement equal to the aggregate
                                 Voting Entitlement for all holders of offered
                                 notes.

                                 Secured Moneys in respect of the offered notes
                                 will be converted to Australian dollars at the
                                 exchange rates specified for this purpose in
                                 the relevant prospectus supplement or the spot
                                 rate used for the calculation of amounts
                                 payable on the early termination of the
                                 applicable currency swap, whichever produces
                                 the lowest amount in Australian dollars.

VOTING SECURED CREDITORS         means:

                                 o    for so long as the Secured Moneys of the
                                      noteholders, converted, in the case of the
                                      offered notes, to Australian dollars in
                                      the manner described in the definition of
                                      "Voting Entitlements" and any redraw
                                      bondholders are 75% or more of the then
                                      total Secured Moneys:

                                       124

                                      o    if any offered note then remains
                                           outstanding, the note trustee, or, if
                                           the note trustee has become bound to
                                           notify, or seek directions from, the
                                           offered notes or take steps and/or to
                                           proceed under the note trust deed and
                                           fails to do so when required by the
                                           note trustee and such failure is
                                           continuing, the holders of the
                                           offered notes;

                                      o    if any other senior notes remain
                                           outstanding, the other senior
                                           noteholders; and

                                      o    if any redraw bonds remain
                                           outstanding, the redraw bondholders;
                                           or

                                      o    if none of the above securities then
                                           remain outstanding, the subordinated
                                           noteholders; and

                                 o    otherwise:

                                      o    if any offered note remains
                                           outstanding, the note trustee, or, if
                                           the note trustee has become bound to
                                           take steps and/or to proceed under
                                           the note trust deed and fails to do
                                           so when required by the note trust
                                           deed and such failure is continuing,
                                           the holders of the offered notes; and

                                      o    each other then Secured Creditor
                                           other than the note trustee and the
                                           holders of the offered notes.

                                       125

================================================================================

                  SECURITISATION ADVISORY SERVICES PTY LIMITED

                        as Sponsor, Depositor and Manager

                         COMMONWEALTH BANK OF AUSTRALIA

                           as Originator and Servicer

                             [HOMEPATH PTY LIMITED]

                                  as Originator

                  [Name of any other originator(s)] [ABN [_])]

                                 [AS ORIGINATOR]

                       [PERPETUAL TRUSTEE COMPANY LIMITED]

      in its capacity as Issuer Trustee of the Medallion Trust Series [_]

                      MORTGAGE BACKED [FLOATING RATE] NOTES

                                      LOGO

                                   ----------

                              PROSPECTUS SUPPLEMENT

                                   ----------

               [JOINT] LEAD MANAGER[S] [AND [JOINT] BOOKRUNNER[S]]

[_]                                    [_]

                             [JOINT] LEAD MANAGER[S]

[_]                                    [_]

     You should rely on the information contained or incorporated in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the notes in any state where the offer is not permitted.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments and subscriptions. In addition, all dealers selling the notes will deliver a prospectus supplement and prospectus until [_].

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the notes being registered under this registration statement, other than underwriting discounts and commissions.

SEC Registration Fee..................................................   $107.00
Printing and Engraving................................................   $______
Legal Fees and Expenses...............................................   $______
Trustee Fees and Expenses.............................................   $______
Rating Agency Fees....................................................   $______
Accountants' Fees and Expenses........................................   $______
Miscellaneous Fees....................................................   $______
                                                                         -------
Total.................................................................   $
                                                                         =======

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Pursuant to Article 59 of the Articles of Association of the Registrant,
every director, agent, auditor, secretary and other officer for the time being of the Registrant shall be indemnified out of the assets of the Registrant against any liability incurred by him as such director, agent, auditor, secretary or other officer in defending any proceedings whether civil or criminal in which judgment is given in his favor or in which he is acquitted or in connection with any application under the Corporations Act in which relief is granted to him by the court in respect of any negligence, default, breach of duty or breach of trust. However, the right of indemnity against the Registrant may, in certain circumstances, be limited by the Corporations Act.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

 1.1   Form of Underwriting Agreement.*

 3.1   Memorandum of Association of Registrant (Incorporated by reference to
       Exhibit 3.1 to Registration Statement No. 333-118765).*

 3.2   Articles of Association of the Registrant (Incorporated by reference to
       Exhibit 3.2 to Registration Statement No. 333-118765).*

 4.1   Master Trust Deed (Incorporated by reference to Exhibit 4.1 to
       Registration Statement No. 333-118765)*

 4.2   Form of the Series Supplement.*

 4.3   Form of the Security Trust Deed.*

 4.4   Form of the Note Trust Deed.*

 4.5   Form of the Agency Agreement.*

 5.1   Opinion of Mayer, Brown, Rowe & Maw as to legality of the Notes.*

 8.1   Opinion of Mayer, Brown, Rowe & Maw as to certain tax matters (included in Exhibit 5.1 hereof).*

 8.2   Opinion of Clayton Utz as to certain tax matters.*

10.1   Form of the Standby Redraw Facility Agreement.*

10.2   Form of the Liquidity Facility Agreement.*

10.3   Form of the Interest Rate Swap.*

10.4   Form of the CBA Currency Swap (Incorporated by reference to Exhibit
       10.4 to Registration Statement No. 333-118765).*

10.5   Form of the Currency Swap with third party counterparty (Incorporated by reference to Exhibit 10.5 to Registration Statement No. 333-118765).*

23.1   Consent of Mayer, Brown, Rowe & Maw (included in Exhibit 5.1 hereof).*

23.2   Consent of Clayton Utz (included in Exhibit 8.2 hereof).*

24.1   Power of Attorney (included on signature pages).*

25.1   Statement of Eligibility of Note Trustee.*

99.1   Opinion of Clayton Utz as to Enforceability of U.S. Judgments under
       Australian Law.*

*    previously filed.

ITEM 17. UNDERTAKINGS.

     (a)  Rule 415 Offering: The undersigned Registrant hereby undertakes:

          (1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

               (i)   To include any prospectus required by Section 10(a)(3) of
                     the Securities Act of 1933, as amended;

               (ii)  To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which,
                     individually or in the aggregate, represent a fundamental
                     change in the information set forth in this registration
                     statement. Notwithstanding the foregoing, any increase or
                     decrease in volume of securities offered (if the total
                     dollar volume of securities offered would not exceed that
                     which was registered) and any deviation from the low or
                     high end of the estimated maximum offering range may be
                     reflected in the form of

                                      II-2

                     prospectus filed with the Commission pursuant to Rule
                     424(b) if, in the aggregate, the changes in volume and
                     price represent no more than a 20% change in the maximum
                     aggregate offering price set forth in the "Calculation of
                     Registration Fee" table in the effective registration
                     statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this
                     registration statement or any material change to such
                     information in this registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

Provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this registration statement is for an offering of asset-backed securities on
Form S-3 and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

          (2)  That, for the purpose of determining any liability under the
               Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the
               securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)  That for the purpose of determining liability under the
               Securities Act of 1933 to any purchaser:

               (i)  If the Registrant is relying on Rule 430B:

                    (A)  Each prospectus filed by the Registrant pursuant to
                         Rule 424(b)(3) shall be deemed to be part of this
                         registration statement as of the date the filed
                         prospectus was deemed part of and included in this
                         registration statement; and

                    (B)  Each prospectus required to be filed pursuant to Rule
                         424(b)(2), (b)(5), or (b)(7) as part of a registration
                         statement in reliance on Rule 430B relating to an
                         offering made pursuant to Rule 415(a)(1)(i), (vii) or
                         (x) for the purpose of providing the information
                         required by section 10(a) of the Securities Act of 1933
                         shall be deemed to be

                                      II-3

                         part of and included in this registration statement as
                         of the earlier of the date such form of prospectus is
                         first used after effectiveness or the date of the first
                         contract of sale of securities in the offering
                         described in the prospectus. As provided in Rule 430B,
                         for liability purposes of the issuer and any person
                         that is at that date an underwriter, such date shall be
                         deemed to be a new effective date of this registration
                         statement relating to the securities in this
                         registration statement to which that prospectus
                         relates, and the offering of such securities at that
                         time shall be deemed to be the initial bona fide
                         offering thereof. Provided, however, that no statement
                         made in a registration statement or prospectus that is
                         part of this registration statement or made in a
                         document incorporated or deemed incorporated by
                         reference into this registration statement or
                         prospectus that is part of this registration statement
                         will, as to a purchaser with a time of contract of sale
                         prior to such effective date, supersede or modify any
                         statement that was made in this registration statement
                         or prospectus that was part of this registration
                         statement or made in any such document immediately
                         prior to such effective date.

               (ii) If the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as a part of a registration
                    statement relating to an offering, other than registration statements relying on 430B or other than prospectuses filed in reliance of 430A, shall be deemed to be part of and
                    included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus
                    that is part of the registration statement or made in a
                    document incorporated or deemed incorporated by reference
                    into the registration statement or the prospectus that is
                    part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use,
                    supersede or modify any statement that was made in the
                    registration statement or prospectus that was part of the
                    registration statement or made in such document immediately prior to such date of first use.

          (5)  That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

               The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned

                                      II-4

               Registrant will be a seller to the purchaser and will be
               considered to offer or sell such securities to such purchaser:

               (i)   Any preliminary prospectus or prospectus of the undersigned
                     Registrant relating to the offering required to be filed
                     pursuant to Rule 424;

               (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or
                     used or referred to by the undersigned Registrant;

               (iii) The portion of any other free writing prospectus relating to the offering containing material information about the
                     undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

               (iv)  Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

     (b)  Filings Incorporating Subsequent Exchange Act Documents by Reference:

          The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to
          Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934
          (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c)  Request for Acceleration of Effective Date:

          Insofar as indemnification for liabilities arising under the
          Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 herein, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange
          Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of
          1933, as amended, and will be governed by the final adjudication of such issue.

                                      II-5

     (d)  Registration Statement Under Rule 430A: The undersigned Registrant hereby undertakes that:

          (1)  For purposes of determining any liability under the Securities
               Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities
               Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2)  For purposes of determining any liability under the Securities
               Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e)  Qualification of Trust Indentures under the Trust Indenture Act of
          1939 for delayed offerings:

          The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the indenture trustee to act under subsection (a) of Section 310 of the Trust
          Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

     (f)  Filings Regarding Asset-Backed Securities Incorporating by Reference
          Subsequent Exchange Act Documents by Third Parties:

          The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d)
          of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in this registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (g)  Filings Regarding Asset-Backed Securities That Provide Certain
          Information Through an Internet Web Site:

          The undersigned Registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB, information provided in response to that Item pursuant to Rule 312 of Regulation S-T through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in this registration statement. In addition, the undersigned Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule
          312 of Regulation S-T through the specified Internet address as of the date of the

                                      II-6

          prospectus included in this registration statement if a subsequent update or change is made to the information.

                                      II-7

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of City of Sydney, Australia on the 22nd
day of December 2006.

                                        SECURITISATION ADVISORY SERVICES
                                        PTY. LIMITED

                                        By: /S/ Craig Anthony Carland
                                            ------------------------------------
                                        Name: Craig Anthony Carland
                                        Title: Principal Executive Officer

                                      II-8

     Pursuant to the requirements of the Securities Exchange Act of 1933, this
Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                       Title                    Date
------------------------   -----------------------------   ----------------

            *              Principal Executive Officer     December 22, 2006
------------------------
Craig Anthony Carland

            *              Principal Financial Officer &   December 22, 2006
------------------------   Principal Accounting Officer
Michael John Venter

* Signature by Paul Jorissen under the Power of Attorney

by: /S/ Paul Jorissen
    -----------------------------
    Attorney-in-Fact

                                      II-9

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE

     Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the undersigned hereby certifies that it is the agent for service of process in the United States of the Registrant with respect to this Amendment No. 4 to the
Registration Statement and signs this Amendment No. 4 to the Registration
Statement solely in such capacity and for the limited purpose of said Section
6(a)

                                         /S/ Murray Regan
                                         ---------------------------------------
                              Name:      Murray Regan

                              Title:     Head of Operations and Administration
                              Address:   Commonwealth Bank of Australia,
                                         599 Lexington Avenue, 17th floor
                                         New York City, NY 10022

                                Telephone: 212-848-9362

                                      II-10

                                 EXHIBITS INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.    DESCRIPTION OF EXHIBIT                                      PAGE NUMBER
-------  ----------------------------------------------------------  -----------
    1.1  Form of Underwriting Agreement.*

    3.1  Memorandum of Association of Registrant (Incorporated
         by reference to Exhibit 3.1 to Registration Statement
         No. 333-118765).*

    3.2  Articles of Association of the Registrant
         (Incorporated by reference to Exhibit 3.2 to
         Registration Statement No. 333-118765).*

    4.1  Master Trust Deed (Incorporated by reference to
         Exhibit 4.1 to Registration Statement No. 333-118765).*

    4.2  Form of the Series Supplement.*

    4.3  Form of the Security Trust Deed.*

    4.4  Form of the Note Trust Deed.*

    4.5  Form of the Agency Agreement.*

    5.1  Opinion of Mayer, Brown, Rowe & Maw as to legality of the Notes.*

    8.1  Opinion of Mayer, Brown, Rowe & Maw as to certain tax matters (included in Exhibit 5.1 hereof).*

    8.2  Opinion of Clayton Utz as to certain tax matters.*

   10.1  Form of the Standby Redraw Facility Agreement.*

   10.2  Form of the Liquidity Facility Agreement.*

   10.3  Form of the Interest Rate Swap.*

   10.4  Form of the CBA Currency Swap (Incorporated by
         reference to Exhibit 10.4 to Registration Statement
         No. 333-118765).*

   10.5  Form of the Currency Swap with third party
         counterparty (Incorporated by reference to Exhibit
         10.5 to Registration Statement No. 333-118765).*

   23.1  Consent of Mayer, Brown, Rowe & Maw (included in
         Exhibit 5.1 hereof).*

                                      II-11

   23.2  Consent of Clayton Utz (included in Exhibit 8.2
         hereof).*

   24.1  Power of Attorney (included on signature pages).*

   25.1  Statement of Eligibility of Note Trustee.*

   99.1  Opinion of Clayton Utz as to Enforceability of U.S.
         Judgments under Australian Law.*

* Previously Filed.

                                      II-12